UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2018 - December 31, 2018

Item 1. Reports to Shareholders.

DECEMBER 31, 2018

2018 Annual
Review and Report to Shareholders

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Premier Fund

Royce Low-Priced Stock Fund

Royce Micro-Cap Fund

Royce Micro-Cap Opportunity Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Leaders Fund

Royce Small-Cap Value Fund

Royce Small/Mid-Cap Premier Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Special Equity Multi-Cap Fund

Royce Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.roycefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor with the Funds, by calling 1-800-841-1180. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-841-1180 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with our fund complex if you invest directly with the Funds.

roycefunds.com

Table of Contents

Annual Review

Letter to Our Shareholders	2

Performance and Expenses	6

The Royce Funds and Rolling Returns	7

Annual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Dividend Value Fund	8

Royce Global Financial Services Fund	10

Royce International Premier Fund	12

Royce Low-Priced Stock Fund	14

Royce Micro-Cap Fund	16

Royce Micro-Cap Opportunity Fund	18

Royce Opportunity Fund	20

Royce Pennsylvania Mutual Fund	22

Royce Premier Fund	24

Royce Small-Cap Leaders Fund	26

Royce Small-Cap Value Fund	28

Royce Small/Mid-Cap Premier Fund	30

Royce Smaller-Companies Growth Fund	32

Royce Special Equity Fund	34

Royce Special Equity Multi-Cap Fund	36

Royce Total Return Fund	38

Schedules of Investments and Financial Statements	40

Notes to Financial Statements	96

Report of Independent Registered Public Accounting Firm	112

Understanding Your Fund’s Expenses	113

Trustees and Officers	116

Notes to Performance and Other Important Information	117

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Letter to Our Shareholders

2018: ANNUS HORRIBILIS
This was quite a memorable year for the equity markets—for reasons most investors would prefer to forget. A bull market ended with a bang that left many investors whimpering. Of course, the end of any upswing for share prices is bound to be disappointing—what made this pullback so jarring was its speed and severity. Back in the summer, everyone seemed to agree that valuations were stretched to the point where an adjustment to prices was all but inevitable, yet the force of the decline felt more like the engine of a precision-engineered sports car suddenly seizing than the anticipated tapping of the brakes. So while 2018’s downturn initially looked as if it would assume a place among the most predicted in history, no one, including us, was expecting a fall as steep and fast as this one has been. It has also, however, performed the role down markets do—which is to provide active managers with an ample supply of potential long-term opportunities.
Part of the reason the jolt was so unexpected may be due to the placid nature of the bull market it wrenched to a stop. For much of 2018, the U.S. market cruised confidently ahead, with very little congestion and few potholes. Through the first three quarters of the year, volatility barely registered in the small-cap market, with only 22% of the trading days having intraday moves of at least 1% in the small-cap Russell 2000 Index (and our chosen asset class has historically been the most volatile precinct of the equity world). Of course, this all changed dramatically later in the year. For small-caps, it began after the Russell 2000 reached an all-time high on August 31, following which a wave of volatility hit. In the fourth quarter, 54% of the trading days for the Russell 2000 had intraday moves of at least 1%.
The volatility itself would have perhaps been more bearable if it had not also taken returns in the year’s last three months from ‘bad’ to ‘historically awful’—the Russell 2000 fell 20.2% for the fourth quarter. Its worst month by far was December. In fact, the first few months of the corrective phase had enough push and pull that the year-to-date return at the end of November for the Russell 2000 was 1.0%. From our perspective, then, the downturn had two phases—the first was the widely expected recalibration from late August through mid-December. The second was a blur of panic selling between December 12th and 24th. Losses mounted as the gentler descent of the initial stage gave way to a wild downhill. The markets careened down the slope at breakneck speed as the calendar approached year-end, with small-caps reaching a 2018 bottom on Christmas Eve before stabilizing over the next week, giving the Russell 2000 a loss of 11.9% for December. In the context of its 11.0% decline for calendar 2018, it may be easy to forget that year-to-date through August 31, the Russell 2000 was up 14.3%.

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LETTER TO OUR SHAREHOLDERS

A Tale of Two Markets Russell 2000 2018

So 2018 was truly A Tale of Two Markets, and offered yet another lesson from history that the market can—and often does—turn in a hurry. For an additional sense of the tumult and—we want to stress again—the opportunities the correction created, consider that the average stock in the Russell 2000 declined 37.2% from its previous 52-week high through year-end. Many declined more than that: energy stocks in the Russell 2000 fell more than 50%, materials slid 42.5%, and transportation was down 42.3% from their respective highs.

“WHAT JUST HAPPENED?”
Retrospect offers the opportunity to look at the contour of the correction and at the confluence of factors that may have led to and exacerbated it. In spite of its historic awfulness, the downturn displayed some familiar traits: small-caps lost more than large-caps, for example, which is consistent with most bear markets, as is the fact that small-caps entered ‘classic’ bear market territory before their larger counterparts. (By a ‘classic’ bear, we mean a decline of 20% or more from a previous peak—the Russell 2000 lost 22.1% from 8/31/18-12/31/18.) Within small-cap, we also saw value beat growth, dividend payers lose less than non-payers, earners hold up better than non-earners, and defensives outpace cyclicals. All of this is also essentially consistent with history, which was reassuring (though painful in the short run).
Identifying this mix of the familiar and the unexpected helps to shed light on the question of what drove shares down in such

A Familiar Pattern in 4Q18 Decline

precipitous fashion, turning what at first looked like a historically typical bull market detour into the bear market ditch. First, there was the by-now familiar cloud of tariffs and trade wars looming over the market, arguably the major factor in underperformance for economically sensitive cyclical stocks in 2018. Oil prices began to collapse in October, while shortly afterward slowdowns were reported in both housing and auto sales. Consumer confidence began to dip, and Europe and China continued to weaken. Yet all of this was, if not old news, then at least well established news by the end of November. Moreover, much of the economic news in the U.S. remained positive. Job and wage gain growth remained robust (as they continue to do as of this writing) as did corporate profits.
    In mid-December, however, other factors came into play that helped to bring the witches’ brew to a boil. Investors looked at the coincidence of a flattening yield curve and the abrupt drop in oil prices as a surefire recession warning. Ratcheting up the already high level of anxiety, the December Fed meeting announcement and subsequent press conference were widely seen as conveying an unhealthy detachment from current financial conditions, which exacerbated the downward spiral. This is how ‘bad’ became ‘worse.’

A SENSE OF WHERE WE ARE
A month into 2019, which featured a welcome rally that recovered most of December’s losses, the signals remain decidedly mixed. The PMI (Purchasing Managers’ Index) report for December issued in early January perhaps best distills the mixed, if not confusing, state of play in the U.S. economy. The report is designed to show the health of the manufacturing and service sectors. The index hit a 15-month low in December, which is admittedly concerning, especially given the marked fall-off from November. However, of its 18 manufacturing sectors, 11 showed growth in December. Additionally, the 54.1% number reported for that month was comfortably in the range of a growing economy because any number north of 50% typically indicates growth. Even with the uncertain course of U.S. growth, it seems clear to us that in 2018 many investors reacted as if the economy has only two gears—forward and reverse.

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LETTER TO OUR SHAREHOLDERS

We see a more nuanced picture that’s closer to the midpoint of these extremes. The economy looks essentially healthy and capable of expansion to us, though probably at a slower pace than we saw over the last two years. There are undoubtedly risks on the horizon—political, financial, and economic. Yet we believe that these have already been reflected, in some cases excessively so, in current small-cap valuations. The market shifted in short order from a period when small-cap’s extended valuations seemed out of sync in light of the index’s high levels of debt and low profitability, to one at the end of the year when valuations reflected more pessimism than we think is warranted—at least in select instances.

THE LESSONS OF HISTORY
We examined the recent bear phase from a calendar-year and market cycle perspective and uncovered encouraging data. First, 2018 was the twelfth negative calendar year in the 40-year history of the Russell 2000. In 10 of the previous 11 years, a positive calendar-year return followed—with an average one-year return of 21.1%. (Unsurprisingly, the lone exception was 2007-08.) Turning to market cycles also shows compelling positive news. 2018 saw the eleventh decline of 20% or more from a previous small-cap peak. In nine of the previous 10 periods, the subsequent average one-year return from the first day on which the index declined 20% from its peak was a positive 19.4%. (The exception, again unsurprisingly, came in 2008-09.) These historical examples certainly suggest the possibility of a solid 2019.

Historical Comparison CRSP 6-10 Declines and Subsequent 12-Month Performance

To be sure, our belief is that we are a long way from the crisis era of a decade ago. We are also in a stronger position economically than we were in the two prior bear markets in 2011-12 or 2015-16. In fact, we see the closest historical parallels farther back. In our view, 1987 or 1962 are the more relevant comparisons—two cases in which the markets experienced a deep decline before recovering in the midst of a still growing economy. Moreover, we also see little resemblance between the present and prior bearish periods such as 1998, 2001-02, or 2008-09, when there were more than enough reasons for investors to sell in the form of financial crises and/or recessions (while contrarians like us were casting about for opportunities). It’s worth emphasizing that the only decline over the last 10-plus years that featured both a recession and a financial crisis was 2008-09. Unless investors are expecting something in the way of a repeat performance—and we are obviously not—history suggests this may be a good time to consider committing more money to small-caps.

After the Bear Market, Then What? Subsequent 1-Year Performance of Russell 2000 after a 20% Decline as of 12/31/18

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LETTER TO OUR SHAREHOLDERS

A DELIBERATE PACE ON THE ROAD TO NORMAL
We would, however, add a note or two mixing intermediate-term caution for the small-cap market with long-term optimism for small-cap active management. 2019 may well be a terrific year for small-cap performance, particularly if January is any kind of bellwether. However, we suspect that annualized small-cap returns over the next three to five years may be in the mid to high single digits. From our perspective as disciplined small-cap specialists, this is not necessarily bad news. Lower-than-average returns for the Russell 2000 have historically benefited active management approaches, including a number of our own strategies, especially coming out of periods of deep pessimism such as we saw late in 2018, when investors often miss the long-term opportunities falling markets create.
    We also believe that the long and winding road back to more normal terrain for the capital markets will be marked by three occurrences: a normalizing rate structure, with rates moving higher, resulting in a steepening yield curve; more historically average levels of volatility (which was higher in 2018 than it was over the previous two years); and the more historically typical returns that we mentioned above. All three of these market conditions have been supportive for small-cap active management in the past.
The overall state of small-cap, however, still has several unresolved issues. Of the three that worried us most about the Russell 2000 over the summer—lofty valuations, many companies with barely manageable debt, and too many with no earnings—only the first is no longer a pressing matter. We think that the fundamentals we value most—such as high returns on invested capital, positive cash flow, and an identifiable catalyst (or two) for earnings growth or recovery—should be rewarded in the coming market environment, as they have often been over the long term.
IDENTIFYING OPPORTUNITIES IN A VOLATILE CLIMATE
In all of our strategies, we’ve been working to take advantage of long-term buying opportunities across a broad spectrum of sectors and industries. This includes companies involved in energy services, RV parts, infrastructure, laser-based photonics, shipping, trucking, banking, outpatient healthcare facilities that bend the cost curve, and semiconductor capital equipment, to name just a few. Within our high-quality strategies, we’ve also been buying more of the companies that we know best, those in which we have the highest confidence, because of their demonstrated ability to deal effectively with adversity in previous down markets.
Within these cyclical sectors, especially in the broad industrial and technology spaces, there are diverse industry groups with distinct business cycle dynamics. Each responds to multiple company- or industry-specific factors that help to determine performance as a business—they seldom march in lockstep. That diversity is very attractive to us as selective active managers. So while there’s no question that we were incorrect in thinking that investors would more readily recognize and then close the gap between operating income and stock prices, we think that many small-cap cyclical companies were disproportionately punished in the downturn to the point where many look as if a recession has already been priced in—which makes them even more attractive to us.

Cyclical Market Disconnect

Across each of our small-cap strategies, we are confident in our holdings, which generally possess some combination of solid cash flows, modest valuations, effective managements, and encouraging prospects. These are the businesses that look most likely to weather or even thrive in a period with even more volatility and uncertainty than usual.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP

January 31, 2019

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Performance and Expenses

Performance and Expenses
								ANNUAL OPERATING EXPENSES (%)
	1-YR	5-YR	10-YR	15-YR	20-YR	45-YR/SINCE INCEPTION	INCEPTION DATE	GROSS	NET

Royce Dividend Value Fund	-16.24	1.81	11.08	N/A	N/A	7.40	5/3/04	1.39	1.34

Royce Global Financial Services Fund	-13.41	3.37	10.88	7.07	N/A	7.07	12/31/03	1.77	1.58

Royce International Premier Fund	-12.76	5.18	N/A	N/A	N/A	5.76	12/31/10	1.65	1.44

Royce Low-Priced Stock Fund	-9.31	-0.01	7.36	4.64	8.15	9.22	12/15/93	1.61	1.58

Royce Micro-Cap Fund	-8.94	-0.91	8.34	5.47	8.16	10.03	12/31/91	1.60	1.58

Royce Micro-Cap Opportunity Fund	-14.01	1.23	N/A	N/A	N/A	10.14	8/31/10	1.28	1.24

Royce Opportunity Fund	-19.97	1.73	13.73	7.14	10.61	10.98	11/19/96	1.18	1.18

Royce Pennsylvania Mutual Fund	-9.66	3.15	11.34	7.71	9.15	13.20	N/A	0.92	0.92

Royce Premier Fund	-10.40	4.03	11.23	9.04	9.99	11.02	12/31/91	1.16	1.16

Royce Small-Cap Leaders Fund	-12.72	0.42	9.15	7.68	N/A	8.12	6/30/03	1.59	1.49

Royce Small-Cap Value Fund	-7.17	0.92	9.39	7.60	N/A	8.56	6/14/01	1.51	1.49

Royce Small/Mid-Cap Premier Fund	-15.16	2.29	10.96	7.43	9.61	11.35	12/27/95	1.32	1.32

Royce Smaller-Companies Growth Fund	-10.22	3.36	10.63	7.34	N/A	10.07	6/14/01	1.49	1.49

Royce Special Equity Fund	-9.86	2.64	10.08	7.18	9.11	8.43	5/1/98	1.17	1.17

Royce Special Equity Multi-Cap Fund	-10.57	2.06	N/A	N/A	N/A	7.67	12/31/10	1.39	1.24

Royce Total Return Fund	-12.46	3.32	10.61	7.14	8.39	9.99	12/15/93	1.21	1.21

INDEX
Russell 2000	-11.01	4.41	11.97	7.50	7.40	N/A	N/A	N/A	N/A

Russell Microcap	-13.08	3.08	11.71	5.67	N/A	N/A	N/A	N/A	N/A

Russell 2000 Value	-12.86	3.61	10.40	6.91	8.23	N/A	N/A	N/A	N/A

Russell 2500	-10.00	5.15	13.15	8.23	8.52	N/A	N/A	N/A	N/A

Russell 1000	-4.78	8.21	13.28	7.93	5.85	N/A	N/A	N/A	N/A

MSCI ACWI ex USA Small Cap[1]	-18.20	1.96	10.02	7.31	7.14	N/A	N/A	N/A	N/A

Russell Global ex-U.S. Small Cap	-17.93	1.73	9.48	7.02	7.29	N/A	N/A	N/A	N/A

1 International Premier Fund’s previous benchmark index, the Russell Global ex-U.S. Small Cap Index, was discontinued by FTSE Russell effective December 31, 2018. As of this same date, the MSCI ACWI ex USA Small Cap Index is the Fund’s new benchmark.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Premier Fund). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.24% for Royce Micro-Cap Opportunity and Special Equity Multi-Cap Funds; 1.34% for Royce Dividend Value Fund; 1.44% for Royce International Premier Fund; 1.49% for Royce Global Financial Services, Low- Priced Stock, Micro-Cap, Small-Cap Leaders, and Small-Cap Value Funds through April 30, 2019. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Value Index consists of the respective value stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 1000 is an unmanaged, capitalization-weighted index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3,000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

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The Royce Funds and Rolling Returns

We believe strongly in the idea that a long-term perspective is crucial for determining the success of an investment approach. Flourishing in an up market is wonderful, but surviving a bear market by losing less (or not at all) is equally desirable. In any case, the true tests of a portfolio’s mettle are results over bull and bear periods. This is why we prefer to examine results that include up and down market phases—primarily by looking at rolling return periods.

When evaluating fund performance, it is common practice to review results for the most recent year (often the calendar year) along with its related longer-term trailing periods. However, a calendar-year return is not necessarily any more or less important to consider than any other 12-month period (or related trailing period). It is also true that few investors buy mutual funds on New Year’s Eve and then sell exactly five or 10 years later. Of course, the reality is that trailing returns ending last month or last quarter are the most commonly available and easily comparable results, so these otherwise arbitrary periods often drive investor decisions and flows.
Keeping in mind that investors will buy and sell at any time throughout any given year, we think it makes sense to examine performance over a larger series of dates. We believe rolling returns offer a more effective measure because they provide a more accurate and in-depth picture of a portfolio’s performance. Rather than “point-in-time” results anchored by the end of the month or quarter, rolling returns account for the fact that investors typically do not invest at the beginning of the current five- or 10-year period but instead are in fact investing over many periods.
So instead of assuming that an investment was made on January 1, rolling returns calculate all of the periods starting not only in January, but also in February, March, April, etc. For example, a monthly five-year rolling return accounts for all of the five-year returns beginning at a given inception date and advancing one month sequentially. This method allows an investor to evaluate the consistency of a fund’s performance over time—including the ups and downs of market cycles.
We believe that rolling returns provide a particularly robust analytical tool for evaluating manager performance, especially during volatile periods when simply shifting the performance date range one or two months in either direction can paint a very different picture.

Royce Funds[1] vs. The Benchmark[2]

Monthly Rolling Average Annual Return Periods and Relative Results Since the Last 20 Years through December 31, 2018

	Average Annual 10-Year Rolling Return				Average Annual 5-Year Rolling Return
FUND	PERIODS BEATING THE INDEX		FUND AVG (%)[3]	INDEX AVG (%)[3]	PERIODS BEATING THE INDEX		FUND AVG (%)[3]	INDEX AVG (%)[3]
U.S. EQUITY

Low-Priced Stock	48/121	40%	7.0	7.2	101/181	56%	7.9	8.8

Micro-Cap	60/103	58%	7.5	6.7	92/163	56%	8.1	8.3

Opportunity	96/121	79%	9.0	7.2	121/181	67%	11.2	8.8

Pennsylvania Mutual	73/121	60%	8.5	7.2	109/181	60%	10.1	8.8

Premier	108/121	89%	10.0	7.2	113/181	62%	11.1	8.8

Special Equity	94/121	78%	9.3	7.2	99/181	55%	10.3	8.8

Total Return	54/121	45%	7.9	7.2	97/181	54%	9.5	8.8

GLOBAL/INTERNATIONAL EQUITY

Global Financial Services	19/61	31%	7.6	8.2	37/121	31%	7.7	8.3

[1] Included are all Royce Funds with at least 20 years of history.
[2] The Russell 2000 Index is the benchmark for most funds. Royce Micro-Cap Fund is compared to the Russell Microcap Index from the inception of that index. Royce Small/Mid-Cap Premier Fund is compared to the Russell 2500 Index.
[3] Average return shown is the average of all month-end trailing five- and 10-year total returns.
Past performance is no guarantee of future results. For more information on performance please see page 6.

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MANAGERS’ DISCUSSION

Royce Dividend Value Fund (RDV)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Royce Dividend Value Fund was down 16.2% in 2018 versus a loss of 11.0% for its small-cap benchmark, the Russell 2000 Index, for the same period. Underperformance came as a result of the Fund lagging its benchmark through the first three, more bullish quarters of the year, a period of low volatility in which small-cap growth stocks beat small-cap value, and small-cap companies that pay no dividends outpaced those that do. We were pleased, then, to see the Fund hold its value better than its index in the fourth-quarter downturn, -17.7% versus -20.2%. This was the index’s tenth negative quarter over the last decade—and the Fund outperformed in seven of them, consistent with what its lower volatility dividend value strategy seeks to deliver.

WHAT WORKED... AND WHAT DIDN’T
Ten of the portfolio’s 11 equity sectors finished 2018 in the red, with the biggest negative impacts coming from Financials and Industrials, its two largest sectors at year-end as well as two of its most significant overweights versus its benchmark. Consumer Staples was the only sector to make a positive contribution, and it did so modestly. At the industry level, capital markets detracted most by a wide margin. A perennial area of concentration for the Fund due to the large number of dividend-paying asset management companies within it, the group saw disappointing performances from several holdings, including SEI Investments, which provides investment processing, investment management, and investment operations solutions to clients around the globe. With products and services knit into the operations of several customers, SEI has what we think is a strong niche that’s built for the long term. Investors mostly avoided its stock in 2018, however, especially in the downturn, when most companies associated with asset management slumped. Shares of Jupiter Fund Management, a U.K. based asset manager, fell earlier in the year due to concerns about ongoing investments in the business that will lead to cost increases in excess of revenue growth, along with continued fee declines and fund outflows. Its shares slipped further in the fourth quarter after the company reported larger-than-expected outflows. We held our position based on our belief that Jupiter is a well-managed franchise positioned for long-term growth and capable of a strong recovery.
Global staffing and services company ManpowerGroup detracted most in the Industrials sector and in the portfolio overall. Its 2018 revenues slid, as the economic environment, particularly in its European business, proved more challenging than the company had been anticipating. We held shares based on the ongoing strength of its North American and Asian business and its record of successful execution. Recreational vehicle manufacturer Thor Industries suffered through a 65% decline for its stock in 2018. Sales began to decline in the fall, forcing Thor to scale back production as independent RV dealers had overstocked their inventories earlier in the year. However, inventories were normalizing at the end of December, and Thor has also improved its production process in order to meet variable levels of demand. DENTSPLY SIRONA, a dental equipment and consumables manufacturer, was engaged in turnaround efforts aimed at improving topline growth and operating margins. The firm then suffered a serious enough decline in its fiscal third-quarter earnings for us to exit our position.
    Positive contributions at both the industry and position levels were modest. The aerospace & defense (Industrials), chemicals (Materials), and specialty retail (Consumer Discretionary) groups contributed most at the industry level. The portfolio’s top-contributing holding was footwear and accessories retailer DSW, which benefited from robust business. The firm also raised guidance in December for the remainder of fiscal 2018. HEICO Corporation, which supplies electronics and other parts to aerospace companies has defensible strength in a highly specialized niche and a conservatively capitalized balance sheet. Both attracted our initial attention while other investors seemed drawn to its steady earnings growth in 2018.
Relative to the Russell 2000, performance was impacted most in 2018 by sector allocation—stock selection was additive. Three sectors drove underperformance: ineffective stock picking hurt most in Financials, primarily due to the aforementioned capital markets group, while stock selection and our underweight each detracted in the Information Technology and Health Care sectors. Conversely, the portfolio had sizable stock selection advantages in Energy and Materials.

Top Contributors to Performance
For 2018 (%)[1]

DSW Cl. A	0.37

HEICO Corporation Cl. A	0.27

Gaztransport Et Technigaz	0.21

Expeditors International of Washington	0.20

Quaker Chemical	0.20

[1] Includes dividends

Top Detractors from Performance
For 2018 (%)[2]

ManpowerGroup	-0.88

DENTSPLY SIRONA	-0.76

SEI Investments	-0.67

Thor Industries	-0.64

Jupiter Fund Management	-0.62

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
While we acknowledge the many potential sources of risk on the horizon—economic, geopolitical, and financial—we also think that these concerns have already been largely reflected, perhaps even excessively so, in current valuations. In short order, we went from a period this summer when small-cap’s extended valuations seemed out of sync given the index’s high levels of debt and low profitability, to one at the end of the year where valuations seemed more pessimistic than we think is warranted—at least in select instances. We believe that the portfolio’s cyclical tilt will be rewarded as recessionary concerns dissipate during the year.

8 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (5/3/04)

RDV	-14.51	-16.24	5.84	1.81	11.08	7.40

Annual Gross Operating Expenses: 1.39% Annual Net Operating Expenses: 1.34%

[1] Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
 Since Inception Through 12/31/18
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 95% of all 10-year periods and 56% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	53/56	95%	0.50	0.45

5-year	65/116	56%	0.58	0.55

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 5/3/04 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Quaker Chemical	3.0

FLIR Systems	3.0

HEICO Corporation Cl. A	3.0

AptarGroup	2.9

KKR & Co. Cl. A	2.7

IDEX Corporation	2.2

Graco	2.2

Lindsay Corporation	2.1

Reliance Steel & Aluminum	2.1

Applied Industrial Technologies	2.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.4

Financials	28.2

Materials	13.2

Consumer Discretionary	8.1

Information Technology	7.3

Energy	5.9

Health Care	2.1

Utilities	1.4

Consumer Staples	0.6

Real Estate	0.5

Cash and Cash Equivalents	4.3

Calendar Year Total Returns (%)

YEAR	RDV

2018	-16.2

2017	21.7

2016	16.4

2015	-5.7

2014	-2.1

2013	30.7

2012	16.9

2011	-4.5

2010	30.1

2009	37.7

2008	-31.5

2007	-0.0

2006	19.9

2005	7.3

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	86	80

From 6/30/04 (Start of Fund’s First Full Quarter)	87	78

Portfolio Diagnostics

Fund Net Assets	$121 million

Number of Holdings	88

Turnover Rate	13%

Average Market Capitalization[1]	$3,504 million

Weighted Average P/E Ratio[2,3]	13.0x

Weighted Average P/B Ratio[2]	2.2x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	65.4%

Non-U.S. Investments (% of Net Assets)	30.3%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Dividend Value Fund at 6/30/15 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.34% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 9

MANAGERS’ DISCUSSION

Royce Global Financial Services Fund (RFS)

Chuck Royce Chris Flynn

FUND PERFORMANCE
Royce Global Financial Services Fund fell 13.4% in 2018, trailing both the Russell 2000 Index, which declined 11.0%, and the Russell 2500 Financial Services Indexes, which was down 9.1% for the same period. After returning more than 22% in 2017 (and outpacing both indexes in the process), a moderation in the Fund’s pace of gains in 2018 would not have been unexpected, though we were not anticipating such a sharp correction as the one we had in 2018, which pushed calendar-year returns for most equities into negative territory for the year. We were pleased, however, that the Fund held its value better than the small-cap index in the precipitous fourth-quarter downturn, down 15.3% versus a loss of 20.2% for the Russell 2000.

WHAT WORKED... AND WHAT DIDN’T
The capital markets group was our largest weighting, comprising almost 50% of assets at year-end. Our holdings in this space constituted a mix of traditional and alternative asset management businesses, both domestic and international, that we think run differentiated franchises with the ability to grow their businesses in an increasingly volatile environment. The downturn, however, proved no respecter of franchise strength or profit potential, and led to disappointing performances from several holdings. The largest detractor was Jupiter Fund Management, a U.K. based asset manager whose shares fell earlier in the year due to concerns about ongoing investments in the business that will lead to cost increases in excess of revenue growth, along with continued fee declines and fund outflows. Its stock slipped further in the fourth quarter after the company reported larger-than-expected outflows. We held our position based on our belief that Jupiter is a well-managed franchise positioned for long-term growth.
    Two top-contributing holdings from 2017 underwent significant reversals and landed among the bottom five detractors for 2018. SEI Investments runs a diverse business that provides investment processing, investment management, and investment operations solutions to clients around the globe. With products and services knit into the operations of several customers, SEI has what we think is a strong niche that’s built for the long term. Concerns about future spending levels from its primary client base as well as a second-quarter earnings disappointment led investors to mostly avoid its stock through the first three quarters of 2018, before its shares slumped further during the downturn, along with most other companies associated with asset management. U.S. Global Investors is a specialty asset manager focused mostly on emerging markets, precious metals, and, more recently, digital currencies. Its shares surged in 2017 following its investment in a blockchain technology company, which led us to sell nearly half our position. This move proved prescient as its stock began to decline significantly in 2018 when the price of the highly volatile cryptocurrency Ethereum collapsed in March. Volatile precious metals prices and a quarterly loss reported in November then combined to keep U.S. Global’s stock price tumbling.
Virtu Financial made the biggest positive contribution to performance. Based in New York City, the firm uses its technology to act as a market maker and liquidity provider to the global financial markets. Virtu announced impressive first-quarter results in profits and earnings, thanks to increased volatility, high trading volumes, and better-than-expected progress integrating a large acquisition. We took some gains around this time, just as its shares began to slide. Its shares then advanced in the fourth quarter as its business model again benefited from increased volatility. In 2017, we added to our stake in Popular, one of the largest Puerto Rico-based banks, as its stock was lagging, so we were especially pleased to see it rebound from a difficult 2017 to become one of 2018’s top contributors. Strong earnings in 2018, along with an opportunistic, accretive acquisition, have led the stock to outperform, a happy exception to a poor year for most small-cap banks.

Top Contributors to Performance
For 2018 (%)[1]

Virtu Financial Cl. A	1.34

Popular	0.56

Benefitfocus	0.32

Financial Engines	0.31

Bottomline Technologies	0.27

[1] Includes dividends

Top Detractors from Performance
For 2018 (%)[2]

Jupiter Fund Management	-0.75

SEI Investments	-0.75

U.S. Global Investors Cl. A	-0.74

Clarkson	-0.71

Altus Group	-0.64

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
2018 marked another year in the march towards what we believe are normalizing markets. We see three components in this process: a more normally sloped yield curve, which is steeper than today; a more historically typical level of volatility, which is higher than investors have experienced, other than in 2018’s fourth quarter; and below average intermediate-term returns—we expect mid- to high-single digits for the small-cap index, compared with low double-digit historical returns. These changes in the market environment should be supportive of many of the Fund’s investments. Higher volatility has historically provided active managers more room to outperform while steeper yield curves are supportive for banks and other lenders. We remain constructive on bank holdings based on the belief that certain positions have excellent prospects for growth in their wealth management operations while others offer what we think is an attractively differentiated business model or a geographic franchise that we think will help subsequent growth. Equally important, low nominal returns should continue to support demand among institutional investors for alternative asset managers and among high net worth investors for wealth management services. We believe that the portfolio is therefore well positioned to benefit from the coming environment.

10 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/03)

RFS	-15.64	-13.41	6.19	3.37	10.88	7.07

Annual Gross Operating Expenses: 1.77% Annual Net Operating Expenses: 1.58%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 12/31/03 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

E-L Financial	3.3

Virtu Financial Cl. A	3.1

Popular	3.0

Franco-Nevada Corporation	3.0

First Citizens BancShares Cl. A	2.6

Ashmore Group	2.6

Rothschild & Co	2.5

MarketAxess Holdings	2.5

Sprott	2.4

VZ Holding	2.3

Portfolio Industry Breakdown
% of Net Assets (Subject to Change)

Capital Markets	49.7

Banks	18.3

Insurance	8.5

Real Estate Management & Development	6.5

Software	3.2

Metals & Mining	3.0

IT Services	2.3

Professional Services	1.9

Marine	1.6

Diversified Financial Services	1.5

Trading Companies & Distributors	1.5

Hotels, Restaurants & Leisure	0.8

Consumer Finance	0.7

Equity Real Estate Investment Trusts (REITs)	0.4

Cash and Cash Equivalents	0.1

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	85	81

Fund’s First Full Quarter (12/31/03)	84	78

Calendar Year Total Returns (%)

YEAR	RFS

2018	-13.4

2017	22.5

2016	12.9

2015	-4.7

2014	3.5

2013	42.0

2012	20.7

2011	-11.3

2010	18.5

2009	32.1

2008	-35.4

2007	-4.7

2006	24.8

2005	12.2

2004	15.1

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	53.3

Canada	18.2

United Kingdom	8.6

Switzerland	3.5

India	2.7

France	2.5

South Africa	1.9

Singapore	1.8

Hong Kong	1.8

[1]	Represents countries that are 1.5% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$39 million

Number of Holdings	84

Turnover Rate	8%

Average Market Capitalization[1]	$1,811 million

Weighted Average P/E Ratio[2,3]	11.8x

Weighted Average P/B Ratio[2]	1.6x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2019. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 11

MANAGERS’ DISCUSSION
Royce International Premier Fund (RIP)

David Nadel Mark Rayner, CA

FUND PERFORMANCE
Royce International Premier Fund was down 12.8% in 2018, losing significantly less than both its new benchmark, the MSCI ACWI ex USA Small Cap Index, which declined 18.2%, and the Russell Global ex-U.S. Small Cap Index (which Russell Investments has discontinued), which fell 17.9% for the same period. As we would hope, better performance in a down market, in particular through the steep decline in 2018’s fourth quarter, was a factor in helping our QARP (“Quality At a Reasonable Price”) strategy to also outpace both indexes for the three-, five-year, and since inception (12/31/10) periods ended December 31, 2018.

WHAT WORKED... AND WHAT DIDN’T
Nine of the 10 equity sectors in which the portfolio held investments detracted from results in 2018, with only Consumer Staples managing a slight positive contribution. Industrials was by far the largest detractor, followed by Materials and Information Technology. SH Kelkar & Company detracted most at the position level. A family-run firm and one of the largest fragrance producers in India, its earnings were hurt as rising input costs and a dip in demand from certain export markets crimped margins. Thinking more about the long term, we like the firm’s long record of business success, which led us to hold our position. We held in a similar opinion about Computer Modelling Group, a Canadian software company whose products help oil companies maximize extractions. Its shares slumped in the second half due to its exposure to the energy industry, which was hurt by falling oil prices, and some slight disappointments in the firm’s revenues and earnings. Based on its lack of debt, relatively high annual dividend, and strong position in a highly specialized niche, we liked its long-term prospects at year-end. Burkhalter Holding is the leading provider of electrical engineering services in Switzerland. Its stock price was hurt by increasing talk that competition would pressure pricing. Seeing these issues as more temporal than structural, we held our position at year-end.
    On the positive side, Australia’s Bravura Solutions Limited makes software that focuses on the wealth management and investment fund administration markets. It has what we like in its industry—a market and product application we can readily understand that also delivers mission-critical customer benefits. The company offers a market-leading product, developed after a multi-year period of substantial R&D, and was able to take market share in a growing market. Sartorius Stedim Biotech is listed in France, but headquartered in Germany. The firm manufactures mostly single use or consumable products used by biopharmaceutical companies. Many of its products have technology-based barriers to entry that are further raised by the strict certification processes imposed by the FDA and other regulatory authorities around the globe. Strong earnings helped its stock in 2018. Trade Me Group, New Zealand’s leader in online classifieds, saw its shares rise when a bidding war broke out between two rival suitors, prompting us to sell our stake. While we always try to be mindful of portfolio turnover, holdings are not infrequently the targets of acquisition offers.
Relative to the MSCI ACWI ex USA Small Cap, the Fund benefited from stock selection in 2018 while sector allocation had a modest negative impact. Stock selection drove results most in the Industrials, Information Technology, and Health Care (where our overweight also helped relative results) sectors. Conversely, lower exposure and ineffective stock selection were relative disadvantages in Real Estate and Communication Services. In Materials, the chemicals group had a negative effect on relative returns, as did our lack of exposure to Utilities and our lower exposure to Consumer Staples.

Top Contributors to Performance For 2018 (%)[1]

Bravura Solutions	1.15

Sartorius Stedim Biotech	0.66

SimCorp	0.53

Trade Me Group	0.52

TGS-NOPEC Geophysical	0.48

[1] Includes dividends

Top Detractors from Performance For 2018 (%)[2]

SH Kelkar & Company	-0.97

Computer Modelling Group	-0.93

Burkhalter Holding	-0.87

Vakrangee	-0.82

ITE Group	-0.75

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of the year, the portfolio’s largest country overweights were Switzerland, Australia, and Sweden. The first is, in our view, perhaps the highest-quality small-cap market in the world, and we typically maintain an overweight in positions based there. Australia’s equity markets and currency weakened in 2018 due to perceived overreliance on commodities and trade with China. In our view, this has resulted in attractive valuations for high-quality names. Slower global growth created challenges for many international small-caps in 2018, while also making valuations look more attractive to us as we entered 2019. The portfolio had lower exposure to Consumer Discretionary at the end of December, in part due to the departure of Trade Me Group. We also added two positions in Industrials, as diverse a sector outside the U.S. as it is within. Market volatility gave us the opportunity to buy shares of two long-followed companies—IMCD, a leader in the marketing and distribution of specialty chemicals and food additives that’s headquartered in the Netherlands, and Loomis, a Swedish firm that’s a global leader in the transit of cash and valuables. In Materials, we returned to a previously held investment, Fuchs Petrolub, a German business that has grown into one of the world’s largest independent manufacturers of lubricants. We are very pleased with the quality of the businesses we hold as we enter 2019.

12 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYIPX RIPNX RINPX RIPIX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RIP	-9.99	-12.76	6.47	5.18	5.76

Annual Gross Operating Expenses: 1.65% Annual Net Operating Expenses: 1.44%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 Since Inception Through 12/31/18
On a monthly rolling basis, the Fund outperformed the MSCI ACWI x USA SC in 100% of all 5-year periods; 82% of all 3-year periods; and 67% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

5-year	37/37	100%	8.7	6.6

3-year	50/61	82%	8.7	6.7

1-year	57/85	67%	9.2	7.1

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Intertrust	3.1

Meitec Corporation	3.0

Partners Group Holding	2.6

USS	2.5

Benefit One	2.4

Kardex	2.3

OdontoPrev	2.3

Spirax-Sarco Engineering	2.3

Daifuku	2.2

IMCD	2.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	33.7

Information Technology	23.1

Health Care	14.9

Materials	6.9

Financials	6.1

Real Estate	3.5

Consumer Discretionary	2.6

Energy	1.7

Preferred Stock	2.0

Cash and Cash Equivalents	5.5

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter (12/31/10)	100	76

Calendar Year Total Returns (%)

YEAR	RIP

2018	-12.8

2017	39.8

2016	-1.1

2015	16.2

2014	-8.2

2013	18.3

2012	23.4

2011	-16.8

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	21.7

Switzerland	12.2

Australia	9.2

United Kingdom	7.4

Sweden	6.8

Netherlands	5.2

Canada	5.1

France	4.8

Brazil	4.1

India	3.0

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$362 million

Number of Holdings	51

Turnover Rate	65%

Average Market Capitalization[1]	$1,554 million

Weighted Average P/E Ratio[2,3]	20.3x

Weighted Average P/B Ratio[2]	3.3x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 6/30/14 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (MSCI ACWI ex USA Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 13

MANAGER’S DISCUSSION
Royce Low-Priced Stock Fund (RLP)

Jim Stoeffel

FUND PERFORMANCE
Although Royce Low-Priced Stock Fund had a negative return in 2018, the Fund outperformed its index, most notably during the bearish environment we saw toward the end of the year. The Fund was down -9.3% for 2018, outperforming the Russell 2000 Index, which fell 11.0% for the same period. The Fund beat its benchmark in the year’s slightly more volatile first quarter and its very volatile—and bearish—fourth quarter, down 18.0% versus a 20.2% decline for the index.

WHAT WORKED... AND WHAT DIDN’T
As share prices began to decline, we used the pullback, which felt indiscriminate, to allocate capital from lower-conviction names into those in which we had greater confidence, including names in Information Technology, which saw several stocks particularly hard hit on concerns over slowing global growth, a trade war with China, tariff-related supply chain issues, and short-term oversupply in memory semiconductors. We believe all of the longer-term positive demand drivers in the technology sector remain intact and should benefit the industry’s high-quality micro-cap companies. Along with Industrials, Information Technology was one of our two largest weightings and two largest overweights at year-end, as was Consumer Discretionary. These weightings reflect our confidence in the ongoing growth of the U.S. economy where we remain optimistic about the prospects for micro-cap stocks in what looks to us like a still-vibrant environment. Anticipating more robust growth in the U.S. relative to the rest of the globe, we stayed primarily focused on companies that derive most of their revenues from the U.S. economy.
    The sectors making the biggest negative impact in 2018 were Industrials, Energy, Consumer Discretionary, and Materials. In total, seven of the Fund’s 10 equity sectors finished the year in the red. Positive contributions were more modest and came from Information Technology and Health Care.
    At the industry level, energy equipment & services (Energy) hurt performance most as the drop in oil prices adversely affected our holdings. Machinery (Industrials) was another source of negative performance, with many holdings hurt by tariffs, trade war worries, and falling oil prices, all of which fueled investors’ concerns about cyclical businesses. Weakness in commodity prices led to a poor showing for the metals & mining group, the Fund’s second-biggest detracting industry.
The portfolio’s biggest detractor at the position level was Ultra Clean Holdings, which provides gas panel subsystems to semiconductor equipment manufacturers. Its shares were hurt by the global slowdown in semiconductor equipment production. We believe the recent acquisition of Quantum Global, which provides ultra-purity cleaning solution to the semiconductor equipment industry, can strengthen Ultra Clean’s already formidable competitive position. ASV Holdings is a machinery company that provides skid steers and loading equipment for the construction and agriculture markets. The company missed earnings expectations in 2018 as changes in its parts distribution strategy and higher raw materials prices crimped margins. Women’s clothing retailer Francesca’s Holdings was engaged in a turnaround designed to win back core customers who were lost through an ill-advised shift in merchandising strategy. We sold our shares when it seemed to us that the turnaround was proving slower to develop than we had anticipated. Paratek Pharmaceuticals is a clinical stage biotechnology firm whose lead asset is a new antibiotic, omadacycline. Weakness in the stock seemed to be due to concerns over incremental FDA approval scrutiny, the potential for a slow commercial ramp, and a capital raise in April. We held our position given the opportunity for a new antibiotic associated with the increased human resistance to older varieties.

Top Contributors to Performance For 2018 (%)[1]

Electro Scientific Industries	0.89

Attunity	0.74

QuinStreet	0.56

Fabrinet	0.50

AtriCure	0.50

[1] Includes dividends

Top Detractors from Performance For 2018 (%)[2]

Ultra Clean Holdings	-0.66

ASV Holdings	-0.65

Francesca’s Holdings	-0.61

Paratek Pharmaceuticals	-0.55

Atento	-0.53

[2] Net of dividends

    On the positive side, electronic equipment, instruments & components (Information Technology) and health care equipment & supplies (Health Care) boosted performance most at the industry level. Within the first group, Electro Scientific Industries was acquired at a 100% premium while Fabrinet, a contract manufacturer of fiber optic components and laser solutions, continued to execute successfully and profitably in 2018. The second group is home to medical technology company AtriCure, a global leader in treating atrial fibrillation (Afib) with a successful R&D pipeline that has driven ongoing market share gains.
Relative to the Russell 2000, savvy stock selection drove results—sector allocation detracted slightly. Information Technology was by far the largest source of outperformance, driven mostly by stock selection in the aforementioned electronic equipment, instruments & components industry, while Health Care and Industrials followed. The health care equipment & supplies group was the leading industry in the first sector while construction & engineering stood out in the second—in each group thanks mostly to strong stock selection. Our cash position also benefited the Fund relative to its index. Materials was the largest relative detractor for 2018, followed by Consumer Discretionary and Utilities. Ineffective stock picking in metals & mining hurt performance most in Materials, while stock selection in Internet & direct marketing retail and textiles, apparel & luxury goods dampened results in Consumer Discretionary. In Utilities, our lower exposure hindered performance.

14 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYLPX RLPHX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RLP	-17.06	-9.31	4.91	-0.01	7.36	4.64	8.15	9.22

Annual Operating Expenses: 1.61% Annual Net Operating Expenses: 1.58%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 12/15/93 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Ameresco Cl. A	1.6

Attunity	1.6

AtriCure	1.5

Kornit Digital	1.5

Electro Scientific Industries	1.5

FormFactor	1.4

Century Casinos	1.4

Graham Corporation	1.4

CryoLife	1.4

Northwest Pipe	1.4

Portfolio Sector Breakdown
% of Net Assets

Information Technology	25.3

Industrials	18.6

Consumer Discretionary	15.8

Health Care	11.8

Financials	10.5

Energy	6.0

Communication Services	2.9

Materials	2.7

Consumer Staples	2.5

Cash and Cash Equivalents	3.9

Calendar Year Total Returns (%)

YEAR	RLP

2018	-9.3

2017	9.7

2016	16.1

2015	-10.4

2014	-3.4

2013	12.9

2012	4.5

2011	-14.6

2010	31.5

2009	53.6

2008	-36.0

2007	2.3

2006	19.0

2005	9.7

2004	13.6

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	83	105

From 12/31/93 (Start of the Fund’s First Full Quarter)	100	93

Portfolio Diagnostics

Fund Net Assets	$202 million

Number of Holdings	120

Turnover Rate	58%

Average Market Capitalization[1]	$453 million

Weighted Average P/B Ratio[2]	1.8x

Active Share[3]	97%

U.S. Investments (% of Net Assets)	81.5%

Non-U.S. Investments (% of Net Assets)	14.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2019. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 15

MANAGERS’ DISCUSSION
Royce Micro-Cap Fund (RMC)

Jim Stoeffel Brendan Hartman

FUND PERFORMANCE
Royce Micro-Cap Fund held an advantage over its benchmarks for the calendar-year period, in large part due to losing less during the downturn that hit the markets from September through the end of the year. The Fund fell 8.9% in 2018 compared to the Russell Microcap and Russell 2000 Indexes, which fell 13.1% and 11.0%, respectively, for the same period.

WHAT WORKED... AND WHAT DIDN’T
Six of the portfolio’s 10 equity sectors detracted from performance in 2018. Financials, Industrials, and Energy made the largest negative impacts while Health Care made the biggest positive contribution, followed by Information Technology, historically one of our heaviest weightings. We were pleased to see these contributions because accruing positive performance was no small feat during such a difficult year. In fact, most of the cyclical areas where we focus struggled in 2018, including machinery (Industrials), which was the portfolio’s top detractor at the industry level. This group was followed by energy equipment & services holdings (Energy), which were mostly hurt by plummeting oil prices, while holdings in capital markets (Financials) slumped because most of our positions are asset management companies, an industry that is often sensitive to market pullbacks.
Lydall, the Fund’s top-detracting position in 2018, is a machinery company that manufactures an assortment of specialized products with automotive and industrial applications. A multi-year restructuring effort in the company’s Thermal/Acoustical Solutions segment has been slow to generate positive returns, a problem exacerbated by slowing light vehicle sales. We built our position as recent data points to a bottom for its margins while we remain cognizant of the risks inherent in its end market exposure. Ultra Clean Holdings provides gas panel subsystems to semiconductor equipment manufacturers. Its shares were hurt by the global slowdown in semiconductor equipment production. We added to our position as we believe the recent acquisition of Quantum Global, which provides ultra-purity cleaning solutions to the semiconductor equipment industry, can strengthen Ultra Clean’s already formidable competitive position.
    Health care equipment & supplies (Health Care) was the Fund’s top-contributing industry, with results driven by positive performance for five of our top six holdings, including AtriCure, Tactile Systems Technology, and CryoLife. Positive results also came from electronic equipment, instruments & components (Information Technology), where Fabrinet and laser solutions company Electro Scientific Industries, which was acquired at a 100% premium, boosted performance. The Fund’s top contributor at the position level was Attunity, which makes database management software that addresses the increasing need for rapid access to data. Its shares benefited from the accelerating adoption of its products, which lifted enterprise sales. We trimmed our stake but maintained a position as we see its opportunity as relatively open ended in the intermediate term.
Relative to the Russell Microcap, stock selection drove calendar-year results while sector allocation detracted somewhat. The largest stock selection advantage came from Information Technology, where our holdings in electronic, equipment instruments & components, specifically Fabrinet and Electro Scientific Industries, did most to drive results. Stock picking in Health Care, Consumer Discretionary, and Industrials also boosted relative performance. In the first sector, health care equipment & supplies dominated. In Industrials, electrical equipment did best while auto components and household durables stood out in Consumer Discretionary. Financials was the largest detractor for the calendar-year period, mostly due to stock picking issues in the aforementioned capital markets group, where Westwood Holdings Group detracted most. Energy also had a negative relative effect, mostly due to poor stock selection in energy equipment & services. Smaller detractions came from Consumer Staples and Utilities.

Top Contributors to Performance For 2018 (%)[1]

Attunity	1.03

American Superconducter	0.67

Electro Scientific Industries	0.55

QuinStreet	0.55

AtriCure	0.47

[1] Includes dividends

Top Detractors from Performance For 2018 (%)[2]

Lydall	-0.55

Ultra Clean Holdings	-0.55

Paratek Pharmaceuticals	-0.50

FreightCar America	-0.46

Francesca’s Holdings	-0.43

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We used the sharp pullback to allocate capital from lower-conviction names into those in which we had greater confidence, including several in Information Technology, which saw several stocks particularly hard hit on concerns over slowing global growth, a trade war with China, tariff-related supply chain issues, and short-term oversupply in memory semiconductors. We believe all of the longer-term positive demand drivers in the technology sector, a long list that includes growing storage demand, increasing mobility, and connectedness encompassing the “Internet of Things,” remain intact and should benefit the industry’s high-quality micro-cap companies. We also maintained a sizable exposure to Consumer Discretionary. Health Care was one of our most underweighted sectors, although we began to add a few new ideas in the fourth quarter when valuations looked particularly attractive to us. These weightings are consistent with the portfolio’s historical emphasis on cyclical areas while also reflecting our confidence in the ongoing growth of the U.S. economy. We remain optimistic about the prospects for micro-cap stocks in this still-vibrant environment. Anticipating more robust growth in the U.S. relative to the rest of the globe, we stayed primarily focused on companies that derive most of their revenues from the U.S. economy.

16 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)

RMC	-17.38	-8.94	4.76	-0.91	8.34	5.47	8.16	8.80	10.03

Annual Gross Operating Expenses: 1.60% Annual Net Operating Expenses: 1.58%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Russell Microcap’s Inception (6/30/00) Through 12/31/18
On a monthly rolling basis, the Fund outperformed the Russell Microcap in 58% of all 10-year periods; 56% of all 5-year periods; and 50% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	60/103	58%	7.5	6.7

5-year	92/163	56%	8.1	8.3

1-year	105/211	50%	10.4	10.8

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Index
Inception) as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Attunity	1.1

American Superconducter	1.1

QuinStreet	1.1

Northwest Pipe	1.1

BioSpecifics Technologies	1.1

Stoneridge	1.1

Photronics	1.1

Graham Corporation	1.1

AtriCure	1.1

Kornit Digital	1.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	22.2

Information Technology	21.1

Financials	14.3

Consumer Discretionary	13.8

Health Care	11.4

Energy	4.3

Materials	3.4

Consumer Staples	2.5

Real Estate	2.5

Communication Services	1.9

Cash and Cash Equivalents	2.6

Calendar Year Total Returns (%)

YEAR	RMC

2018	-8.9

2017	5.4

2016	19.7

2015	-13.3

2014	-4.1

2013	21.3

2012	8.0

2011	-12.1

2010	30.1

2009	55.7

2008	-40.9

2007	7.1

2006	22.3

2005	11.5

2004	15.8

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	77	84

From 6/30/00 (Russell Microcap Index Inception)	90	82

Portfolio Diagnostics

Fund Net Assets	$142 million

Number of Holdings	143

Turnover Rate	24%

Average Market Capitalization[1]	$401 million

Weighted Average P/B Ratio[2]	1.7x

Active Share[3]	90%

U.S. Investments (% of Net Assets)	85.3%

Non-U.S. Investments (% of Net Assets)	12.1%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Investment Class and include management fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2019. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 17

MANAGERS’ DISCUSSION
Royce Micro-Cap Opportunity Fund (ROS)

Bill Hench Suzanne Franks Rob Kosowsky, CFA

FUND PERFORMANCE
Royce Micro-Cap Opportunity Fund was down 14.0% in 2018 compared to a decline of 13.1% for its benchmark, the Russell Microcap Index, for the same period. The Fund did, however, lose less than its index in the steep fourth-quarter downturn, -20.0% versus -22.1%. In addition, we were pleased to see that our consistent and time-tested deep value strategy allowed the Fund to outpace the index for the three-year period ended December 31, 2018.

WHAT WORKED... AND WHAT DIDN’T
We have invested most heavily over the last few years in cyclical areas, including homebuilding, infrastructure, semiconductors, and manufacturing materials. The bulk of our holdings in these areas, particularly in the industrial space, were executing very effectively early in 2018, with many reporting earnings strength consistent with the fast pace of U.S. economic growth. In fact, energy was the one end market awaiting a rebound for many of these businesses. By late summer, however, tariffs, trade war worries and falling oil prices coincided to raise suspicions that these cyclical businesses would be unable to maintain their strengths. A slowing global economy only served to exacerbate these fears. So while a number of our companies continued to report attractive results, investors grew, if anything, increasingly unconvinced, as evidenced by the dramatic decline that shook the markets in 2018’s fourth quarter.
Unsurprisingly, then, Consumer Discretionary, Industrials, Materials, and Energy detracted most in 2018, followed by net losses for five other sectors, including its largest, Information Technology. The only portfolio sector to finish 2018 in the black was Health Care. Household durables (Consumer Discretionary) was the largest detractor at the industry level, followed by semiconductors & semiconductor equipment (Information Technology) and machinery (Industrials). The biggest positive contributors were biotechnology (Health Care), which had a nicely outsized effect, and two groups from the broad and diverse tech sector, software and electronic equipment, instruments & components. Forterra, which makes water and drainage pipes, stormwater filtration products, and specialty precast products, detracted most at the position level, as rising costs in its water businesses dampened earnings and outweighed the effects of ongoing strong demand for its services—demand that we think should help it to turn around. New Home was the second-largest detractor in the Fund and the biggest in household durables. The company builds and sells homes in California, where higher home prices and interest rates discouraged customers, which pushed earnings and revenues lower in 2018.
The portfolio’s top contributor at the position level was CareDx, which specializes in diagnostic testing for transplant recipients. A top-10 position at the end of December, its success extended throughout 2018, as it continued to benefit from the favorable resolution of reimbursement issues and stayed well ahead of the competitors in its niche. Its stock also bucked the downward trend by finishing strong as the company made good on its goal of achieving positive adjusted earnings ahead of schedule in the third quarter.
Relative to the Russell Microcap, stock selection and was the largest contributor versus the index. The biggest relative advantage came from significant stock selection advantages in Health Care and Information Technology. The portfolio’s cash position also benefited the Fund versus the Russell Microcap in 2018. The largest negative impact versus the micro-cap benchmark came from both stock picking miscues and our overweight in Materials while stock selection hurt in Consumer Staples, Energy, and Consumer Discretionary.

Top Contributors to Performance For 2018 (%)[1]

CareDx	3.33

Electro Scientific Industries	1.15

eGain Corporation	1.04

SeaSpine Holdings	0.84

Ameresco Cl. A	0.75

[1] Includes dividends

Top Detractors from Performance For 2018 (%)[2]

Forterra	-1.53

New Home	-1.44

Basic Energy Services	-1.10

Celadon Group	-1.07

Intrepid Potash	-0.93

[2] Net of dividends

We are guardedly optimistic about the ongoing health of the U.S. economy and the potentially positive effect that this could have on cyclical industries going forward, especially with stock prices falling to such low levels in December. A slower pace of U.S. growth is very different from a recession. To us, a slower growth rate following peak levels is also part of the typical ebb and flow of any healthy economic cycle. So while headwinds are undoubtedly present in the form of tariffs, anemic global growth, contracting liquidity, and the risk of recession, we have enough positive information from companies and on the industry level to indicate that slower growth seems more likely in 2019 than recession. Micro-cap stocks generally looked relatively inexpensive at the end of 2018, but we are focused as much on potential drivers of growth as we are on price. As such, we have been diligent and discriminating buyers, looking for what we see as the most promising combination of attractively low valuations and potential earnings growth, especially for companies that the market seems to have all but abandoned. This has led us to investments in businesses involved in areas such as infrastructure, housing, healthcare services, and select areas within the industrial and technology spaces.

18 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL ROSFX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (8/31/10)

ROS	-20.22	-14.01	10.00	1.23	10.14

Annual Gross Operating Expenses: 1.28% Annual Net Operating Expenses: 1.24%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 8/31/10 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Ameresco Cl. A	3.4

BioScrip	2.8

Alpha & Omega Semiconductor	2.4

Old Line Bancshares	2.4

General Finance	2.3

Intrepid Potash	2.3

CareDx	2.2

New Home	2.2

HCI Group	2.1

Amber Road	2.0

Portfolio Sector Breakdown
% of Net Assets

Information Technology	21.0

Industrials	14.9

Health Care	12.9

Financials	9.3

Materials	8.4

Consumer Discretionary	8.3

Consumer Staples	4.7

Energy	4.2

Communication Services	2.2

Real Estate	0.8

Cash and Cash Equivalents	13.3

Calendar Year Total Returns (%)

YEAR	ROS

2018	-14.0

2017	25.0

2016	23.8

2015	-16.0

2014	-5.0

2013	44.6

2012	35.1

2011	-17.1

Portfolio Diagnostics

Fund Net Assets	$18 million

Number of Holdings	82

Turnover Rate	52%

Average Market Capitalization[1]	$319 million

Weighted Average P/B Ratio[2]	1.3x

Weighted Average P/S Ratio[3]	1.0x

Active Share[4]	94%

U.S. Investments (% of Net Assets)	85.6%

Non-U.S. Investments (% of Net Assets)	1.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest share class). Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Opportunity Fund at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Investment Class and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018.

The Royce Funds 2018 Annual Report to Shareholders | 19

MANAGERS’ DISCUSSION
Royce Opportunity Fund (ROF)

Bill Hench Suzanne Franks Rob Kosowsky, CFA

FUND PERFORMANCE
The bear market that emerged late in the year failed to deter Royce Opportunity Fund’s longer-term relative advantages. The Fund was down 20.0% in 2018 compared to respective declines of 11.0% and 12.9% for its small-cap benchmarks, the Russell 2000 and Russell 2000 Value Indexes, for the same period. However, our consistent and time-tested deep value strategy allowed Opportunity to outpace both indexes for the three-, 10-, 20-year, and since inception (11/19/96) periods ended December 31, 2018 while also beating the Russell 2000 Value for the 15-year period. Just as we were disappointed by the Fund losing more than its benchmark in 2018, we are similarly confident that its long history of robust rebounds in market recoveries can continue.

WHAT WORKED... AND WHAT DIDN’T
We have historically invested most heavily in cyclical areas, including technology, industrials, and manufacturing materials. The bulk of our holdings in these areas, particularly in the industrial space, were executing effectively early in 2018, with many reporting earnings strength consistent with the fast pace of U.S. economic growth. By late summer, however, tariffs, trade war worries and falling oil prices coincided to raise suspicions that these cyclical businesses would be unable to maintain their strengths. A slowing global economy only served to exacerbate these fears. So while a number of our companies continued to report attractive results, investors grew, if anything, increasingly unconvinced, as evidenced by the dramatic decline that shook the markets in 2018’s fourth quarter.
Unsurprisingly, then, Industrials detracted most by a wide margin in 2018, followed by net losses for Energy, Health Care, and Consumer Discretionary. The only two portfolio sectors to finish 2018 in the black were Communication Services and Utilities. Machinery (Industrials) was the largest detractor at the industry level by a wide margin, followed by oil, gas, & consumable fuels and energy equipment & services (both from Energy), and health care providers & services (Health Care). The biggest positive contributors were hotels, restaurants & leisure (Consumer Discretionary) and consumer finance (Financials). Invacare Corporation, which manufactures health care products to the global non-acute care market, detracted most at the position level. While its European markets remain solid, sales have been sluggish elsewhere, hurt by tariffs, increased freight expenses, and higher commodity and material costs. We built our stake in 2018, as we did with United Natural Foods, the largest wholesale distributor to the natural, organic, and specialty foods industry in the U.S. and Canada. Rising prices have pressured earnings, but we have confidence in the strength of its franchise.
Relative to the Russell 2000, stock selection hurt calendar-year relative results most, with sector allocation having a much smaller negative effect. The largest negative impact versus the benchmark came from Industrials— the result of poor stock selection and our overweight— while ineffective stock picks and our underweight in Health Care hurt nearly as much. Machinery companies Westport Fuel Systems, which manufactures and supplies alternative fuel systems and components, and NN, which makes high-precision components and assemblies, struggled most due to earnings disappointments while several holdings in health care providers & services endured heightened competition that dampened revenue and earnings.

The biggest relative advantage in 2018 came from savvy stock selection in Financials, where holdings in the consumer finance and, to a lesser extent, capital markets industries drove results. Enova International stood out in consumer finance, and in the overall portfolio, due to the comparative resilience of its stock price between September and December. Enova is a payday lender that’s been expanding its roster of offerings to include installment loans and lines of credit that are not subject to banking regulations. The portfolio’s cash position was an additional net positive versus the Russell 2000 in 2018.

Top Contributors to Performance For 2018 (%)[1]

Enova International	0.43

Fabrinet	0.41

Belmond Cl. A	0.35

Ciena Corporation	0.34

SUPERVALU	0.32

[1] Includes dividends

Top Detractors from Performance For 2018 (%)[2]

Invacare Corporation	-0.66

United Natural Foods	-0.62

Westport Fuel Systems	-0.55

NN	-0.55

Herc Holdings	-0.51

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We are guardedly optimistic about the ongoing health of the U.S. economy and the potentially positive effect that this could have on cyclical industries going forward, especially with stock prices falling to such low levels in December. A slower pace in U.S. growth is very different from a recession. To us, a slower growth rate following peak levels is also part of the typical ebb and flow of any healthy economic cycle. So while headwinds are undoubtedly present in the form of tariffs, anemic global growth, contracting liquidity, and the risk of recession, we have enough positive information from companies and on the industry level to indicate that slower growth seems more likely in 2019 than recession. Small-cap stocks generally looked relatively inexpensive at the end of 2018, but we are focused as much on potential drivers of growth as we are on price. As such, we have been diligent and discriminating buyers, looking for what we see as the most promising combination of attractively low valuations and potential earnings growth, especially for companies that the market seems to have all but abandoned. This has led us to investments in businesses involved in areas such as infrastructure, housing, healthcare services, and select areas within the industrial and technology spaces.

20 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/19/96)

ROF	-23.08	-19.97	8.20	1.73	13.73	7.14	10.61	10.98

Annual Operating Expenses: 1.18%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/18
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 79% of all 10-year periods; 67% of all 5-year periods; and 65% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	96/121	79%	9.0	7.2

5-year	121/181	67%	11.2	8.8

1-year	149/229	65%	15.3	10.3

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 11/19/96 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Northwest Pipe	1.1

Comtech Telecommunications	1.0

Granite Construction	1.0

Kratos Defense & Security Solutions	1.0

Carpenter Technology	1.0

Meritor	0.9

Mueller Water Products Cl. A	0.9

KEMET Corporation	0.9

Cray	0.9

Ciena Corporation	0.8

Portfolio Sector Breakdown
% of Net Assets

Industrials	25.5

Information Technology	24.0

Consumer Discretionary	11.8

Materials	8.1

Financials	7.8

Energy	7.5

Health Care	7.3

Consumer Staples	1.7

Communication Services	1.0

Real Estate	0.3

Utilities	0.3

Cash and Cash Equivalents	4.7

Calendar Year Total Returns (%)

YEAR	ROF

2018	-20.0

2017	21.9

2016	29.9

2015	-13.6

2014	-0.5

2013	43.5

2012	22.6

2011	-13.0

2010	33.8

2009	62.1

2008	-45.7

2007	-2.0

2006	18.8

2005	4.8

2004	17.5

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	118	121

From 12/31/96 (Start of Fund’s First Full Quarter)	123	111

Portfolio Diagnostics

Fund Net Assets	$869 million

Number of Holdings	273

Turnover Rate	47%

Average Market Capitalization[1]	$727 million

Weighted Average P/B Ratio[2]	1.3x

Weighted Average P/S Ratio[3]	0.8x

Active Share[4]	91%

U.S. Investments (% of Net Assets)	91.0%

Non-U.S. Investments (% of Net Assets)	4.3%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 21

MANAGERS’ DISCUSSION
Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce Jay Kaplan, CFA Lauren Romeo, CFA

FUND PERFORMANCE
In a difficult market, our flagship Royce Pennsylvania Mutual Fund managed to stay ahead of its small-cap benchmark for the third consecutive year, which helped it to outperform the Russell 2000 Index for the one-, three-, 15-, 20-, 25-, 30-, 35-, and 40-year periods ended December 31, 2018. The Fund lost 9.7% in 2018, losing less than the Russell 2000, which declined 11.0% for the same period. We believe that the portfolio’s multi-discipline approach, which integrates quality and value, helped it to preserve capital, especially in 2018’s calamitous fourth quarter, as the Fund has done during most declines over its long history.

WHAT WORKED... AND WHAT DIDN’T
Nine of the Fund’s 11 equity sectors declined in 2018. Industrials detracted most by a sizable margin, followed by Financials and Information Technology. Health Care made a notable positive contribution, followed by a far more modest impact from Consumer Staples.
    The six industry groups with the most significant net losses for the Fund came from five different sectors, which gives a sense of how broad declines were for small-caps in 2018. By sizable margins, the machinery group was both the biggest detractor and our heaviest weighting in Industrials at year-end. Fourth-quarter difficulties for two machinery stocks—Sun Hydraulics (which does business as Helios Technologies) and CIRCOR International—had sizable negative impacts on performance. Sun Hydraulics manufactures hydraulic and electronic controls systems for a variety of industrial and recreational equipment makers. The company continued to book solid incoming orders, but labor and materials cost pressures, as well as a series of operational miscues stemming from a rush to meet growing demand, brought margins and earnings below expectations. CIRCOR makes valves for fluid control systems. Its shares fell precipitously in the fourth quarter amid concerns that slowing global growth, U.S.-China trade tensions, and the significant drop in oil prices—energy companies being among its larger end markets—would put a damper on CIRCOR’s positive order trends, pushing out a long-awaited improvement in profit margins and free cash flow earmarked for debt reduction. We held shares in each company at year-end, confident in their respective abilities to recover.
    Capital markets (Financials) followed at the industry level as the bulk of the Fund’s holdings in traditional asset managers suffered the steep declines that often afflict these businesses in down markets. Next came Information Technology’s semiconductors & semiconductor equipment group, where most stocks fell on warnings of a more prolonged industry slowdown than had been initially anticipated, and energy equipment & services, where slumping oil prices resulted in Energy suffering by far the steepest losses of any sector in the Russell 2000 for the calendar year. Generally confident in the long-term prospects for our holdings in all three areas, we were overweight in each at the end of 2018.
    Health care equipment & supplies and health care providers & services (Health Care) contributed most at the industry level. The portfolio’s two top-contributing positions, however, hailed from Information Technology’s electronic equipment, instruments & components group—Electro Scientific Industries, which was acquired by MKS Instruments at a 100% premium, and Fabrinet, a contract manufacturer that offers specialized products and services to original equipment manufacturers in the technology space. The merger of two large customers appeared to drive investors away in 2017 over concerns that the consolidation would contract Fabrinet’s business. The company then went ahead and executed successfully, and profitably, in 2018, which led its stock to recover.
The Fund’s outperformance in 2018 was the result of superior stock selection as sector allocation made a minor negative impact. Health Care was strongest, helped both by our underweight in the lagging biotechnology and pharmaceuticals industries as well as strong stock selection in health care providers & services. Also contributing to relative results was savvy stock picking in Energy, particularly in energy equipment & services. Conversely, our overweight in Industrials was the largest source of underperformance (though stock selection was additive in the sector). Our very low exposure to Utilities also hurt as did stock selection in Communication Services (where our underweight also hurt slightly).

Top Contributors to Performance For 2018 (%)[1]

Electro Scientific Industries	0.40

Fabrinet	0.39

U.S. Physical Therapy	0.33

America’s Car-Mart	0.26

Inter Parfums	0.25

[1] Includes dividends

Top Detractors from Performance For 2018 (%)[2]

Sun Hydraulics	-0.96

CIRCOR International	-0.52

comScore	-0.33

Valmont Industries	-0.33

Air Lease Cl. A	-0.32

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
While we acknowledge the many potential sources of risk on the horizon—economic, geopolitical, and financial—we also think that these concerns have already been reflected, perhaps even excessively so, in current valuations. In relatively short order, we transitioned from a period this summer when small-cap’s extended valuations seemed out of sync given the index’s high levels of debt and low profitability, to one at the end of the year where valuations seemed more pessimistic than we think is warranted—at least in select instances. As a result, we reduced the Fund’s cash holdings to a minimal amount by year-end. Down years for small-caps have often been followed by strong ones. We believe that the portfolio’s cyclical tilt will be rewarded as recessionary concerns dissipate during the year.

22 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	45-YR

PMF	-14.54	-9.66	9.92	3.15	11.34	7.71	9.15	9.63	10.02	10.43	13.20

Annual Operating Expenses: 0.92%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/18
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 60% of all 10-year periods; 60% of all 5-year periods; and 56% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	73/121	60%	8.5	7.2

5-year	109/181	60%	10.1	8.8

1-year	129/229	56%	12.0	10.3

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 12/29/78 (Russell 2000 Inception)
as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

FLIR Systems	2.1

HEICO Corporation	1.8

First Citizens BancShares Cl. A	1.6

Quaker Chemical	1.5

Sun Hydraulics	1.3

Raven Industries	1.3

SEACOR Holdings	1.2

E-L Financial	1.1

Stella-Jones	1.0

Genworth MI Canada	1.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	26.9

Information Technology	21.0

Financials	16.7

Materials	9.4

Consumer Discretionary	7.7

Health Care	7.2

Energy	3.8

Real Estate	3.3

Communication Services	1.4

Consumer Staples	1.4

Cash and Cash Equivalents	1.2

Calendar Year Total Returns (%)

YEAR	PMF

2018	-9.7

2017	16.2

2016	26.5

2015	-11.4

2014	-0.7

2013	35.3

2012	14.6

2011	-4.2

2010	23.9

2009	36.3

2008	-34.8

2007	2.8

2006	14.8

2005	12.5

2004	20.2

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	92	90

From 12/31/78 (Russell 2000 Inception)	89	71

Portfolio Diagnostics

Fund Net Assets	$1,579 million

Number of Holdings	269

Turnover Rate	35%

Average Market Capitalization[1]	$1,723 million

Weighted Average P/E Ratio[2,3]	14.8x

Weighted Average P/B Ratio[2]	2.0x

Active Share[4]	88%

U.S. Investments (% of Net Assets)	88.2%

Non-U.S. Investments (% of Net Assets)	10.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 12/31/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 23

MANAGERS’ DISCUSSION
Royce Premier Fund (RPR)

Chuck Royce Lauren Romeo, CFA Steven McBoyle

FUND PERFORMANCE
Boosted by its index-beating performance in each of the past three years, Royce Premier Fund remained ahead of its small-cap benchmark, the Russell 2000 Index, for the one, three-, 15-, 20-, 25-year, and since inception (12/31/91) periods ended December 31, 2018. This helped make a difficult 2018 more bearable. The Fund fell 10.4% for the calendar year, losing less than the Russell 2000, which declined 11.0% for the same period. We were pleased that the Fund’s relative advantages have been driven by its focus on high-quality companies, which also helped to mitigate losses in the down market—as has typically been the case through its long history.

WHAT WORKED... AND WHAT DIDN’T
Seven of the Fund’s nine equity sectors declined in 2018. Industrials was the largest detractor by far, followed by Materials and Information Technology. Each sector consists of a large number of cyclical businesses, and cyclical stocks generally fared worse than defensives in 2018 as concerns mounted about an imminent recession. Health Care and Consumer Discretionary were the only sectors to post positive returns for the year.
    At the industry level, machinery detracted most by a substantial margin. Housed in Industrials, this group was also our biggest weighting in that sector and home to two of the portfolio’s three largest detractors for the year—CIRCOR International and Sun Hydraulics (which does business as Helios Technologies). CIRCOR makes valves for fluid control systems. Its shares fell precipitously in the fourth quarter amid concerns that slowing global growth, U.S.-China trade tensions, and the significant drop in oil prices—energy companies being among its larger end markets—would put a damper on CIRCOR’s positive order trends, pushing out a long-awaited improvement in profit margins and free cash flow earmarked for debt reduction. Sun Hydraulics manufactures hydraulic and electronic controls systems for a variety of industrial and recreational equipment makers. The company continued to book solid incoming orders, but labor and materials cost pressures, as well as a series of operational miscues stemming from a rush to meet growing demand, brought margins and earnings below expectations. We held shares in each company at year-end, confident in both ongoing economic growth and their respective abilities to recover.
    Air Lease is a leading aircraft leasing business that saw its shares lose altitude throughout the year, particularly in December, when the airline industry came under considerable pressure throughout the eurozone, which resulted in the shuttering of a number of poorly capitalized carriers. Though Air Lease was less exposed to this dynamic, there were concerns among investors that a similar trend would materialize in other geographies. Confident in the potential for its shares to rise when tailwinds return to its business, we increased our stake in 2018. It was a top-10 position at year-end.
    The portfolio’s top contributor for both 2018 and the historically bearish fourth quarter was Dorman Products, the leading provider of formerly dealer-only aftermarket auto parts. Demand for auto replacement parts inflected positively as the industry entered the three- to seven-year sweet spot for replacement parts, as well as from replenished auto retailer inventories. In addition, its growth initiatives in heavy duty truck and electronic components continued to take hold. Copart, a leading provider of auctions for salvaged vehicles, was the second largest contributor as the company saw increases in volume and revenue per car in 2018. After reducing our stake throughout the year, we exited our position in December.
Relative outperformance in 2018 was due to superior stock selection as opposed to sector allocation, which detracted. The struggling Energy sector was the most significant source of outperformance owing to strong stock selection among energy equipment & services holdings, as well as having no holdings in the struggling oil, gas & consumable fuels industry. Financials provided another relative edge as the Fund’s holdings outperformed in the capital markets industry. Our decision to avoid lagging bank stocks also helped. Information Technology was the source of the greatest underperformance in 2018, hurt by ineffective stock selection in electronic equipment, instruments & components and our underweight in software. Our greater exposure to Industrials also detracted—stock selection was additive in this lagging sector.

Top Contributors to Performance For 2018 (%)[1]

Dorman Products	0.70

Copart	0.65

Core-Mark Holding Company	0.48

Fair Isaac	0.44

IDEXX Laboratories	0.38

[1] Includes dividends

Top Detractors from Performance For 2018 (%)[2]

CIRCOR International	-1.27

Air Lease Cl. A	-1.27

Sun Hydraulics	-1.06

Valmont Industries	-0.87

Thor Industries	-0.74

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We believe that the recent downturn is more likely a risk reset rather than a foreshadowing of recession. While the U.S. economy has slowed and non-U.S. economies have weakened, our conversations with companies and our own research lead us to see the decline as a buying opportunity. As such, we have been adding to existing as well as new names, activities that dropped cash levels down to minimal levels at year-end. We are confident in our current holdings, which generally have solid cash flows, modest valuations, effective managements, and encouraging prospects. These are the businesses that look most likely to weather or even thrive in a period with even more volatility and uncertainty than usual.

24 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)

RPR	-12.66	-10.40	10.91	4.03	11.23	9.04	9.99	10.52	11.02

Annual Operating Expenses: 1.16%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/18
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 89% of all 10-year periods; 62% of all 5-year periods; and 63% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	108/121	89%	10.0	7.2

5-year	113/181	62%	11.1	8.8

1-year	144/229	63%	12.6	10.3

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 12/31/91 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Kirby Corporation	3.8

Lincoln Electric Holdings	3.4

National Instruments	3.1

Woodward	2.9

Air Lease Cl. A	2.8

Lindsay Corporation	2.8

Dorman Products	2.8

Medidata Solutions	2.7

Ashmore Group	2.7

Ares Management L.P.	2.6

Portfolio Sector Breakdown
% of Net Assets

Industrials	34.6

Information Technology	17.9

Financials	15.1

Consumer Discretionary	9.8

Materials	8.9

Health Care	4.1

Energy	3.6

Consumer Staples	2.8

Real Estate	1.5

Cash and Cash Equivalents	1.7

Calendar Year Total Returns (%)

YEAR	RPR

2018	-10.4

2017	23.8

2016	23.0

2015	-9.9

2014	-0.9

2013	27.7

2012	11.4

2011	-0.9

2010	26.5

2009	33.3

2008	-28.3

2007	12.7

2006	8.8

2005	17.1

2004	22.8

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	90	86

From 12/31/91 (Start of Fund’s First Full Quarter)	93	72

Portfolio Diagnostics

Fund Net Assets	$1,669 million

Number of Holdings	56

Turnover Rate	23%

Average Market Capitalization[1]	$2,934 million

Weighted Average P/E Ratio[2,3]	16.2x

Weighted Average P/B Ratio[2]	2.3x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	86.6%

Non-U.S. Investments (% of Net Assets)	11.7%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 25

MANAGER’S DISCUSSION
Royce Small-Cap Leaders Fund (ROH)

Lauren Romeo, CFA

FUND PERFORMANCE
Royce Small-Cap Leaders Fund was down 12.7% in 2018 compared to a decline of 11.0% for its small-cap benchmark, the Russell 2000 Index, for the same period. Underperformance resulted from the Fund trailing its benchmark through the first three quarters of the year, a bullish period of low volatility in which small-cap growth stocks beat small-cap value, and defensives outpaced cyclicals. We were pleased, then, to see the Fund hold its value better than its index in the fourth-quarter downturn, -18.3% versus -20.2%.

WHAT WORKED... AND WHAT DIDN’T
Many companies in the industrial and technology areas were especially hard hit in the downturn, which resulted in certain highly profitable cyclical holdings performing better as companies in 2018 than they did as stocks. The potential of these companies to execute effectively in a slower but still growing U.S. economy, as well as the attractive valuations of these companies (even on a normalized earnings basis) failed to draw attention. Investors’ shorter-term focus seemed to give little credit to what we think are the true drivers of these companies’ long-run market worth—their ability to grow and compound value at above-average returns into the future. But in 2018 investors were more concerned with falling energy prices, inflation-driven margin compression, and recession anxieties. While we acknowledge the many potential sources of risk on the horizon—economic, geopolitical, and financial—we also think that these concerns have already been reflected, perhaps even excessively so, in current valuations. In relatively short order, we transitioned from a period this summer when small-cap’s extended valuations seemed out of sync given the index’s high levels of debt and low profitability, to one at the end of the year where valuations seemed more pessimistic than we think is warranted—at least in select instances.
    Six of the Fund’s 10 equity sectors detracted from performance in 2018. With a negative impact more than three times as large as the second-worst performer at the sector level (Financials), Industrials had by far the biggest adverse effect on 2018’s results, accounting for more than 70% of the Fund’s loss. The four sectors that made positive contributions registered a collectively modest impact, led by Consumer Staples and Health Care.
Housed in Industrials, the machinery group detracted most. Nine of the portfolio’s 10 holdings in this industry detracted from 2018’s results, including three of its biggest at the position level. CIRCOR International makes valves for fluid control systems. Its shares fell in the fourth quarter amid concerns that slowing global growth, U.S.-China trade tensions, and the significant drop in oil prices—energy companies being among its larger end markets—would put a damper on CIRCOR’s positive order trends, pushing out a long-awaited improvement in profit margins and free cash flow earmarked for debt reduction. Sun Hydraulics (which does business as Helios Technologies) manufactures hydraulic and electronic controls systems for a variety of industrial and recreational equipment makers. The company continued to book solid incoming orders, but labor and materials cost pressures, as well as a series of operational miscues stemming from a rush to meet growing demand, brought margins and earnings below expectations. Wabash National makes truck trailers and has seen robust orders since the second half of 2017. However, component shortages, raw materials cost increases, and self-inflicted operational issues all pressured margins, causing the company to post earnings well below expectations in such a vibrant demand environment.

Top Contributors to Performance For 2018 (%)[1]

Fabrinet	1.17

Inter Parfums	0.80

RLI Corp.	0.38

Marcus & Millichap	0.31

Heidrick & Struggles International	0.31

[1] Includes dividends

Top Detractors from Performance For 2018 (%)[2]

CIRCOR International	-1.49

Artisan Partners Asset Management Cl. A	-1.21

Sun Hydraulics	-0.88

Wabash National	-0.86

Advanced Energy Industries	-0.69

[2] Net of dividends

    Contract manufacturer Fabrinet was the Fund’s top contributor in 2018, as optical equipment spending by telecommunications and datacenter customers reaccelerated, and its business development efforts continued to ride a tailwind. Additional strong demand from industrial laser customers in its non-optical business provided welcome diversification and the company remains focused on increasing that business from its current 35% of sales toward 50% over the long term. Fabrinet has also benefited from U.S.-China trade disputes as American optical component companies began to reconfigure their supply chains by shifting outsourced production from China to Fabrinet’s facilities in Thailand. Inter Parfums, which produces a wide array of fragrances and related products, saw strong new product introductions and brand extensions, as well as an uptick in European and Asian demand for its roster of prestige fragrances. These developments drove better-than-expected sales growth in 2018. With an active new product launch calendar in 2019, as well as the addition of brands first licensed in 2018, the company seems poised for sales growth to accelerate toward the mid-to-high single digit range and earnings-per-share growth in the low teens—should consumers respond well to its new offerings.
Relative to the Russell 2000 in 2018, our overweight and ineffective stock selection in Industrials hurt most by far, followed by stock picking mishaps in Information Technology. Conversely, savvy stock selection gave the Fund a relative edge in Energy and Consumer Staples while our cash holdings also helped relative performance.

26 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOHX ROHHX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/30/03)

ROH	-15.78	-12.72	6.46	0.42	9.15	8.12

Annual Gross Operating Expenses: 1.59% Annual Net Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 6/30/03 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Genworth MI Canada	3.1

Marcus & Millichap	3.1

Meritor	2.9

Inter Parfums	2.6

Minerals Technologies	2.5

Houlihan Lokey Cl. A	2.4

Greenbrier Companies (The)	2.4

Artisan Partners Asset Management Cl. A	2.3

Kennedy-Wilson Holdings	2.2

j2 Global	2.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.9

Information Technology	17.7

Financials	13.5

Consumer Discretionary	11.0

Real Estate	5.3

Consumer Staples	4.9

Materials	3.7

Energy	3.6

Health Care	3.3

Communication Services	0.7

Cash and Cash Equivalents	7.4

Calendar Year Total Returns (%)

YEAR	ROH

2018	-12.7

2017	10.1

2016	25.5

2015	-12.5

2014	-3.3

2013	30.9

2012	11.5

2011	-6.5

2010	24.8

2009	38.0

2008	-29.2

2007	7.3

2006	13.7

2005	14.9

2004	27.2

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	87	99

From 6/30/03 (Start of Fund’s First Full Quarter)	92	93

Portfolio Diagnostics

Fund Net Assets	$55 million

Number of Holdings	78

Turnover Rate	62%

Average Market Capitalization[1]	$1,474 million

Weighted Average P/E Ratio[2,3]	15.2x

Weighted Average P/B Ratio[2]	2.0x

Active Share[4]	96%

U.S. Investments (% of Net Assets)	81.6%

Non-U.S. Investments (% of Net Assets)	11.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 27

MANAGER’S DISCUSSION
Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA

FUND PERFORMANCE
In the context of a down year, we were about as pleased as we could be with the performance for Royce Small-Cap Value Fund. Demonstrating better downside protection, the Fund was down 7.2% in 2018 versus a loss of 11.0% for the Russell 2000 Index, its small-cap benchmark, for the same period.

WHAT WORKED... AND WHAT DIDN’T
Five of the Fund’s 10 equity sectors finished 2018 in the red, with the largest negative impact coming from Financials, which was followed by Industrials. These broad and diverse cyclical sectors were also the portfolio’s largest at year-end, along with Information Technology. Modest positive contributions could be found in Health Care, Consumer Discretionary, Consumer Staples, Information Technology, and Real Estate. Like Industrials and Financials, tech is a highly diverse sector that is also home to semiconductors & semiconductor equipment companies, which detracted most at the industry level in 2018. Five of our six holdings were down, led by power conversion, measurement, and control products maker Advanced Energy Industries. The company’s stock fell victim to the more prolonged slowdown in its business cycle, which hurt many companies involved in semiconductor production in 2018. However, the global importance of the industry, along with Advanced Energy’s efforts to broaden its business, gave us confidence in its potential to rebound.
    Two companies in the Industrials sector were the biggest detractors at the position level. Wabash National makes a variety of truck trailers. We like its core business and record of successful execution, but its earnings were adversely affected in 2018 by rising supply and labor costs as well as freight issues that made picking up trailers difficult for many customers. Hawaiian Holdings operates a regional airline in that state as well as on the West Coast and in the South Pacific. Weather-related scares and the prospect of increased competition helped to ground its stock, but we see the first issue as temporary and like the firm’s ability to successfully compete in its core geographic region.
    The electronic equipment, instruments & components (Information Technology) group was home to five of the portfolio’s top 20 contributors, including its two strongest—Electro Scientific Industries, which was acquired by MKS Instruments at a 100% premium, and Fabrinet, a contract manufacturer specializing in advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers in the technology space. The merger of two large customers appeared to drive investors away from Fabrinet’s shares in 2017 over concerns that the consolidation would contract its business. The firm then executed successfully, and profitably, in 2018, which led its stock to recover.
    For the portfolio as a whole in 2018, stock selection was a greater factor in relative outperformance than sector allocation, though both contributed. Savvy stock picks in Consumer Discretionary provided the most significant relative edge, most impactfully in specialty retail, where footwear businesses Shoe Carnival and DSW led. Energy was by far the worst-performing sector in the Russell 2000 in 2018. It also provided the Fund with a sizable advantage versus the benchmark, driven by a combination of having no exposure to its oil, gas & consumable fuels group and better stock picking in its energy equipment & services industry. Our overweight in Information Technology added an edge while stock selection in Industrials helped (most notably in machinery), as did the Fund’s cash holdings.
A stock selection disadvantage in Financials hurt relative performance most, as the capital markets group disappointed due to poor results for asset managers such as Federated Investors, a position we exited in the fourth quarter. The portfolio’s low exposure to Utilities also dampened relative returns. The sector is often seen as a relatively safe haven during challenging markets, and 2018 was no exception as it was the only Russell 2000 sector to finish 2018 in the black. Both ineffective stock picking and our underweight also led to a modest detraction in Communication Services.

Top Contributors to Performance For 2018 (%)[1]

Electro Scientific Industries	1.65

Fabrinet	1.12

Shoe Carnival	0.67

Ensign Group (The)	0.57

Nutrisystem	0.52

[1] Includes dividends

Top Detractors from Performance For 2018 (%)[2]

Wabash National	-0.84

Hawaiian Holdings	-0.83

Advanced Energy Industries	-0.70

Cooper-Standard Holdings	-0.69

Methode Electronics	-0.64

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Risks can be found throughout the economy and markets. Stocks continue to trade as if investors see an imminent recession; inflation is apparent in supply chains and labor costs, which threatens margin expansion; the anniversary of the tax cuts has arrived, which will slow earnings growth; and the Fed’s subsequent path is unclear, even in light of Chair Powell’s slightly more dovish tone in early January. Our own view is that a recession looks unlikely over the next several months—and may be even further out than that. Growth does not appear ready to contract but rather continue to slow. Given the severity of the market’s decline, this has created interesting valuations within the small-cap marketplace. Within the portfolio, we think the risk/return relationship looks more attractive than it has in some time. We have therefore been adding to those holdings where we see both good value and strong potential while also initiating positions where our analyses have uncovered the same combination among a diverse set of companies involved in aerospace & defense, trucking, investment management, banks, and technology.

28 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVFX RVVHX RVFCX RVVRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)

RVV	-13.34	-7.17	5.76	0.92	9.39	7.60	8.56

Annual Gross Operating Expenses: 1.51% Annual Net Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 6/14/01 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Electro Scientific Industries	4.6

Insight Enterprises	2.5

Miller Industries	2.5

Genworth MI Canada	2.5

Vishay Intertechnology	2.4

Kulicke & Soffa Industries	2.3

PC Connection	2.2

Advanced Energy Industries	2.2

Celestica	2.1

TrustCo Bank Corp. NY	2.1

Portfolio Sector Breakdown
% of Net Assets

Financials	26.7

Information Technology	26.0

Industrials	24.0

Consumer Discretionary	13.9

Consumer Staples	1.8

Communication Services	1.8

Energy	1.4

Real Estate	1.0

Health Care	0.9

Utilities	0.3

Cash and Cash Equivalents	2.2

Calendar Year Total Returns (%)

YEAR	RVV

2018	-7.2

2017	5.3

2016	21.1

2015	-11.5

2014	-0.0

2013	27.8

2012	9.6

2011	-7.4

2010	25.0

2009	44.7

2008	-34.2

2007	3.8

2006	16.8

2005	17.2

2004	30.9

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	78	79

From 6/30/01 (Start of Fund’s First Full Quarter)	98	89

Portfolio Diagnostics

Fund Net Assets	$186 million

Number of Holdings	78

Turnover Rate	64%

Average Market Capitalization[1]	$1,062 million

Weighted Average P/E Ratio[2,3]	11.5x

Weighted Average P/B Ratio[2]	1.7x

Active Share[4]	96%

U.S. Investments (% of Net Assets)	87.4%

Non-U.S. Investments (% of Net Assets)	10.4%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 6/30/16 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 29

MANAGER’S DISCUSSION

Royce Small/Mid-Cap Premier Fund (RHF)

Steven McBoyle

FUND PERFORMANCE
Royce Small/Mid-Cap Premier Fund was down 15.2% in 2018, trailing its small- and mid-cap benchmark, the Russell 2500 Index, which declined 10.0% for the same period. Underperformance was the result of the Fund lagging its benchmark through the first three quarters of the year, a bullish period of low volatility in which small-cap growth stocks beat small-cap value, and defensives outpaced cyclicals. We were pleased, then, to see the Fund hold its value better than its index in the fourth-quarter downturn, -14.4% versus -18.5%.

WHAT WORKED... AND WHAT DIDN’T
Certain companies in the consumer, industrial, and industrial commodity spaces were lagging the wider small- and mid-cap markets prior to the fourth-quarter downturn. Within these areas, a number were high-earning cyclical companies that wound up performing better as businesses in 2018 than they did as stocks. In the last months of the year, however, investors were far more concerned with trade and tariff issues, recession worries, and falling energy prices than with the longer-term prospects for these businesses. So while we were pleased to see the Fund hold its value better through the decline, it was an otherwise frustrating year for many of the businesses that we saw as high-quality enterprises in 2018.
    While we continue to see many potential sources of risk on the horizon—economic, geopolitical, and financial—we also think that many of these concerns have already been reflected, perhaps even excessively so, in valuations at the end of 2018. In relatively short order, we transitioned from a period this summer when small-cap’s extended valuations seemed out of sync given the index’s high levels of debt and low profitability, to one at the end of the year where valuations seemed more pessimistic than we think is warranted—at least in select instances.
    Nine of the Fund’s 10 equity sectors detracted from 2018 results, with the most significant negative impacts coming from Consumer Discretionary, Industrials, and Materials. Utilities was the only portfolio sector to make a positive contribution. At the industry level, three groups had a sizable negative effect—capital markets (Financials), chemicals (Materials), and specialty retail (Consumer Discretionary).
Detracting most at the position level was LKQ Corporation, which provides alternative and specialty vehicle parts and operates in North America, Europe, and Taiwan. Positive sales and earnings were not enough to keep its shares from stalling as the firm sought to deal with rising costs, execution issues, trade policy uncertainty, and some additional debt due to its acquisition of Stahlgruber, a European distributor of aftermarket spare parts. The stock of Affiliated Managers Group, which owns a suite of boutique investment firms, also slipped in 2018, mostly due to the market downturn—corrections typically pose problems for the shares of asset management companies. Global staffing and services company ManpowerGroup detracted most in the Industrials sector and third most in the portfolio overall. Its 2018 revenues slid, as the economic environment, particularly in its European business, proved more challenging than the company had been anticipating. Camping World retails recreational vehicles and accessories. Slower-than-expected sales growth in the spring and summer months led many to think that the booming RV market had peaked, a view that was supported when the company had a small earning miss in May. We sold our position in August and September. Air Lease is a leading aircraft leasing business that saw its shares lose altitude throughout the year, particularly in December, when the airline industry came under considerable pressure throughout the eurozone, which resulted in the shuttering of a number of poorly capitalized carriers. Though Air Lease was less exposed to this dynamic, there were concerns among investors that a similar trend would materialize in other geographies. Seeing long-term potential at what we thought was an increasingly attractive price, we added to our position in 2018.

Top Contributors to Performance
For 2018 (%)[1]

Copart	0.76

Dorman Products	0.61

Core-Mark Holding Company	0.38

UGI Corporation	0.31

Westinghouse Air Brake Technologies	0.21

[1] Includes dividends

Top Detractors from Performance
For 2018 (%)[2]

LKQ Corporation	-1.39

Affiliated Managers Group	-1.18

ManpowerGroup	-1.17

Camping World Holdings Cl. A	-0.83

Air Lease Cl. A	-0.81

[2] Net of dividends

    The portfolio’s top contributor for 2018 was Copart, a leading provider of auctions for salvaged vehicles, which saw increases in volume and revenue per car in 2018. Dorman Products is the leading provider of formerly dealer-only aftermarket auto parts. Demand for auto replacement parts inflected positively as the industry entered the three- to seven-year sweet spot for replacement parts, as well as from replenished auto retailer inventories. In addition, its growth initiatives in heavy duty truck and electronic components continued to take hold.
Relative to the Russell 2500, performance was hurt most in 2018 by stock selection, though sector allocation was also a negative. Ineffective stock picks in Consumer Discretionary made the largest negative impact, with the sector’s distributors and specialty retail industries detracting most. Stock selection and our underweight also hurt relative performance in both the Information Technology and Health Care sectors. Conversely, the portfolio benefited from having no exposure to Energy, which had the worst return in the index for 2018. Stock selection in Industrials was also a source of outperformance, as were the portfolio’s cash holdings.

30 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RGFAX RHFHX RYGCX

Performance and Expenses Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/95)

RHF	-12.41	-15.16	6.61	2.29	10.96	7.43	9.61	11.35

Annual Operating Expenses: 1.32%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 12/27/95 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Alleghany Corporation	3.5

Kirby Corporation	3.0

CarMax	2.8

Carlisle Companies	2.8

Stella-Jones	2.7

Dorman Products	2.6

Minerals Technologies	2.5

Lincoln Electric Holdings	2.5

LKQ Corporation	2.4

UGI Corporation	2.4

Portfolio Sector Breakdown
% of Net Assets

Industrials	27.6

Consumer Discretionary	17.5

Materials	14.1

Information Technology	12.1

Financials	8.8

Communication Services	3.4

Real Estate	2.9

Utilities	2.4

Health Care	2.1

Consumer Staples	0.3

Cash and Cash Equivalents	8.8

Calendar Year Total Returns (%)

YEAR	RHF

2018	-15.2

2017	21.2

2016	17.8

2015	-6.5

2014	-1.1

2013	26.0

2012	14.3

2011	-9.3

2010	27.5

2009	51.8

2008	-36.2

2007	1.2

2006	22.6

2005	8.7

2004	20.4

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	92	104

From 12/31/95 (Start of Fund’s First Full Quarter)	107	95

Portfolio Diagnostics

Fund Net Assets	$155 million

Number of Holdings	66

Turnover Rate	69%

Average Market Capitalization[1]	$4,097 million

Weighted Average P/E Ratio[2,3]	13.6x

Weighted Average P/B Ratio[2]	2.2x

Active Share[4]	94%

U.S. Investments (% of Net Assets)	88.4%

Non-U.S. Investments (% of Net Assets)	2.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2500). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 31

MANAGER’S DISCUSSION

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA

FUND PERFORMANCE
Royce Smaller-Companies Growth Fund was down 10.2% in 2018, losing less than the Russell 2000 Index, its small-cap benchmark, which declined 11.0% for the same period. We were pleased that the Fund’s GARP (“Growth at a Reasonable Price”) strategy held its value more effectively in what was a very challenging year for small-cap stocks, especially during the downturn that persisted throughout the fourth quarter and was particularly tough in December, when both the Fund (-10.5%) and its benchmark (-11.9%) saw their steepest losses for the year.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s 10 equity sectors detracted from performance in 2018. Materials made the biggest negative impact, hurt most by holdings in the metals & mining group, followed by sizable net losses for Industrials and Financials. Information Technology and Consumer Staples were the only sectors that made positive contributions. Information Technology saw an interesting contrast between industries with significant detractions—the electronic equipment, instruments and components and semiconductors & semiconductor equipment groups—and those that made large positive contributions—software and IT services. This was a testament to the breadth and diversity of the sector, which features both cyclical and secular businesses as well as asset-heavy and asset-light companies.
    The lion’s share of the net losses in metals & mining came from two positions that produce metals integral to the battery energy storage markets, especially electric vehicles. Adoption of these vehicles was slower than many had been anticipating in 2018, which was a factor in both stocks’ performance. Cobalt 27 Capital is a Toronto-based investment vehicle that gives investors access to cobalt and nickel production. Its stock often tracks closely with cobalt commodity prices, which fell in 2018 as short- and intermediate-term supply outstripped demand, and production in certain of Cobalt 27’s key mines was delayed. We began to reduce our position in June, though our long-term outlook for its business remains constructive given the necessity of nickel and cobalt to electric vehicle batteries as well as our bullish outlook on that industry. With operations in Argentina, Australia’s Orocobre is one of the world’s largest and lowest-cost lithium producers. Its stock first began to tumble on news of short-term production issues, which was compounded by news of potentially increased lithium production in Chile. The company then announced in December that it received lower prices for its lithium output than it had earlier in the year—and that it expected little price improvement in the short run. Again focused on the long run, we were encouraged by its strategic partnerships, which include an arrangement with Toyota, and strong market position.
    USA Technologies makes e-Port, a credit card payment system used at vending machines, convenience stores, gas pumps, etc. Its stock began to slide in September when the company reported a delay in its annual report filing for fiscal 2018. An internal investigation and audit led the firm to implement new measures to strengthen its governance and improve oversight. Believing from the outset that the firm would be able to right itself in relatively short order, we added shares. We built an even bigger stake in Iteris as its stock price was slipping. A leader in applied informatics for transportation and agriculture, Iteris makes sensors and systems to optimize traffic flows and enhance agricultural yields, among other applications. The company endured the loss of a large customer and faced headwinds from another, but we see its partnership with Cisco and growing demand in its smart transportation and digital agriculture markets as potential growth drivers going forward.
    Turning to positive contributors, we enjoyed the most success with Materialise, a Belgian software business that specializes in 3D printing with applications used in industrial production and medicine. Its shares rose in December, perhaps in part due to better-than-expected earnings announced late in October—the firm made no major news in December. We like its growing business in what looks to us like a highly correlated long-run growth trajectory for 3D printing.
Relative to the Russell 2000 in 2018, the Fund benefited from sector allocation—stock selection in aggregate was slightly negative for the year. The most pronounced edge came from our overweight in Information Technology’s software group, while both our underweight and stock picking helped in Energy. Conversely, ineffective stock picking hurt in Materials and, to a lesser extent, in Financials.

Top Contributors to Performance
For 2018 (%)[1]

Materialise ADR	1.07

Apyx Medical	0.63

ABIOMED	0.59

Enphase Energy	0.55

RingCentral Cl. A	0.55

[1] Includes dividends

Top Detractors from Performance
For 2018 (%)[2]

Cobalt 27 Capital	-0.92

USA Technologies	-0.76

Iteris	-0.76

Restoration Robotics	-0.69

Orocobre	-0.64

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Few events inspire a bullish outlook more than a significant decline for the Russell 2000, and in 2018, the correction generated a number of long-term buying opportunities. So while the risks are real, including weakness in China and Europe, we see the greater impact coming from a still growing U.S. economy and the likelihood of a global trade deal some time in 2019. In this admittedly uncertain environment, we are emphasizing companies that look capable of ongoing earnings growth or, in more select cases, what we see as the potential for strong recovery. Although it remained by far the portfolio’s largest sector at year-end, we reduced our exposure to Information Technology somewhat and increased our weight in Industrials in 2018.

32 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)

RVP	-18.67	-10.22	4.97	3.36	10.63	7.34	10.07

Annual Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 6/14/01 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Materialise ADR	3.1

Unisys Corporation	2.2

TriState Capital Holdings	2.1

Iteris	2.1

Paylocity Holding Corporation	2.1

Apyx Medical	1.8

KEYW Holding Corporation	1.7

Northern Trust	1.7

Monro	1.7

GP Strategies	1.6

Portfolio Sector Breakdown
% of Net Assets

Information Technology	28.6

Health Care	21.4

Industrials	15.8

Financials	12.0

Consumer Discretionary	9.3

Real Estate	2.7

Energy	2.2

Materials	2.1

Consumer Staples	1.9

Communication Services	1.6

Cash and Cash Equivalents	2.4

Calendar Year Total Returns (%)

YEAR	RVP

2018	-10.2

2017	17.8

2016	9.4

2015	-1.8

2014	3.9

2013	32.5

2012	15.3

2011	-10.0

2010	19.7

2009	41.4

2008	-41.1

2007	3.2

2006	19.3

2005	13.2

2004	28.2

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	94	99

From 6/30/01 (Start of Fund’s First Full Quarter)	114	101

Portfolio Diagnostics

Fund Net Assets	$257 million

Number of Holdings	121

Turnover Rate	61%

Average Market Capitalization[1]	$1,024 million

Weighted Average P/B Ratio[2]	2.6x

3-5 Year EPS Growth (est.)[3]	20.0%

Active Share[4]	94%

U.S. Investments (% of Net Assets)	87.6%

Non-U.S. Investments (% of Net Assets)	10.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]
The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 33

MANAGERS’ DISCUSSION
Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA Steven McBoyle

FUND PERFORMANCE
Royce Special Equity Fund fell 9.9% in 2018, losing less than both of its small-cap benchmarks, Russell 2000 Index, which declined 11.0%, and the Russell 2000 Value, which fell 12.9%, for the same period. Much of the Fund’s calendar-year relative advantage was won during the fourth-quarter downturn, when it held its value significantly better than its benchmarks, down 9.8% versus respective losses of 20.2% and 18.7% for the small-cap and small-cap value indexes. This pattern of better downside protection helped for the three-year period ended December 31, 2018 as well—Special Equity’s average annual total return during that period was 8.7% versus 7.4% for the Russell 2000 and 7.4% for the Russell 2000 Value.

WHAT WORKED... AND WHAT DIDN’T
For calendar 2018, six of the Fund’s eight equity sectors detracted from performance. Consumer Discretionary fared worst by a substantial margin, followed by Industrials. These were also the portfolio’s largest sectors at year-end as well as two of its biggest overweights. Consumer Staples and Real Estate managed small positive contributions for the year. Hurt by particularly poor showings for furniture manufacturers Hooker Furniture, Flexsteel Industries, and Bassett Furniture Industries, the household durables group (Consumer Discretionary) detracted most at the industry level. Specialty retail, also part of Consumer Discretionary, and electrical equipment (Industrials) followed. Apparel retailer The Children’s Place made most of the negative impact in specialty retail while electrical and electronic products maker Hubbell detracted most in electrical equipment. Motor home and recreational vehicle manufacturer Winnebago Industries also endured a difficult year. We held shares in all six companies at year-end.
    Food & staples retailing (Consumer Staples), diversified consumer services (Consumer Discretionary), and aerospace & defense (Industrials) made the largest positive contributions at the industry level in 2018. For-profit education company Capella Education led at the position level after news of a merger lifted its stock. Supermarket operator Weis Markets and diversified manufacturing company National Presto Industries followed as top contributors.
Relative to the Russell 2000 in 2018, outperformance resulted from sector allocation—stock selection actually (and unfortunately) detracted from calendar-year returns. The portfolio’s very limited exposure to Energy boosted relative results most, followed by a combination of savvy stock selection and (to a much smaller degree) our overweight in Consumer Staples. Both our underweight and successful stock picking were additive in Materials while stock selection lifted Industrials. The Fund’s cash position also benefited relative performance. Conversely, ineffective stock selection in Consumer Discretionary made by far the biggest negative impact, with the sector’s largest detractions coming from holdings in the aforementioned household durables and specialty retail industries. Our lack of exposure to software and poor stock picking in semiconductors & semiconductor equipment hindered relative performance in Information Technology while the same was true for our lack of exposure to Health Care and Utilities, where the first sector lost less than the Russell 2000 and the second came out of 2018 with a positive return.

Top Contributors to Performance For 2018 (%)[1]

Capella Education	1.01

Weis Markets	0.88

National Presto Industries	0.69

Standard Motor Products	0.45

Park Electrochemical	0.27

[1] Includes dividends

Top Detractors from Performance For 2018 (%)[2]

Children’s Place	-1.46

Hubbell Cl. B	-1.30

Winnebago Industries	-1.20

Hooker Furniture	-1.14

Flexsteel Industries	-0.96

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
With multiple challenges facing the developed world’s economies, it’s still reasonable to believe that quality will be in greater demand in 2019, particularly after a transition from quantitative easing to quantitative tightening. According to Deutsche Bank Asset Management, 84% of the companies in the Russell 2000 with a credit rating are rated junk. In addition, unprofitable companies represented about 36% of the Russell 2000 but only 13% of the Russell 1000 at year-end, which likely means that small-cap companies will receive greater scrutiny regarding their sustainability and quality. We think this can inure to the benefit of the portfolio. Our careful selection practice and the requirement that a company have good financials and accountability should stand out in a more selective environment.
A number of negative issues have been weighing on the market, some of which could be viewed as magnifying the odds of a recession. However, as of this writing it is not yet evident that a recession will occur in the near term. Still, that does not mean that investors will no longer fret about one or that one won’t occur. We certainly do not dismiss the market’s forward-looking discounting mechanism with regard to macro issues. We are also mindful of how quickly the trade and monetary concerns could turn. Certain economic signposts have turned weaker as have both consumer and corporate confidence. It’s important to emphasize again that these are not necessarily signs of a recession, though they certainly look like yellow flashing lights. The substitution of uncertainty for optimism will likely create greater volatility, as it has historically—and this has helped relative performance in the past. Most important for us, falling prices have bred opportunities to add new names to the portfolio. We have been trying to take advantage of other investors’ selling, which in many cases seems more motivated by fear than fundamentals. We have found new investment opportunities, but we are buying at a very deliberate pace. Stocks may not yet have hit bottom, so prices can still move lower.

34 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (5/1/98)

RSE	-9.57	-9.86	8.73	2.64	10.08	7.18	9.11	8.43

Annual Operating Expenses: 1.17%

[1] Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
20 Years Through 12/31/18
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 99% of all 10-year periods and 66% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	120/121	99%	0.56	0.37

5-year	119/181	66%	0.68	0.50

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 5/1/98 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Meredith Corporation	5.7

Standard Motor Products	5.5

Scholastic Corporation	5.3

AVX Corporation	4.6

Hubbell Cl. B	4.4

UniFirst Corporation	4.3

John B. Sanfilippo & Son	4.2

Cooper Tire & Rubber	4.2

National Presto Industries	4.1

Weis Markets	4.0

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	24.5

Industrials	20.4

Information Technology	17.4

Communication Services	11.0

Consumer Staples	9.5

Real Estate	3.8

Materials	3.1

Energy	1.0

Cash and Cash Equivalents	9.3

Calendar Year Total Returns (%)

YEAR	RSE

2018	-9.9

2017	7.9

2016	32.2

2015	-12.4

2014	1.1

2013	29.4

2012	15.4

2011	0.1

2010	19.6

2009	28.4

2008	-19.6

2007	4.7

2006	14.0

2005	-1.0

2004	13.9

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	78	72

From 6/30/98 (Start of Fund’s First Full Quarter)	73	50

Portfolio Diagnostics

Fund Net Assets	$1,204 million

Number of Holdings	39

Turnover Rate	21%

Average Market Capitalization[1]	$1,280 million

Weighted Average P/E Ratio[2,3]	18.2x

Weighted Average P/B Ratio[2]	1.7x

Active Share[4]	98%

U.S. Investments (% of Net Assets)	88.7%

Non-U.S. Investments (% of Net Assets)	2.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 12/31/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 35

MANAGERS’ DISCUSSION
Royce Special Equity Multi-Cap Fund (RSM)

Charlie Dreifus, CFA Steven McBoyle

IMPORTANT NEWS FOR SHAREHOLDERS
The Royce Fund’s Board of Trustees has approved a plan of liquidation for Royce Special Equity Multi-Cap Fund, to be effective on February 25, 2019. The Fund is being liquidated primarily because it has not attracted and maintained assets at a sufficient level for it to be viable. A distribution was paid on January 23, 2019 to shareholders of record on January 22, 2019.

FUND PERFORMANCE

Royce Special Equity Multi-Cap Fund was down 10.6% in 2018, lagging its large-cap benchmark, the Russell 1000 Index, which fell 4.8% for the same period. A relatively solid performance in the fourth-quarter downturn, when the Fund lost 13.3% versus a decline of 13.8% for the Russell 1000, was not nearly enough to turn the tide of the Fund’s relative disadvantage through the year’s first three quarters. This capped a difficult and disappointing year in which growth again outperformed value, and defensive sectors outpaced their cyclical counterparts. So while our emphasis on companies with low leverage, dividends, and low beta—all characteristics of our discipline— certainly helped in the fourth quarter, they were decidedly out of favor during the rest of 2018—and over large stretches of the Fund’s history, a period dominated by low interest rates, little volatility, and growth-stock leadership.

WHAT WORKED... AND WHAT DIDN’T
Four of the six equity sectors in which the Fund had investments detracted from performance in 2018. By far, the biggest negative impact came from Industrials, where the portfolio was also significantly overweight relative to its benchmark. Within that sector, we had the largest exposure to the machinery group, which had a correspondingly substantial negative effect on 2018’s results. Four of the portfolio’s five holdings in machinery detracted from performance, with two making an outsized impact. Illinois Tool Works has a global business manufacturing products such as industrial fluids and adhesives, tooling for specialty applications, welding products, and quality measurement equipment and systems. Parker Hannifin specializes in motion control products, including fluid power systems, electromechanical controls, and related components. ManpowerGroup, a holding in Industrials from outside the machinery group that provides workforce solutions and services to a global market, was another significant detractor. Housed in the aerospace & defense group within Industrials, General Dynamics is a diversified defense company with a broad portfolio of products and services in business aviation, combat vehicles, weapons systems, munitions, shipbuilding design and construction, information systems, and technologies. From the Materials sector, Packaging Corporation of America also disappointed. The firm manufactures containerboard and corrugated packaging products that are used to protect goods during shipment.
On the positive side, the Information Technology and Financials sectors made positive contributions. From the first of these sectors, Cisco Systems was the portfolio’s top-performing position in 2018. The company makes Internet Protocol based networking and other products that transmit data, voice, and video. The top contributor in Financials was Brown & Brown, an insurance broker offering a range of insurance and reinsurance products as well as providing risk management, employee benefit administration, and managed health care services. Four holdings in Consumer Discretionary made positive contributions in 2018. The top contributor was Genuine Parts, which distributes automotive and industrial replacement parts, office products, and electrical and electronic materials while V.F. Corporation, the sector’s second-best contributor, operates a slate of popular retail brands including The North Face, Vans, Timberland, and JanSport.

Top Contributors to Performance For 2018 (%)[1]

Cisco Systems	0.76

Genuine Parts	0.32

Brown & Brown	0.29

V.F. Corporation	0.26

McDonald’s Corporation	0.24

[1] Includes dividends

Top Detractors from Performance For 2018 (%)[2]

Illinois Tool Works	-2.13

ManpowerGroup	-1.44

Parker Hannifin	-1.30

Packaging Corporation of America	-1.23

General Dynamics	-1.04

[2] Net of dividends

    Relative to the Russell 1000, the Fund’s disadvantage came from both sector allocation and ineffective stock selection in 2018. The bulk of its underperformance came from its holdings in machinery companies, as well as from ManpowerGroup in the professional services group. The portfolio’s lack of exposure to Health Care was another source of underperformance. Conversely, the Fund benefited from its low exposure to Financials, as well as drawing a smaller advantage from stock selection in the sector. Our lack of any holdings in Energy, which suffered the deepest losses of any sector in the Russell 1000, also helped relative performance.
If you would like to know more about Charlie Dreifus’s outlook on the market, please read the Manager’s Discussion for Royce Special Equity Fund on page 34.

36 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RSEMX RSMCX RMUIX RSMLX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RSM	-5.20	-10.57	5.47	2.06	7.67

Annual Gross Operating Expenses: 1.39% Annual Net Operating Expenses: 1.24%

[1]Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Illinois Tool Works	12.8

Lowe’s Companies	10.5

Genuine Parts	9.2

Cisco Systems	8.5

Packaging Corporation of America	8.4

Apple	4.9

General Dynamics	4.9

United Technologies	4.9

Carlisle Companies	4.8

Procter & Gamble	4.7

Portfolio Sector Breakdown
% of Net Assets

Industrials	48.4

Consumer Discretionary	24.0

Information Technology	13.5

Materials	8.4

Consumer Staples	4.8

Cash and Cash Equivalents	0.9

Calendar Year Total Returns (%)

YEAR	RSM

2018	-10.6

2017	15.4

2016	13.7

2015	-13.6

2014	9.3

2013	36.3

2012	11.6

2011	7.2

Portfolio Diagnostics

Fund Net Assets	$42 million

Number of Holdings	17

Turnover Rate	14%

Average Market Capitalization[1]	$43,048 million

Weighted Average P/E Ratio[2,3]	18.1x

Weighted Average P/B Ratio[2]	4.2x

Active Share[4]	92%

U.S. Investments (% of Net Assets)	99.1%

Non-U.S. Investments (% of Net Assets)	0.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Classes’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018.

The Royce Funds 2018 Annual Report to Shareholders | 37

MANAGERS’ DISCUSSION
Royce Total Return Fund (RTR)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Royce Total Return Fund was down 12.5% in 2018, lagging the Russell 2000 Index, its small-cap benchmark, which fell 11.0% for the same period. While disappointed by our underperformance, we were nonetheless pleased that the Fund was able to narrow the performance gap during the stormy fourth quarter, when its historical resilience in downturns was once again in evidence as it lost 15.3% compared to a 20.2% decline for the Russell 2000. This marked the index’s tenth negative quarter over the last decade—and the Fund outperformed in eight of them, consistent with what its lower volatility dividend value strategy seeks to deliver. Despite a mostly inhospitable market environment over the last three years for our cautious, dividend-centric approach, the Fund beat its benchmark for the three-year period ended December 31, 2018.

WHAT WORKED... AND WHAT DIDN’T
    The portfolio saw declines in nine of the 11 equity sectors where it had investments in 2018, and its two largest, Financials and Industrials, were also its biggest detractors by a wide margin. Materials and Information Technology followed. Positive contributions at the sector level were small, with Health Care and Consumer Staples the only areas to finish 2018 in the black.
    Banks and capital markets, two groups in Financials, detracted most at the industry level. Bank stocks in general slumped on fears of a flattening yield curve, slower-than-expected loan growth, and fears that a recession would mean increased loan losses. Two of our holdings—BOK Financial and Canadian Western Bank, also felt the negative effects of oil price declines owing to their locations in energy-focused regions. We remain constructive on our holdings as a group, however, based on the belief that the long-term direction of interest rates is upward, with a steepening yield curve. The banks we hold are also mainly smaller community-centered businesses where we saw attributes that go beyond the overall improved conditions for the industry that should help them recover. They have some combination of a strong deposit franchise, impressive loan growth, and/or a strong geographic advantage. The Fund’s holdings in capital markets are a mix of alternative and traditional asset management businesses, most of which suffered the steep declines that down markets often wreak on these businesses.
    The Fund’s biggest detractor at the position level was ManpowerGroup, an Industrials holding that provides workforce solutions and services to a global market. Its 2018 revenues slid, as the economic environment, particularly in its European business, proved more challenging than the company had been anticipating. We held shares based on the ongoing strength of its North American and Asian business and its record of successful execution. The long-term prospects for recreational vehicle manufacturer Thor Industries inspired a similar level of confidence in spite of a 65% decline for its stock in 2018. Sales began to decline in the fall, forcing Thor to scale back production as independent RV dealers had overstocked their inventories earlier in the year. However, inventories were normalizing at the end of December, and Thor has also improved its production process in order to meet variable levels of demand.
    Positive contributions at both the industry and position levels were very modest. Aerospace & defense (Industrials) was boosted by strength for HEICO Corporation, which supplies electronics and other parts to aerospace companies. Its defensible moat in a highly specialized niche and conservatively capitalized balance sheet attracted our attention while other investors seemed drawn to its steady earnings growth in 2018. A Consumer Staples holding, Lancaster Colony makes specialty food products for the retail and foodservice channels. Its shares were nourished in the second half of 2018 by strong sales growth and margin expansion in its fiscal first quarter.
The Fund’s 2018 underperformance resulted from sector allocation—stock selection was additive for the year. Information Technology was by far the biggest source of underperformance due both to our underweight and ineffective stock selection. Consumer Discretionary holdings also detracted from relative results. Conversely, Energy contributed most to relative results as the Fund’s holdings in the energy equipment & services industry did significantly better than those in the index. Consumer Staples stocks were another a source of outperformance, with food & staples retailing contributing most, led by Village Super Markets.

Top Contributors to Performance For 2018 (%)[1]

HEICO Corporation	0.25

Lancaster Colony	0.22

American Railcar Industries	0.20

Shoe Carnival	0.20

Quaker Chemical	0.19

[1]Includes dividends

Top Detractors from Performance For 2018 (%)[2]

ManpowerGroup	-0.72

Thor Industries	-0.60

Methode Electronics	-0.46

Clarkson	-0.40

Hubbell Cl. B	-0.31

[2]Net of dividends

CURRENT POSITIONING AND OUTLOOK
While we acknowledge the many potential sources of risk on the horizon—economic, geopolitical, and financial—we also think that these concerns have already been largely reflected, perhaps even excessively so, in current valuations. In relatively short order, we transitioned from a period this summer when small-cap’s extended valuations seemed out of sync given the index’s high levels of debt and low profitability, to one at the end of the year where valuations seemed more pessimistic than we think is warranted—at least in select instances. As a result, we reduced the Fund’s cash holdings to a minimal amount by year-end. Historically, down years for small-caps have often been followed by strong ones. We believe that the portfolio’s cyclical tilt will be rewarded as recessionary concerns dissipate during the year.

38 | The Royce Funds 2018 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX RTRWX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RTR	-12.97	-12.46	7.78	3.32	10.61	7.14	8.39	9.99

Annual Operating Expenses: 1.21%

[1]Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
20 Years Through 12/31/18
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 93% of all 10-year periods and 85% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	112/121	93%	0.46	0.37

5-year	153/181	85%	0.66	0.50

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 117 for additional information.

Value of $10,000
Invested on 12/15/93 as of 12/31/18 ($)

Top 10 Positions
% of Net Assets

Erie Indemnity Cl. A	1.9

Quaker Chemical	1.9

E-L Financial	1.5

First Citizens BancShares Cl. A	1.5

Ares Management	1.3

BOK Financial	1.3

Alleghany Corporation	1.3

Ritchie Bros. Auctioneers	1.2

Meredith Corporation	1.2

Tootsie Roll Industries	1.2

Portfolio Sector Breakdown
% of Net Assets

Financials	33.8

Industrials	25.8

Materials	10.0

Consumer Discretionary	6.7

Information Technology	5.9

Consumer Staples	4.6

Energy	3.3

Utilities	3.1

Communication Services	2.6

Real Estate	1.7

Health Care	1.4

Corporate Bonds	0.3

Cash and Cash Equivalents	0.8

Calendar Year Total Returns (%)

YEAR	RTR

2018	-12.5

2017	13.7

2016	25.9

2015	-7.2

2014	1.3

2013	32.8

2012	14.4

2011	-1.7

2010	23.5

2009	26.2

2008	-31.2

2007	2.4

2006	14.5

2005	8.2

2004	17.5

Upside/Downside Capture Ratios
Periods Ended 12/31/18 (%)
	UPSIDE	DOWNSIDE

10-Year	82	76

From 12/31/93 (Start of Fund’s First Full Quarter)	81	57

Portfolio Diagnostics

Fund Net Assets	$1,544 million

Number of Holdings	251

Turnover Rate	22%

Average Market Capitalization[1]	$1,829 million

Weighted Average P/E Ratio[2,3]	14.1x

Weighted Average P/B Ratio[2]	1.8x

Active Share[4]	91%

U.S. Investments (% of Net Assets)	84.8%

Non-U.S. Investments (% of Net Assets)	14.4%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Total Return Fund at 6/30/17 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2018 Annual Report to Shareholders | 39

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 95.7%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 8.1%
AUTO COMPONENTS - 2.1%
Gentex Corporation	56,296	$1,137,742
Nokian Renkaat	44,500	1,367,441

		2,505,183

AUTOMOBILES - 0.6%
Thor Industries	12,840	667,680

HOTELS, RESTAURANTS & LEISURE - 0.1%
Cheesecake Factory	2,929	127,441

HOUSEHOLD DURABLES - 1.8%
Hunter Douglas	25,000	1,667,066
La-Z-Boy	18,915	524,134

		2,191,200

SPECIALTY RETAIL - 2.8%
American Eagle Outfitters	67,331	1,301,508
†Caleres	19,278	536,507
DSW Cl. A	15,515	383,220
USS	70,000	1,180,877

		3,402,112

TEXTILES, APPAREL & LUXURY GOODS - 0.7%
HUGO BOSS	12,300	759,880
Steven Madden	4,278	129,452

		889,332

Total (Cost $7,833,133)		9,782,948

CONSUMER STAPLES – 0.6%
FOOD & STAPLES RETAILING - 0.6%
FamilyMart UNY Holdings	6,000	761,462

Total (Cost $225,028)		761,462

ENERGY – 5.9%
ENERGY EQUIPMENT & SERVICES - 3.4%
Helmerich & Payne	39,904	1,912,998
TGS-NOPEC Geophysical	90,900	2,195,098

		4,108,096

OIL, GAS & CONSUMABLE FUELS - 2.5%
Cimarex Energy	21,100	1,300,815
†Gaztransport Et Technigaz	22,700	1,746,472

		3,047,287

Total (Cost $7,506,618)		7,155,383

FINANCIALS – 28.2%
BANKS - 2.5%
Bank of Georgia Group	49,400	867,031
BOK Financial	21,414	1,570,289
City Holding Company	7,389	499,422

		2,936,742

CAPITAL MARKETS - 22.2%
Ashmore Group	459,000	2,138,911
AURELIUS Equity Opportunities	9,000	327,089
B3-Brasil, Bolsa, Balcao	275,000	1,902,277
Bolsa Mexicana de Valores	1,234,000	2,103,579
Carlyle Group L.P.	122,300	1,926,225
Coronation Fund Managers	192,000	551,812
Federated Investors Cl. B	49,100	1,303,605
†Georgia Capital [1]	49,400	642,875
Gluskin Sheff + Associates	51,700	394,983
Houlihan Lokey Cl. A	18,800	691,840
Jupiter Fund Management	282,000	1,061,058
KKR & Co. Cl. A	165,600	3,250,728
Lazard Cl. A	29,600	1,092,536
Moelis & Company Cl. A	23,959	823,710
Northern Trust	23,300	1,947,647
SEI Investments	47,400	2,189,880
Sprott	735,700	1,384,961
State Street	23,200	1,463,224
Value Partners Group	2,272,200	1,575,640

		26,772,580

DIVERSIFIED FINANCIAL SERVICES - 1.1%
Jefferies Financial Group	74,600	1,295,056

INSURANCE - 0.9%
Reinsurance Group of America	7,905	1,108,518

THRIFTS & MORTGAGE FINANCE - 1.5%
Genworth MI Canada	44,148	1,299,993
†WSFS Financial	13,800	523,158

		1,823,151

Total (Cost $29,859,147)		33,936,047

HEALTH CARE – 2.1%
HEALTH CARE PROVIDERS & SERVICES - 0.1%
Ensign Group (The)	3,251	126,106

PHARMACEUTICALS - 2.0%
Recordati	48,800	1,693,592
Santen Pharmaceutical	52,000	752,448

		2,446,040

Total (Cost $777,950)		2,572,146

INDUSTRIALS – 28.4%
AEROSPACE & DEFENSE - 3.0%
HEICO Corporation Cl. A	56,820	3,579,660

AIRLINES - 1.9%
Allegiant Travel	9,200	922,024
Hawaiian Holdings	49,376	1,304,020

		2,226,044

BUILDING PRODUCTS - 1.8%
Apogee Enterprises	14,600	435,810
Geberit	1,000	388,951
TOTO	37,000	1,286,164

		2,110,925

COMMERCIAL SERVICES & SUPPLIES - 0.8%
Herman Miller	33,576	1,015,674

CONSTRUCTION & ENGINEERING - 1.8%
Comfort Systems USA	3,892	170,003
KBR	132,800	2,015,904

		2,185,907

ELECTRICAL EQUIPMENT - 1.4%
EnerSys	1,631	126,582
Hubbell Cl. B	15,900	1,579,506

		1,706,088

MACHINERY - 12.1%
Alamo Group	6,948	537,219
Federal Signal	6,429	127,937
Graco	63,000	2,636,550
IDEX Corporation	21,400	2,701,964
Lincoln Electric Holdings	13,150	1,036,878
Lindsay Corporation	26,700	2,569,875
Pfeiffer Vacuum Technology	12,000	1,494,516
Spirax-Sarco Engineering	27,400	2,179,260
Wabash National	100,292	1,311,819

		14,596,018

40 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Dividend Value Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MARINE - 1.2%
Clarkson	60,700	$1,469,996

PROFESSIONAL SERVICES - 2.0%
Korn Ferry	10,501	415,209
ManpowerGroup	28,300	1,833,840
Robert Half International	2,664	152,381

		2,401,430

ROAD & RAIL - 0.4%
†Old Dominion Freight Line	1,000	123,490
Werner Enterprises	10,043	296,670

		420,160

TRADING COMPANIES & DISTRIBUTORS - 2.0%
Applied Industrial Technologies	45,600	2,459,664

Total (Cost $23,403,447)		34,171,566

INFORMATION TECHNOLOGY – 7.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.8%
†Benchmark Electronics	53,978	1,143,254
FLIR Systems	82,300	3,583,342
Methode Electronics	43,338	1,009,342
Vishay Intertechnology	72,563	1,306,860

		7,042,798

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
MKS Instruments	20,222	1,306,543

SOFTWARE - 0.4%
SimCorp	7,000	478,662

Total (Cost $8,054,245)		8,828,003

MATERIALS – 13.2%
CHEMICALS - 3.0%
Quaker Chemical	20,500	3,643,055

CONTAINERS & PACKAGING - 3.1%
AptarGroup	36,900	3,471,183
Greif Cl. A	7,800	289,458

		3,760,641

METALS & MINING - 7.1%
Franco-Nevada Corporation	33,000	2,315,610
Reliance Steel & Aluminum	35,400	2,519,418
Royal Gold	19,300	1,653,045
Worthington Industries	58,500	2,038,140

		8,526,213

Total (Cost $8,189,407)		15,929,909

REAL ESTATE – 0.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
Relo Group	23,000	539,930

Total (Cost $107,244)		539,930

UTILITIES – 1.4%
WATER UTILITIES - 1.4%
Aqua America	49,800	1,702,662

Total (Cost $1,192,551)		1,702,662

TOTAL COMMON STOCKS

(Cost $87,148,770)		115,380,056

TOTAL INVESTMENTS – 95.7%

(Cost $87,148,770)		115,380,056

CASH AND OTHER ASSETS LESS LIABILITIES – 4.3%		5,141,277

NET ASSETS – 100.0%		$120,521,333

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 41

Schedules of Investments

Royce Global Financial Services Fund
Common Stocks – 99.9%

	SHARES	VALUE

BANKS - 18.3%
Bank of Princeton	5,000	$139,500
†Bank OZK	5,900	134,697
BankUnited	4,100	122,754
BOK Financial	11,000	806,630
Bryn Mawr Bank	10,000	344,000
†Canadian Western Bank	14,000	267,038
Capital City Bank Group	25,481	591,414
Chemung Financial	14,512	599,491
County Bancorp	15,895	276,096
First Citizens BancShares Cl. A	2,672	1,007,477
First Republic Bank	6,840	594,396
Live Oak Bancshares	22,500	333,225
Popular	24,700	1,166,334
State Bank Financial	12,500	269,875
†TriState Capital Holdings [1]	11,600	225,736
Umpqua Holdings	17,400	276,660

Total (Cost $6,134,515)		7,155,323

CAPITAL MARKETS - 49.7%
Ares Management	41,000	728,980
Ashmore Group	216,000	1,006,546
Associated Capital Group Cl. A	7,000	246,610
B3-Brasil, Bolsa, Balcao	61,000	421,960
Bolsa Mexicana de Valores	174,000	296,615
Canaccord Genuity Group	133,000	562,123
Carlyle Group L.P.	33,400	526,050
Charles Schwab (The) Corporation	8,400	348,852
Coronation Fund Managers	61,200	175,890
CRISIL	14,000	322,051
Edelweiss Financial Services	155,000	404,845
Edmond de Rothschild (Suisse)	30	457,829
Egyptian Financial Group-Hermes
Holding Company [1]	307,987	258,805
Gluskin Sheff + Associates	63,400	484,370
GMP Capital	108,000	148,725
Great Elm Capital Group [1]	115,545	390,542
Hamilton Lane Cl. A	11,500	425,500
Hellenic Exchanges - Athens Stock Exchange	50,000	211,964
Intermediate Capital Group	39,111	466,106
INTL FCStone [1]	12,870	470,784
IOOF Holdings	55,000	200,282
JSE	51,000	586,868
Jupiter Fund Management	106,900	402,224
KKR & Co. Cl. A	23,900	469,157
Lazard Cl. A	3,700	136,567
MarketAxess Holdings	4,600	972,026
Northern Trust	3,770	315,134
NZX	580,000	393,189
Rothschild & Co	27,700	979,095
SEI Investments	15,900	734,580
Silvercrest Asset Management Group Cl. A	41,600	550,368
Singapore Exchange	114,300	599,615
Sprott	500,000	941,254
TD Ameritrade Holding Corporation	8,680	424,973
U.S. Global Investors Cl. A	183,900	202,290
UOB-Kay Hian Holdings	129,000	110,738
Value Partners Group	772,000	535,337
Virtu Financial Cl. A	47,400	1,221,024
VZ Holding	3,350	903,195
Warsaw Stock Exchange	19,000	186,073
Westaim Corporation [1]	105,000	198,432

Total (Cost $17,413,950)		19,417,568

CONSUMER FINANCE - 0.7%
Currency Exchange International [1]	13,000	254,725

Total (Cost $268,728)		254,725

DIVERSIFIED FINANCIAL SERVICES - 1.5%
ECN Capital	75,000	189,533
†Onex Corporation	5,000	272,304
SHUAA Capital	580,000	129,480

Total (Cost $879,670)		591,317

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.4%
Colony Capital Cl. A	31,500	147,420

Total (Cost $376,985)		147,420

HOTELS, RESTAURANTS & LEISURE - 0.8%
Thomas Cook (India)	94,000	314,455

Total (Cost $270,518)		314,455

INSURANCE - 8.5%
E-L Financial	2,365	1,275,007
First American Financial	3,900	174,096
Jardine Lloyd Thompson Group	11,900	286,974
MBIA [1]	95,300	850,076
National Western Life Group Cl. A	2,475	744,232

Total (Cost $3,099,500)		3,330,385

IT SERVICES - 2.3%
Cass Information Systems	5,016	265,447
GBST Holdings	105,000	105,758
PayPal Holdings [1]	6,400	538,176

Total (Cost $765,866)		909,381

MARINE - 1.6%
Clarkson	26,000	629,652

Total (Cost $928,924)		629,652

METALS & MINING - 3.0%
Franco-Nevada Corporation	16,500	1,157,805

Total (Cost $900,426)		1,157,805

PROFESSIONAL SERVICES - 1.9%
IHS Markit [1]	11,900	570,843
People Corporation [1]	35,000	186,768

Total (Cost $412,944)		757,611

REAL ESTATE MANAGEMENT & DEVELOPMENT - 6.5%
Altus Group	32,000	554,820
FirstService Corporation	12,600	862,848
FRP Holdings [1]	9,306	428,169
Midland Holdings	800,000	153,247
RMR Group Cl. A	10,000	530,800

Total (Cost $2,149,003)		2,529,884

SOFTWARE - 3.2%
†Benefitfocus [1]	10,600	484,632
Bottomline Technologies [1]	9,800	470,400

42 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Global Financial Services Fund (continued)

	SHARES	VALUE

SOFTWARE (continued)
Envestnet [1]	6,000	$295,140

Total (Cost $836,700)		1,250,172

TRADING COMPANIES & DISTRIBUTORS - 1.5%
Air Lease Cl. A	19,500	589,095

Total (Cost $854,965)		589,095

TOTAL COMMON STOCKS

(Cost $35,292,694)		39,034,793

REPURCHASE AGREEMENT – 0.6%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$229,006 (collateralized by obligations of various U.S. Government Agencies, 0.125% due
07/15/24, valued at $234,479)

(Cost $229,000)		229,000

TOTAL INVESTMENTS – 100.5%

(Cost $35,521,694)		39,263,793

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(199,787)

NET ASSETS – 100.0%		$39,064,006

Royce International Premier Fund
Common Stocks – 92.5%

	SHARES	VALUE

AUSTRALIA – 9.2%
Bravura Solutions	2,300,000	$5,994,017
Cochlear	56,000	6,846,224
Hansen Technologies	2,841,592	6,985,148
IPH	1,800,000	6,858,959
†Technology One	1,545,000	6,703,438

Total (Cost $30,019,033)		33,387,786

AUSTRIA – 1.8%
Mayr-Melnhof Karton	52,000	6,553,688

Total (Cost $6,810,499)		6,553,688

BRAZIL – 4.1%
OdontoPrev	2,350,000	8,337,096
TOTVS	925,000	6,479,714

Total (Cost $15,960,963)		14,816,810

CANADA – 5.1%
†Altus Group	370,000	6,415,104
†Computer Modelling Group	1,385,000	6,178,326
Morneau Shepell	318,000	5,832,640

Total (Cost $23,642,979)		18,426,070

CHINA – 2.0%
TravelSky Technology	2,800,000	7,169,402

Total (Cost $6,887,624)		7,169,402

DENMARK – 1.5%
SimCorp	80,200	5,484,097

Total (Cost $5,328,980)		5,484,097

FRANCE – 4.8%
†Lectra	231,717	4,826,603
Neurones	295,455	6,397,980
Thermador Groupe	120,000	6,118,303

Total (Cost $20,169,680)		17,342,886

GERMANY – 2.9%
Amadeus Fire	62,000	5,789,473
Carl Zeiss Meditec	61,700	4,828,315

Total (Cost $10,093,726)		10,617,788

INDIA – 3.0%
†AIA Engineering	249,500	5,932,393
SH Kelkar & Company	2,045,000	5,038,172

Total (Cost $13,021,175)		10,970,565

ITALY – 1.8%
DiaSorin	82,500	6,682,871

Total (Cost $6,836,592)		6,682,871

JAPAN – 21.7%
As One	95,000	6,517,951
†Benefit One	280,000	8,621,869
†Cosel	665,000	5,636,467
†Daifuku	173,000	7,923,544
EPS Holdings	425,000	6,483,281
†Medikit	77,500	3,924,319
Meitec Corporation	263,000	10,713,882
†NSD	320,000	6,195,338
Relo Group	265,000	6,220,930
†TKC Corporation	200,000	7,134,711

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 43

Schedules of Investments

Royce International Premier Fund (continued)

	SHARES	VALUE

JAPAN (continued)
USS	547,000	$9,227,708

Total (Cost $83,213,393)		78,600,000

NETHERLANDS – 5.2%
†IMCD	123,000	7,891,924
†Intertrust	660,000	11,108,501

Total (Cost $20,575,457)		19,000,425

NEW ZEALAND – 1.4%
Fisher & Paykel Healthcare	559,402	4,881,118

Total (Cost $4,293,375)		4,881,118

SINGAPORE – 1.6%
XP Power	213,000	5,714,859

Total (Cost $6,969,138)		5,714,859

SWEDEN – 6.8%
Bravida Holding	986,824	6,825,302
Hexpol	887,000	7,010,572
†Lagercrantz Group	558,400	5,424,632
†Loomis Cl. B	163,000	5,259,874

Total (Cost $26,579,760)		24,520,380

SWITZERLAND – 12.2%
Burkhalter Holding	68,313	5,421,115
Inficon Holding	14,500	7,340,726
†Kardex	72,500	8,364,534
LEM Holding	7,100	7,570,251
Partners Group Holding	15,500	9,398,718
VZ Holding	22,500	6,066,233

Total (Cost $47,199,711)		44,161,577

UNITED KINGDOM – 7.4%
Ashmore Group	1,450,000	6,756,908
Consort Medical	450,425	5,367,944
Spirax-Sarco Engineering	102,500	8,152,340
Victrex	222,600	6,491,649

Total (Cost $27,680,347)		26,768,841

TOTAL COMMON STOCKS

(Cost $355,282,432)		335,099,163

PREFERRED STOCK – 2.0%
GERMANY – 2.0%
†FUCHS PETROLUB	179,000	7,379,109

(Cost $8,248,180)		7,379,109

REPURCHASE AGREEMENT – 5.5%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$19,730,548 (collateralized by obligations of various U.S. Government Agencies, 2.50%
due 05/15/24, valued at $20,127,643)

(Cost $19,730,000)		19,730,000

TOTAL INVESTMENTS – 100.0%

(Cost $383,260,612)		362,208,272

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%		45,682

NET ASSETS – 100.0%		$362,253,954

Royce Low-Priced Stock Fund
Common Stocks – 96.1%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
ORBCOMM [1]	214,500	$1,771,770

INTERACTIVE MEDIA & SERVICES - 1.2%
QuinStreet [1]	143,742	2,332,933

MEDIA - 0.8%
ITE Group	1,511,999	1,223,768
†Marchex Cl. B	174,000	461,100

		1,684,868

Total (Cost $4,397,470)		5,789,571

CONSUMER DISCRETIONARY – 15.8%
AUTO COMPONENTS - 3.8%
Fox Factory Holding [1,2]	33,800	1,989,806
Modine Manufacturing [1]	183,900	1,987,959
Stoneridge [1]	114,900	2,832,285
Unique Fabricating	209,041	882,153

		7,692,203

HOTELS, RESTAURANTS & LEISURE - 4.1%
Century Casinos [1]	393,300	2,906,487
†Del Taco Restaurants [1]	166,200	1,660,338
†Lindblad Expeditions Holdings [1]	114,000	1,534,440
†Red Lion Hotels [1]	257,400	2,110,680

		8,211,945

HOUSEHOLD DURABLES - 0.7%
†Lovesac Company [1,2]	65,500	1,502,570

INTERNET & DIRECT MARKETING RETAIL - 0.8%
Gaia Cl. A [1]	157,900	1,635,844

LEISURE PRODUCTS - 1.7%
MasterCraft Boat Holdings [1]	71,900	1,344,530
Nautilus [1]	182,313	1,987,212

		3,331,742

SPECIALTY RETAIL - 4.1%
Buckle (The)	95,975	1,856,156
Build-A-Bear Workshop [1]	116,000	458,200
DSW Cl. A	85,400	2,109,380
Kirkland’s [1]	180,900	1,723,977
Shoe Carnival	63,100	2,114,481

		8,262,194

TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Vera Bradley [1,2]	147,200	1,261,504

Total (Cost $32,243,947)		31,898,002

CONSUMER STAPLES – 2.5%
BEVERAGES - 0.8%
†Primo Water [1,2]	124,500	1,744,245

FOOD PRODUCTS - 1.7%
†Farmer Bros. [1]	54,739	1,277,061
Landec Corporation [1]	178,800	2,116,992

		3,394,053

Total (Cost $5,766,779)		5,138,298

ENERGY – 6.0%
ENERGY EQUIPMENT & SERVICES - 5.6%
Gulf Island Fabrication [1]	154,700	1,116,934
Mammoth Energy Services	49,800	895,404
†Natural Gas Services Group [1]	85,000	1,397,400
Newpark Resources [1]	276,800	1,901,616
Pason Systems	70,250	941,161
Profire Energy [1]	703,100	1,019,495
TGS-NOPEC Geophysical	52,000	1,255,722

44 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
Total Energy Services	215,500	$1,542,217
Unit Corporation [1]	82,400	1,176,672

		11,246,621

OIL, GAS & CONSUMABLE FUELS - 0.4%
Ardmore Shipping [1]	194,600	908,782

Total (Cost $12,557,938)		12,155,403

FINANCIALS – 10.5%
BANKS - 4.5%
†Allegiance Bancshares [1,2]	45,200	1,463,124
†BayCom Corporation [1]	15,100	348,659
Brookline Bancorp	122,400	1,691,568
HarborOne Bancorp [1,2]	124,300	1,975,127
†Investar Holding	73,000	1,810,400
†TriState Capital Holdings [1]	90,700	1,765,022

		9,053,900

CAPITAL MARKETS - 3.5%
†B. Riley Financial	103,400	1,468,280
Hamilton Lane Cl. A	40,888	1,512,856
Silvercrest Asset Management Group Cl. A	164,300	2,173,689
Sprott	971,000	1,827,915

		6,982,740

INSURANCE - 0.4%
†Health Insurance Innovations Cl. A [1,2]	30,000	801,900

THRIFTS & MORTGAGE FINANCE - 2.1%
†PCSB Financial	114,600	2,241,576
Western New England Bancorp	202,800	2,036,112

		4,277,688

Total (Cost $22,724,953)		21,116,228

HEALTH CARE – 11.8%
BIOTECHNOLOGY - 3.2%
†AMAG Pharmaceuticals [1]	25,800	391,902
†Dynavax Technologies [1]	105,100	961,665
Heron Therapeutics [1]	70,000	1,815,800
Progenics Pharmaceuticals [1]	310,074	1,302,311
Zealand Pharma [1,2]	163,700	2,069,958

		6,541,636

HEALTH CARE EQUIPMENT & SUPPLIES - 5.1%
AtriCure [1]	102,300	3,130,380
CryoLife [1]	100,700	2,857,866
†OrthoPediatrics Corporation [1,2]	74,200	2,588,096
Surmodics [1]	34,300	1,621,018

		10,197,360

LIFE SCIENCES TOOLS & SERVICES - 2.7%
Harvard Bioscience [1]	532,700	1,693,986
†NeoGenomics [1]	107,300	1,353,053
Quanterix Corporation [1]	131,700	2,411,427

		5,458,466

PHARMACEUTICALS - 0.8%
Axsome Therapeutics [1]	332,400	937,368
Paratek Pharmaceuticals [1]	126,100	646,893

		1,584,261

Total (Cost $20,743,187)		23,781,723

INDUSTRIALS – 18.6%
AEROSPACE & DEFENSE - 1.6%
CPI Aerostructures [1]	246,766	1,571,899
Kratos Defense & Security Solutions [1]	120,300	1,695,027

		3,266,926

COMMERCIAL SERVICES & SUPPLIES - 1.3%
Atento [1]	280,900	1,126,409
Heritage-Crystal Clean [1]	67,900	1,562,379

		2,688,788

CONSTRUCTION & ENGINEERING - 4.2%
Ameresco Cl. A [1]	234,500	3,306,450
†Construction Partners Cl. A [1]	97,100	857,393
IES Holdings [1]	89,800	1,396,390
Northwest Pipe [1]	122,000	2,841,380

		8,401,613

ELECTRICAL EQUIPMENT - 0.7%
†American Superconducter [1]	39,400	439,310
Power Solutions International [1,3]	99,900	919,080

		1,358,390

INDUSTRIAL CONGLOMERATES - 0.8%
Raven Industries	45,300	1,639,407

MACHINERY - 6.0%
ASV Holdings [1]	296,390	592,780
FreightCar America [1]	114,900	768,681
†Graham Corporation	126,900	2,898,396
Kornit Digital [1,2]	158,700	2,970,864
†Luxfer Holdings	57,700	1,017,251
Porvair	364,400	1,925,204
Wabash National	140,500	1,837,740

		12,010,916

MARINE - 0.7%
Clarkson	60,931	1,475,590

PROFESSIONAL SERVICES - 3.3%
†GP Strategies [1]	122,500	1,544,725
Heidrick & Struggles International	46,740	1,457,821
Kforce	53,674	1,659,600
Resources Connection	144,700	2,054,740

		6,716,886

Total (Cost $34,558,625)		37,558,516

INFORMATION TECHNOLOGY – 25.3%
COMMUNICATIONS EQUIPMENT - 1.5%
†Digi International [1]	139,200	1,404,528
Harmonic [1]	330,000	1,557,600

		2,962,128

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.9%
CUI Global [1]	379,100	466,293
Electro Scientific Industries [1]	98,900	2,963,044
†Fabrinet [1]	40,600	2,083,186
LightPath Technologies Cl. A [1]	890,384	1,326,672
†nLIGHT [1,2]	81,100	1,441,958
Novanta [1]	28,500	1,795,500
PC Connection	63,800	1,896,774
Vishay Precision Group [1]	67,000	2,025,410

		13,998,837

IT SERVICES - 1.1%
Carbonite [1]	92,200	2,328,972

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.0%
†Adesto Technologies [1,2]	67,200	295,680
Aehr Test Systems [1,2]	590,400	832,464
†AXT [1]	47,400	206,190
Brooks Automation	66,582	1,743,117

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 45

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Cirrus Logic [1]	31,600	$1,048,488
†Cohu	62,700	1,007,589
†CyberOptics Corporation [1]	48,700	858,581
FormFactor [1]	206,500	2,909,585
Inphi Corporation [1]	63,400	2,038,310
†Nova Measuring Instruments [1,2]	86,300	1,965,914
PDF Solutions [1,2]	123,200	1,038,576
Photronics [1]	270,000	2,613,600
Rudolph Technologies [1]	116,100	2,376,567
Ultra Clean Holdings [1]	153,400	1,299,298

		20,233,959

SOFTWARE - 5.8%
Agilysys [1]	127,700	1,831,218
Amber Road [1]	312,700	2,573,521
†Attunity [1]	160,237	3,153,464
†QAD Cl. A	66,513	2,615,956
Rubicon Project [1]	403,500	1,505,055

		11,679,214

Total (Cost $41,511,969)		51,203,110

MATERIALS – 2.7%
CHEMICALS - 0.7%
Trecora Resources [1]	187,400	1,461,720

METALS & MINING - 2.0%
Ferroglobe (Warranty Insurance Trust) [1,4]	205,763	0
Major Drilling Group International [1]	468,500	1,578,597
Pretium Resources [1]	155,700	1,319,549
Superior Gold [1]	1,700,000	1,046,001

		3,944,147

Total (Cost $7,224,893)		5,405,867

TOTAL COMMON STOCKS

(Cost $181,729,761)		194,046,718

REPURCHASE AGREEMENT – 4.4%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$8,961,249 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 07/31/24, valued at $9,141,314)

(Cost $8,961,000)		8,961,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.4%
Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2268%)

(Cost $4,834,830)		4,834,830

TOTAL INVESTMENTS – 102.9%

(Cost $195,525,591)		207,842,548

LIABILITIES LESS CASH AND OTHER ASSETS – (2.9)%		(5,816,420)

NET ASSETS – 100.0%		$202,026,128

Royce Micro-Cap Fund
Common Stocks – 97.4%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
ORBCOMM [1]	115,300	$952,378

INTERACTIVE MEDIA & SERVICES - 1.1%
QuinStreet [1]	97,804	1,587,359

MEDIA - 0.1%
†Marchex Cl. B	80,300	212,795

Total (Cost $1,327,440)		2,752,532

CONSUMER DISCRETIONARY – 13.8%
AUTO COMPONENTS - 2.9%
Fox Factory Holding [1]	17,000	1,000,790
Standard Motor Products	19,000	920,170
Stoneridge [1]	63,700	1,570,205
Unique Fabricating	157,200	663,384

		4,154,549

HOTELS, RESTAURANTS & LEISURE - 2.7%
†Century Casinos [1]	109,600	809,944
Del Taco Restaurants [1]	105,100	1,049,949
†Lindblad Expeditions Holdings [1]	62,500	841,250
Red Lion Hotels [1,2]	147,100	1,206,220

		3,907,363

HOUSEHOLD DURABLES - 1.4%
Cavco Industries [1]	5,210	679,280
†Lovesac Company [1,2]	57,000	1,307,580

		1,986,860

INTERNET & DIRECT MARKETING RETAIL - 0.7%
Gaia Cl. A [1]	90,500	937,580

LEISURE PRODUCTS - 1.4%
MasterCraft Boat Holdings [1]	47,000	878,900
Nautilus [1]	106,100	1,156,490

		2,035,390

SPECIALTY RETAIL - 3.6%
Build-A-Bear Workshop [1]	99,100	391,445
Citi Trends	48,724	993,482
Haverty Furniture	66,200	1,243,236
Kirkland’s [1]	116,700	1,112,151
Shoe Carnival	40,711	1,364,226

		5,104,540

TEXTILES, APPAREL & LUXURY GOODS - 1.1%
Culp	31,474	594,858
Vera Bradley [1]	105,300	902,421

		1,497,279

Total (Cost $18,597,494)		19,623,561

CONSUMER STAPLES – 2.5%
BEVERAGES - 0.7%
Primo Water [1]	70,600	989,106

FOOD PRODUCTS - 1.8%
Farmer Bros. [1]	47,600	1,110,508
John B. Sanfilippo & Son	18,000	1,001,880
†Landec Corporation [1]	35,800	423,872

		2,536,260

Total (Cost $3,666,176)		3,525,366

ENERGY – 4.3%
ENERGY EQUIPMENT & SERVICES - 3.8%
Gulf Island Fabrication [1]	96,518	696,860
Independence Contract Drilling [1]	305,386	952,804
Natural Gas Services Group [1]	60,087	987,830
Newpark Resources [1]	165,600	1,137,672

46 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
Profire Energy [1]	485,812	$704,428
Total Energy Services	131,900	943,937

		5,423,531

OIL, GAS & CONSUMABLE FUELS - 0.5%
Ardmore Shipping [1]	140,175	654,617

Total (Cost $6,713,250)		6,078,148

FINANCIALS – 14.3%
BANKS - 7.4%
Allegiance Bancshares [1]	29,700	961,389
†BayCom Corporation [1]	35,000	808,150
Brookline Bancorp	61,100	844,402
Caribbean Investment Holdings [1]	1,858,138	402,625
County Bancorp	54,200	941,454
HarborOne Bancorp [1]	76,300	1,212,407
†HomeTrust Bancshares	45,500	1,191,190
†Investar Holding	47,600	1,180,480
Midway Investments [1,4]	1,858,170	0
Stewardship Financial	94,500	859,950
TriState Capital Holdings [1]	52,757	1,026,651
Two River Bancorp	71,100	1,084,986

		10,513,684

CAPITAL MARKETS - 3.0%
B. Riley Financial	74,100	1,052,220
Canaccord Genuity Group	267,600	1,131,008
Silvercrest Asset Management Group Cl. A	96,700	1,279,341
Westwood Holdings Group	22,572	767,448

		4,230,017

DIVERSIFIED FINANCIAL SERVICES - 0.6%
Waterloo Investment Holdings [1,4]	2,760,000	828,000

INSURANCE - 0.5%
†Health Insurance Innovations Cl. A [1,2]	28,700	767,151

THRIFTS & MORTGAGE FINANCE - 2.8%
PCSB Financial	66,200	1,294,872
Territorial Bancorp	45,000	1,169,100
Western New England Bancorp	142,100	1,426,684

		3,890,656

Total (Cost $19,660,631)		20,229,508

HEALTH CARE – 11.4%
BIOTECHNOLOGY - 3.1%
AMAG Pharmaceuticals [1]	18,500	281,015
BioSpecifics Technologies [1]	26,000	1,575,600
Dynavax Technologies [1]	55,500	507,825
Progenics Pharmaceuticals [1]	205,900	864,780
Zealand Pharma [1]	97,000	1,226,548

		4,455,768

HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
AtriCure [1]	49,100	1,502,460
Chembio Diagnostics [1]	136,053	770,060
CryoLife [1]	49,555	1,406,371
OrthoPediatrics Corporation [1]	41,400	1,444,032
Surmodics [1]	23,922	1,130,554
Tactile Systems Technology [1,2]	18,500	842,675

		7,096,152

LIFE SCIENCES TOOLS & SERVICES - 2.4%
Harvard Bioscience [1]	331,179	1,053,149
NeoGenomics [1]	88,200	1,112,202
†Quanterix Corporation [1]	68,700	1,257,897

		3,423,248

PHARMACEUTICALS - 0.9%
Correvio Pharma [1,2]	200,500	499,245
Paratek Pharmaceuticals [1]	91,600	469,908
†Tetraphase Pharmaceuticals [1,2]	225,500	254,815

		1,223,968

Total (Cost $13,729,973)		16,199,136

INDUSTRIALS – 22.2%
AEROSPACE & DEFENSE - 1.6%
Astronics Corporation [1]	38,291	1,165,961
CPI Aerostructures [1]	166,518	1,060,720

		2,226,681

COMMERCIAL SERVICES & SUPPLIES - 2.0%
Acme United	49,800	709,650
Heritage-Crystal Clean [1]	48,774	1,122,290
Viad Corporation	21,000	1,051,890

		2,883,830

CONSTRUCTION & ENGINEERING - 1.8%
†Construction Partners Cl. A [1]	106,300	938,629
Northwest Pipe [1]	68,000	1,583,720

		2,522,349

ELECTRICAL EQUIPMENT - 2.0%
American Superconducter [1]	145,700	1,624,555
Encore Wire	24,100	1,209,338

		2,833,893

INDUSTRIAL CONGLOMERATES - 0.7%
Raven Industries	26,500	959,035

MACHINERY - 9.0%
Alimak Group	87,200	1,082,258
Exco Technologies	154,400	1,021,266
FreightCar America [1]	86,209	576,738
Global Brass and Copper Holdings	38,700	973,305
Graham Corporation	67,388	1,539,142
Greenbrier Companies (The)	15,800	624,732
Kadant	12,276	1,000,003
Kornit Digital [1,2]	79,700	1,491,984
Lindsay Corporation	12,000	1,155,000
†Luxfer Holdings	42,700	752,801
Lydall [1]	37,600	763,656
Sun Hydraulics	19,100	633,929
†Twin Disc [1]	46,000	678,500
†Westport Fuel Systems [1]	322,100	428,393

		12,721,707

MARINE - 0.6%
Clarkson	36,500	883,935

PROFESSIONAL SERVICES - 3.8%
CRA International	21,783	926,867
GP Strategies [1]	87,918	1,108,646
Heidrick & Struggles International	33,000	1,029,270
Kforce	32,658	1,009,785
Resources Connection	92,052	1,307,138

		5,381,706

ROAD & RAIL - 0.7%
Marten Transport	61,855	1,001,432

Total (Cost $26,269,570)		31,414,568

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 47

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY – 21.1%
COMMUNICATIONS EQUIPMENT - 1.2%
Digi International [1]	106,100	$1,070,549
EMCORE Corporation [1]	146,800	616,560

		1,687,109

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.4%
Airgain [1,2]	52,000	515,320
CUI Global [1]	321,474	395,413
†Electro Scientific Industries [1]	20,600	617,176
ePlus [1]	13,634	970,332
Fabrinet [1]	23,949	1,228,823
Mesa Laboratories	6,100	1,271,179
†nLIGHT [1,2]	41,700	741,426
Novanta [1]	15,442	972,846
PC Connection	40,300	1,198,119
Vishay Precision Group [1]	41,700	1,260,591

		9,171,225

IT SERVICES - 0.9%
Cass Information Systems	24,216	1,281,511

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.3%
†Adesto Technologies [1,2]	226,000	994,400
†Aehr Test Systems [1]	279,300	393,813
AXT [1]	33,200	144,420
Brooks Automation	32,100	840,378
†Cohu	30,800	494,956
CyberOptics Corporation [1]	30,600	539,478
Everspin Technologies [1,2]	97,900	549,219
NeoPhotonics Corporation [1]	171,100	1,108,728
†Nova Measuring Instruments [1]	53,900	1,227,842
PDF Solutions [1,2]	88,700	747,741
Photronics [1]	161,200	1,560,416
Rudolph Technologies [1]	68,851	1,409,380
Silicon Motion Technology ADR	25,800	890,100
Ultra Clean Holdings [1]	98,500	834,295

		11,735,166

SOFTWARE - 3.7%
Agilysys [1]	73,600	1,055,424
Amber Road [1]	160,100	1,317,623
Attunity [1]	82,765	1,628,815
QAD Cl. A	32,500	1,278,225

		5,280,087

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
AstroNova	43,100	808,125

Total (Cost $25,615,774)		29,963,223

MATERIALS – 3.4%
CHEMICALS - 2.1%
FutureFuel Corporation	62,500	991,250
Quaker Chemical	6,060	1,076,922
Trecora Resources [1]	113,900	888,420

		2,956,592

METALS & MINING - 1.3%
Haynes International	39,030	1,030,392
Major Drilling Group International [1]	241,700	814,401

		1,844,793

Total (Cost $5,159,641)		4,801,385

REAL ESTATE – 2.5%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.9%
Community Healthcare Trust	41,700	1,202,211

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
FRP Holdings [1]	22,975	1,057,080
Marcus & Millichap [1]	35,500	1,218,715

		2,275,795

Total (Cost $2,053,778)		3,478,006

TOTAL COMMON STOCKS

(Cost $122,793,727)		138,065,433

REPURCHASE AGREEMENT – 2.2%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$3,126,087 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 07/31/24, valued at $3,193,064)

(Cost $3,126,000)		3,126,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.2%
Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2268%)

(Cost $4,584,805)		4,584,805

TOTAL INVESTMENTS – 102.8%

(Cost $130,504,532)		145,776,238

LIABILITIES LESS CASH AND OTHER ASSETS – (2.8)%		(4,003,736)

NET ASSETS – 100.0%		$141,772,502

48 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Micro-Cap Opportunity Fund
Common Stocks – 86.7%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.2%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.7%
Ooma [1]	22,073	$306,373

INTERACTIVE MEDIA & SERVICES - 0.5%
†EverQuote Cl. A [1]	22,000	91,960

Total (Cost $440,011)		398,333

CONSUMER DISCRETIONARY – 8.3%
AUTO COMPONENTS - 0.4%
†Horizon Global [1]	20,891	29,874
Shiloh Industries [1]	7,525	43,871

		73,745

DIVERSIFIED CONSUMER SERVICES - 1.6%
†Bridgepoint Education [1]	16,000	112,160
†K12 [1]	7,000	173,530

		285,690

HOTELS, RESTAURANTS & LEISURE - 0.4%
†Century Casinos [1]	10,000	73,900

HOUSEHOLD DURABLES - 4.1%
Beazer Homes USA [1]	22,040	208,939
†Libbey	36,600	142,008
New Home [1]	76,357	399,347

		750,294

MULTILINE RETAIL - 0.7%
Fred’s Cl. A [1]	65,000	122,850

SPECIALTY RETAIL - 0.2%
†MarineMax [1]	1,000	18,310
RTW Retailwinds [1]	8,565	24,239

		42,549

TEXTILES, APPAREL & LUXURY GOODS - 0.9%
Vince Holding [1]	18,053	168,435

Total (Cost $1,984,758)		1,517,463

CONSUMER STAPLES – 4.7%
BEVERAGES - 1.2%
†Eastside Distilling [1]	35,150	217,227

FOOD & STAPLES RETAILING - 1.4%
†Smart & Final Stores [1]	54,837	259,927

FOOD PRODUCTS - 1.1%
Landec Corporation [1]	16,028	189,772

PERSONAL PRODUCTS - 1.0%
†Avon Products [1]	122,500	186,200

Total (Cost $1,024,387)		853,126

ENERGY – 4.2%
ENERGY EQUIPMENT & SERVICES - 2.4%
Aspen Aerogels [1]	18,065	38,478
†Independence Contract Drilling [1]	61,125	190,710
Newpark Resources [1]	30,069	206,574

		435,762

OIL, GAS & CONSUMABLE FUELS - 1.8%
†Navigator Holdings [1]	35,084	329,790

Total (Cost $855,662)		765,552

FINANCIALS – 9.3%
BANKS - 3.6%
†Allegiance Bancshares [1]	500	16,185
Old Line Bancshares	16,522	434,859
TriState Capital Holdings [1]	10,041	195,398

		646,442

CAPITAL MARKETS - 1.5%
B. Riley Financial	19,028	270,198

INSURANCE - 3.3%
HCI Group	7,500	381,075
Heritage Insurance Holdings	15,000	220,800

		601,875

THRIFTS & MORTGAGE FINANCE - 0.9%
Axos Financial [1]	1,000	25,180
NMI Holdings Cl. A [1]	8,063	143,924

		169,104

Total (Cost $1,287,735)		1,687,619

HEALTH CARE – 12.9%
BIOTECHNOLOGY - 3.6%
†AMAG Pharmaceuticals [1]	16,500	250,635
CareDx [1]	16,041	403,271

		653,906

HEALTH CARE EQUIPMENT & SUPPLIES - 3.3%
GenMark Diagnostics [1]	45,000	218,700
Invacare Corporation	13,000	55,900
SeaSpine Holdings [1]	18,288	333,573

		608,173

HEALTH CARE PROVIDERS & SERVICES - 5.9%
†AAC Holdings [1]	47,030	65,842
BioScrip [1]	142,500	508,725
Civitas Solutions [1]	3,588	62,826
Fulgent Genetics [1]	37,061	117,483
Surgery Partners [1]	33,003	323,099

		1,077,975

HEALTH CARE TECHNOLOGY - 0.1%
Castlight Health Cl. B [1]	5,000	10,850

Total (Cost $2,012,463)		2,350,904

INDUSTRIALS – 14.9%
AEROSPACE & DEFENSE - 1.3%
Ducommun [1]	3,000	108,960
KEYW Holding Corporation [1]	9,045	60,511
Kratos Defense & Security Solutions [1]	5,000	70,450

		239,921

BUILDING PRODUCTS - 0.9%
PGT Innovations [1]	9,765	154,775

CONSTRUCTION & ENGINEERING - 3.4%
Ameresco Cl. A [1]	43,378	611,630

MACHINERY - 4.7%
Astec Industries	3,400	102,646
Commercial Vehicle Group [1]	19,270	109,839
Gencor Industries [1]	26,199	287,403
NN	19,905	133,562
Spartan Motors	30,531	220,739

		854,189

ROAD & RAIL - 1.4%
Celadon Group [1,3]	5,000	4,000
Covenant Transport Group Cl. A [1]	13,000	249,600

		253,600

TRADING COMPANIES & DISTRIBUTORS - 3.2%
†CAI International [1]	7,000	162,610
†General Finance [1]	42,025	424,873

		587,483

Total (Cost $2,111,792)		2,701,598

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 49

Schedules of Investments

Royce Micro-Cap Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY – 21.0%
COMMUNICATIONS EQUIPMENT - 3.1%
Aerohive Networks [1]	50,000	$163,000
Comtech Telecommunications	8,576	208,740
Quantenna Communications [1]	13,000	186,550

		558,290

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.8%
†Frequency Electronics [1]	12,500	132,500
KEMET Corporation	10,048	176,242
†LightPath Technologies Cl. A [1]	17,062	25,422

		334,164

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.4%
Alpha & Omega Semiconductor [1]	43,096	439,148
AXT [1]	65,023	282,850
FormFactor [1]	18,029	254,029
Kopin Corporation [1]	5,055	5,050
†M/A-COM Technology Solutions Holdings [1]	5,000	72,550
NeoPhotonics Corporation [1]	16,200	104,976
Rudolph Technologies [1]	9,048	185,213

		1,343,816

SOFTWARE - 6.4%
Amber Road [1]	43,534	358,285
eGain Corporation [1]	30,080	197,626
†Rubicon Project [1]	50,000	186,500
†SecureWorks Corporation Cl. A [1]	15,028	253,823
Telaria [1]	60,083	164,026

		1,160,260

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.3%
Avid Technology [1]	64,610	306,897
Intevac [1]	23,003	120,306

		427,203

Total (Cost $3,239,186)		3,823,733

MATERIALS – 8.4%
CHEMICALS - 3.2%
Intrepid Potash [1]	160,000	416,000
Kraton Corporation [1]	7,576	165,460

		581,460

CONSTRUCTION MATERIALS - 1.8%
Forterra [1]	90,000	338,400

METALS & MINING - 3.4%
†Ferroglobe	12,500	19,875
†Synalloy Corporation	21,090	349,883
Universal Stainless & Alloy Products [1]	15,080	244,447

		614,205

Total (Cost $1,593,033)		1,534,065

REAL ESTATE – 0.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.8%
Armada Hoffler Properties	10,063	141,486

Total (Cost $129,396)		141,486

TOTAL COMMON STOCKS

(Cost $14,678,423)		15,773,879

REPURCHASE AGREEMENT – 11.7%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$2,131,059 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 07/15/24, valued at $2,176,579)

(Cost $2,131,000)		2,131,000

TOTAL INVESTMENTS – 98.4%

(Cost $16,809,423)		17,904,879

CASH AND OTHER ASSETS LESS LIABILITIES – 1.6%		283,529

NET ASSETS – 100.0%		$18,188,408

50 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Opportunity Fund
Common Stocks – 95.3%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
Iridium Communications [1,2]	249,093	$4,595,766
Ooma [1]	168,805	2,343,013

		6,938,779

INTERACTIVE MEDIA & SERVICES - 0.1%
†EverQuote Cl. A [1,2]	207,100	865,678

MEDIA - 0.1%
McClatchy Company (The) Cl. A [1]	180,833	1,383,373

Total (Cost $9,682,498)		9,187,830

CONSUMER DISCRETIONARY – 11.8%
AUTO COMPONENTS - 2.4%
American Axle & Manufacturing Holdings [1]	298,245	3,310,520
Cooper Tire & Rubber	66,064	2,135,849
Dana	280,635	3,825,055
†Horizon Global [1,2]	427,600	611,468
Modine Manufacturing [1]	467,137	5,049,751
Tower International	116,804	2,779,935
VOXX International Cl. A [1]	713,570	2,825,737

		20,538,315

AUTOMOBILES - 0.3%
Winnebago Industries	125,400	3,035,934

DIVERSIFIED CONSUMER SERVICES - 0.8%
†frontdoor [1]	95,299	2,535,907
Houghton Mifflin Harcourt [1]	122,023	1,081,124
K12 [1]	141,594	3,510,115

		7,127,146

HOTELS, RESTAURANTS & LEISURE - 1.0%
Carrols Restaurant Group [1]	343,356	3,378,623
†Century Casinos [1]	129,940	960,257
El Pollo Loco Holdings [1]	295,806	4,487,377

		8,826,257

HOUSEHOLD DURABLES - 3.7%
Beazer Homes USA [1]	453,801	4,302,033
Dixie Group [1]	500,015	351,460
†LGI Homes [1,2]	99,000	4,476,780
Libbey	650,568	2,524,204
M.D.C. Holdings	207,208	5,824,617
M/I Homes [1]	182,048	3,826,649
New Home [1,2]	104,400	546,012
TRI Pointe Group [1,2]	167,006	1,825,376
†Tupperware Brands	193,500	6,108,795
William Lyon Homes Cl. A [1]	199,419	2,131,789

		31,917,715

INTERNET & DIRECT MARKETING RETAIL - 0.2%
Leaf Group [1]	250,872	1,718,473

MULTILINE RETAIL - 0.3%
Fred’s Cl. A [1]	706,725	1,335,710
Tuesday Morning [1]	591,141	1,004,940

		2,340,650

SPECIALTY RETAIL - 2.1%
American Eagle Outfitters	185,533	3,586,353
Ascena Retail Group [1]	377,687	947,995
Barnes & Noble	91,593	649,394
bebe stores [3]	92,090	607,794
Conn’s [1]	40,470	763,264
DSW Cl. A	147,516	3,643,645
Guess?	57,826	1,201,046
Lumber Liquidators Holdings [1,2]	250,000	2,380,000
MarineMax [1]	53,742	984,016
RTW Retailwinds [1,2]	734,423	2,078,417
Sears Hometown and Outlet Stores [1,2]	222,185	473,254
Stage Stores	798,833	591,137

		17,906,315

TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Fossil Group [1,2]	111,900	1,760,187
†Jerash Holdings (US)	45,900	268,515
Unifi [1]	243,154	5,553,637
Vince Holding [1]	159,654	1,489,572

		9,071,911

Total (Cost $111,919,900)		102,482,716

CONSUMER STAPLES – 1.7%
FOOD & STAPLES RETAILING - 0.6%
†Smart & Final Stores [1,2]	444,276	2,105,868
United Natural Foods [1]	279,854	2,963,654

		5,069,522

FOOD PRODUCTS - 0.8%
Landec Corporation [1]	442,802	5,242,776
SunOpta [1]	516,927	2,000,507

		7,243,283

PERSONAL PRODUCTS - 0.3%
†Avon Products [1]	1,931,906	2,936,497

Total (Cost $26,785,684)		15,249,302

ENERGY – 7.5%
ENERGY EQUIPMENT & SERVICES - 2.9%
†Archrock	10,100	75,649
Aspen Aerogels [1]	305,354	650,404
Independence Contract Drilling [1,2]	598,451	1,867,167
†KLX Energy Services Holdings [1,2]	161,226	3,780,749
†Mammoth Energy Services	104,612	1,880,924
Matrix Service [1]	175,187	3,142,855
Newpark Resources [1]	955,299	6,562,904
Patterson-UTI Energy	295,385	3,057,235
Ranger Energy Services Cl. A [1,2]	165,254	854,363
U.S. Silica Holdings	324,001	3,298,330

		25,170,580

OIL, GAS & CONSUMABLE FUELS - 4.6%
Ardmore Shipping [1]	586,399	2,738,483
†Baytex Energy [1]	276,200	486,112
Bonanza Creek Energy [1]	147,500	3,048,825
Dorian LPG [1,2]	772,224	4,502,066
GasLog	215,004	3,538,966
GasLog Partners L.P.	174,604	3,457,159
†HighPoint Resources [1,2]	355,775	885,880
Matador Resources [1]	263,383	4,090,338
†Navigator Holdings [1]	358,200	3,367,080
Scorpio Tankers	233,540	411,031
StealthGas [1]	495,417	1,367,351
†Talos Energy [1]	282,923	4,617,303
†Teekay LNG Partners L.P.	321,300	3,540,726
Whiting Petroleum [1]	160,268	3,636,481

		39,687,801

Total (Cost $96,166,948)		64,858,381

FINANCIALS – 7.8%
BANKS - 4.6%
†Allegiance Bancshares [1]	49,200	1,592,604

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 51

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
Boston Private Financial Holdings	188,234	$1,989,633
CenterState Bank	261,966	5,511,765
†First Foundation [1]	190,300	2,447,258
†Franklin Financial Network [1,2]	140,714	3,710,628
Guaranty Bancorp	80,967	1,680,065
Hilltop Holdings	332,399	5,926,674
Independent Bank Group	65,700	3,007,089
†Old Line Bancshares	65,393	1,721,144
†Renasant Corporation	50,200	1,515,036
†Seacoast Banking Corporation of Florida [1]	116,100	3,020,922
Southern National Bancorp of Virginia	197,890	2,616,106
Texas Capital Bancshares [1]	37,100	1,895,439
†TriState Capital Holdings [1]	45,920	893,603
Umpqua Holdings	149,282	2,373,584

		39,901,550

CAPITAL MARKETS - 0.3%
B. Riley Financial	194,989	2,768,844

INSURANCE - 1.6%
†HCI Group	79,146	4,021,408
Heritage Insurance Holdings	306,307	4,508,839
MBIA [1]	580,200	5,175,384

		13,705,631

THRIFTS & MORTGAGE FINANCE - 1.3%
Axos Financial [1,2]	28,200	710,076
MGIC Investment [1]	151,072	1,580,213
Radian Group	256,798	4,201,216
Walker & Dunlop	110,928	4,797,636

		11,289,141

Total (Cost $70,587,903)		67,665,166

HEALTH CARE – 7.3%
BIOTECHNOLOGY - 0.3%
†AMAG Pharmaceuticals [1]	165,700	2,516,983

HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
Accuray [1,2]	695,702	2,372,344
†Alphatec Holdings [1]	14,200	32,518
AngioDynamics [1]	310,212	6,244,567
Invacare Corporation	874,816	3,761,709
RTI Surgical [1]	397,128	1,469,374
†Varex Imaging [1]	146,100	3,459,648

		17,340,160

HEALTH CARE PROVIDERS & SERVICES - 3.5%
†AAC Holdings [1,2]	566,938	793,713
Acadia Healthcare Company [1,2]	182,379	4,688,964
Aceto Corporation	165,922	139,374
BioScrip [1]	770,345	2,750,132
Brookdale Senior Living [1]	543,009	3,638,160
Community Health Systems [1]	744,214	2,098,683
Cross Country Healthcare [1]	386,414	2,832,415
†Diplomat Pharmacy [1,2]	157,300	2,117,258
Owens & Minor	469,823	2,973,980
†R1 RCM [1]	228,318	1,815,128
†RadNet [1]	90,400	919,368
Select Medical Holdings [1]	131,400	2,016,990
Surgery Partners [1,2]	402,372	3,939,222

		30,723,387

HEALTH CARE TECHNOLOGY - 0.9%
Allscripts Healthcare Solutions [1]	636,104	6,132,043
†Castlight Health Cl. B [1]	413,097	896,420
†Evolent Health Cl. A [1]	14,100	281,295

		7,309,758

LIFE SCIENCES TOOLS & SERVICES - 0.1%
Cambrex Corporation [1]	24,400	921,344

PHARMACEUTICALS - 0.5%
Mallinckrodt [1]	286,996	4,534,537

Total (Cost $92,507,548)		63,346,169

INDUSTRIALS – 25.5%
AEROSPACE & DEFENSE - 3.4%
Aerojet Rocketdyne Holdings [1,2]	136,254	4,800,228
Ducommun [1]	48,305	1,754,438
Engility Holdings [1]	20,050	570,623
KEYW Holding Corporation [1]	585,729	3,918,527
Kratos Defense & Security Solutions [1]	595,417	8,389,426
Triumph Group	357,101	4,106,661
Wesco Aircraft Holdings [1]	768,018	6,067,342

		29,607,245

AIR FREIGHT & LOGISTICS - 0.6%
Atlas Air Worldwide Holdings [1,2]	115,404	4,868,895

AIRLINES - 0.2%
Hawaiian Holdings	57,800	1,526,498

BUILDING PRODUCTS - 2.9%
American Woodmark [1]	45,500	2,533,440
Apogee Enterprises	173,373	5,175,184
Builders FirstSource [1]	84,795	925,113
Griffon Corporation	399,923	4,179,195
Insteel Industries	123,111	2,989,135
NCI Building Systems [1]	277,218	2,009,831
PGT Innovations [1]	117,330	1,859,681
Quanex Building Products	331,288	4,502,204
†Resideo Technologies [1,2]	52,700	1,082,985

		25,256,768

COMMERCIAL SERVICES & SUPPLIES - 2.0%
Herman Miller	156,224	4,725,776
Interface	206,796	2,946,843
†Pitney Bowes	351,300	2,076,183
Steelcase Cl. A	139,001	2,061,385
Team [1]	355,986	5,215,195

		17,025,382

CONSTRUCTION & ENGINEERING - 3.2%
Aegion Corporation [1]	295,585	4,823,947
Ameresco Cl. A [1]	16,000	225,600
†Arcosa [1]	97,600	2,702,544
†Construction Partners Cl. A [1]	41,200	363,796
†Granite Construction	213,482	8,599,055
Great Lakes Dredge & Dock [1]	349,416	2,313,134
Northwest Pipe [1]	393,069	9,154,577

		28,182,653

ELECTRICAL EQUIPMENT - 0.2%
Babcock & Wilcox Enterprises [1,2]	1,044,781	407,882
Power Solutions International [1,3]	146,143	1,344,516

		1,752,398

MACHINERY - 9.2%
Astec Industries	216,835	6,546,249
Commercial Vehicle Group [1]	793,304	4,521,833
Federal Signal	135,774	2,701,903
FreightCar America [1]	508,487	3,401,778
Hurco Companies	111,397	3,976,873
52 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
Hyster-Yale Materials Handling Cl. A	100,706	$6,239,744
Meritor [1]	483,910	8,182,918
Milacron Holdings [1]	440,984	5,243,300
Mueller Industries	295,937	6,913,088
Mueller Water Products Cl. A	895,972	8,153,345
NN	651,986	4,374,826
†Park-Ohio Holdings	46,590	1,429,847
†REV Group	98,497	739,712
Spartan Motors	503,347	3,639,199
TriMas Corporation [1]	260,110	7,098,402
Trinity Industries	93,200	1,918,988
Wabash National	66,100	864,588
Westport Fuel Systems [1]	2,902,640	3,860,511

		79,807,104

MARINE - 0.6%
Diana Shipping [1]	581,977	1,850,687
†Eagle Bulk Shipping [1]	245,333	1,130,985
Scorpio Bulkers	381,959	2,112,233

		5,093,905

ROAD & RAIL - 0.5%
Celadon Group [1,3]	487,331	389,865
Hertz Global Holdings [1,2]	297,465	4,060,397

		4,450,262

TRADING COMPANIES & DISTRIBUTORS - 2.7%
†Air Lease Cl. A	157,500	4,758,075
CAI International [1,2]	216,116	5,020,375
Herc Holdings [1]	240,978	6,263,018
Textainer Group Holdings [1]	329,629	3,283,105
Univar [1,2]	255,652	4,535,266

		23,859,839

Total (Cost $241,698,100)		221,430,949

INFORMATION TECHNOLOGY – 24.0%
COMMUNICATIONS EQUIPMENT - 3.8%
Aerohive Networks [1]	666,834	2,173,879
Aviat Networks [1]	68,769	911,189
Ciena Corporation [1]	210,973	7,154,094
Comtech Telecommunications	364,185	8,864,263
Digi International [1]	35,600	359,204
EMCORE Corporation [1]	339,525	1,426,005
Finisar Corporation [1]	284,207	6,138,871
Harmonic [1]	455,682	2,150,819
PCTEL	77,291	331,578
Ribbon Communications [1]	792,085	3,817,850
Westell Technologies Cl. A [1]	8,250	15,593

		33,343,345

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.2%
Benchmark Electronics	41,733	883,905
†Coherent [1]	14,100	1,490,511
CUI Global [1]	493,857	607,444
Daktronics	73,815	546,231
Fabrinet [1]	113,105	5,803,418
Frequency Electronics [1]	205,932	2,182,879
Identiv [1]	516,371	1,858,936
II-VI [1]	125,568	4,075,937
KEMET Corporation	463,637	8,132,193
Knowles Corporation [1,2]	348,755	4,641,929
Maxwell Technologies [1]	478,173	989,818
Park Electrochemical	154,466	2,791,201
PCM [1]	221,313	3,897,322
Perceptron [1]	355,187	2,862,807
Sanmina Corporation [1]	133,534	3,212,828
SigmaTron International [1]	108,709	255,466
TTM Technologies [1]	269,857	2,625,709
Vishay Intertechnology	383,024	6,898,262

		53,756,796

IT SERVICES - 1.2%
Limelight Networks [1]	230,157	538,567
†Perspecta	306,900	5,284,818
Unisys Corporation [1]	432,482	5,029,766

		10,853,151

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.6%
Alpha & Omega Semiconductor [1,2]	583,134	5,942,135
†Amkor Technology [1,2]	62,200	408,032
Amtech Systems [1]	380,475	1,723,552
AXT [1]	609,491	2,651,286
Brooks Automation	89,620	2,346,252
Cohu	101,276	1,627,505
Cypress Semiconductor	411,861	5,238,872
FormFactor [1]	394,984	5,565,324
Ichor Holdings [1,2]	216,400	3,527,320
Kopin Corporation [1]	931,320	930,389
Kulicke & Soffa Industries	254,560	5,159,931
†M/A-COM Technology Solutions Holdings [1,2]	405,605	5,885,328
MaxLinear [1]	214,971	3,783,490
Nanometrics [1]	43,812	1,197,382
NeoPhotonics Corporation [1]	756,961	4,905,107
Rudolph Technologies [1]	165,565	3,389,115
†Synaptics [1]	185,495	6,902,269
Ultra Clean Holdings [1]	207,427	1,756,907
Veeco Instruments [1,2]	397,187	2,943,156

		65,883,352

SOFTWARE - 2.3%
A10 Networks [1]	417,706	2,606,486
Amber Road [1]	346,817	2,854,304
†Avaya Holdings [1]	366,454	5,335,570
†ImageWare Systems [1,2,3]	114,000	98,040
Rubicon Project [1]	545,366	2,034,215
†SecureWorks Corporation Cl. A [1,2]	282,200	4,766,358
Telaria [1]	822,584	2,245,654

		19,940,627

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.9%
Avid Technology [1]	645,181	3,064,610
Cray [1]	373,144	8,056,179
Intevac [1]	600,727	3,141,802
†NCR Corporation [1]	189,700	4,378,276
Stratasys [1,2]	203,026	3,656,498
3D Systems [1]	300,962	3,060,784

		25,358,149

Total (Cost $199,715,607)		209,135,420

MATERIALS – 8.1%
CHEMICALS - 2.1%
Ferro Corporation [1]	362,284	5,680,613
Huntsman Corporation	130,800	2,523,132
Intrepid Potash [1]	811,600	2,110,160
Kraton Corporation [1]	227,269	4,963,555
†LSB Industries [1]	140,700	776,664

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 53

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
CHEMICALS (continued)
Olin Corporation	93,900	$1,888,329
†Tronox Cl. A	24,100	187,498

		18,129,951

CONSTRUCTION MATERIALS - 0.4%
Forterra [1,2]	853,237	3,208,171

METALS & MINING - 5.6%
AK Steel Holding Corporation [1]	518,685	1,167,041
Allegheny Technologies [1]	320,514	6,977,590
Carpenter Technology	234,112	8,336,728
Century Aluminum [1]	186,560	1,363,754
Cleveland-Cliffs [1]	489,752	3,766,193
Coeur Mining [1]	112,273	501,860
Commercial Metals	439,309	7,037,730
†Ferroglobe	308,400	490,356
Haynes International	256,925	6,782,820
Hecla Mining	466,448	1,100,817
Noranda Aluminum Holding Corporation [1,3]	488,157	4,882
Synalloy Corporation	271,089	4,497,367
TimkenSteel Corporation [1]	451,066	3,942,317
Universal Stainless & Alloy Products [1]	179,461	2,909,063

		48,878,518

Total (Cost $76,082,058)		70,216,640

REAL ESTATE – 0.3%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
†CatchMark Timber Trust Cl. A	65,500	465,050

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Tejon Ranch [1]	140,506	2,329,589

Total (Cost $3,624,617)		2,794,639

UTILITIES – 0.3%
WATER UTILITIES - 0.3%
Pure Cycle [1]	235,558	2,339,091

Total (Cost $984,632)		2,339,091

TOTAL COMMON STOCKS

(Cost $929,755,495)		828,706,303

REPURCHASE AGREEMENT – 5.1%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$44,052,224 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 07/31/24, valued at $44,934,132)

(Cost $44,051,000)		44,051,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2268%)

(Cost $20,077,125)		20,077,125

TOTAL INVESTMENTS – 102.7%

(Cost $993,883,620)		892,834,428

LIABILITIES LESS CASH AND OTHER ASSETS – (2.7)%		(23,605,896)

NET ASSETS – 100.0%		$869,228,532

Royce Pennsylvania Mutual Fund
Common Stocks – 98.8%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.4%
MEDIA - 1.4%
comScore [1,2]	522,674	$7,542,186
Liberty Latin America Cl. C [1]	232,593	3,388,880
Meredith Corporation	151,841	7,886,622
Saga Communications Cl. A	116,258	3,863,253

Total (Cost $28,450,440)		22,680,941

CONSUMER DISCRETIONARY – 7.7%
AUTO COMPONENTS - 2.7%
†Cooper-Standard Holdings [1]	82,087	5,099,244
Dorman Products [1]	118,473	10,664,940
Gentex Corporation	295,805	5,978,219
LCI Industries	94,803	6,332,840
Standard Motor Products	106,756	5,170,193
Stoneridge [1]	220,093	5,425,293
†Visteon Corporation [1]	54,397	3,279,051

		41,949,780

AUTOMOBILES - 0.3%
Thor Industries	32,896	1,710,592
Winnebago Industries	158,610	3,839,948

		5,550,540

DISTRIBUTORS - 0.4%
Core-Mark Holding Company	57,395	1,334,434
Weyco Group	199,832	5,829,099

		7,163,533

HOTELS, RESTAURANTS & LEISURE - 0.8%
†Hilton Grand Vacations [1,2]	245,368	6,475,262
Lindblad Expeditions Holdings [1]	367,713	4,949,417
†Red Lion Hotels [1,2]	93,171	764,002

		12,188,681

HOUSEHOLD DURABLES - 0.2%
La-Z-Boy	121,221	3,359,034

INTERNET & DIRECT MARKETING RETAIL - 0.4%
Etsy [1]	68,489	3,258,022
†Waitr Holdings Cl. A [1,2]	126,859	1,414,478
†zooplus [1]	12,983	1,768,669

		6,441,169

LEISURE PRODUCTS - 0.3%
MasterCraft Boat Holdings [1]	161,714	3,024,052
Nautilus [1]	96,465	1,051,468

		4,075,520

SPECIALTY RETAIL - 2.3%
American Eagle Outfitters	128,013	2,474,491
America’s Car-Mart [1]	109,064	7,901,687
Barnes & Noble	75,187	533,076
Caleres	58,769	1,635,541
†Camping World Holdings Cl. A	544,376	6,243,993
DSW Cl. A	96,594	2,385,872
Monro	163,723	11,255,956
Shoe Carnival	101,806	3,411,519

		35,842,135

TEXTILES, APPAREL & LUXURY GOODS - 0.3%
Steven Madden	58,806	1,779,470
Wolverine World Wide	80,800	2,576,712

		4,356,182

Total (Cost $86,379,191)		120,926,574

CONSUMER STAPLES – 1.4%
FOOD PRODUCTS - 0.6%
Cal-Maine Foods	53,112	2,246,638

54 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
FOOD PRODUCTS (continued)
Farmer Bros. [1]	52,408	$1,222,679
John B. Sanfilippo & Son	20,126	1,120,213
Nomad Foods [1,2]	139,773	2,337,004
Seneca Foods Cl. A [1]	105,072	2,965,132
Seneca Foods Cl. B [1]	6,292	177,497

		10,069,163

PERSONAL PRODUCTS - 0.8%
Inter Parfums	191,012	12,524,657

Total (Cost $10,549,664)		22,593,820

ENERGY – 3.8%
ENERGY EQUIPMENT & SERVICES - 3.7%
Era Group [1]	532,774	4,656,445
Forum Energy Technologies [1,2]	134,485	555,423
Helmerich & Payne	81,880	3,925,327
Natural Gas Services Group [1]	48,162	791,783
Pason Systems	1,040,509	13,940,016
RPC	260,074	2,566,931
SEACOR Holdings [1]	510,007	18,870,259
SEACOR Marine Holdings [1,2]	481,549	5,663,016
TGS-NOPEC Geophysical	335,320	8,097,475
Unit Corporation [1]	8,950	127,806

		59,194,481

OIL, GAS & CONSUMABLE FUELS - 0.1%
San Juan Basin Royalty Trust	181,003	868,814

Total (Cost $54,788,424)		60,063,295

FINANCIALS – 16.7%
BANKS - 5.3%
Ames National	35,783	909,604
Bar Harbor Bankshares	48,324	1,083,907
BOK Financial	140,934	10,334,690
Camden National	112,400	4,043,028
City Holding Company	45,154	3,051,959
CNB Financial	195,735	4,492,118
†Financial Institutions	29,373	754,886
First Citizens BancShares Cl. A	65,446	24,676,414
Landmark Bancorp	23,150	530,251
MidWestOne Financial Group	156,172	3,877,751
National Bankshares	89,855	3,273,418
Northrim BanCorp	86,512	2,843,649
Popular	205,102	9,684,916
†TriState Capital Holdings [1]	97,584	1,898,985
Unity Bancorp	51,875	1,076,925
Webster Financial	223,305	11,006,704

		83,539,205

CAPITAL MARKETS - 6.3%
Ares Management	811,281	14,424,576
Artisan Partners Asset Management Cl. A	256,133	5,663,101
†B. Riley Financial	59,917	850,821
Cohen & Steers	7,393	253,728
Diamond Hill Investment Group	51,918	7,759,145
Houlihan Lokey Cl. A	310,119	11,412,379
Lazard Cl. A	156,565	5,778,814
Moelis & Company Cl. A	93,720	3,222,094
Morningstar	92,494	10,159,541
Oaktree Capital Group LLC Cl. A	214,946	8,544,104
Pzena Investment Management Cl. A	66,146	572,163
Reinet Investments DR	116,469	1,768,386
Rothschild & Co	101,069	3,572,423
SEI Investments	154,476	7,136,791
Sprott	1,716,948	3,232,168
Virtu Financial Cl. A	562,354	14,486,239
Westwood Holdings Group	24,434	830,756

		99,667,229

INSURANCE - 3.0%
Ambac Financial Group [1]	38,442	662,740
E-L Financial	32,356	17,443,610
James River Group Holdings	85,836	3,136,448
Kingstone Companies	98,785	1,747,507
MBIA [1]	692,387	6,176,092
ProAssurance Corporation	261,613	10,611,023
RLI Corp.	65,108	4,491,801
†Trupanion [1,2]	141,592	3,604,932

		47,874,153

INVESTMENT COMPANIES - 0.1%
Social Capital Hedosophia Holdings (Units) [1]	177,515	1,815,978

THRIFTS & MORTGAGE FINANCE - 2.0%
Axos Financial [1,2]	167,208	4,210,297
Genworth MI Canada	552,769	16,276,966
Southern Missouri Bancorp	31,803	1,078,122
Timberland Bancorp	96,333	2,148,226
TrustCo Bank Corp. NY	693,322	4,756,189
†WSFS Financial	83,500	3,165,485

		31,635,285

Total (Cost $234,801,491)		264,531,850

HEALTH CARE – 7.2%
BIOTECHNOLOGY - 0.2%
AMAG Pharmaceuticals [1]	83,536	1,268,911
Progenics Pharmaceuticals [1]	275,365	1,156,533
Zealand Pharma [1]	101,722	1,286,257

		3,711,701

HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
AtriCure [1]	123,833	3,789,290
Atrion Corporation	8,592	6,367,359
†Cardiovascular Systems [1]	34,844	992,706
CryoLife [1]	68,108	1,932,905
Hill-Rom Holdings	45,811	4,056,564
Lantheus Holdings [1,2]	118,832	1,859,721
†LeMaitre Vascular	75,978	1,796,120
Merit Medical Systems [1]	198,088	11,055,291

		31,849,956

HEALTH CARE PROVIDERS & SERVICES - 2.4%
AMN Healthcare Services [1,2]	93,330	5,288,078
Encompass Health	125,485	7,742,424
Ensign Group (The)	29,764	1,154,546
HealthEquity [1]	42,628	2,542,760
National Research	136,613	5,210,420
Tivity Health [1,2]	74,749	1,854,523
U.S. Physical Therapy	133,872	13,701,799

		37,494,550

HEALTH CARE TECHNOLOGY - 1.0%
Medidata Solutions [1]	230,671	15,551,839

LIFE SCIENCES TOOLS & SERVICES - 1.6%
Bio-Rad Laboratories Cl. A [1]	25,953	6,026,806
Bio-Techne	79,397	11,490,334
ICON [1]	31,848	4,115,080

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 55

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
LIFE SCIENCES TOOLS & SERVICES (continued)
†NeoGenomics [1]	52,403	$660,802
†Quanterix Corporation [1,2]	158,379	2,899,919

		25,192,941

Total (Cost $63,419,874)		113,800,987

INDUSTRIALS – 26.9%
AEROSPACE & DEFENSE - 1.9%
HEICO Corporation	261,065	20,227,316
HEICO Corporation Cl. A	142,534	8,979,642
†Magellan Aerospace	70,271	771,066

		29,978,024

AIR FREIGHT & LOGISTICS - 0.8%
Forward Air	157,115	8,617,758
Hub Group Cl. A [1]	113,964	4,224,645

		12,842,403

AIRLINES - 0.6%
Allegiant Travel	18,845	1,888,646
Hawaiian Holdings	238,754	6,305,493
Spirit Airlines [1,2]	26,730	1,548,202

		9,742,341

BUILDING PRODUCTS - 0.9%
Apogee Enterprises	210,137	6,272,589
Gibraltar Industries [1]	144,789	5,153,041
Simpson Manufacturing	53,000	2,868,890

		14,294,520

COMMERCIAL SERVICES & SUPPLIES - 2.2%
Healthcare Services Group	164,656	6,615,878
Heritage-Crystal Clean [1]	167,241	3,848,215
Kimball International Cl. B	483,857	6,865,931
Mobile Mini	154,633	4,909,598
PICO Holdings [1]	326,703	2,986,065
Ritchie Bros. Auctioneers	39,233	1,283,704
Team [1]	141,510	2,073,121
UniFirst Corporation	31,208	4,464,929
Viad Corporation	20,864	1,045,078

		34,092,519

CONSTRUCTION & ENGINEERING - 2.1%
†Arcosa [1]	395,838	10,960,754
KBR	470,489	7,142,023
Valmont Industries	132,101	14,656,606

		32,759,383

ELECTRICAL EQUIPMENT - 1.3%
Encore Wire	144,259	7,238,917
Preformed Line Products	233,761	12,681,534

		19,920,451

INDUSTRIAL CONGLOMERATES - 1.3%
Raven Industries	564,110	20,415,141

MACHINERY - 9.5%
Alamo Group	38,956	3,012,078
CIRCOR International [1]	344,615	7,340,299
Colfax Corporation [1,2]	113,964	2,381,848
Franklin Electric	225,023	9,648,986
Graco	185,633	7,768,741
Graham Corporation	44,465	1,015,581
Greenbrier Companies (The)	85,446	3,378,535
John Bean Technologies	134,682	9,671,514
Kadant	114,206	9,303,221
†Kornit Digital [1,2]	59,526	1,114,327
Lincoln Electric Holdings	112,290	8,854,066
Lindsay Corporation	119,403	11,492,539
Lydall [1]	30,728	624,086
†Meritor [1]	681,049	11,516,539
Miller Industries	218,218	5,891,886
Nordson Corporation	68,760	8,206,506
RBC Bearings [1]	60,338	7,910,312
Sun Hydraulics	619,964	20,576,605
Tennant Company	240,474	12,531,100
Wabash National	627,668	8,209,897

		150,448,666

MARINE - 1.2%
Clarkson	405,000	9,808,045
Eagle Bulk Shipping [1]	279,836	1,290,044
Kirby Corporation [1]	112,933	7,607,167

		18,705,256

PROFESSIONAL SERVICES - 1.7%
Exponent	194,349	9,855,438
GP Strategies [1]	80,727	1,017,967
Heidrick & Struggles International	125,928	3,927,694
Kforce	91,376	2,825,346
Korn Ferry	78,443	3,101,636
ManpowerGroup	76,110	4,931,928
Resources Connection	42,928	609,578
TrueBlue [1]	59,734	1,329,082

		27,598,669

ROAD & RAIL - 1.8%
Landstar System	156,307	14,953,891
Saia [1]	63,017	3,517,609
Universal Logistics Holdings	482,495	8,728,334
Werner Enterprises	34,496	1,019,012

		28,218,846

TRADING COMPANIES & DISTRIBUTORS - 1.6%
Air Lease Cl. A	466,067	14,079,884
Applied Industrial Technologies	128,116	6,910,577
Richelieu Hardware	245,741	4,084,283

		25,074,744

Total (Cost $301,389,787)		424,090,963

INFORMATION TECHNOLOGY – 21.0%
COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN	54,205	582,161
Digi International [1]	297,575	3,002,532

		3,584,693

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 11.2%
Badger Meter	280,426	13,799,763
Benchmark Electronics	344,222	7,290,622
Celestica [1]	676,039	5,928,862
Cognex Corporation	157,547	6,092,342
Coherent [1]	51,018	5,393,113
Dolby Laboratories Cl. A	95,028	5,876,532
Electro Scientific Industries [1]	140,993	4,224,150
Fabrinet [1]	156,170	8,013,083
FARO Technologies [1]	299,843	12,185,620
FLIR Systems	756,241	32,926,733
HollySys Automation Technologies	71,900	1,258,969
Insight Enterprises [1]	191,368	7,798,246
IPG Photonics [1]	58,063	6,577,957
†Kimball Electronics [1]	182,454	2,826,212
Mesa Laboratories	46,004	9,586,774

56 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
Methode Electronics	7,575	$176,422
MTS Systems	57,688	2,315,019
National Instruments	312,534	14,182,793
†nLIGHT [1,2]	483,043	8,588,505
PC Connection	321,859	9,568,868
Richardson Electronics	137,743	1,196,987
Sanmina Corporation [1]	146,413	3,522,697
Vishay Intertechnology	420,445	7,572,214

		176,902,483

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%
Advanced Energy Industries [1]	234,360	10,061,075
Brooks Automation	391,252	10,242,977
Cabot Microelectronics	97,841	9,329,139
Cirrus Logic [1]	312,010	10,352,492
Cohu	260,085	4,179,566
Diodes [1]	196,302	6,332,703
Entegris	241,599	6,739,404
FormFactor [1]	203,270	2,864,074
Kulicke & Soffa Industries	529,268	10,728,262
MKS Instruments	213,092	13,767,874
Nanometrics [1]	65,370	1,786,562
†Nova Measuring Instruments [1,2]	48,304	1,100,365
Photronics [1]	154,371	1,494,311
Silicon Motion Technology ADR	146,739	5,062,496
Ultra Clean Holdings [1]	88,433	749,028
†Versum Materials	121,099	3,356,864

		98,147,192

SOFTWARE - 3.2%
ACI Worldwide [1]	379,964	10,513,604
†Altair Engineering Cl. A [1]	62,154	1,714,207
Amber Road [1]	119,809	986,028
†Box Cl. A [1]	180,531	3,047,363
†Descartes Systems Group (The) [1]	97,462	2,578,845
†Everbridge [1,2]	50,744	2,880,230
Fair Isaac [1]	48,464	9,062,768
†Five9 [1,2]	76,116	3,327,792
j2 Global	63,369	4,396,541
Manhattan Associates [1]	67,517	2,860,695
QAD Cl. A	43,477	1,709,951
†Qualys [1]	23,500	1,756,390
TiVo	254,622	2,395,993
†Upland Software [1,2]	89,179	2,423,885
Varonis Systems [1]	4,727	250,058

		49,904,350

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
Cray [1]	123,702	2,670,726

Total (Cost $261,411,950)		331,209,444

MATERIALS – 9.4%
CHEMICALS - 5.1%
Balchem Corporation	144,988	11,359,810
Chase Corporation	33,780	3,379,689
FutureFuel Corporation	567,519	9,000,851
Ingevity Corporation [1]	83,197	6,962,757
Innospec	81,901	5,058,206
Minerals Technologies	233,415	11,983,526
Platform Specialty Products [1]	907,638	9,375,900
Quaker Chemical	131,201	23,315,730

		80,436,469

CONSTRUCTION MATERIALS - 0.1%
†Imerys	40,000	1,923,943

CONTAINERS & PACKAGING - 0.6%
AptarGroup	99,439	9,354,227

METALS & MINING - 2.5%
†Alamos Gold Cl. A	2,113,448	7,601,106
Commercial Metals	39,034	625,325
Franco-Nevada Corporation	93,216	6,540,967
Haynes International	37,643	993,775
Hecla Mining	151,513	357,571
IAMGOLD Corporation [1]	800,000	2,944,000
Major Drilling Group International [1]	913,761	3,078,890
Pretium Resources [1]	89,701	760,211
Reliance Steel & Aluminum	141,198	10,049,061
Worthington Industries	198,086	6,901,316

		39,852,222

PAPER & FOREST PRODUCTS - 1.1%
Stella-Jones	569,501	16,523,539

Total (Cost $98,074,631)		148,090,400

REAL ESTATE – 3.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.3%
FRP Holdings [1]	322,003	14,815,358
Kennedy-Wilson Holdings	543,368	9,872,996
Marcus & Millichap [1]	432,786	14,857,543
St. Joe Company (The) [1]	248,863	3,277,526
Tejon Ranch [1]	598,465	9,922,550

Total (Cost $49,470,265)		52,745,973

TOTAL COMMON STOCKS

(Cost $1,188,735,717)		1,560,734,247

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.7%
Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2268%)

(Cost $11,147,862)		11,147,862

TOTAL INVESTMENTS – 99.5%

(Cost $1,199,883,579)		1,571,882,109

CASH AND OTHER ASSETS LESS LIABILITIES – 0.5%		7,202,053

NET ASSETS – 100.0%		$1,579,084,162

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 57

Schedules of Investments

Royce Premier Fund
Common Stocks – 98.3%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 9.8%
AUTO COMPONENTS - 4.2%
Dorman Products [1]	512,103	$46,099,512
†LCI Industries	352,740	23,563,032

		69,662,544

AUTOMOBILES - 0.6%
Thor Industries	182,382	9,483,864

DISTRIBUTORS - 1.4%
Pool Corporation	155,376	23,096,643

DIVERSIFIED CONSUMER SERVICES - 0.8%
Sotheby’s [1]	364,242	14,474,977

TEXTILES, APPAREL & LUXURY GOODS - 2.8%
Columbia Sportswear	260,416	21,898,381
Wolverine World Wide	774,359	24,694,309

		46,592,690

Total (Cost $83,529,580)		163,310,718

CONSUMER STAPLES – 2.8%
FOOD PRODUCTS - 2.8%
Cal-Maine Foods	722,552	30,563,950
Sanderson Farms	160,946	15,980,328

Total (Cost $28,652,468)		46,544,278

ENERGY – 3.6%
ENERGY EQUIPMENT & SERVICES - 3.6%
Pason Systems	2,695,145	36,107,678
SEACOR Holdings [1]	629,035	23,274,295

Total (Cost $62,415,037)		59,381,973

FINANCIALS – 15.1%
CAPITAL MARKETS - 9.5%
Ares Management	2,487,021	44,219,233
Ashmore Group	9,745,000	45,411,084
Lazard Cl. A	559,716	20,659,118
Morningstar	344,447	37,834,058
TMX Group	203,694	10,553,235

		158,676,728

INSURANCE - 3.6%
Alleghany Corporation	68,135	42,469,908
ProAssurance Corporation	447,565	18,153,237

		60,623,145

THRIFTS & MORTGAGE FINANCE - 2.0%
Genworth MI Canada	1,138,465	33,523,508

Total (Cost $169,559,907)		252,823,381

HEALTH CARE – 4.1%
HEALTH CARE TECHNOLOGY - 2.8%
Medidata Solutions [1]	676,646	45,619,473

LIFE SCIENCES TOOLS & SERVICES - 1.3%
Bio-Techne	153,253	22,178,774

Total (Cost $60,035,202)		67,798,247

INDUSTRIALS – 34.6%
AIR FREIGHT & LOGISTICS - 2.0%
Forward Air	602,149	33,027,873

BUILDING PRODUCTS - 1.7%
Simpson Manufacturing	527,195	28,537,065

COMMERCIAL SERVICES & SUPPLIES - 1.8%
Ritchie Bros. Auctioneers	916,109	29,975,086

CONSTRUCTION & ENGINEERING - 2.5%
Valmont Industries	373,985	41,493,636

MACHINERY - 16.5%
CIRCOR International [1,5]	1,024,687	21,825,833
Franklin Electric	261,983	11,233,831
†John Bean Technologies	438,523	31,490,337
Kadant	157,444	12,825,388
Lincoln Electric Holdings	712,017	56,142,540
Lindsay Corporation	484,370	46,620,612
RBC Bearings [1]	159,905	20,963,546
Sun Hydraulics	805,072	26,720,340
Woodward	644,686	47,893,723

		275,716,150

MARINE - 4.6%
Clarkson	603,206	14,608,078
Kirby Corporation [1]	930,238	62,660,832

		77,268,910

ROAD & RAIL - 2.7%
Landstar System	460,540	44,059,862

TRADING COMPANIES & DISTRIBUTORS - 2.8%
Air Lease Cl. A	1,552,579	46,903,412

Total (Cost $395,135,222)		576,981,994

INFORMATION TECHNOLOGY – 17.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.2%
Anixter International [1]	231,882	12,593,511
Cognex Corporation	608,494	23,530,463
†Coherent [1]	326,645	34,529,643
IPG Photonics [1]	114,024	12,917,779
National Instruments	1,156,800	52,495,584

		136,066,980

IT SERVICES - 1.1%
Jack Henry & Associates	149,663	18,935,363

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Cabot Microelectronics	323,583	30,853,639
MKS Instruments	568,769	36,748,165

		67,601,804

SOFTWARE - 4.6%
Fair Isaac [1]	231,211	43,236,457
Manhattan Associates [1]	797,114	33,773,720

		77,010,177

Total (Cost $156,373,621)		299,614,324

MATERIALS – 8.9%
CHEMICALS - 5.4%
Chase Corporation	45,428	4,545,071
Minerals Technologies	557,585	28,626,414
†Platform Specialty Products [1]	674,237	6,964,868
Quaker Chemical	217,379	38,630,422
Westlake Chemical	182,244	12,059,086

		90,825,861

METALS & MINING - 2.0%
Reliance Steel & Aluminum	463,028	32,953,703

PAPER & FOREST PRODUCTS - 1.5%
Stella-Jones	869,740	25,234,692

Total (Cost $114,325,514)		149,014,256

58 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Premier Fund (continued)

	SHARES	VALUE

REAL ESTATE – 1.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
Kennedy-Wilson Holdings	1,354,242	$24,606,577

Total (Cost $26,124,382)		24,606,577

TOTAL COMMON STOCKS

(Cost $1,096,150,933)		1,640,075,748

REPURCHASE AGREEMENT – 0.0%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$484,013 (collateralized by obligations of various U.S. Government Agencies, 0.125% due
04/15/20, valued at $495,958)

(Cost $484,000)		484,000

TOTAL INVESTMENTS – 98.3%

(Cost $1,096,634,933)		1,640,559,748

CASH AND OTHER ASSETS LESS LIABILITIES – 1.7%		28,924,856

NET ASSETS – 100.0%		$1,669,484,604

Royce Small-Cap Leaders Fund
Common Stocks – 92.6%

	SHARES	VALUE

COMMUNICATION SERVICES – 0.7%
MEDIA - 0.7%
E.W. Scripps Company Cl. A	25,690	$404,104

Total (Cost $329,340)		404,104

CONSUMER DISCRETIONARY – 11.0%
AUTO COMPONENTS - 4.7%
Gentex Corporation	21,234	429,139
LCI Industries	14,532	970,738
†Standard Motor Products	6,100	295,423
†Stoneridge [1]	14,100	347,565
†Visteon Corporation [1]	8,700	524,436

		2,567,301

HOTELS, RESTAURANTS & LEISURE - 1.2%
†Century Casinos [1]	89,900	664,361

HOUSEHOLD DURABLES - 0.5%
Ethan Allen Interiors	15,500	272,645

LEISURE PRODUCTS - 1.0%
MasterCraft Boat Holdings [1]	29,000	542,300

SPECIALTY RETAIL - 2.2%
Caleres	27,400	762,542
†Monro	6,700	460,625

		1,223,167

TEXTILES, APPAREL & LUXURY GOODS - 1.4%
Movado Group	20,200	638,724
†Wolverine World Wide	5,000	159,450

		798,174

Total (Cost $5,240,632)		6,067,948

CONSUMER STAPLES – 4.9%
FOOD PRODUCTS - 2.3%
Cal-Maine Foods	8,158	345,084
Industrias Bachoco ADR	7,700	304,612
Tootsie Roll Industries	18,300	611,220

		1,260,916

PERSONAL PRODUCTS - 2.6%
Inter Parfums	22,130	1,451,064

Total (Cost $1,718,903)		2,711,980

ENERGY – 3.6%
ENERGY EQUIPMENT & SERVICES - 3.6%
Oil States International [1]	23,440	334,723
Pason Systems	69,340	928,969
TGS-NOPEC Geophysical	29,550	713,588

Total (Cost $1,573,314)		1,977,280

FINANCIALS – 13.5%
CAPITAL MARKETS - 7.2%
Artisan Partners Asset Management Cl. A	56,400	1,247,004
Federated Investors Cl. B	13,660	362,673
Houlihan Lokey Cl. A	36,200	1,332,160
Lazard Cl. A	28,470	1,050,827

		3,992,664

INSURANCE - 3.2%
†ProAssurance Corporation	16,500	669,240
RLI Corp.	15,900	1,096,941

		1,766,181

THRIFTS & MORTGAGE FINANCE - 3.1%
Genworth MI Canada	58,760	1,730,261

Total (Cost $6,300,570)		7,489,106

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 59

Schedules of Investments

Royce Small-Cap Leaders Fund (continued)

	SHARES	VALUE

HEALTH CARE – 3.3%
BIOTECHNOLOGY - 0.1%
Eagle Pharmaceuticals [1,2]	1,700	$68,493

HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
Lantheus Holdings [1]	27,100	424,115

HEALTH CARE PROVIDERS & SERVICES - 0.7%
AMN Healthcare Services [1]	7,000	396,620

LIFE SCIENCES TOOLS & SERVICES - 1.7%
Bio-Techne	6,394	925,340

Total (Cost $1,201,865)		1,814,568

INDUSTRIALS – 28.9%
BUILDING PRODUCTS - 3.2%
Apogee Enterprises	23,100	689,535
†Gibraltar Industries [1]	23,100	822,129
Simpson Manufacturing	4,820	260,906

		1,772,570

COMMERCIAL SERVICES & SUPPLIES - 4.1%
Kimball International Cl. B	44,230	627,624
PICO Holdings [1]	33,900	309,846
Ritchie Bros. Auctioneers	6,700	219,224
Steelcase Cl. A	18,800	278,804
UniFirst Corporation	5,600	801,192

		2,236,690

CONSTRUCTION & ENGINEERING - 4.7%
†Arcosa [1]	35,500	982,995
Comfort Systems USA	7,900	345,072
†Sterling Construction [1]	60,500	658,845
Valmont Industries	5,495	609,670

		2,596,582

ELECTRICAL EQUIPMENT - 1.0%
EnerSys	7,300	566,553

MACHINERY - 12.3%
CIRCOR International [1]	28,620	609,606
Greenbrier Companies (The)	33,600	1,328,544
John Bean Technologies	13,099	940,639
Kadant	13,060	1,063,868
†Meritor [1]	93,300	1,577,703
RBC Bearings [1]	980	128,478
Sun Hydraulics	10,500	348,495
Wabash National	59,800	782,184

		6,779,517

PROFESSIONAL SERVICES - 0.9%
Heidrick & Struggles International	16,300	508,397

ROAD & RAIL - 2.7%
Landstar System	9,620	920,346
Saia [1]	10,220	570,480

		1,490,826

Total (Cost $15,981,230)		15,951,135

INFORMATION TECHNOLOGY – 17.7%
COMMUNICATIONS EQUIPMENT - 0.7%
NetScout Systems [1,2]	17,200	406,436

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.2%
Coherent [1]	5,300	560,263
†Electro Scientific Industries [1]	11,500	344,540
Fabrinet [1]	5,400	277,074
FARO Technologies [1]	9,260	376,326
Kimball Electronics [1]	58,456	905,484
†nLIGHT [1]	25,500	453,390
Vishay Intertechnology	31,700	570,917
†Vishay Precision Group [1]	16,100	486,703

		3,974,697

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.7%
Advanced Energy Industries [1]	20,800	892,944
Cabot Microelectronics	5,636	537,393
Cohu	38,260	614,838
Kulicke & Soffa Industries	22,400	454,048
MKS Instruments	5,645	364,723
Nanometrics [1]	14,838	405,523
†Nova Measuring Instruments [1]	16,400	373,592
Rudolph Technologies [1]	8,100	165,807
Silicon Motion Technology ADR	12,200	420,900

		4,229,768

SOFTWARE - 2.1%
j2 Global	16,724	1,160,311

Total (Cost $9,300,886)		9,771,212

MATERIALS – 3.7%
CHEMICALS - 2.5%
Minerals Technologies	26,856	1,378,787

PAPER & FOREST PRODUCTS - 1.2%
Stella-Jones	22,400	649,915

Total (Cost $2,114,802)		2,028,702

REAL ESTATE – 5.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.3%
†Kennedy-Wilson Holdings	66,100	1,201,037
Marcus & Millichap [1]	50,110	1,720,276

Total (Cost $2,358,285)		2,921,313

TOTAL COMMON STOCKS

(Cost $46,119,827)		51,137,348

REPURCHASE AGREEMENT – 8.2%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$4,528,126 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 07/15/24, valued at $4,623,319)

(Cost $4,528,000)		4,528,000

TOTAL INVESTMENTS – 100.8%

(Cost $50,647,827)		55,665,348

LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%		(429,455)

NET ASSETS – 100.0%		$55,235,893

60 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Small-Cap Value Fund
Common Stocks – 97.8%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.8%
MEDIA - 1.8%
Saga Communications Cl. A	98,617	$3,277,043

Total (Cost $4,344,496)		3,277,043

CONSUMER DISCRETIONARY – 13.9%
AUTO COMPONENTS - 5.5%
†Cooper-Standard Holdings [1]	48,373	3,004,930
Gentex Corporation	123,728	2,500,543
Stoneridge [1]	76,249	1,879,538
†Visteon Corporation [1]	45,700	2,754,796

		10,139,807

HOTELS, RESTAURANTS & LEISURE - 2.1%
Cheesecake Factory	20,100	874,551
†Hilton Grand Vacations [1]	117,800	3,108,742

		3,983,293

HOUSEHOLD DURABLES - 1.0%
La-Z-Boy	66,598	1,845,431

SPECIALTY RETAIL - 4.8%
American Eagle Outfitters	145,845	2,819,184
†Caleres	93,900	2,613,237
DSW Cl. A	73,191	1,807,817
Shoe Carnival	52,094	1,745,670

		8,985,908

TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Steven Madden	30,249	915,335

Total (Cost $25,903,558)		25,869,774

CONSUMER STAPLES – 1.8%
FOOD & STAPLES RETAILING - 1.8%
Village Super Market Cl. A	124,494	3,328,969

Total (Cost $3,628,860)		3,328,969

ENERGY – 1.4%
ENERGY EQUIPMENT & SERVICES - 1.4%
Helmerich & Payne	48,584	2,329,117
Unit Corporation [1]	22,900	327,012

Total (Cost $1,643,942)		2,656,129

FINANCIALS – 26.7%
BANKS - 12.4%
Ames National	103,450	2,629,699
†Bar Harbor Bankshares	46,471	1,042,345
Camden National	106,161	3,818,611
City Holding Company	26,577	1,796,339
CNB Financial	111,401	2,556,653
Codorus Valley Bancorp	44,414	943,798
†Financial Institutions	76,566	1,967,746
Landmark Bancorp	25,129	575,580
MidWestOne Financial Group	75,322	1,870,245
National Bankshares	68,463	2,494,107
Northrim BanCorp	58,762	1,931,507
Unity Bancorp	73,412	1,524,033

		23,150,663

CAPITAL MARKETS - 3.8%
Houlihan Lokey Cl. A	78,432	2,886,298
Moelis & Company Cl. A	80,495	2,767,418
†Pzena Investment Management Cl. A	157,142	1,359,278

		7,012,994

INSURANCE - 3.1%
James River Group Holdings	50,673	1,851,592
Kingstone Companies	67,442	1,193,049
Reinsurance Group of America	20,036	2,809,648

		5,854,289

THRIFTS & MORTGAGE FINANCE - 7.4%
Genworth MI Canada	156,489	4,608,012
Southern Missouri Bancorp	64,025	2,170,447
Timberland Bancorp	52,400	1,168,520
TrustCo Bank Corp. NY	565,949	3,882,410
†WSFS Financial	49,476	1,875,635

		13,705,024

Total (Cost $44,945,803)		49,722,970

HEALTH CARE – 0.9%
HEALTH CARE PROVIDERS & SERVICES - 0.9%
AMN Healthcare Services [1]	16,017	907,523
Ensign Group (The)	21,465	832,628

Total (Cost $1,117,074)		1,740,151

INDUSTRIALS – 24.0%
AEROSPACE & DEFENSE - 0.5%
†Magellan Aerospace	78,700	863,556

AIRLINES - 3.5%
Allegiant Travel	18,466	1,850,663
Hawaiian Holdings	142,822	3,771,929
Spirit Airlines [1]	15,798	915,020

		6,537,612

BUILDING PRODUCTS - 1.3%
Apogee Enterprises	81,510	2,433,073

COMMERCIAL SERVICES & SUPPLIES - 3.1%
Herman Miller	81,199	2,456,270
Kimball International Cl. B	233,056	3,307,064

		5,763,334

CONSTRUCTION & ENGINEERING - 0.6%
Comfort Systems USA	25,157	1,098,858

ELECTRICAL EQUIPMENT - 0.5%
EnerSys	11,920	925,111

MACHINERY - 7.8%
Alamo Group	35,833	2,770,608
Federal Signal	42,210	839,979
†Meritor [1]	207,093	3,501,943
Miller Industries	172,566	4,659,282
Wabash National	213,992	2,799,015

		14,570,827

PROFESSIONAL SERVICES - 4.5%
Heidrick & Struggles International	59,230	1,847,384
Kforce	60,697	1,876,751
Korn Ferry	68,994	2,728,023
Robert Half International	16,116	921,835
TrueBlue [1]	40,300	896,675

		8,270,668

ROAD & RAIL - 2.2%
Old Dominion Freight Line	7,064	872,333
Saia [1]	26,341	1,470,355
Werner Enterprises	61,052	1,803,476

		4,146,164

Total (Cost $43,927,519)		44,609,203

INFORMATION TECHNOLOGY – 26.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 18.0%
Benchmark Electronics	131,484	2,784,831

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 61

Schedules of Investments

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
Celestica [1]	452,824	$3,971,267
†Electro Scientific Industries [1]	283,908	8,505,884
Fabrinet [1]	17,890	917,936
Insight Enterprises [1]	115,583	4,710,007
Methode Electronics	49,663	1,156,651
PC Connection	138,115	4,106,159
Sanmina Corporation [1]	115,941	2,789,541
Vishay Intertechnology	249,939	4,501,401

		33,443,677

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.0%
Advanced Energy Industries [1]	94,348	4,050,360
Kulicke & Soffa Industries	214,075	4,339,300
MKS Instruments	58,880	3,804,237
Silicon Motion Technology ADR	78,201	2,697,934

		14,891,831

Total (Cost $46,275,261)		48,335,508

REAL ESTATE – 1.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Marcus & Millichap [1]	54,000	1,853,820

Total (Cost $1,375,673)		1,853,820

UTILITIES – 0.3%
GAS UTILITIES - 0.3%
Star Group L.P.	69,565	649,737

Total (Cost $656,458)		649,737

TOTAL COMMON STOCKS

(Cost $173,818,644)		182,043,304

REPURCHASE AGREEMENT – 1.9%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$3,633,101 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 07/15/24, valued at $3,705,792)

(Cost $3,633,000)		3,633,000

TOTAL INVESTMENTS – 99.7%

(Cost $177,451,644)		185,676,304

CASH AND OTHER ASSETS LESS LIABILITIES – 0.3%		506,334

NET ASSETS – 100.0%		$186,182,638

Royce Small/Mid-Cap Premier Fund
Common Stocks – 91.2%

	SHARES	VALUE

COMMUNICATION SERVICES – 3.4%
MEDIA - 3.4%
Media General (Rights) [1,4]	102,272	$0
Meredith Corporation	68,950	3,581,263
Nexstar Media Group Cl. A	22,131	1,740,382

Total (Cost $4,698,157)		5,321,645

CONSUMER DISCRETIONARY – 17.5%
AUTO COMPONENTS - 7.0%
Cooper Tire & Rubber	29,300	947,269
Dorman Products [1]	44,700	4,023,894
LCI Industries	32,300	2,157,640
Standard Motor Products	77,030	3,730,563

		10,859,366

DISTRIBUTORS - 2.5%
LKQ Corporation [1]	160,000	3,796,800

HOTELS, RESTAURANTS & LEISURE - 1.5%
†Aramark	78,700	2,279,939

SPECIALTY RETAIL - 4.8%
CarMax [1]	70,400	4,416,192
Children’s Place	17,000	1,531,530
Monro	22,400	1,540,000

		7,487,722

TEXTILES, APPAREL & LUXURY GOODS - 1.7%
Wolverine World Wide	84,200	2,685,138

Total (Cost $28,926,834)		27,108,965

CONSUMER STAPLES – 0.3%
FOOD PRODUCTS - 0.3%
Cal-Maine Foods	9,700	410,310

Total (Cost $357,992)		410,310

FINANCIALS – 8.8%
BANKS - 0.7%
†Webster Financial	22,145	1,091,527

CAPITAL MARKETS - 3.6%
Affiliated Managers Group	5,630	548,587
Lazard Cl. A	52,550	1,939,621
Oaktree Capital Group LLC Cl. A	32,700	1,299,825
SEI Investments	38,500	1,778,700

		5,566,733

INSURANCE - 4.5%
Alleghany Corporation	8,820	5,497,682
Berkley (W.R.)	20,310	1,501,112

		6,998,794

Total (Cost $12,825,915)		13,657,054

HEALTH CARE – 2.1%
LIFE SCIENCES TOOLS & SERVICES - 2.1%
Bio-Rad Laboratories Cl. A [1]	10,626	2,467,570
PerkinElmer	10,074	791,312

Total (Cost $3,331,185)		3,258,882

INDUSTRIALS – 27.6%
AEROSPACE & DEFENSE - 2.5%
Hexcel Corporation	39,240	2,250,022
Teledyne Technologies [1]	7,700	1,594,439

		3,844,461

BUILDING PRODUCTS - 2.9%
Lennox International	11,257	2,463,707
Simpson Manufacturing	37,700	2,040,701

		4,504,408

62 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Small/Mid-Cap Premier Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES - 2.1%
Copart [1]	45,100	$2,154,878
UniFirst Corporation	8,240	1,178,897

		3,333,775

CONSTRUCTION & ENGINEERING - 0.6%
Comfort Systems USA	21,200	926,016

ELECTRICAL EQUIPMENT - 3.2%
Hubbell Cl. B	22,721	2,257,104
Sensata Technologies Holding [1]	59,750	2,679,190

		4,936,294

INDUSTRIAL CONGLOMERATES - 2.8%
Carlisle Companies	43,103	4,332,713

MACHINERY - 5.1%
†Allison Transmission Holdings	69,000	3,029,790
Franklin Electric	21,960	941,645
Lincoln Electric Holdings	49,960	3,939,346

		7,910,781

MARINE - 3.0%
Kirby Corporation [1]	68,450	4,610,792

PROFESSIONAL SERVICES - 0.8%
ManpowerGroup	19,000	1,231,200

ROAD & RAIL - 2.0%
†J.B. Hunt Transport Services	7,700	716,408
Landstar System	25,810	2,469,243

		3,185,651

TRADING COMPANIES & DISTRIBUTORS - 2.6%
Air Lease Cl. A	112,300	3,392,583
Diploma	13,585	209,517
Watsco	3,000	417,420

		4,019,520

Total (Cost $42,549,256)		42,835,611

INFORMATION TECHNOLOGY – 12.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.8%
AVX Corporation	26,800	408,700
Coherent [1]	18,590	1,965,149
FLIR Systems	64,500	2,808,330
Littelfuse	15,300	2,623,644
†nLIGHT [1]	50,000	889,000
Zebra Technologies Cl. A [1]	1,810	288,206

		8,983,029

IT SERVICES - 0.7%
†WEX [1]	7,200	1,008,432

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
Cabot Microelectronics	34,320	3,272,412
†Entegris	96,300	2,686,289
MKS Instruments	43,320	2,798,905

		8,757,606

Total (Cost $20,384,208)		18,749,067

MATERIALS – 14.1%
CHEMICALS - 7.7%
Innospec	32,000	1,976,320
Minerals Technologies	76,846	3,945,274
NewMarket Corporation	4,780	1,969,790
Sensient Technologies	31,342	1,750,451
Westlake Chemical	36,350	2,405,279

		12,047,114

CONTAINERS & PACKAGING - 0.9%
†Packaging Corporation of America	16,100	1,343,706

METALS & MINING - 2.8%
Kaiser Aluminum	17,560	1,567,933
Reliance Steel & Aluminum	39,655	2,822,246

		4,390,179

PAPER & FOREST PRODUCTS - 2.7%
Stella-Jones	143,000	4,149,011

Total (Cost $23,903,779)		21,930,010

REAL ESTATE – 2.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.9%
Jones Lang LaSalle	10,209	1,292,459
Kennedy-Wilson Holdings	123,400	2,242,178
Marcus & Millichap [1]	30,000	1,029,900

Total (Cost $4,489,900)		4,564,537

UTILITIES – 2.4%
GAS UTILITIES - 2.4%
UGI Corporation	70,000	3,734,500

Total (Cost $2,411,237)		3,734,500

TOTAL COMMON STOCKS

(Cost $143,878,463)		141,570,581

REPURCHASE AGREEMENT – 8.9%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$13,754,382 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 07/31/24, valued at $14,031,769)

(Cost $13,754,000)		13,754,000

TOTAL INVESTMENTS – 100.1%

(Cost $157,632,463)		155,324,581

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(164,108)

NET ASSETS – 100.0%		$155,160,473

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 63

Schedules of Investments

Royce Smaller-Companies Growth Fund
Common Stocks – 97.6%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Bandwidth Cl. A [1]	35,000	$1,426,250

MEDIA - 0.3%
†Marchex Cl. B	253,099	670,712

WIRELESS TELECOMMUNICATION SERVICES - 0.8%
†Boingo Wireless [1]	95,000	1,954,150

Total (Cost $4,321,861)		4,051,112

CONSUMER DISCRETIONARY – 9.3%
HOTELS, RESTAURANTS & LEISURE - 2.0%
Dave & Busters Entertainment	55,000	2,450,800
Texas Roadhouse	46,000	2,746,200

		5,197,000

HOUSEHOLD DURABLES - 1.4%
†Lovesac Company [1,2]	150,272	3,447,240

INTERNET & DIRECT MARKETING RETAIL - 1.6%
†Gaia Cl. A [1]	198,000	2,051,280
Quotient Technology [1,2]	188,000	2,007,840

		4,059,120

LEISURE PRODUCTS - 0.5%
Callaway Golf	85,000	1,300,500

MULTILINE RETAIL - 0.2%
†Ollies Bargain Outlet Holdings [1]	9,000	598,590

SPECIALTY RETAIL - 3.1%
†Carvana Cl. A [1,2]	19,000	621,490
†Dick’s Sporting Goods	76,000	2,371,200
†Five Below [1]	7,000	716,240
Monro	62,000	4,262,500

		7,971,430

TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Columbia Sportswear	15,000	1,261,350

Total (Cost $21,405,357)		23,835,230

CONSUMER STAPLES – 1.9%
BEVERAGES - 0.4%
†Primo Water [1]	75,000	1,050,750

FOOD PRODUCTS - 1.5%
Farmer Bros. [1]	66,000	1,539,780
†Freshpet [1,2]	73,000	2,347,680

		3,887,460

Total (Cost $4,250,389)		4,938,210

ENERGY – 2.2%
OIL, GAS & CONSUMABLE FUELS - 2.2%
Centennial Resource Development Cl. A [1]	142,000	1,564,840
†Magnolia Oil & Gas Cl. A [1,2]	216,000	2,421,360
†Viper Energy Partners L.P.	60,000	1,562,400

Total (Cost $6,243,903)		5,548,600

FINANCIALS – 12.0%
BANKS - 7.7%
Banc of California	148,000	1,969,880
Enterprise Financial Services	71,500	2,690,545
†Great Western Bancorp	21,000	656,250
Seacoast Banking Corporation of Florida [1]	146,000	3,798,920
ServisFirst Bancshares	71,000	2,262,770
†Southern National Bancorp of Virginia	53,000	700,660
TriState Capital Holdings [1]	283,057	5,508,289
Webster Financial	43,000	2,119,470

		19,706,784

CAPITAL MARKETS - 3.2%
MarketAxess Holdings	9,000	1,901,790
Northern Trust	51,000	4,263,090
†PJT Partners Cl. A	18,000	697,680
WisdomTree Investments	208,000	1,383,200

		8,245,760

THRIFTS & MORTGAGE FINANCE - 1.1%
†LendingTree [1]	7,000	1,536,990
OceanFirst Financial	63,000	1,418,130

		2,955,120

Total (Cost $27,584,272)		30,907,664

HEALTH CARE – 21.4%
BIOTECHNOLOGY - 6.3%
†CareDx [1]	27,000	678,780
†Ligand Pharmaceuticals [1]	12,000	1,628,400
Myriad Genetics [1]	10,000	290,700
Oxford Biomedica [1]	224,000	2,019,129
Progenics Pharmaceuticals [1]	377,200	1,584,240
REGENXBIO [1,2]	28,000	1,174,600
†Sangamo Therapeutics [1,2]	21,000	241,080
uniQure [1]	60,000	1,729,200
†Veracyte [1]	247,150	3,109,147
†Vericel Corporation [1]	160,000	2,784,000
†Viking Therapeutics [1,2]	135,000	1,032,750

		16,272,026

HEALTH CARE EQUIPMENT & SUPPLIES - 8.7%
Apyx Medical [1]	695,000	4,503,600
†AxoGen [1]	101,000	2,063,430
†CONMED Corporation	29,000	1,861,800
CryoPort [1]	240,198	2,649,384
Inogen [1]	16,255	2,018,383
†Neogen Corporation [1]	18,000	1,026,000
Penumbra [1]	17,000	2,077,400
Restoration Robotics [1,2]	765,441	333,426
†ViewRay [1]	463,000	2,810,410
West Pharmaceutical Services	29,000	2,842,870

		22,186,703

HEALTH CARE PROVIDERS & SERVICES - 1.4%
†Addus HomeCare [1,2]	10,000	678,800
†Apollo Medical Holdings [1]	64,984	1,289,933
HealthEquity [1]	19,000	1,133,350
†PetIQ Cl. A [1,2]	25,000	586,750

		3,688,833

HEALTH CARE TECHNOLOGY - 1.5%
†Evolent Health Cl. A [1,2]	71,000	1,416,450
†Tabula Rasa HealthCare [1,2]	27,000	1,721,520
†Vocera Communications [1,2]	20,000	787,000

		3,924,970

LIFE SCIENCES TOOLS & SERVICES - 2.4%
†Fluidigm Corporation [1,2]	148,400	1,279,208
†Harvard Bioscience [1]	508,600	1,617,348
Quanterix Corporation [1]	177,600	3,251,856

		6,148,412

PHARMACEUTICALS - 1.1%
Intersect ENT [1]	100,000	2,818,000

Total (Cost $52,602,144)		55,038,944

64 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

INDUSTRIALS – 15.8%
AEROSPACE & DEFENSE - 3.5%
AeroVironment [1,2]	22,500	$1,528,875
†BWX Technologies	17,000	649,910
Cubic Corporation	46,000	2,472,040
†KEYW Holding Corporation [1]	641,000	4,288,290

		8,939,115

AIR FREIGHT & LOGISTICS - 0.8%
Atlas Air Worldwide Holdings [1,2]	47,000	1,982,930

BUILDING PRODUCTS - 0.7%
DIRTT Environmental Solutions [1]	388,000	1,736,507

CONSTRUCTION & ENGINEERING - 0.7%
NV5 Global [1]	31,585	1,912,472

ELECTRICAL EQUIPMENT - 0.9%
American Superconducter [1]	202,349	2,256,191

MACHINERY - 3.1%
Kornit Digital [1,2]	140,000	2,620,800
†Manitowoc Company [1,2]	126,000	1,861,020
Proto Labs [1]	11,000	1,240,690
Woodward	30,000	2,228,700

		7,951,210

MARINE - 2.9%
Clarkson	129,976	3,147,680
Scorpio Bulkers	362,000	2,001,860
Star Bulk Carriers [1]	244,000	2,230,160

		7,379,700

PROFESSIONAL SERVICES - 2.4%
ASGN [1]	36,000	1,962,000
†GP Strategies [1]	334,647	4,219,899

		6,181,899

TRADING COMPANIES & DISTRIBUTORS - 0.8%
†Lawson Products [1]	68,000	2,148,800

Total (Cost $45,398,970)		40,488,824

INFORMATION TECHNOLOGY – 28.6%
COMMUNICATIONS EQUIPMENT - 1.6%
Lumentum Holdings [1,2]	63,000	2,646,630
†Quantenna Communications [1]	100,000	1,435,000

		4,081,630

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.0%
Airgain [1,2]	239,511	2,373,554
FLIR Systems	67,600	2,943,304
Iteris [1,2]	1,457,000	5,434,610
Knowles Corporation [1]	132,000	1,756,920
Seeing Machines [1]	7,875,700	421,611

		12,929,999

IT SERVICES - 2.9%
†Twilio Cl. A [1,2]	20,000	1,786,000
Unisys Corporation [1]	483,000	5,617,290

		7,403,290

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.0%
AXT [1]	360,000	1,566,000
Brooks Automation	91,000	2,382,380
CyberOptics Corporation [1]	158,000	2,785,540
MagnaChip Semiconductor [1]	249,961	1,552,258
Silicon Laboratories [1,2]	29,000	2,285,490
Silicon Motion Technology ADR	9,000	310,500
Universal Display	20,000	1,871,400

		12,753,568

SOFTWARE - 13.0%
Alarm.com Holdings [1,2]	32,000	1,659,840
†Avalara [1,2]	25,000	778,750
†Everbridge [1]	41,000	2,327,160
Five9 [1]	40,000	1,748,800
†ForeScout Technologies [1]	26,000	675,740
†Instructure [1,2]	49,000	1,837,990
†LivePerson [1]	169,000	3,187,340
Materialise ADR [1,2]	392,577	7,863,318
Paylocity Holding Corporation [1,2]	89,786	5,406,015
†Pluralsight Cl.A [1,2]	75,000	1,766,250
QAD Cl. A	76,000	2,989,080
RingCentral Cl. A [1]	31,000	2,555,640
Yext [1,2]	47,000	697,950

		33,493,873

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
USA Technologies [1]	701,000	2,726,890

Total (Cost $65,124,961)		73,389,250

MATERIALS – 2.1%
CHEMICALS - 1.3%
Albemarle Corporation	20,000	1,541,400
†American Vanguard	125,000	1,898,750

		3,440,150

METALS & MINING - 0.8%
Cobalt 27 Capital [1]	234,000	565,632
Orocobre [1]	642,350	1,461,378

		2,027,010

Total (Cost $6,231,876)		5,467,160

REAL ESTATE – 2.7%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.7%
Community Healthcare Trust	128,000	3,690,240
CyrusOne	62,000	3,278,560

Total (Cost $4,102,733)		6,968,800

TOTAL COMMON STOCKS

(Cost $237,266,466)		250,633,794

REPURCHASE AGREEMENT – 3.0%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$7,619,212 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 07/15/24, valued at $7,773,497)

(Cost $7,619,000)		7,619,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 5.5%
Money Market Funds
Federated Government Obligations Fund (7 day yield-2.2268%)

(Cost $14,169,776)		14,169,776

TOTAL INVESTMENTS – 106.1%

(Cost $259,055,242)		272,422,570

LIABILITIES LESS CASH AND OTHER ASSETS – (6.1)%		(15,659,546)

NET ASSETS – 100.0%		$256,763,024

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 65

Schedules of Investments

Royce Special Equity Fund
Common Stocks – 90.7%

	SHARES	VALUE

COMMUNICATION SERVICES – 11.0%
MEDIA - 11.0%
Meredith Corporation	1,312,000	$68,145,280
Scholastic Corporation	1,598,000	64,335,480

Total (Cost $98,262,686)		132,480,760

CONSUMER DISCRETIONARY – 24.5%
AUTO COMPONENTS - 11.5%
Cooper Tire & Rubber	1,565,000	50,596,450
Gentex Corporation	1,010,000	20,412,100
Standard Motor Products [5]	1,380,000	66,833,400

		137,841,950

AUTOMOBILES - 1.3%
Winnebago Industries	635,000	15,373,350

DIVERSIFIED CONSUMER SERVICES - 2.2%
†Strategic Education	231,000	26,200,020

HOTELS, RESTAURANTS & LEISURE - 0.4%
Bowl America Cl. A [5]	343,000	5,230,750

HOUSEHOLD DURABLES - 4.7%
Bassett Furniture Industries	462,000	9,258,480
Flexsteel Industries [5]	775,000	17,112,000
Hooker Furniture [5]	1,155,000	30,422,700

		56,793,180

LEISURE PRODUCTS - 0.5%
Johnson Outdoors Cl. A	106,000	6,226,440

SPECIALTY RETAIL - 3.9%
Children’s Place	326,200	29,387,358
Haverty Furniture	965,000	18,122,700

		47,510,058

Total (Cost $260,734,921)		295,175,748

CONSUMER STAPLES – 9.5%
FOOD & STAPLES RETAILING - 4.0%
Weis Markets	1,004,200	47,980,676

FOOD PRODUCTS - 4.2%
John B. Sanfilippo & Son [5]	911,500	50,734,090

TOBACCO - 1.3%
Universal Corporation	292,500	15,838,875

Total (Cost $108,681,990)		114,553,641

ENERGY – 1.0%
ENERGY EQUIPMENT & SERVICES - 1.0%
RPC	1,162,500	11,473,875

Total (Cost $16,009,179)		11,473,875

INDUSTRIALS – 20.4%
AEROSPACE & DEFENSE - 4.1%
National Presto Industries [5]	421,800	49,316,856

BUILDING PRODUCTS - 1.2%
Insteel Industries	605,500	14,701,540

COMMERCIAL SERVICES & SUPPLIES - 5.7%
Ennis	860,000	16,555,000
UniFirst Corporation	365,000	52,220,550

		68,775,550

CONSTRUCTION & ENGINEERING - 0.9%
Argan	270,000	10,216,800

ELECTRICAL EQUIPMENT - 4.4%
Hubbell Cl. B	532,200	52,868,748

MACHINERY - 3.2%
Gencor Industries [1,5]	1,033,500	11,337,495
Hurco Companies [5]	580,400	20,720,280
†Miller Industries	240,100	6,482,700

		38,540,475

PROFESSIONAL SERVICES - 0.9%
Resources Connection	790,000	11,218,000

Total (Cost $147,561,571)		245,637,969

INFORMATION TECHNOLOGY – 17.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.2%
AVX Corporation	3,640,000	55,510,000
Park Electrochemical	492,000	8,890,440
Vishay Intertechnology	2,585,000	46,555,850

		110,956,290

IT SERVICES - 3.2%
Computer Services [3,5]	779,000	38,950,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.0%
†Axcelis Technologies [1]	643,000	11,445,400
Kulicke & Soffa Industries	1,185,000	24,019,950
Teradyne	790,000	24,790,200

		60,255,550

Total (Cost $166,542,936)		210,161,840

MATERIALS – 3.1%
CHEMICALS - 1.7%
†Huntsman Corporation	1,046,900	20,194,701

METALS & MINING - 1.1%
Kaiser Aluminum	152,000	13,572,080

PAPER & FOREST PRODUCTS - 0.3%
†Louisiana-Pacific Corporation	150,000	3,333,000

Total (Cost $36,002,287)		37,099,781

REAL ESTATE – 3.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.8%
Marcus & Millichap [1]	1,346,400	46,221,912

Total (Cost $36,946,146)		46,221,912

TOTAL COMMON STOCKS

(Cost $870,741,716)		1,092,805,526

REPURCHASE AGREEMENT – 9.6%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$115,578,210 (collateralized by obligations of various U.S. Government Agencies, 0.125%-
2.125% due 07/15/24-07/31/24, valued at $117,891,492)

(Cost $115,575,000)		115,575,000

TOTAL INVESTMENTS – 100.3%

(Cost $986,316,716)		1,208,380,526

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(4,010,301)

NET ASSETS – 100.0%		$1,204,370,225

66 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Special Equity Multi-Cap Fund
Common Stocks – 99.1%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 24.0%
DISTRIBUTORS - 9.2%
Genuine Parts	40,000	$3,840,800

HOTELS, RESTAURANTS & LEISURE - 4.3%
McDonald’s Corporation	10,000	1,775,700

SPECIALTY RETAIL - 10.5%
Lowe’s Companies	47,500	4,387,100

Total (Cost $7,099,007)		10,003,600

CONSUMER STAPLES – 4.8%
HOUSEHOLD PRODUCTS - 4.8%
Procter & Gamble	21,500	1,976,280

Total (Cost $1,849,442)		1,976,280

INDUSTRIALS – 48.4%
AEROSPACE & DEFENSE - 9.8%
General Dynamics	13,000	2,043,730
United Technologies	19,000	2,023,120

		4,066,850

ELECTRICAL EQUIPMENT - 4.1%
Emerson Electric	28,500	1,702,875

INDUSTRIAL CONGLOMERATES - 8.0%
Carlisle Companies	20,000	2,010,400
3M	7,000	1,333,780

		3,344,180

MACHINERY - 23.4%
Cummins	13,500	1,804,140
Illinois Tool Works	42,000	5,320,980
Lincoln Electric Holdings	8,500	670,225
Parker Hannifin	13,000	1,938,820

		9,734,165

PROFESSIONAL SERVICES - 3.1%
ManpowerGroup	20,000	1,296,000

Total (Cost $15,028,823)		20,144,070

INFORMATION TECHNOLOGY – 13.5%
COMMUNICATIONS EQUIPMENT - 8.6%
Cisco Systems	82,000	3,553,060

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.9%
Apple	13,000	2,050,620

Total (Cost $2,355,766)		5,603,680

MATERIALS – 8.4%
CONTAINERS & PACKAGING - 8.4%
†Packaging Corporation of America	42,000	3,505,320

Total (Cost $4,325,624)		3,505,320

TOTAL COMMON STOCKS

(Cost $30,658,662)		41,232,950

REPURCHASE AGREEMENT – 2.1%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$866,024 (collateralized by obligations of various U.S. Government Agencies, 0.125% due
07/15/24, valued at $886,943)

(Cost $866,000)		866,000

TOTAL INVESTMENTS – 101.2%

(Cost $31,524,662)		42,098,950

LIABILITIES LESS CASH AND OTHER ASSETS – (1.2)%		(479,605)

NET ASSETS – 100.0%		$41,619,345

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 67

Schedules of Investments

Royce Total Return Fund
Common Stocks – 98.9%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
ATN International	158,651	$11,348,306
†IDT Corporation Cl. B	47,475	293,870

		11,642,176

MEDIA - 1.7%
Gannett Company	270,618	2,308,372
Meredith Corporation	349,348	18,145,135
Saga Communications Cl. A	178,449	5,929,860

		26,383,367

WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Telephone and Data Systems	48,374	1,574,090

Total (Cost $33,518,832)		39,599,633

CONSUMER DISCRETIONARY – 6.7%
AUTO COMPONENTS - 1.9%
Gentex Corporation	715,267	14,455,546
LCI Industries	99,166	6,624,289
Nokian Renkaat	142,529	4,379,775
Standard Motor Products	78,129	3,783,787

		29,243,397

AUTOMOBILES - 0.5%
Thor Industries	136,691	7,107,932

DISTRIBUTORS - 0.4%
Weyco Group	226,024	6,593,120

HOTELS, RESTAURANTS & LEISURE - 0.3%
Brinker International	35,187	1,547,524
Cheesecake Factory	63,529	2,764,147

		4,311,671

HOUSEHOLD DURABLES - 1.1%
Ethan Allen Interiors	417,417	7,342,365
La-Z-Boy	302,890	8,393,082
Tupperware Brands	19,245	607,565

		16,343,012

MULTILINE RETAIL - 0.2%
Big Lots	33,082	956,732
Dillard’s Cl. A	30,827	1,859,176

		2,815,908

SPECIALTY RETAIL - 2.1%
Aaron’s	33,634	1,414,310
American Eagle Outfitters	430,563	8,322,783
†Bed Bath & Beyond	57,429	650,096
Buckle (The)	115,215	2,228,258
Caleres	216,949	6,037,691
†Camping World Holdings Cl. A	25,000	286,750
Cato Corporation (The) Cl. A	69,690	994,476
Children’s Place	40,024	3,605,762
DSW Cl. A	122,431	3,024,046
†Penske Automotive Group	92,877	3,744,800
Shoe Carnival	86,815	2,909,171

		33,218,143

TEXTILES, APPAREL & LUXURY GOODS - 0.2%
J.G. Boswell Company [3]	1,014	557,700
Movado Group	45,920	1,451,990
Steven Madden	50,430	1,526,012

		3,535,702

Total (Cost $87,497,029)		103,168,885

CONSUMER STAPLES – 4.6%
BEVERAGES - 0.1%
Compania Cervecerias Unidas ADR	84,864	2,132,632

FOOD & STAPLES RETAILING - 1.1%
Village Super Market Cl. A	623,592	16,674,850

FOOD PRODUCTS - 3.1%
Flowers Foods	268,963	4,967,746
Fresh Del Monte Produce	187,818	5,309,615
Hershey Creamery [3]	699	2,659,695
Lancaster Colony	92,558	16,369,808
Tootsie Roll Industries	532,900	17,798,860

		47,105,724

HOUSEHOLD PRODUCTS - 0.2%
WD-40 Company	15,918	2,917,133

PERSONAL PRODUCTS - 0.1%
Nu Skin Enterprises Cl. A	30,400	1,864,432

Total (Cost $47,233,324)		70,694,771

ENERGY – 3.3%
ENERGY EQUIPMENT & SERVICES - 2.5%
†Computer Modelling Group	225,949	1,007,933
Helmerich & Payne	173,660	8,325,260
Pason Systems	915,250	12,261,883
RPC	98,470	971,899
SEACOR Marine Holdings [1,2]	261,026	3,069,666
TGS-NOPEC Geophysical	530,159	12,802,544

		38,439,185

OIL, GAS & CONSUMABLE FUELS - 0.8%
Dorchester Minerals L.P.	249,438	3,651,772
PBF Energy Cl. A	71,551	2,337,571
Permian Basin Royalty Trust	680,666	4,015,929
Sabine Royalty Trust	9,095	339,062
San Juan Basin Royalty Trust	370,621	1,778,981

		12,123,315

Total (Cost $54,037,987)		50,562,500

FINANCIALS – 33.8%
BANKS - 10.9%
Ames National	228,658	5,812,486
Associated Banc-Corp	387,327	7,665,201
Bank of Hawaii	253,973	17,097,462
Bank of N.T. Butterfield & Son	46,729	1,464,954
Bank OZK	79,787	1,821,537
†Bar Harbor Bankshares	153,155	3,435,267
BLOM Bank Cl. B GDR	225,597	2,154,451
BOK Financial	274,669	20,141,478
Camden National	195,905	7,046,703
Canadian Western Bank	514,560	9,814,784
City Holding Company	93,071	6,290,669
CNB Financial	213,917	4,909,395
Codorus Valley Bancorp	84,644	1,798,685
Farmers & Merchants Bank of Long Beach [3]	416	3,120,000
†Financial Institutions	155,792	4,003,855
First Citizens BancShares Cl. A	60,698	22,886,181
First National Bank Alaska [3]	25,096	6,324,192
†First of Long Island (The)	56,478	1,126,736
†Hanmi Financial	50,032	985,630
Landmark Bancorp	65,233	1,494,162
MidWestOne Financial Group	240,524	5,972,211
National Bankshares	124,127	4,521,947
Northrim BanCorp	125,668	4,130,707
Peapack-Gladstone Financial	416,627	10,490,668
Popular	230,445	10,881,613

68 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
†State Bank Financial	37,283	$804,940
Unity Bancorp	124,154	2,577,437

		168,773,351

CAPITAL MARKETS - 11.3%
AllianceBernstein Holding L.P.	371,187	10,140,829
Ares Management	1,164,900	20,711,922
Artisan Partners Asset Management Cl. A	185,754	4,107,021
Ashmore Group	2,509,996	11,696,423
Associated Capital Group Cl. A	163,721	5,767,891
†BlackRock TCP Capital	96,747	1,261,581
Bolsa Mexicana de Valores	4,831,182	8,235,633
Cohen & Steers	311,498	10,690,611
Coronation Fund Managers	470,890	1,353,349
Edmond de Rothschild (Suisse)	219	3,342,151
Egyptian Financial Group-Hermes
Holding Company [1]	1,298,385	1,091,049
Federated Investors Cl. B	342,918	9,104,473
†FS KKR Capital	96,747	501,150
GAMCO Investors Cl. A	218,387	3,688,556
Houlihan Lokey Cl. A	142,468	5,242,822
Moelis & Company Cl. A	145,379	4,998,130
Morningstar	25,808	2,834,751
MVC Capital	280,165	2,300,155
Oaktree Capital Group LLC Cl. A	415,142	16,501,895
Oaktree Specialty Lending	240,330	1,016,596
Och-Ziff Capital Management Group LLC Cl. A	595,020	547,418
†Pzena Investment Management Cl. A	265,079	2,292,933
Rothschild & Co	84,542	2,988,253
†Sprott	3,337,775	6,283,388
TMX Group	274,627	14,228,221
Value Partners Group	9,631,870	6,679,146
Virtu Financial Cl. A	385,154	9,921,567
Vontobel Holding	64,993	3,332,635
Waddell & Reed Financial Cl. A	88,586	1,601,635
Westwood Holdings Group	69,267	2,355,078

		174,817,262

DIVERSIFIED FINANCIAL SERVICES - 0.2%
First Pacific	638,477	246,242
Jefferies Financial Group	118,274	2,053,237

		2,299,479

INSURANCE - 9.3%
Alleghany Corporation	31,287	19,501,813
Assured Guaranty	262,488	10,048,041
E-L Financial	42,586	22,958,758
Employers Holdings	67,879	2,848,882
Erie Indemnity Cl. A	215,451	28,721,773
First American Financial	68,042	3,037,395
Horace Mann Educators	16,715	625,977
James River Group Holdings	127,626	4,663,454
Kingstone Companies	115,428	2,041,921
Mercury General	99,440	5,142,042
National Western Life Group Cl. A	5,286	1,589,500
ProAssurance Corporation	395,329	16,034,544
Protective Insurance Cl. B	105,039	1,748,899
Reinsurance Group of America	45,952	6,443,849
RLI Corp.	113,293	7,816,084
State Auto Financial	176,392	6,004,384
Universal Insurance Holdings	55,976	2,122,610
White Mountains Insurance Group	2,108	1,808,010

		143,157,936

THRIFTS & MORTGAGE FINANCE - 2.1%
Genworth MI Canada	456,102	13,430,487
New York Community Bancorp	229,059	2,155,445
Southern Missouri Bancorp	99,676	3,379,016
Timberland Bancorp	139,163	3,103,335
TrustCo Bank Corp. NY	1,044,223	7,163,370
†WSFS Financial	82,000	3,108,620

		32,340,273

Total (Cost $395,426,873)		521,388,301

HEALTH CARE – 1.4%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
Atrion Corporation	6,946	5,147,542
Hill-Rom Holdings	99,926	8,848,447
Meridian Bioscience	136,656	2,372,348

		16,368,337

HEALTH CARE PROVIDERS & SERVICES - 0.3%
Chemed Corporation	13,814	3,913,230
Ensign Group (The)	39,314	1,524,990

		5,438,220

Total (Cost $8,601,656)		21,806,557

INDUSTRIALS – 25.8%
AEROSPACE & DEFENSE - 1.1%
HEICO Corporation	192,359	14,903,975
†Magellan Aerospace	236,239	2,592,192

		17,496,167

AIRLINES - 0.7%
Allegiant Travel	33,740	3,381,423
Hawaiian Holdings	305,468	8,067,410

		11,448,833

BUILDING PRODUCTS - 0.9%
A. O. Smith Corporation	162,990	6,959,673
Apogee Enterprises	181,350	5,413,297
†Owens Corning	22,196	976,180

		13,349,150

COMMERCIAL SERVICES & SUPPLIES - 6.0%
ABM Industries	357,501	11,479,357
Deluxe Corporation	29,870	1,148,203
Ennis	158,306	3,047,391
Herman Miller	164,942	4,989,496
HNI Corporation	311,909	11,050,936
Kimball International Cl. B	1,031,334	14,634,629
McGrath RentCorp	251,393	12,941,712
MSA Safety	114,271	10,772,327
Ritchie Bros. Auctioneers	566,689	18,542,064
Tetra Tech	19,829	1,026,547
UniFirst Corporation	18,634	2,665,966

		92,298,628

CONSTRUCTION & ENGINEERING - 1.7%
†Arcosa [1]	164,487	4,554,645
†Argan	180,917	6,845,899
Comfort Systems USA	134,828	5,889,287
EMCOR Group	49,686	2,965,758
KBR	442,611	6,718,835

		26,974,424

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 69

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ELECTRICAL EQUIPMENT - 1.7%
EnerSys	19,789	$1,535,824
Hubbell Cl. B	162,025	16,095,564
Preformed Line Products	148,780	8,071,315

		25,702,703

INDUSTRIAL CONGLOMERATES - 0.9%
Raven Industries	396,046	14,332,905

MACHINERY - 8.7%
Alamo Group	71,433	5,523,200
Federal Signal	73,582	1,464,282
Franklin Electric	411,326	17,637,659
Gorman-Rupp Company (The)	299,110	9,694,155
Greenbrier Companies (The)	46,439	1,836,198
Hillenbrand	23,281	883,048
Kadant	21,913	1,785,033
Lincoln Electric Holdings	129,146	10,183,162
Lindsay Corporation	139,140	13,392,225
Miller Industries	340,809	9,201,843
Mueller Industries	224,912	5,253,944
Nordson Corporation	34,372	4,102,298
Standex International	38,997	2,619,819
Starrett (L.S.) Company (The) Cl. A [1,5]	387,817	2,028,283
Sun Hydraulics	135,726	4,504,746
Tennant Company	254,929	13,284,350
Trinity Industries	493,461	10,160,362
Wabash National	798,955	10,450,331
Woodward	139,730	10,380,542

		134,385,480

MARINE - 0.8%
Clarkson	526,371	12,747,335

PROFESSIONAL SERVICES - 2.4%
Exponent	65,637	3,328,452
Forrester Research	35,774	1,599,098
Heidrick & Struggles International	156,593	4,884,136
†Kforce	100,285	3,100,812
Korn Ferry	119,500	4,725,030
ManpowerGroup	268,528	17,400,614
Robert Half International	26,721	1,528,441

		36,566,583

ROAD & RAIL - 0.2%
Werner Enterprises	106,178	3,136,498

TRADING COMPANIES & DISTRIBUTORS - 0.6%
†Air Lease Cl. A	111,850	3,378,988
Applied Industrial Technologies	40,102	2,163,102
Systemax	181,438	4,334,554

		9,876,644

TRANSPORTATION INFRASTRUCTURE - 0.1%
Grupo Aeroportuario del Pacifico	96,468	786,107

Total (Cost $225,798,886)		399,101,457

INFORMATION TECHNOLOGY – 5.9%
COMMUNICATIONS EQUIPMENT - 0.1%
ADTRAN	122,753	1,318,367

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.8%
AVX Corporation	843,491	12,863,238
Bel Fuse Cl. A	18,665	256,644
†Benchmark Electronics	30,965	655,839
Methode Electronics	600,648	13,989,092
National Instruments	217,556	9,872,691
PC Connection	295,773	8,793,331
Vishay Intertechnology	729,316	13,134,981

		59,565,816

IT SERVICES - 0.2%
MAXIMUS	45,899	2,987,566

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
†Kulicke & Soffa Industries	461,421	9,353,003
MKS Instruments	106,090	6,854,475
Silicon Motion Technology ADR	157,456	5,432,232

		21,639,710

SOFTWARE - 0.4%
Ebix	45,156	1,921,839
j2 Global	60,854	4,222,051

		6,143,890

Total (Cost $75,517,852)		91,655,349

MATERIALS – 10.0%
CHEMICALS - 5.6%
Albemarle Corporation	92,103	7,098,378
Balchem Corporation	121,321	9,505,501
Cabot Corporation	285,296	12,250,610
Chase Corporation	171,887	17,197,294
FutureFuel Corporation	138,724	2,200,163
Minerals Technologies	160,976	8,264,508
Quaker Chemical	161,199	28,646,674
Trinseo	30,678	1,404,439

		86,567,567

CONTAINERS & PACKAGING - 1.7%
AptarGroup	72,327	6,803,801
Mayr-Melnhof Karton	49,643	6,256,629
Sonoco Products	238,351	12,663,589

		25,724,019

METALS & MINING - 2.2%
Carpenter Technology	111,517	3,971,120
Ferroglobe (Warranty Insurance Trust) [1,4]	569,803	0
Franco-Nevada Corporation	66,956	4,698,302
Gold Fields ADR	1,219,803	4,293,706
Haynes International	232,982	6,150,725
Reliance Steel & Aluminum	24,410	1,737,260
Royal Gold	16,715	1,431,640
Schnitzer Steel Industries Cl. A	101,158	2,179,955
Worthington Industries	293,982	10,242,333

		34,705,041

PAPER & FOREST PRODUCTS - 0.5%
Domtar Corporation	94,163	3,307,946
Neenah	32,738	1,928,923
Pope Resources L.P.	11,682	761,666
Resolute Forest Products	80,107	635,249
Schweitzer-Mauduit International	33,691	843,960

		7,477,744

Total (Cost $81,706,527)		154,474,371

REAL ESTATE – 1.7%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
CBL & Associates Properties	251,808	483,471
†Kite Realty Group Trust	89,588	1,262,295
Lexington Realty Trust	293,638	2,410,768
†PotlatchDeltic Corporation	214,686	6,792,665

		10,949,199

70 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Royce Total Return Fund (continued)

	SHARES	VALUE

REAL ESTATE (continued)
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
†Kennedy-Wilson Holdings	805,129	$14,629,194

Total (Cost $26,390,527)		25,578,393

UTILITIES – 3.1%
ELECTRIC UTILITIES - 0.6%
ALLETE	129,881	9,899,530

GAS UTILITIES - 0.2%
Star Group L.P.	372,311	3,477,385

WATER UTILITIES - 2.3%
Aqua America	394,903	13,501,733
SJW Group	307,922	17,126,622
York Water	133,512	4,280,395

		34,908,750

Total (Cost $20,144,733)		48,285,665

TOTAL COMMON STOCKS

(Cost $1,055,874,226)		1,526,315,882

	PRINCIPAL
	AMOUNT

CORPORATE BONDS – 0.3%
†Meritor 6.25%
due 2/15/24	$825,000	787,875
Unit Corporation 6.625%
due 5/15/21	4,269,155	3,884,931
TOTAL CORPORATE BONDS

(Cost $4,654,243)		4,672,806

TOTAL INVESTMENTS – 99.2%

(Cost $1,060,528,469)		1,530,988,688

CASH AND OTHER ASSETS LESS LIABILITIES – 0.8%		12,542,937

NET ASSETS – 100.0%		$1,543,531,625

ADR – American Depository Receipt

†	New additions in 2018.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at December 31, 2018.
[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]
Securities for which market quotations are not readily available represent 0.0%, 0.6%, 0.0% and 0.0% of net assets for Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Small/Mid-Cap Premier Fund and Royce Total Return Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[5]
At December 31, 2018, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Securities of Royce International Premier Fund are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2018, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 71

Statements of Assets and Liabilities

		Royce Global
	Royce Dividend	Financial Services	Royce International	Royce Low-Priced
	Value Fund	Fund	Premier Fund	Stock Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]

Non-Affiliated Companies	$115,380,056	$39,034,793	$342,478,272	$198,881,548

Repurchase agreements (at cost and value)	–	229,000	19,730,000	8,961,000

Cash and foreign currency[2]	–	155	2,257,620	8,812

Receivable for investments sold	6,472,466	149,916	6,132,967	312,624

Receivable for capital shares sold	720,284	11,050	5,216,499	24,959

Receivable for dividends and interest	153,186	80,160	631,306	68,093

Receivable for securities lending income	–	–	–	4,695

Prepaid expenses and other assets	1,009	608	2,220	–

Total Assets	122,727,001	39,505,682	376,448,884	208,261,731

LIABILITIES:
Payable for collateral on loaned securities	–	–	–	4,834,830

Payable to custodian for cash and foreign currency overdrawn	1,034,763	–	–	–

Payable for investments purchased	–	–	9,983,874	259,008

Payable for capital shares redeemed	965,173	353,790	3,702,013	356,380

Payable for investment advisory fees	82,959	26,218	252,418	176,893

Payable for trustees’ fees	5,998	1,922	9,333	8,090

Accrued expenses	116,775	59,746	247,292	600,402

Total Liabilities	2,205,668	441,676	14,194,930	6,235,603

Net Assets	$120,521,333	$39,064,006	$362,253,954	$202,026,128

ANALYSIS OF NET ASSETS:
Paid-in capital	$89,637,429	$35,653,152	$444,834,565	$188,645,408

Total distributable earnings (loss)	30,883,904	3,410,854	(82,580,611)	13,380,720

Net Assets	$120,521,333	$39,064,006	$362,253,954	$202,026,128

Investment Class	$88,036,475		$285,065,369	$46,430,314

Service Class	28,119,718	$32,112,511	36,303,086	155,595,814

Consultant Class	1,349,081		8,545,905

Institutional Class	3,016,059	6,951,495	32,339,594

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	15,828,013		25,035,774	7,283,512

Service Class	4,907,936	3,923,678	2,667,427	24,562,747

Consultant Class	206,474		581,017

Institutional Class	549,920	658,651	2,839,604

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$5.56		$11.39	$6.37

Service Class[3]	5.73	$8.18	13.61	6.33

Consultant Class[4]	6.53		14.71

Institutional Class[5]	5.48	10.55	11.39

Investments at identified cost	$87,148,770	$35,292,694	$363,530,612	$186,564,591

Market value of loaned securities[6]	–	–	–	11,111,588

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	Royce International Premier Fund includes $489 in cash and $2,257,131 (cost $2,247,106) in foreign currency.
[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Premier Fund) payable to the Fund.
[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[5]	Offering and redemption price per share.
[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

72 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

	Royce Micro-Cap	Royce Micro-Cap	Royce Opportunity	Royce Pennsylvania
	Fund	Opportunity Fund	Fund	Mutual Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]

Non-Affiliated Companies	$142,650,238	$15,773,879	$848,783,428	$1,571,882,109

Repurchase agreements (at cost and value)	3,126,000	2,131,000	44,051,000	–

Cash and foreign currency	480	729	586	–

Receivable for investments sold	1,316,874	347,654	4,582,225	35,664,664

Receivable for capital shares sold	80,464	3,000	2,575,190	3,748,303

Receivable for dividends and interest	99,524	4,553	528,221	1,677,332

Receivable for securities lending income	5,388	–	25,855	11,710

Prepaid expenses and other assets	805	579	7,911	2,866,330

Total Assets	147,279,773	18,261,394	900,554,416	1,615,850,448

LIABILITIES:
Payable for collateral on loaned securities	4,584,805	–	20,077,125	11,147,862

Payable to custodian for cash and foreign currency overdrawn	–	–	–	8,606,852

Payable for investments purchased	134,739	4,166	1,704,646	765,641

Payable for capital shares redeemed	454,994	22,714	8,236,851	14,174,992

Payable for investment advisory fees	158,495	18,245	803,711	1,091,736

Payable for trustees’ fees	6,778	1,595	47,225	72,466

Accrued expenses	167,460	26,266	456,326	906,737

Total Liabilities	5,507,271	72,986	31,325,884	36,766,286

Net Assets	$141,772,502	$18,188,408	$869,228,532	$1,579,084,162

ANALYSIS OF NET ASSETS:
Paid-in capital	$125,732,134	$15,096,838	$965,839,394	$1,185,801,399

Total distributable earnings (loss)	16,040,368	3,091,570	(96,610,862)	393,282,763

Net Assets	$141,772,502	$18,188,408	$869,228,532	$1,579,084,162

Investment Class	$117,040,213	$18,188,408	$557,003,458	$1,203,966,585

Service Class	8,052,517		48,796,715	32,191,197

Consultant Class	16,679,772		9,830,617	249,004,314

Institutional Class			227,260,733	83,908,171

R Class			26,337,009	10,013,895

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	12,512,702	1,531,707	56,123,037	155,276,838

Service Class	879,635		5,287,806	4,144,325

Consultant Class	2,306,358		1,214,833	40,285,369

Institutional Class			22,424,425	10,787,665

R Class			2,959,500	1,372,678

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$9.35	$11.87	$9.92	$7.75

Service Class[2]	9.15		9.23	7.77

Consultant Class[3]	7.23		8.09	6.18

Institutional Class[4]			10.13	7.78

R Class[4]			8.90	7.30

Investments at identified cost	$127,378,532	$14,678,423	$949,832,620	$1,199,883,579

Market value of loaned securities[5]	6,069,277	–	68,113,989	31,228,766

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.
[5]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 73

Statements of Assets and Liabilities

		Royce Small-Cap	Royce Small-Cap	Royce Small/Mid-Cap
	Royce Premier Fund	Leaders Fund	Value Fund	Premier Fund

ASSETS:
Investments at value

Non-Affiliated Companies	$1,618,249,915	$51,137,348	$182,043,304	$141,570,581

Affiliated Companies	21,825,833	–	–	–

Repurchase agreements (at cost and value)	484,000	4,528,000	3,633,000	13,754,000

Cash and foreign currency	303,021	8,755	14,566	791

Receivable for investments sold	36,273,971	100,603	1,380,139	317,942

Receivable for capital shares sold	6,611,484	256,382	411,509	17,156

Receivable for dividends and interest	2,807,324	52,286	273,724	160,812

Receivable for securities lending income	131	61	–	–

Prepaid expenses and other assets	12,400	243	952	1,135

Total Assets	1,686,568,079	56,083,678	187,757,194	155,822,417

LIABILITIES:
Payable for investments purchased	–	131,165	420,670	240,641

Payable for capital shares redeemed	13,892,944	566,309	757,127	204,386

Payable for investment advisory fees	1,528,737	48,088	165,078	114,994

Payable for trustees’ fees	80,239	3,088	8,725	6,828

Accrued expenses	1,581,555	99,135	222,956	95,095

Total Liabilities	17,083,475	847,785	1,574,556	661,944

Net Assets	$1,669,484,604	$55,235,893	$186,182,638	$155,160,473

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,029,386,498	$50,224,482	$174,505,853	$157,408,146

Total distributable earnings (loss)	640,098,106	5,011,411	11,676,785	(2,247,673)

Net Assets	$1,669,484,604	$55,235,893	$186,182,638	$155,160,473

Investment Class	$1,398,964,827	$28,041,820	$56,433,158	$64,376,412

Service Class	41,738,048	27,194,073	111,855,049	84,555,180

Consultant Class	21,370,207		9,640,295	6,228,881

Institutional Class	197,696,952

R Class	9,714,570		8,254,136

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	120,421,312	5,946,340	6,754,841	5,989,658

Service Class	3,691,777	5,828,474	13,435,904	7,896,265

Consultant Class	2,330,110		1,302,319	828,659

Institutional Class	16,763,320

R Class	905,220		1,031,871

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$11.62	$4.72	$8.35	$10.75

Service Class[1]	11.31	4.67	8.33	10.71

Consultant Class[2]	9.17		7.40	7.52

Institutional Class[3]	11.79

R Class[3]	10.73		8.00

Investments at identified cost	$1,096,150,933	$46,119,827	$173,818,644	$143,878,463

Market value of loaned securities[4]	–	444,361	–	–

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[3]	Offering and redemption price per share.
[4]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

74 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

	Royce Smaller-
	Companies Growth	Royce Special Equity	Royce Special Equity	Royce Total Return
	Fund	Fund	Multi-Cap Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]

Non-Affiliated Companies	$264,803,570	$802,147,955	$41,232,950	$1,528,960,405

Affiliated Companies	–	290,657,571	–	2,028,283

Repurchase agreements (at cost and value)	7,619,000	115,575,000	866,000	–

Cash and foreign currency	598	476	243	–

Receivable for investments sold	122,629	2,428,783	766,397	48,073,257

Receivable for capital shares sold	915,990	4,222,320	1,050	4,284,285

Receivable for dividends and interest	115,288	453,423	107,987	3,798,164

Receivable for securities lending income	20,320	–	–	75

Prepaid expenses and other assets	1,454	8,216	873	12,581

Total Assets	273,598,849	1,215,493,744	42,975,500	1,587,157,050

LIABILITIES:
Payable for collateral on loaned securities	14,169,776	–	–	–

Payable to custodian for cash and foreign currency overdrawn	–	–	–	21,085,476

Payable for investments purchased	–	85,504	–	73,683

Payable for capital shares redeemed	2,179,657	9,204,386	1,286,752	19,909,358

Payable for investment advisory fees	231,115	1,079,803	30,085	1,452,882

Payable for trustees’ fees	12,744	49,961	2,760	78,291

Accrued expenses	242,533	703,865	36,558	1,025,735

Total Liabilities	16,835,825	11,123,519	1,356,155	43,625,425

Net Assets	$256,763,024	$1,204,370,225	$41,619,345	$1,543,531,625

ANALYSIS OF NET ASSETS:
Paid-in capital	$238,857,154	$972,237,262	$28,968,024	$1,017,447,027

Total distributable earnings (loss)	17,905,870	232,132,963	12,651,321	526,084,598

Net Assets	$256,763,024	$1,204,370,225	$41,619,345	$1,543,531,625

Investment Class	$87,212,790	$909,113,130	$23,105,089	$1,036,210,680

Service Class	156,057,348	62,706,437	14,408,035	83,368,160

Consultant Class	6,328,382	30,234,221	2,164,685	160,539,900

Institutional Class	7,164,504	202,316,437	1,941,536	218,267,576

R Class				45,145,309

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	12,717,807	52,164,267	2,124,440	106,684,544

Service Class	23,326,183	3,600,978	1,318,591	8,360,252

Consultant Class	1,102,191	1,901,185	306,813	16,028,846

Institutional Class	1,030,164	11,709,584	178,735	22,779,428

R Class				4,489,340

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$6.86	$17.43	$10.88	$9.71

Service Class[2]	6.69	17.41	10.93	9.97

Consultant Class[3]	5.74	15.90	7.06	10.02

Institutional Class[4]	6.95	17.28	10.86	9.58

R Class[4]				10.06

Investments at identified cost	$251,436,242	$870,741,716	$30,658,662	$1,060,528,469

Market value of loaned securities[5]	32,406,788	–	–	516,097

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.
[5]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 75

Statements of Changes in Net Assets

	Royce Dividend Value Fund		Royce Global Financial Services Fund		Royce International Premier Fund

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$2,012,643	$2,280,180	$367,171	$471,327	$2,263,660	$237,349

Net realized gain (loss) on investments and
foreign currency	12,616,968	18,297,291	2,979,071	2,858,049	8,070,741	3,680,377

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(40,185,073)	18,224,489	(9,527,242)	7,231,886	(49,866,583)	27,102,687

Net increase (decrease) in net assets from
investment operations	(25,555,462)	38,801,960	(6,181,000)	10,561,262	(39,532,182)	31,020,413

DISTRIBUTIONS:
Total distributable earnings[1]

Investment Class	(12,605,262)				(1,380,251)

Service Class	(3,997,819)		(3,729,655)		–

Consultant Class	(122,078)				–

Institutional Class	(380,526)		(783,011)		(136,828)

R Class					–

Net investment income

Investment Class		(1,688,912)				(1,090,465)

Service Class		(846,970)		(986,382)		(339,271)

Consultant Class		(4,237)				(16,145)

Institutional Class		(18,851)		(167,148)

R Class						(528)

K Class						–

Net realized gain on investments and
foreign currency

Investment Class		(14,477,583)				–

Service Class		(7,304,418)		(662,198)		–

Consultant Class		(181,382)				–

Institutional Class		(130,731)		(120,249)

R Class						–

K Class						–

Total distributions	(17,105,685)	(24,653,084)	(4,512,666)	(1,935,977)	(1,517,079)	(1,446,409)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(1,874,541)	16,740,068			213,971,721	70,906,431

Service Class	(21,458,903)	(64,897,762)	(6,175,338)	(3,795,110)	(6,987,199)	(5,164,114)

Consultant Class	146,686	(143,060)			613,402	2,132,432

Institutional Class	2,872,340	243,028	126,326	871,153	34,743,935

R Class					(72,570)	1,636

K Class						(24,050)

Shareholder redemption fees

Investment Class	354	685			2,207	124

Service Class	65	297	1,770	803	4,049	1,070

Net increase (decrease) in net assets from capital
share transactions	(20,313,999)	(48,056,744)	(6,047,242)	(2,923,154)	242,275,545	67,853,529

Net Increase (Decrease) In Net Assets	(62,975,146)	(33,907,868)	(16,740,908)	5,702,131	201,226,284	97,427,533

NET ASSETS:

Beginning of year	183,496,479	217,404,347	55,804,914	50,102,783	161,027,670	63,600,137

End of year	$120,521,333	$183,496,479	$39,064,006	$55,804,914	$362,253,954	$161,027,670

Undistributed Net Investment Income (Loss) at
End of Year[2]		$1		$(704,412)		$(2,062,792)

[1]	Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Notes to Financial Statements.
[2]	Parenthetical disclosure of undistributed net investment income is no longer required. See Notes to Financial Statements.

76 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Low-Priced Stock Fund		Royce Micro-Cap Fund		Royce Micro-Cap Opportunity Fund

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,133,831)	$(291,010)	$(1,071,296)	$(942,398)	$(403,911)	$(367,349)

Net realized gain (loss) on investments and
foreign currency	35,163,344	15,097,585	17,269,067	10,296,764	6,296,456	7,858,653

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(52,982,915)	10,250,496	(28,935,176)	1,327,812	(9,402,817)	3,535,862

Net increase (decrease) in net assets from
investment operations	(18,953,402)	25,057,071	(12,737,405)	10,682,178	(3,510,272)	11,027,166

DISTRIBUTIONS:
Total distributable earnings[1]

Investment Class	(8,649,166)		(14,965,777)		(6,619,877)

Service Class	(28,763,572)		(1,066,109)		–

Consultant Class			(2,112,496)

Institutional Class	–

R Class	–

Net investment income

Investment Class		(85,079)		(86,233)		–

Service Class		–		–		–

Consultant Class				–

Institutional Class		–

R Class		–

K Class		–

Net realized gain on investments and
foreign currency

Investment Class		(3,133,238)		(12,264,977)		(3,626,362)

Service Class		(13,190,619)		(1,040,573)		(92,454)

Consultant Class				(1,796,683)

Institutional Class		(510,913)

R Class		(63,719)

K Class		–

Total distributions	(37,412,738)	(16,983,568)	(18,144,382)	(15,188,466)	(6,619,877)	(3,718,816)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	7,272,812	30,348,947	(24,536,300)	(22,312,303)	(17,699,350)	(6,319,564)

Service Class	(10,675,180)	(80,488,211)	(4,025,626)	(3,223,507)	(1,104,544)	3,024

Consultant Class			(3,995,491)	(8,442,359)

Institutional Class	(5,851,516)	(7,324,047)

R Class	(1,044,390)	(11,249)

K Class		(1,100,085)

Shareholder redemption fees

Investment Class	–	1	25	101	524	40

Service Class	371	1,313	400	1	–	268

Net increase (decrease) in net assets from capital
share transactions	(10,297,903)	(58,573,331)	(32,556,992)	(33,978,067)	(18,803,370)	(6,316,232)

Net Increase (Decrease) In Net Assets	(66,664,043)	(50,499,828)	(63,438,779)	(38,484,355)	(28,933,519)	992,118

NET ASSETS:

Beginning of year	268,690,171	319,189,999	205,211,281	243,695,636	47,121,927	46,129,809

End of year	$202,026,128	$268,690,171	$141,772,502	$205,211,281	$18,188,408	$47,121,927

Undistributed Net Investment Income (Loss) at
End of Year[2]		$(836,737)		$(391,832)		$(170)

[1]	Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Notes to Financial Statements.
[2]	Parenthetical disclosure of undistributed net investment income is no longer required. See Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 77

Statements of Changes in Net Assets

	Royce Opportunity Fund		Royce Pennsylvania Mutual Fund		Royce Premier Fund

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$(4,033,771)	$(4,431,770)	$2,940,631	$6,440,543	$2,121,899	$(492,893)

Net realized gain (loss) on investments and
foreign currency	191,294,014	216,170,387	300,733,207	488,742,487	429,412,796	459,154,057

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(410,163,454)	90,098,545	(476,364,644)	(154,036,247)	(629,691,624)	29,910,588

Net increase (decrease) in net assets from
investment operations	(222,903,211)	301,837,162	(172,690,806)	341,146,783	(198,156,929)	488,571,752

DISTRIBUTIONS:
Total distributable earnings[1]

Investment Class	(54,326,168)		(250,290,314)		(343,875,339)

Service Class	(4,760,005)		(6,860,517)		(9,798,555)

Consultant Class	(996,034)		(50,324,521)		(4,962,544)

Institutional Class	(22,358,870)		(12,015,566)		(45,506,838)

W Class					–

R Class	(2,423,347)		(1,931,480)		(2,176,396)

K Class	–		–

Net investment income

Investment Class		–		(7,987,534)		(1,809,066)

Service Class		–		–		–

Consultant Class		–		–		–

Institutional Class		–		(388,357)		(410,543)

W Class						–

R Class		–		–		–

K Class		–		–

Net realized gain on investments and
foreign currency

Investment Class		(108,241,208)		(285,042,653)		(267,764,787)

Service Class		(12,864,359)		(10,218,444)		(7,252,558)

Consultant Class		(2,689,459)		(63,150,785)		(4,144,802)

Institutional Class		(83,520,830)		(12,499,024)		(33,418,762)

W Class						(4,597,603)

R Class		(5,143,569)		(2,671,936)		(1,727,921)

K Class		(1,024,733)		(494,633)

Total distributions	(84,864,424)	(213,484,158)	(321,422,398)	(382,453,366)	(406,319,672)	(321,126,042)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(48,887,275)	9,573,855	(35,970,327)	(542,378)	(68,385,184)	81,514,928

Service Class	(30,180,961)	18,697,997	(12,430,134)	(45,893,771)	1,871,516	4,336,691

Consultant Class	(6,974,656)	(1,650,429)	(33,550,757)	(29,481,038)	(2,498,476)	(2,058,012)

Institutional Class	(334,335,230)	19,603,227	49,826,835	(210,408,701)	15,591,155	(15,282,802)

W Class					(32,627,052)	(133,231,371)

R Class	(3,932,968)	(1,661,406)	(2,160,705)	(1,566,030)	192,909	(2,049,376)

K Class	(7,623,085)	613,559	(2,826,318)	(330,664)

Shareholder redemption fees

Investment Class	1,927	882	1,208	3,623	3,844	1,501

Service Class	4,255	1,535	1,416	3,258	37	210

Net increase (decrease) in net assets from capital
share transactions	(431,927,993)	45,179,220	(37,108,782)	(288,215,701)	(85,851,251)	(66,768,231)

Net Increase (Decrease) In Net Assets	(739,695,628)	133,532,224	(531,221,986)	(329,522,284)	(690,327,852)	100,677,479

NET ASSETS:

Beginning of year	1,608,924,160	1,475,391,936	2,110,306,148	2,439,828,432	2,359,812,456	2,259,134,977

End of year	$869,228,532	$1,608,924,160	$1,579,084,162	$2,110,306,148	$1,669,484,604	$2,359,812,456

Undistributed Net Investment Income (Loss) at
End of Year[2]		$(1,476,027)		$(1,135,644)		$(2)

[1]	Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Notes to Financial Statements.
[2]	Parenthetical disclosure of undistributed net investment income is no longer required. See Notes to Financial Statements.

78 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Small-Cap Leaders Fund		Royce Small-Cap Value Fund		Royce Small/Mid-Cap Premier Fund

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$76,051	$416,289	$447,552	$847,504	$(30,175)	$255,723

Net realized gain (loss) on investments and
foreign currency	7,446,125	13,922,956	20,466,232	25,191,109	24,817,472	27,250,361

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(15,563,281)	(5,697,082)	(34,834,657)	(24,332,356)	(53,745,845)	12,933,995

Net increase (decrease) in net assets from
investment operations	(8,041,105)	8,642,163	(13,920,873)	1,706,257	(28,958,548)	40,440,079

DISTRIBUTIONS:
Total distributable earnings[1]

Investment Class	(5,464,311)		(7,078,045)		(12,787,440)

Service Class	(5,395,282)		(13,404,578)		(16,958,635)

Consultant Class			(1,153,070)		(1,321,031)

Institutional Class			–

R Class	–		(944,360)		–

K Class			–

Net investment income

Investment Class		(283,985)		(381,978)		(118,389)

Service Class		(137,349)		(408,089)		–

Consultant Class				–		–

Institutional Class				(7,395)

R Class		–		–		–

K Class		–		(2,874)		–

Net realized gain on investments and
foreign currency

Investment Class		(6,411,507)		(2,247,083)		(9,480,846)

Service Class		(5,651,383)		(5,138,678)		(13,095,068)

Consultant Class				(444,590)		(1,217,825)

Institutional Class				(134,011)

R Class		(257,152)		(500,452)		(253,421)

K Class		–		(68,590)		–

Total distributions	(10,859,593)	(12,741,376)	(22,580,053)	(9,333,740)	(31,067,106)	(24,165,549)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(6,336,974)	(1,951,684)	2,085,467	(6,999,180)	7,358,264	(11,893,481)

Service Class	(2,266,894)	(9,943,272)	(19,031,191)	(61,247,469)	4,785,777	(17,897,723)

Consultant Class			(1,459,212)	(3,351,678)	(1,419,436)	(2,055,396)

Institutional Class			(3,864,348)	(115,759,482)

R Class	(1,817,087)	34,966	(4,756,940)	(3,502,573)	(2,143,847)	140,638

K Class		(507,282)	(1,969,073)	(1,014,434)		(4,272,121)

Shareholder redemption fees

Investment Class	–	–	2	2	298	56

Service Class	–	9	473	215	382	31

Net increase (decrease) in net assets from capital
share transactions	(10,420,955)	(12,367,263)	(28,994,822)	(191,874,599)	8,581,438	(35,977,996)

Net Increase (Decrease) In Net Assets	(29,321,653)	(16,466,476)	(65,495,748)	(199,502,082)	(51,444,216)	(19,703,466)

NET ASSETS:

Beginning of year	84,557,546	101,024,022	251,678,386	451,180,468	206,604,689	226,308,155

End of year	$55,235,893	$84,557,546	$186,182,638	$251,678,386	$155,160,473	$206,604,689

Undistributed Net Investment Income (Loss) at
End of Year[2]		$(1,148)		$72,017		$2,410

[1]	Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Notes to Financial Statements.
[2]	Parenthetical disclosure of undistributed net investment income is no longer required. See Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 79

Statements of Changes in Net Assets

	Royce Smaller-Companies Growth Fund		Royce Special Equity Fund

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,871,983)	$(3,551,983)	$14,296,007	$7,799,885

Net realized gain (loss) on investments and foreign currency	59,623,708	79,279,642	128,379,606	93,712,628

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(83,719,682)	(9,991,302)	(286,833,332)	12,284,811

Net increase (decrease) in net assets from investment operations	(26,967,957)	65,736,357	(144,157,719)	113,797,324

DISTRIBUTIONS:
Total distributable earnings[1]

Investment Class	(29,890,884)		(113,623,179)

Service Class	(51,970,195)		(7,307,745)

Consultant Class	(2,217,718)		(3,348,220)

Institutional Class	(2,394,890)		(22,075,060)

R Class	–

Net investment income

Investment Class		–		(5,996,532)

Service Class		–		(342,321)

Consultant Class		–		–

Institutional Class		–		(1,491,423)

R Class		–

K Class		–

Net realized gain on investments and foreign currency

Investment Class		(21,690,840)		(87,581,521)

Service Class		(40,468,096)		(8,430,728)

Consultant Class		(1,837,925)		(3,556,231)

Institutional Class		(1,658,704)		(18,778,224)

R Class		(121,248)

K Class		–

Total distributions	(86,473,687)	(65,776,813)	(146,354,204)	(126,176,980)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	6,715,178	25,645,877	(11,589,585)	(73,416,864)

Service Class	(3,929,820)	(60,569,518)	(29,107,261)	(18,993,676)

Consultant Class	(834,711)	(326,137)	(8,996,204)	(3,257,402)

Institutional Class	1,069,284	(12,235,750)	686,503	41,944,286

R Class	(595,855)	(199,205)

K Class		(210,263)

Shareholder redemption fees

Investment Class	–	2	4,643	4,736

Service Class	370	1,059	1,015	874

Net increase (decrease) in net assets from capital share transactions	2,424,446	(47,893,935)	(49,000,889)	(53,718,046)

Net Increase (Decrease) In Net Assets	(111,017,198)	(47,934,391)	(339,512,812)	(66,097,702)

NET ASSETS:

Beginning of year	367,780,222	415,714,613	1,543,883,037	1,609,980,739

End of year	$256,763,024	$367,780,222	$1,204,370,225	$1,543,883,037

Undistributed Net Investment Income (Loss) at End of Year[2]		$(759,557)		$9,620

[1]	Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Notes to Financial Statements.
[2]	Parenthetical disclosure of undistributed net investment income is no longer required. See Notes to Financial Statements.

80 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Special Equity Multi-Cap Fund		Royce Total Return Fund

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$760,151	$971,383	$28,615,219	$23,921,732

Net realized gain (loss) on investments and foreign currency	11,829,017	3,720,016	350,348,950	408,831,782

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(20,157,128)	11,167,655	(622,350,876)	(108,501,062)

Net increase (decrease) in net assets from investment operations	(7,567,960)	15,859,054	(243,386,707)	324,252,452

DISTRIBUTIONS:
Total distributable earnings[1]

Investment Class	(6,316,562)		(225,309,236)

Service Class	(4,231,108)		(16,161,811)

Consultant Class	(560,232)		(31,360,737)

Institutional Class	(456,053)		(44,088,716)

W Class			(278,190)

R Class			(8,404,156)

K Class			(58,255)

Net investment income

Investment Class		(391,717)		(14,671,278)

Service Class		(152,606)		(628,984)

Consultant Class		(21,715)		–

Institutional Class		(413,349)		(4,157,749)

W Class				(752,370)

R Class				(128,596)

K Class				(139,421)

Net realized gain on investments and foreign currency

Investment Class		(778,005)		(185,609,966)

Service Class		(455,851)		(11,988,461)

Consultant Class		(81,754)		(29,213,594)

Institutional Class		(752,887)		(36,590,353)

W Class				(11,357,934)

R Class				(6,415,999)

K Class				(4,389,812)

Total distributions	(11,563,955)	(3,047,884)	(325,661,101)	(306,044,517)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(8,148,370)	1,984,319	(123,762,427)	(295,781,143)

Service Class	(3,284,931)	(16,693,774)	13,551,539	(45,762,084)

Consultant Class	(1,081,191)	(1,317,152)	(28,831,097)	(19,333,580)

Institutional Class	(34,893,676)	(3,303,018)	(14,128,910)	(116,618,839)

W Class			(98,540,528)	16,885,446

R Class			5,579,991	1,068,022

K Class			(37,154,510)	(3,354,130)

Shareholder redemption fees

Investment Class	–	195	1,812	1,178

Service Class	1	3	6,244	3,101

Net increase (decrease) in net assets from capital share transactions	(47,408,167)	(19,329,427)	(283,277,886)	(462,892,029)

Net Increase (Decrease) In Net Assets	(66,540,082)	(6,518,257)	(852,325,694)	(444,684,094)

NET ASSETS:

Beginning of year	108,159,427	114,677,684	2,395,857,319	2,840,541,413

End of year	$41,619,345	$108,159,427	$1,543,531,625	$2,395,857,319

Undistributed Net Investment Income (Loss) at End of Year[2]		$253		$1,717,903

[1]	Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Notes to Financial Statements.
[2]	Parenthetical disclosure of undistributed net investment income is no longer required. See Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 81

Statements of Operations

		Royce Global
	Royce Dividend	Financial Services	Royce International	Royce Low-Priced
	Value Fund	Fund	Premier Fund	Stock Fund

INVESTMENT INCOME:
INCOME:

Dividends	$4,045,482	$1,189,317	$5,912,442	$2,465,029

Foreign withholding tax	(151,989)	(64,755)	(582,614)	(51,801)

Interest	11,771	5,360	55,670	46,098

Securities lending	–	–	–	106,373

Total income	3,905,264	1,129,922	5,385,498	2,565,699

EXPENSES:

Investment advisory fees	1,421,965	537,693	2,507,723	2,571,299

Distribution fees	132,545	113,085	207,398	499,061

Shareholder servicing	234,044	77,229	236,940	391,889

Administrative and office facilities	60,113	23,824	67,060	85,764

Registration	54,944	30,409	102,268	48,801

Custody	52,640	37,389	147,970	47,594

Audit	43,644	33,749	41,239	37,350

Shareholder reports	40,141	14,073	49,985	83,478

Trustees’ fees	22,120	7,156	28,062	33,203

Legal	5,381	1,652	17,069	7,944

Other expenses	14,110	6,937	22,358	18,206

Total expenses	2,081,647	883,196	3,428,072	3,824,589

Compensating balance credits	(1,744)	(761)	(1,603)	(6,327)

Fees waived by investment adviser and distributor	(152,867)	(97,588)	(276,043)	(24,971)

Expenses reimbursed by investment adviser	(34,415)	(22,096)	(28,588)	(93,761)

Net expenses	1,892,621	762,751	3,121,838	3,699,530

Net investment income (loss)	2,012,643	367,171	2,263,660	(1,133,831)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	12,623,503	2,987,784	8,178,251	35,188,199

Foreign currency transactions	(6,535)	(8,713)	(107,510)	(24,855)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments	(40,184,899)	(9,602,524)	(50,275,577)	(52,983,119)

Other assets and liabilities denominated in foreign currency	(174)	75,282	408,994	204

Net realized and unrealized gain (loss) on investments and foreign currency	(27,568,105)	(6,548,171)	(41,795,842)	(17,819,571)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(25,555,462)	$(6,181,000)	$(39,532,182)	$(18,953,402)

82 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2018

				Royce
	Royce Micro-Cap	Royce Micro-Cap	Royce Opportunity	Pennsylvania
	Fund	Opportunity Fund	Fund	Mutual Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$1,814,692	$127,698	$10,563,782	$24,581,018

Affiliated Companies	–	–	–	195,483

Foreign withholding tax	(42,378)	–	–	(510,433)

Interest	22,233	9,464	281,603	454,825

Securities lending	181,632	–	1,016,008	614,664

Total income	1,976,179	137,162	11,861,393	25,335,557

EXPENSES:

Investment advisory fees	2,341,557	434,461	13,093,348	15,435,767

Distribution fees	256,920	2,381	552,873	3,572,101

Shareholder servicing	211,198	45,544	1,082,790	1,663,556

Administrative and office facilities	65,512	20,927	444,561	627,420

Registration	42,881	33,557	81,807	80,023

Custody	29,241	15,503	143,286	202,428

Audit	34,904	25,194	46,627	50,331

Shareholder reports	73,737	4,648	167,491	343,820

Trustees’ fees	24,434	5,827	180,461	261,106

Legal	5,931	1,384	44,006	64,480

Other expenses	14,982	4,925	92,461	132,011

Total expenses	3,101,297	594,351	15,929,711	22,433,043

Compensating balance credits	(6,567)	(312)	(12,672)	(36,699)

Expenses reimbursed by investment adviser	(47,255)	(52,966)	(21,875)	(1,418)

Net expenses	3,047,475	541,073	15,895,164	22,394,926

Net investment income (loss)	(1,071,296)	(403,911)	(4,033,771)	2,940,631

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	17,270,697	6,296,456	197,077,173	299,645,876

Investments in Affiliated Companies	–	–	(5,783,453)	1,101,984

Foreign currency transactions	(1,630)	–	294	(14,653)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies	(28,932,947)	(9,402,817)	(414,535,069)	(471,384,762)

Investments in Affiliated Companies	–	–	4,371,615	(4,976,463)

Other assets and liabilities denominated in foreign currency	(2,229)	–	–	(3,419)

Net realized and unrealized gain (loss) on investments and foreign currency	(11,666,109)	(3,106,361)	(218,869,440)	(175,631,437)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(12,737,405)	$(3,510,272)	$(222,903,211)	$(172,690,806)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 83

Statements of Operations

	Royce Premier	Royce Small-Cap	Royce Small-Cap	Royce Small/Mid-
	Fund	Leaders Fund	Value Fund	Cap Premier Fund

INVESTMENT INCOME:
INCOME:

Dividends	$29,083,290	$1,119,815	$3,880,057	$2,097,244

Foreign withholding tax	(682,572)	(35,959)	(37,715)	(6,185)

Interest	391,280	23,178	55,229	81,474

Securities lending	13,485	22,557	6,246	78

Total income	28,805,483	1,129,591	3,903,817	2,172,611

EXPENSES:

Investment advisory fees	22,363,793	775,395	2,320,116	1,622,445

Distribution fees	479,365	91,548	529,356	352,264

Shareholder servicing	1,858,095	96,314	349,402	121,133

Administrative and office facilities	701,446	31,548	79,952	66,695

Registration	101,762	33,599	64,331	42,623

Custody	197,404	21,301	38,901	25,234

Audit	49,213	27,908	30,939	37,571

Shareholder reports	439,269	24,632	56,763	58,616

Trustees’ fees	294,747	10,226	29,875	25,035

Legal	69,017	2,478	7,637	6,002

Other expenses	167,106	6,769	19,782	15,339

Total expenses	26,721,217	1,121,718	3,527,054	2,372,957

Compensating balance credits	(18,801)	(1,463)	(3,640)	(6,277)

Fees waived by distributor	(18,832)	(1,825)	(3,592)	(146,097)

Expenses reimbursed by investment adviser	–	(64,890)	(63,557)	(17,797)

Net expenses	26,683,584	1,053,540	3,456,265	2,202,786

Net investment income (loss)	2,121,899	76,051	447,552	(30,175)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	431,165,368	7,451,138	20,466,667	24,820,101

Investments in Affiliated Companies	(1,680,592)	–	–	–

Foreign currency transactions	(71,980)	(5,013)	(435)	(2,629)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies	(604,311,213)	(15,563,033)	(34,834,687)	(53,745,945)

Investments in Affiliated Companies	(25,355,756)	–	–	–

Other assets and liabilities denominated in foreign currency	(24,655)	(248)	30	100

Net realized and unrealized gain (loss) on investments and foreign currency	(200,278,828)	(8,117,156)	(14,368,425)	(28,928,373)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(198,156,929)	$(8,041,105)	$(13,920,873)	$(28,958,548)

84 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2018

	Royce Smaller-		Royce Special
	Companies Growth	Royce Special	Equity Multi-Cap	Royce Total Return
	Fund	Equity Fund	Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$1,493,618	$17,213,562	$1,560,982	$57,070,259

Affiliated Companies	–	13,473,117	–	–

Foreign withholding tax	(8,985)	–	–	(964,278)

Interest	67,218	629,778	26,077	650,398

Securities lending	503,687	–	–	82,951

Total income	2,055,538	31,316,457	1,587,059	56,839,330

EXPENSES:

Investment advisory fees	3,509,847	14,104,333	639,711	21,606,876

Distribution fees	629,694	584,696	87,744	2,788,688

Shareholder servicing	455,512	1,183,571	57,620	1,889,775

Administrative and office facilities	114,846	441,932	34,603	692,145

Registration	59,576	74,707	53,386	92,190

Custody	48,682	118,722	13,890	249,206

Audit	33,489	40,890	27,968	55,146

Shareholder reports	95,334	252,842	7,104	386,624

Trustees’ fees	45,499	182,586	11,004	284,925

Legal	10,895	43,590	2,799	69,805

Other expenses	24,479	90,249	8,265	170,674

Total expenses	5,027,853	17,118,118	944,094	28,286,054

Compensating balance credits	(5,997)	(15,563)	(808)	(21,573)

Fees waived by investment adviser and distributor	(10,967)	–	(65,271)	(40,370)

Expenses reimbursed by investment adviser	(83,368)	(82,105)	(51,107)	–

Net expenses	4,927,521	17,020,450	826,908	28,224,111

Net investment income (loss)	(2,871,983)	14,296,007	760,151	28,615,219

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	59,641,256	125,677,509	11,829,017	351,282,168

Investments in Affiliated Companies	–	2,702,097	–	(945,044)

Foreign currency transactions	(17,548)	–	–	11,826

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies	(83,719,254)	(196,527,752)	(20,157,128)	(621,343,200)

Investments in Affiliated Companies	–	(90,305,580)	–	(1,017,805)

Other assets and liabilities denominated in foreign currency	(428)	–	–	10,129

Net realized and unrealized gain (loss) on investments and foreign currency	(24,095,974)	(158,453,726)	(8,328,111)	(272,001,926)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(26,967,957)	$(144,157,719)	$(7,567,960)	$(243,386,707)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 85

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Dividend Value Fund–Investment Class
2018	$7.56	$0.10	$(1.27)	$(1.17)	$(0.10)	$(0.73)	$(0.83)	$–	$5.56	(16.06)%	$88,036	1.13%	1.13%	1.04%	1.29%	13%

2017	7.18	0.10	1.43	1.53	(0.13)	(1.02)	(1.15)	–	7.56	21.91	121,209	1.13	1.13	1.06	1.24	16

2016	6.84	0.12	1.02	1.14	(0.11)	(0.69)	(0.80)	–	7.18	16.75	99,462	1.16	1.16	1.11	1.64	21

2015	8.12	0.12	(0.57)	(0.45)	(0.13)	(0.70)	(0.83)	–	6.84	(5.54)	116,053	1.24	1.24	1.22	1.49	14

2014	8.90	0.11	(0.29)	(0.18)	(0.10)	(0.50)	(0.60)	–	8.12	(1.90)	176,002	1.21	1.21	1.19	1.25	22

Royce Dividend Value Fund–Service Class
2018	$7.76	$0.07	$(1.29)	$(1.22)	$(0.06)	$(0.75)	$(0.81)	$–	$5.73	(16.24)%	$28,120	1.43%	1.43%	1.34%	1.01%	13%

2017	7.33	0.08	1.46	1.54	(0.07)	(1.04)	(1.11)	–	7.76	21.66	59,641	1.40	1.39	1.31	1.04	16

2016	6.96	0.10	1.04	1.14	(0.08)	(0.69)	(0.77)	–	7.33	16.36	115,547	1.43	1.43	1.37	1.39	21

2015	8.22	0.10	(0.57)	(0.47)	(0.09)	(0.70)	(0.79)	–	6.96	(5.72)	167,165	1.49	1.49	1.47	1.25	14

2014	8.98	0.09	(0.29)	(0.20)	(0.06)	(0.50)	(0.56)	–	8.22	(2.14)	295,560	1.47	1.47	1.44	0.98	22

Royce Dividend Value Fund–Consultant Class[a]
2018	$8.87	$0.02	$(1.48)	$(1.46)	$(0.03)	$(0.85)	$(0.88)	$–	$6.53	(16.93)%	$1,349	3.44%	3.44%	2.09%	0.24%	13%

2017	8.39	0.02	1.68	1.70	(0.03)	(1.19)	(1.22)	–	8.87	20.71	1,534	3.26	3.26	2.09	0.23	16

2016	7.90	0.05	1.17	1.22	(0.04)	(0.69)	(0.73)	–	8.39	15.44	1,572	3.26	3.26	2.14	0.58	21

2015	9.22	0.04	(0.63)	(0.59)	(0.03)	(0.70)	(0.73)	–	7.90	(6.39)	1,886	3.78	3.78	2.24	0.46	14

2014	10.00	0.01	(0.27)	(0.26)	(0.02)	(0.50)	(0.52)	–	9.22	(2.43) [1]	912	9.25 [2]	9.25 [2]	2.24 [2]	0.45 [2]	22

Royce Dividend Value Fund–Institutional Class
2018	$7.46	$0.09	$(1.23)	$(1.14)	$(0.12)	$(0.72)	$(0.84)	$–	$5.48	(15.94)%	$3,016	1.89%	1.89%	0.89%	1.28%	13%

2017	7.09	0.11	1.42	1.53	(0.15)	(1.01)	(1.16)	–	7.46	22.21	1,112	2.79	2.79	0.89	1.43	16

2016	6.78	0.13	1.00	1.13	(0.13)	(0.69)	(0.82)	–	7.09	16.70	823	3.30	3.30	0.93	1.81	21

2015	8.09	0.17	(0.62)	(0.45)	(0.16)	(0.70)	(0.86)	–	6.78	(5.61)	658	1.11	1.11	1.04	1.60	14

2014	8.88	0.12	(0.29)	(0.17)	(0.12)	(0.50)	(0.62)	–	8.09	(1.76)	40,942	1.10	1.10	1.04	1.42	22

Royce Global Financial Services Fund–Service Class
2018	$10.57	$0.07	$(1.45)	$(1.38)	$(0.09)	$(0.92)	$(1.01)	$–	$8.18	(13.41)%	$32,113	1.68%	1.68%	1.49%	0.61%	8%

2017	8.95	0.10	1.90	2.00	(0.23)	(0.15)	(0.38)	–	10.57	22.46	47,197	1.68	1.68	1.49	0.83	19

2016	7.99	0.11	0.92	1.03	(0.05)	(0.02)	(0.07)	–	8.95	12.93	43,629	1.67	1.67	1.49	1.25	37

2015	9.28	0.11	(0.55)	(0.44)	(0.11)	(0.74)	(0.85)	–	7.99	(4.71)	52,013	1.65	1.65	1.49	1.19	46

2014	9.68	0.09	0.22	0.31	(0.06)	(0.65)	(0.71)	–	9.28	3.45	53,707	1.68	1.68	1.49	0.91	41

Royce Global Financial Services Fund–Institutional Class[b]
2018	$13.58	$0.15	$(1.85)	$(1.70)	$(0.14)	$(1.19)	$(1.33)	$–	$10.55	(12.87)%	$6,951	1.43%	1.43%	1.04%	1.06%	8%

2017	11.43	0.15	2.47	2.62	(0.27)	(0.20)	(0.47)	–	13.58	23.01	8,608	1.44	1.44	1.04	1.29	19

2016	10.00	0.18	1.36	1.54	(0.09)	(0.02)	(0.11)	–	11.43	15.41 [1]	6,474	1.85 [2]	1.85 [2]	1.04 [2]	1.82 [2]	37

86 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce International Premier Fund–Investment Class[c]
2018	$13.07	$0.09	$(1.72)	$(1.63)	$(0.05)	$–	$(0.05)	$–	$11.39	(12.45)%	$285,065	1.27%	1.26%	1.16%	1.00%	65%

2017	9.44	(0.10)	3.88	3.78	(0.15)	–	(0.15)	–	13.07	40.08	103,032	1.37	1.37	1.19	0.32	41

2016	9.82	0.10	(0.19)	(0.09)	(0.28)	(0.01)	(0.29)	–	9.44	(0.79)	19,556	1.59	1.59	1.19	0.96	67

2015	8.71	0.16	1.27	1.43	(0.32)	–	(0.32)	–	9.82	16.42	3,623	2.80	2.80	1.38	1.72	67
2014	10.00	0.03	(0.85)	(0.82)	(0.16)	(0.31)	(0.47)	–	8.71	(8.16) [1]	3,481	3.17 [2]	3.17 [2]	1.44 [2]	1.00 [2]	62

Royce International Premier Fund–Service Class
2018	$15.60	$0.11	$(2.10)	$(1.99)	$–	$–	$–	$–	$13.61	(12.76)%	$36,303	1.59%	1.59%	1.44%	0.71%	65%

2017	11.24	0.05	4.42	4.47	(0.11)	–	(0.11)	–	15.60	39.81	48,642	1.65	1.65	1.44	0.28	41

2016	11.64	0.06	(0.19)	(0.13)	(0.26)	(0.01)	(0.27)	–	11.24	(1.06)	38,884	1.84	1.84	1.44	0.66	67

2015	10.28	(0.00)	1.66	1.66	(0.30)	–	(0.30)	–	11.64	16.22	9,015	2.65	2.65	1.60	1.10	67

2014	11.67	0.17	(1.13)	(0.96)	(0.12)	(0.31)	(0.43)	–	10.28	(8.22)	4,045	2.45	2.45	1.69	1.26	62

Royce International Premier Fund–Consultant Class[d]
2018	$16.99	$(0.00)	$(2.28)	$(2.28)	$–	$–	$–	$–	$14.71	(13.42)%	$8,546	2.33%	2.32%	2.19%	(0.00)%	65%

2017	12.27	(0.08)	4.83	4.75	(0.03)	–	(0.03)	–	16.99	38.73	9,281	2.73	2.73	2.19	(0.52)	41

2016	11.59	0.01	0.85	0.86	(0.17)	(0.01)	(0.18)	–	12.27	7.49 [1]	5,086	2.70 [2]	2.70 [2]	2.19 [2]	(0.04) [2]	67

Royce International Premier Fund–Institutional Class[e]
2018	$12.98	$(0.00)	$(1.53)	$(1.53)	$(0.06)	$–	$(0.06)	$–	$11.39	(11.78)% [1]	$32,340	1.34% [2]	1.34% [2]	1.04% [2]	0.84% [2]	65%

Royce Low-Priced Stock Fund–Investment Class
2018	$8.49	$(0.02)	$(0.70)	$(0.72)	$–	$(1.40)	$(1.40)	$–	$6.37	(9.04)%	$46,430	1.32%	1.31%	1.24%	(0.27)%	58%

2017	8.26	(0.00)	0.80	0.80	(0.02)	(0.55)	(0.57)	–	8.49	9.86	52,912	1.30	1.30	1.24	0.12	26

2016	7.77	0.04	1.24	1.28	(0.06)	(0.73)	(0.79)	–	8.26	16.42	22,852	1.31	1.31	1.24	0.39	34

2015	9.46	0.00	(0.97)	(0.97)	–	(0.72)	(0.72)	–	7.77	(10.21)	28,732	1.28	1.28	1.24	0.03	53

2014	13.60	0.06	(0.58)	(0.52)	(0.01)	(3.61)	(3.62)	–	9.46	(3.15)	50,371	1.25	1.25	1.24	0.46	29

Royce Low-Priced Stock Fund–Service Class
2018	$8.46	$(0.04)	$(0.70)	$(0.74)	$–	$(1.39)	$(1.39)	$–	$6.33	(9.31)%	$155,596	1.53%	1.53%	1.49%	(0.49)%	58%

2017	8.23	(0.01)	0.79	0.78	–	(0.55)	(0.55)	–	8.46	9.67	209,369	1.52	1.52	1.49	(0.13)	26

2016	7.75	0.02	1.23	1.25	(0.04)	(0.73)	(0.77)	–	8.23	16.09	281,873	1.52	1.52	1.49	0.14	34

2015	9.46	(0.02)	(0.97)	(0.99)	–	(0.72)	(0.72)	–	7.75	(10.42)	316,475	1.49	1.49	1.47	(0.20)	53

2014	13.62	0.03	(0.58)	(0.55)	–	(3.61)	(3.61)	–	9.46	(3.37)	520,905	1.55	1.55	1.49	0.21	29

Royce Micro-Cap Fund–Investment Class
2018	$11.64	$(0.05)	$(0.94)	$(0.99)	$–	$(1.30)	$(1.30)	$–	$9.35	(8.94)%	$117,040	1.50%	1.50%	1.49%	(0.43)%	24%

2017	11.92	(0.03)	0.66	0.63	(0.01)	(0.90)	(0.91)	–	11.64	5.43	166,935	1.51	1.51	1.49	(0.28)	26

2016	11.09	0.01	2.18	2.19	(0.06)	(1.30)	(1.36)	–	11.92	19.74	192,731	1.48	1.48	1.48	0.03	38

2015	14.47	0.02	(1.96)	(1.94)	–	(1.44)	(1.44)	–	11.09	(13.32)	219,272	1.51	1.51	1.51	0.15	41

2014	16.68	(0.08)	(0.65)	(0.73)	–	(1.48)	(1.48)	–	14.47	(4.13)	414,120	1.52	1.52	1.52	(0.49)	18

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 87

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Fund–Service Class
2018	$11.41	$(0.07)	$(0.91)	$(0.98)	$–	$(1.28)	$(1.28)	$–	$9.15	(9.09)%	$8,053	1.90%	1.89%	1.61%	(0.56)%	24%

2017	11.69	(0.05)	0.65	0.60	–	(0.88)	(0.88)	–	11.41	5.32	13,880	1.86	1.86	1.61	(0.40)	26

2016	10.90	(0.01)	2.15	2.14	(0.05)	(1.30)	(1.35)	–	11.69	19.59	17,343	1.83	1.83	1.61	(0.11)	38

2015	14.26	0.00	(1.92)	(1.92)	–	(1.44)	(1.44)	–	10.90	(13.37)	20,538	1.80	1.80	1.63	0.01	41

2014	16.48	(0.10)	(0.65)	(0.75)	–	(1.48)	(1.48)	0.01	14.26	(4.24)	38,645	1.77	1.77	1.66	(0.63)	18

Royce Micro-Cap Fund–Consultant Class
2018	$9.10	$(0.14)	$(0.72)	$(0.86)	$–	$(1.01)	$(1.01)	$–	$7.23	(9.93)%	$16,680	2.56%	2.56%	2.56%	(1.50)%	24%

2017	9.41	(0.13)	0.53	0.40	–	(0.71)	(0.71)	–	9.10	4.35	24,396	2.54	2.54	2.54	(1.34)	26

2016	9.04	(0.09)	1.76	1.67	–	(1.30)	(1.30)	–	9.41	18.48	33,622	2.53	2.53	2.53	(1.02)	38

2015	12.23	(0.10)	(1.65)	(1.75)	–	(1.44)	(1.44)	–	9.04	(14.21)	41,024	2.54	2.54	2.54	(0.90)	41

2014	14.48	(0.20)	(0.57)	(0.77)	–	(1.48)	(1.48)	–	12.23	(5.03)	75,868	2.48	2.48	2.48	(1.45)	18

Royce Micro-Cap Opportunity Fund–Investment Class
2018	$19.76	$(0.19)	$(2.20)	$(2.39)	$–	$(5.50)	$(5.50)	$–	$11.87	(13.96)%	$18,188	1.32%	1.32%	1.24%	(0.92)%	52%

2017	17.19	(0.14)	4.38	4.24	–	(1.67)	(1.67)	–	19.76	24.92	45,992	1.28	1.28	1.24	(0.75)	70

2016	13.88	(0.08)	3.39	3.31	–	–	–	–	17.19	23.85	45,135	1.30	1.30	1.24	(0.55)	83

2015	16.52	(0.09)	(2.55)	(2.64)	–	(0.00)	(0.00)	–	13.88	(15.98)	34,437	1.39	1.39	1.25	(0.58)	105

2014	17.93	(0.11)	(0.81)	(0.92)	–	(0.51)	(0.51)	0.02	16.52	(4.97)	18,221	1.56	1.56	1.28	(0.60)	131

Royce Opportunity Fund–Investment Class
2018	$13.58	$(0.04)	$(2.61)	$(2.65)	$–	$(1.01)	$(1.01)	$–	$9.92	(19.97)%	$557,003	1.20%	1.20%	1.20%	(0.30)%	47%

2017	12.85	(0.04)	2.79	2.75	–	(2.02)	(2.02)	–	13.58	21.88	805,660	1.18	1.18	1.18	(0.28)	43

2016	10.57	(0.02)	3.19	3.17	–	(0.89)	(0.89)	–	12.85	29.86	751,184	1.19	1.19	1.19	(0.18)	26

2015	13.46	(0.03)	(1.80)	(1.83)	–	(1.06)	(1.06)	–	10.57	(13.57)	746,052	1.17	1.17	1.17	(0.27)	27

2014	15.54	(0.05)	(0.09)	(0.14)	–	(1.94)	(1.94)	–	13.46	(0.48)	1,284,044	1.14	1.14	1.14	(0.30)	36

Royce Opportunity Fund–Service Class
2018	$12.66	$(0.07)	$(2.42)	$(2.49)	$–	$(0.94)	$(0.94)	$–	$9.23	(20.14)%	$48,797	1.52%	1.52%	1.49%	(0.59)%	47%

2017	12.02	(0.08)	2.61	2.53	–	(1.89)	(1.89)	–	12.66	21.46	96,663	1.53	1.53	1.49	(0.61)	43

2016	9.95	(0.05)	3.01	2.96	–	(0.89)	(0.89)	–	12.02	29.61	73,517	1.53	1.53	1.49	(0.48)	26

2015	12.80	(0.07)	(1.72)	(1.79)	–	(1.06)	(1.06)	–	9.95	(13.96)	100,918	1.49	1.49	1.49	(0.59)	27

2014	14.92	(0.09)	(0.09)	(0.18)	–	(1.94)	(1.94)	–	12.80	(0.74)	155,085	1.47	1.47	1.47	(0.64)	36

Royce Opportunity Fund–Consultant Class
2018	$11.19	$(0.16)	$(2.12)	$(2.28)	$–	$(0.82)	$(0.82)	$–	$8.09	(20.81)%	$9,831	2.30%	2.29%	2.29%	(1.39)%	47%

2017	10.71	(0.16)	2.31	2.15	–	(1.67)	(1.67)	–	11.19	20.50	20,574	2.27	2.27	2.27	(1.37)	43

2016	9.01	(0.12)	2.71	2.59	–	(0.89)	(0.89)	–	10.71	28.59	21,116	2.28	2.28	2.28	(1.27)	26

2015	11.79	(0.15)	(1.57)	(1.72)	–	(1.06)	(1.06)	–	9.01	(14.56)	19,464	2.26	2.26	2.26	(1.34)	27

2014	14.02	(0.19)	(0.10)	(0.29)	–	(1.94)	(1.94)	–	11.79	(1.61)	20,518	2.24	2.24	2.24	(1.40)	36

88 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund–Institutional Class
2018	$13.84	$(0.02)	$(2.66)	$(2.68)	$–	$(1.03)	$(1.03)	$–	$10.13	(19.83)%	$227,261	1.08%	1.08%	1.08%	(0.17)%	47%

2017	13.08	(0.02)	2.84	2.82	–	(2.06)	(2.06)	–	13.84	22.02	639,057	1.07	1.07	1.07	(0.17)	43

2016	10.74	(0.01)	3.24	3.23	–	(0.89)	(0.89)	–	13.08	29.94	583,975	1.07	1.07	1.07	(0.06)	26

2015	13.64	(0.02)	(1.82)	(1.84)	–	(1.06)	(1.06)	–	10.74	(13.46)	600,945	1.05	1.05	1.05	(0.15)	27

2014	15.71	(0.03)	(0.10)	(0.13)	–	(1.94)	(1.94)	–	13.64	(0.41)	799,131	1.03	1.03	1.03	(0.20)	36

Royce Opportunity Fund–R Class
2018	$12.25	$(0.11)	$(2.33)	$(2.44)	$–	$(0.91)	$(0.91)	$–	$8.90	(20.42)%	$26,337	1.84%	1.84%	1.84%	(0.93)%	47%

2017	11.67	(0.12)	2.53	2.41	–	(1.83)	(1.83)	–	12.25	21.06	39,311	1.82	1.82	1.82	(0.92)	43

2016	9.72	(0.08)	2.92	2.84	–	(0.89)	(0.89)	–	11.67	29.08	38,902	1.82	1.82	1.82	(0.81)	26

2015	12.56	(0.11)	(1.67)	(1.78)	–	(1.06)	(1.06)	–	9.72	(14.15)	32,599	1.82	1.82	1.82	(0.90)	27

2014	14.73	(0.13)	(0.10)	(0.23)	–	(1.94)	(1.94)	–	12.56	(1.12)	33,699	1.78	1.78	1.78	(0.93)	36

Royce Pennsylvania Mutual Fund–Investment Class
2018	$10.52	$0.04	$(0.97)	$(0.93)	$(0.02)	$(1.82)	$(1.84)	$–	$7.75	(9.66)%	$1,203,967	0.92%	0.92%	0.92%	0.33%	35%

2017	11.02	0.06	1.68	1.74	(0.06)	(2.18)	(2.24)	–	10.52	16.24	1,622,523	0.92	0.92	0.92	0.47	27

2016	9.33	0.07	2.41	2.48	(0.04)	(0.75)	(0.79)	–	11.02	26.47	1,671,848	0.92	0.92	0.92	0.60	18

2015	13.00	0.09	(1.58)	(1.49)	(0.10)	(2.08)	(2.18)	–	9.33	(11.43)	1,925,419	0.92	0.92	0.92	0.58	21

2014	14.73	0.06	(0.21)	(0.15)	(0.04)	(1.54)	(1.58)	–	13.00	(0.70)	3,869,579	0.91	0.91	0.91	0.35	21

Royce Pennsylvania Mutual Fund–Service Class
2018	$10.56	$(0.01)	$(0.96)	$(0.97)	$–	$(1.82)	$(1.82)	$–	$7.77	(9.96)%	$32,191	1.30%	1.30%	1.30%	(0.07)%	35%

2017	11.03	0.01	1.69	1.70	–	(2.17)	(2.17)	–	10.56	15.88	54,938	1.27	1.27	1.27	0.07	27

2016	9.35	0.03	2.41	2.44	(0.01)	(0.75)	(0.76)	–	11.03	25.99	100,598	1.26	1.26	1.26	0.27	18

2015	12.96	0.05	(1.56)	(1.51)	(0.02)	(2.08)	(2.10)	–	9.35	(11.57)	102,341	1.23	1.23	1.23	0.29	21

2014	14.69	0.00	(0.19)	(0.19)	–	(1.54)	(1.54)	–	12.96	(1.04)	333,548	1.23	1.23	1.23	0.03	21

Royce Pennsylvania Mutual Fund–Consultant Class
2018	$8.46	$(0.06)	$(0.77)	$(0.83)	$–	$(1.45)	$(1.45)	$–	$6.18	(10.56)%	$249,004	1.93%	1.93%	1.93%	(0.69)%	35%

2017	8.90	(0.05)	1.35	1.30	–	(1.74)	(1.74)	–	8.46	15.06	361,569	1.93	1.92	1.92	(0.54)	27

2016	7.70	(0.03)	1.98	1.95	–	(0.75)	(0.75)	–	8.90	25.20	402,114	1.94	1.94	1.94	(0.42)	18

2015	11.16	(0.05)	(1.33)	(1.38)	–	(2.08)	(2.08)	–	7.70	(12.31)	416,862	1.94	1.94	1.94	(0.44)	21

2014	12.96	(0.08)	(0.18)	(0.26)	–	(1.54)	(1.54)	–	11.16	(1.72)	676,347	1.91	1.91	1.91	(0.64)	21

Royce Pennsylvania Mutual Fund–Institutional Class
2018	$10.55	$0.04	$(0.97)	$(0.93)	$(0.02)	$(1.82)	$(1.84)	$–	$7.78	(9.56)%	$83,908	0.88%	0.88%	0.88%	0.40%	35%

2017	11.04	0.09	1.67	1.76	(0.07)	(2.18)	(2.25)	–	10.55	16.44	53,367	0.83	0.83	0.83	0.42	27

2016	9.34	0.09	2.41	2.50	(0.05)	(0.75)	(0.80)	–	11.04	26.65	245,009	0.83	0.83	0.83	0.63	18

2015	13.02	0.11	(1.60)	(1.49)	(0.11)	(2.08)	(2.19)	–	9.34	(11.34)	498,374	0.81	0.81	0.81	0.68	21

2014	14.75	0.07	(0.20)	(0.13)	(0.06)	(1.54)	(1.60)	–	13.02	(0.58)	802,517	0.79	0.79	0.79	0.48	21

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 89

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund–R Class
2018	$9.94	$(0.03)	$(0.91)	$(0.94)	$–	$(1.70)	$(1.70)	$–	$7.30	(10.15)%	$10,014	1.58%	1.57%	1.57%	(0.34)%	35%

2017	10.44	(0.04)	1.58	1.54	–	(2.04)	(2.04)	–	9.94	15.25	15,136	1.73	1.73	1.73	(0.36)	27

2016	8.90	(0.01)	2.30	2.29	–	(0.75)	(0.75)	–	10.44	25.62	17,059	1.63	1.63	1.63	(0.11)	18

2015	12.50	(0.02)	(1.50)	(1.52)	–	(2.08)	(2.08)	–	8.90	(12.10)	18,675	1.65	1.65	1.65	(0.15)	21

2014	14.26	(0.03)	(0.19)	(0.22)	–	(1.54)	(1.54)	–	12.50	(1.28)	36,622	1.48	1.48	1.48	(0.21)	21

Royce Premier Fund–Investment Class
2018	$16.60	$0.02	$(1.60)	$(1.58)	$(0.01)	$(3.39)	$(3.40)	$–	$11.62	(10.40)%	$1,398,965	1.17%	1.17%	1.17%	0.11%	23%

2017	15.51	0.00	3.63	3.63	(0.02)	(2.52)	(2.54)	–	16.60	23.77	1,978,847	1.16	1.16	1.16	0.00	8

2016	14.28	0.06	3.25	3.31	(0.04)	(2.04)	(2.08)	–	15.51	23.00	1,768,580	1.16	1.16	1.16	0.35	15

2015	19.72	0.13	(2.11)	(1.98)	(0.13)	(3.33)	(3.46)	–	14.28	(9.90)	2,015,905	1.13	1.13	1.13	0.49	13

2014	22.11	0.08	(0.32)	(0.24)	(0.08)	(2.07)	(2.15)	–	19.72	(0.86)	4,097,961	1.10	1.10	1.10	0.34	9

Royce Premier Fund–Service Class
2018	$16.15	$(0.03)	$(1.55)	$(1.58)	$–	$(3.26)	$(3.26)	$–	$11.31	(10.66)%	$41,738	1.52%	1.52%	1.48%	(0.19)%	23%

2017	15.13	(0.06)	3.53	3.47	–	(2.45)	(2.45)	–	16.15	23.32	54,557	1.53	1.53	1.49	(0.34)	8

2016	13.98	0.00	3.19	3.19	–	(2.04)	(2.04)	–	15.13	22.63	46,550	1.50	1.50	1.49	0.02	15

2015	19.33	0.06	(2.04)	(1.98)	(0.04)	(3.33)	(3.37)	–	13.98	(10.13)	61,969	1.44	1.43	1.43	0.23	13

2014	21.70	0.01	(0.31)	(0.30)	–	(2.07)	(2.07)	–	19.33	(1.16)	172,810	1.38	1.38	1.38	0.05	9

Royce Premier Fund–Consultant Class
2018	$13.21	$(0.12)	$(1.27)	$(1.39)	$–	$(2.65)	$(2.65)	$–	$9.17	(11.41)%	$21,370	2.21%	2.21%	2.21%	(0.93)%	23%

2017	12.46	(0.14)	2.89	2.75	–	(2.00)	(2.00)	–	13.21	22.49	31,489	2.21	2.21	2.21	(1.06)	8

2016	11.89	(0.09)	2.70	2.61	–	(2.04)	(2.04)	–	12.46	21.72	31,353	2.22	2.22	2.22	(0.72)	15

2015	17.09	(0.09)	(1.78)	(1.87)	–	(3.33)	(3.33)	–	11.89	(10.80)	32,982	2.17	2.17	2.17	(0.55)	13

2014	19.58	(0.13)	(0.29)	(0.42)	–	(2.07)	(2.07)	–	17.09	(1.92)	56,884	2.10	2.10	2.10	(0.66)	9

Royce Premier Fund–Institutional Class
2018	$16.82	$0.03	$(1.63)	$(1.60)	$(0.02)	$(3.41)	$(3.43)	$–	$11.79	(10.41)%	$197,697	1.12%	1.12%	1.12%	0.16%	23%

2017	15.72	0.01	3.68	3.69	(0.03)	(2.56)	(2.59)	–	16.82	23.85	250,119	1.09	1.09	1.09	0.07	8

2016	14.44	0.08	3.30	3.38	(0.06)	(2.04)	(2.10)	–	15.72	23.20	250,826	1.07	1.07	1.07	0.44	15

2015	19.91	0.16	(2.14)	(1.98)	(0.16)	(3.33)	(3.49)	–	14.44	(9.82)	294,477	1.02	1.02	1.02	0.60	13

2014	22.31	0.12	(0.34)	(0.22)	(0.11)	(2.07)	(2.18)	–	19.91	(0.79)	594,463	0.98	0.98	0.98	0.45	9

Royce Premier Fund–R Class
2018	$15.39	$(0.08)	$(1.48)	$(1.56)	$–	$(3.10)	$(3.10)	$–	$10.73	(11.01)%	$9,715	1.80%	1.80%	1.80%	(0.52)%	23%

2017	14.47	(0.12)	3.37	3.25	–	(2.33)	(2.33)	–	15.39	22.88	12,841	1.90	1.90	1.90	(0.75)	8

2016	13.49	(0.05)	3.07	3.02	–	(2.04)	(2.04)	–	14.47	22.18	13,889	1.84	1.84	1.84	(0.33)	15

2015	18.82	(0.03)	(1.97)	(2.00)	–	(3.33)	(3.33)	–	13.49	(10.50)	16,129	1.78	1.78	1.78	(0.16)	13

2014	21.25	(0.06)	(0.30)	(0.36)	–	(2.07)	(2.07)	–	18.82	(1.48)	27,355	1.71	1.71	1.71	(0.28)	9

90 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Small-Cap Leaders Fund–Investment Class
2018	$6.67	$0.02	$(0.83)	$(0.81)	$(0.01)	$(1.13)	$(1.14)	$–	$4.72	(12.53)%	$28,042	1.28%	1.27%	1.24%	0.21%	62%

2017	7.12	0.05	0.66	0.71	(0.05)	(1.11)	(1.16)	–	6.67	10.47	43,875	1.24	1.24	1.24	0.62	74

2016	6.28	0.05	1.58	1.63	(0.06)	(0.73)	(0.79)	–	7.12	25.84	48,128	1.23	1.23	1.23	0.62	65

2015	8.74	0.03	(1.09)	(1.06)	(0.04)	(1.36)	(1.40)	–	6.28	(12.21)	50,410	1.24	1.24	1.24	0.40	64

2014	10.11	(0.00)	(0.32)	(0.32)	–	(1.05)	(1.05)	–	8.74	(2.95)	68,898	1.22	1.22	1.22	(0.03)	39

Royce Small-Cap Leaders Fund–Service Class
2018	$6.59	$(0.00)	$(0.81)	$(0.81)	$–	$(1.11)	$(1.11)	$–	$4.67	(12.72)%	$27,194	1.62%	1.62%	1.49%	(0.03)%	62%

2017	7.03	0.03	0.66	0.69	(0.03)	(1.10)	(1.13)	–	6.59	10.15	38,864	1.59	1.59	1.49	0.31	74

2016	6.21	0.03	1.56	1.59	(0.04)	(0.73)	(0.77)	–	7.03	25.51	50,523	1.58	1.58	1.49	0.37	65

2015	8.65	0.02	(1.09)	(1.07)	(0.01)	(1.36)	(1.37)	–	6.21	(12.50)	57,729	1.54	1.54	1.49	0.18	64

2014	10.05	(0.04)	(0.31)	(0.35)	–	(1.05)	(1.05)	–	8.65	(3.26)	149,736	1.52	1.52	1.50	(0.39)	39

Royce Small-Cap Value Fund–Investment Class
2018	$10.16	$0.05	$(0.73)	$(0.68)	$(0.04)	$(1.09)	$(1.13)	$–	$8.35	(7.05)%	$56,433	1.26%	1.26%	1.24%	0.45%	64%

2017	10.03	0.04	0.50	0.54	(0.06)	(0.35)	(0.41)	–	10.16	5.49	66,094	1.26	1.25	1.24	0.44	61

2016	8.74	0.08	1.79	1.87	(0.08)	(0.50)	(0.58)	–	10.03	21.37	72,863	1.24	1.24	1.24	0.72	56

2015	11.81	0.10	(1.43)	(1.33)	(0.09)	(1.65)	(1.74)	–	8.74	(11.25)	77,821	1.23	1.23	1.23	0.69	60

2014	13.52	0.04	(0.05)	(0.01)	(0.03)	(1.67)	(1.70)	–	11.81	0.27	140,163	1.18	1.18	1.18	0.32	38

Royce Small-Cap Value Fund–Service Class
2018	$10.12	$0.02	$(0.72)	$(0.70)	$(0.01)	$(1.08)	$(1.09)	$–	$8.33	(7.17)%	$111,855	1.53%	1.53%	1.49%	0.19%	64%

2017	9.98	0.02	0.50	0.52	(0.03)	(0.35)	(0.38)	–	10.12	5.27	152,232	1.51	1.51	1.49	0.17	61

2016	8.70	0.05	1.79	1.84	(0.06)	(0.50)	(0.56)	–	9.98	21.06	213,067	1.49	1.49	1.48	0.48	56

2015	11.76	0.06	(1.41)	(1.35)	(0.06)	(1.65)	(1.71)	–	8.70	(11.51)	252,814	1.48	1.48	1.48	0.45	60

2014	13.48	0.01	(0.06)	(0.05)	–	(1.67)	(1.67)	–	11.76	(0.02)	477,999	1.45	1.45	1.45	0.04	38

Royce Small-Cap Value Fund–Consultant Class
2018	$9.06	$(0.06)	$(0.64)	$(0.70)	$–	$(0.96)	$(0.96)	$–	$7.40	(8.07)%	$9,641	2.35%	2.34%	2.34%	(0.66)%	64%

2017	8.98	(0.06)	0.45	0.39	–	(0.31)	(0.31)	–	9.06	4.44	13,111	2.32	2.32	2.32	(0.66)	61

2016	7.89	(0.03)	1.62	1.59	–	(0.50)	(0.50)	–	8.98	20.10	16,484	2.28	2.28	2.28	(0.33)	56

2015	10.87	(0.04)	(1.29)	(1.33)	–	(1.65)	(1.65)	–	7.89	(12.24)	18,404	2.27	2.27	2.27	(0.36)	60

2014	12.68	(0.09)	(0.05)	(0.14)	–	(1.67)	(1.67)	–	10.87	(0.74)	26,716	2.21	2.21	2.21	(0.71)	38

Royce Small-Cap Value Fund–R Class
2018	$9.75	$(0.03)	$(0.68)	$(0.71)	$–	$(1.04)	$(1.04)	$–	$8.00	(7.62)%	$8,254	1.92%	1.92%	1.92%	(0.26)%	64%

2017	9.63	(0.02)	0.48	0.46	–	(0.34)	(0.34)	–	9.75	4.81	14,620	1.88	1.88	1.88	(0.21)	61

2016	8.42	0.01	1.73	1.74	(0.03)	(0.50)	(0.53)	–	9.63	20.60	18,059	1.85	1.85	1.85	0.11	56

2015	11.43	0.01	(1.35)	(1.34)	(0.02)	(1.65)	(1.67)	–	8.42	(11.71)	19,200	1.83	1.83	1.83	0.09	60

2014	13.19	(0.03)	(0.06)	(0.09)	–	(1.67)	(1.67)	–	11.43	(0.34)	31,043	1.77	1.77	1.77	(0.26)	38

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 91

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Small/Mid-Cap Premier Fund–Investment Class
2018	$15.66	$0.02	$(2.32)	$(2.30)	$(0.01)	$(2.60)	$(2.61)	$–	$10.75	(15.05)%	$64,376	1.02%	1.02%	1.02%	0.12%	69%

2017	14.64	0.05	3.05	3.10	(0.03)	(2.05)	(2.08)	–	15.66	21.47	81,549	0.99	0.99	0.99	0.29	54

2016	12.87	0.04	2.30	2.34	(0.06)	(0.51)	(0.57)	–	14.64	18.12	88,378	1.02	1.02	1.02	0.22	67

2015	15.21	0.12	(1.09)	(0.97)	(0.11)	(1.26)	(1.37)	–	12.87	(6.33)	89,766	1.10	1.10	1.10	0.54	66

2014	16.24	0.10	(0.25)	(0.15)	(0.05)	(0.83)	(0.88)	–	15.21	(0.81)	160,558	1.09	1.09	1.09	0.66	35

Royce Small/Mid-Cap Premier Fund–Service Class
2018	$15.61	$(0.01)	$(2.30)	$(2.31)	$–	$(2.59)	$(2.59)	$–	$10.71	(15.16)%	$84,555	1.32%	1.31%	1.17%	(0.04)%	69%

2017	14.60	0.02	3.03	3.05	–	(2.04)	(2.04)	–	15.61	21.21	112,520	1.32	1.32	1.19	0.10	54

2016	12.84	0.00	2.30	2.30	(0.03)	(0.51)	(0.54)	–	14.60	17.84	120,254	1.36	1.36	1.25	(0.01)	67

2015	15.17	0.05	(1.05)	(1.00)	(0.07)	(1.26)	(1.33)	–	12.84	(6.53)	120,381	1.46	1.46	1.35	0.31	66

2014	16.20	0.05	(0.25)	(0.20)	–	(0.83)	(0.83)	–	15.17	(1.14)	175,433	1.43	1.43	1.40	0.32	35

Royce Small/Mid-Cap Premier Fund–Consultant Class
2018	$11.06	$(0.10)	$(1.62)	$(1.72)	$–	$(1.82)	$(1.82)	$–	$7.52	(15.95)%	$6,229	2.25%	2.24%	2.09%	(0.96)%	69%

2017	10.44	(0.09)	2.16	2.07	–	(1.45)	(1.45)	–	11.06	20.10	10,328	2.24	2.24	2.09	(0.81)	54

2016	9.37	(0.09)	1.67	1.58	–	(0.51)	(0.51)	–	10.44	16.78	11,643	2.28	2.28	2.14	(0.89)	67

2015	11.47	(0.06)	(0.78)	(0.84)	–	(1.26)	(1.26)	–	9.37	(7.31)	11,369	2.41	2.41	2.24	(0.58)	66

2014	12.57	(0.07)	(0.20)	(0.27)	–	(0.83)	(0.83)	–	11.47	(2.02)	13,338	2.31	2.31	2.31	(0.59)	35

Royce Smaller-Companies Growth Fund–Investment Class
2018	$10.93	$(0.07)	$(0.86)	$(0.93)	$–	$(3.14)	$(3.14)	$–	$6.86	(9.94)%	$87,213	1.21%	1.21%	1.21%	(0.62)%	61%

2017	11.22	(0.09)	2.08	1.99	–	(2.28)	(2.28)	–	10.93	18.20	119,745	1.19	1.19	1.19	(0.67)	64

2016	11.36	(0.05)	1.17	1.12	–	(1.26)	(1.26)	–	11.22	9.67	98,962	1.15	1.15	1.15	(0.41)	59

2015	14.36	(0.06)	(0.19)	(0.25)	–	(2.75)	(2.75)	–	11.36	(1.59)	139,979	1.32	1.32	1.24	(0.38)	45

2014	17.03	(0.07)	0.68	0.61	–	(3.28)	(3.28)	–	14.36	4.04	295,412	1.33	1.33	1.33	(0.40)	52

Royce Smaller-Companies Growth Fund–Service Class
2018	$10.69	$(0.10)	$(0.85)	$(0.95)	$–	$(3.05)	$(3.05)	$–	$6.69	(10.22)%	$156,057	1.52%	1.52%	1.49%	(0.90)%	61%

2017	11.01	(0.12)	2.03	1.91	–	(2.23)	(2.23)	–	10.69	17.80	228,008	1.49	1.49	1.47	(0.96)	64

2016	11.20	(0.08)	1.15	1.07	–	(1.26)	(1.26)	–	11.01	9.37	284,640	1.51	1.51	1.49	(0.74)	59

2015	14.23	(0.08)	(0.20)	(0.28)	–	(2.75)	(2.75)	–	11.20	(1.82)	408,744	1.47	1.47	1.45	(0.58)	45

2014	16.93	(0.09)	0.67	0.58	–	(3.28)	(3.28)	–	14.23	3.89	572,899	1.44	1.44	1.42	(0.51)	52

Royce Smaller-Companies Growth Fund–Consultant Class
2018	$9.28	$(0.16)	$(0.72)	$(0.88)	$–	$(2.66)	$(2.66)	$–	$5.74	(10.95)%	$6,328	2.40%	2.40%	2.24%	(1.66)%	61%

2017	9.63	(0.18)	1.77	1.59	–	(1.94)	(1.94)	–	9.28	16.92	10,119	2.36	2.36	2.24	(1.73)	64

2016	10.01	(0.14)	1.02	0.88	–	(1.26)	(1.26)	–	9.63	8.58	10,593	2.35	2.35	2.24	(1.50)	59

2015	13.12	(0.18)	(0.18)	(0.36)	–	(2.75)	(2.75)	–	10.01	(2.61)	14,411	2.32	2.32	2.24	(1.36)	45

2014	15.99	(0.22)	0.63	0.41	–	(3.28)	(3.28)	–	13.12	3.05	17,158	2.29	2.29	2.29	(1.37)	52

92 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Smaller-Companies Growth Fund–Institutional Class
2018	$11.06	$(0.06)	$(0.88)	$(0.94)	$–	$(3.17)	$(3.17)	$–	$6.95	(9.94)%	$7,165	1.28%	1.28%	1.08%	(0.49)%	61%

2017	11.35	(0.09)	2.11	2.02	–	(2.31)	(2.31)	–	11.06	18.23	9,315	1.21	1.21	1.21	(0.70)	64

2016	11.48	(0.05)	1.18	1.13	–	(1.26)	(1.26)	–	11.35	9.66	20,523	1.15	1.15	1.15	(0.41)	59

2015	14.46	(0.03)	(0.20)	(0.23)	–	(2.75)	(2.75)	–	11.48	(1.45)	39,763	1.10	1.10	1.10	(0.22)	45

2014	17.09	(0.03)	0.68	0.65	–	(3.28)	(3.28)	–	14.46	4.26	38,718	1.06	1.06	1.06	(0.16)	52

Royce Special Equity Fund–Investment Class
2018	$21.79	$0.23	$(2.31)	$(2.08)	$(0.22)	$(2.06)	$(2.28)	$–	$17.43	(9.86)%	$909,113	1.18%	1.18%	1.18%	1.04%	21%

2017	22.02	0.13	1.56	1.69	(0.12)	(1.80)	(1.92)	–	21.79	7.87	1,142,224	1.17	1.17	1.17	0.54	15

2016	17.94	0.21	5.57	5.78	(0.21)	(1.49)	(1.70)	–	22.02	32.21	1,225,095	1.17	1.17	1.17	0.99	29

2015	22.86	0.22	(3.04)	(2.82)	(0.24)	(1.86)	(2.10)	–	17.94	(12.36)	1,098,106	1.15	1.15	1.15	0.80	15

2014	25.02	0.13	0.09	0.22	(0.12)	(2.26)	(2.38)	–	22.86	1.09	1,950,211	1.12	1.12	1.12	0.47	21

Royce Special Equity Fund–Service Class
2018	$21.76	$0.20	$(2.33)	$(2.13)	$(0.18)	$(2.04)	$(2.22)	$–	$17.41	(10.13)%	$62,706	1.51%	1.50%	1.39%	0.88%	21%

2017	21.98	0.08	1.56	1.64	(0.07)	(1.79)	(1.86)	–	21.76	7.66	108,001	1.50	1.50	1.39	0.32	15

2016	17.92	0.16	5.56	5.72	(0.17)	(1.49)	(1.66)	–	21.98	31.92	128,102	1.50	1.50	1.39	0.77	29

2015	22.81	0.17	(3.03)	(2.86)	(0.17)	(1.86)	(2.03)	–	17.92	(12.55)	112,315	1.47	1.47	1.39	0.57	15

2014	24.97	0.06	0.09	0.15	(0.05)	(2.26)	(2.31)	–	22.81	0.80	233,791	1.44	1.44	1.39	0.20	21

Royce Special Equity Fund–Consultant Class
2018	$19.86	$0.01	$(2.10)	$(2.09)	$(0.01)	$(1.86)	$(1.87)	$–	$15.90	(10.83)%	$30,234	2.19%	2.19%	2.19%	0.04%	21%

2017	20.16	(0.10)	1.43	1.33	–	(1.63)	(1.63)	–	19.86	6.77	46,654	2.21	2.20	2.20	(0.49)	15

2016	16.57	(0.01)	5.13	5.12	(0.04)	(1.49)	(1.53)	–	20.16	30.91	50,514	2.20	2.20	2.20	(0.04)	29

2015	21.27	(0.05)	(2.76)	(2.81)	(0.03)	(1.86)	(1.89)	–	16.57	(13.23)	42,427	2.18	2.18	2.18	(0.24)	15

2014	23.57	(0.13)	0.09	(0.04)	–	(2.26)	(2.26)	–	21.27	0.04	63,981	2.14	2.14	2.14	(0.56)	21

Royce Special Equity Fund–Institutional Class
2018	$21.61	$0.25	$(2.30)	$(2.05)	$(0.24)	$(2.04)	$(2.28)	$–	$17.28	(9.81)%	$202,317	1.11%	1.11%	1.11%	1.14%	21%

2017	21.84	0.14	1.55	1.69	(0.14)	(1.78)	(1.92)	–	21.61	7.96	247,004	1.09	1.09	1.09	0.60	15

2016	17.80	0.23	5.53	5.76	(0.23)	(1.49)	(1.72)	–	21.84	32.35	206,270	1.07	1.07	1.07	1.10	29

2015	22.71	0.33	(3.12)	(2.79)	(0.26)	(1.86)	(2.12)	–	17.80	(12.27)	208,952	1.04	1.04	1.04	1.02	15

2014	24.88	0.14	0.10	0.24	(0.15)	(2.26)	(2.41)	–	22.71	1.17	639,723	1.02	1.02	1.02	0.56	21

Royce Special Equity Multi-Cap Fund–Investment Class
2018	$15.63	$0.21	$(1.69)	$(1.48)	$(0.23)	$(3.04)	$(3.27)	$–	$10.88	(10.37)%	$23,105	1.10%	1.10%	1.02%	1.11%	14%

2017	13.90	0.14	2.04	2.18	(0.15)	(0.30)	(0.45)	–	15.63	15.77	41,081	1.04	1.04	0.99	0.96	28

2016	12.34	0.17	1.55	1.72	(0.16)	–	(0.16)	–	13.90	13.92	34,858	1.02	1.02	0.97	1.15	50

2015	15.55	0.40	(2.48)	(2.08)	(0.35)	(0.78)	(1.13)	–	12.34	(13.40)	43,999	1.01	1.01	0.99	1.49	31

2014	14.92	0.10	1.30	1.40	(0.11)	(0.66)	(0.77)	–	15.55	9.53	123,545	0.97	0.97	0.96	0.95	39

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 93

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Multi-Cap Fund–Service Class
2018	$15.69	$0.15	$(1.66)	$(1.51)	$(0.20)	$(3.05)	$(3.25)	$–	$10.93	(10.57)%	$14,408	1.47%	1.47%	1.24%	0.89%	14%

2017	13.95	0.12	2.02	2.14	(0.10)	(0.30)	(0.40)	–	15.69	15.42	24,182	1.39	1.39	1.24	0.68	28

2016	12.38	0.13	1.57	1.70	(0.13)	–	(0.13)	–	13.95	13.69	37,495	1.34	1.34	1.23	0.89	50

2015	15.60	0.26	(2.39)	(2.13)	(0.31)	(0.78)	(1.09)	–	12.38	(13.64)	47,630	1.29	1.29	1.23	1.21	31

2014	14.96	0.10	1.27	1.37	(0.07)	(0.66)	(0.73)	–	15.60	9.28	94,878	1.34	1.34	1.24	0.66	39

Royce Special Equity Multi-Cap Fund–Consultant Class[f]
2018	$10.19	$0.04	$(1.09)	$(1.05)	$(0.11)	$(1.97)	$(2.08)	$–	$7.06	(11.18)%	$2,165	2.17%	2.17%	1.99%	0.13%	14%

2017	9.12	(0.00)	1.32	1.32	(0.05)	(0.20)	(0.25)	–	10.19	14.50	4,190	2.73	2.73	1.99	(0.06)	28

2016	8.15	0.02	1.03	1.05	(0.08)	–	(0.08)	–	9.12	12.89	4,986	2.38	2.38	1.99	0.12	50

2015	10.72	0.09	(1.63)	(1.54)	(0.25)	(0.78)	(1.03)	–	8.15	(14.35)	6,825	2.19	2.19	1.99	0.50	31

2014	10.00	(0.04)	1.48	1.44	(0.06)	(0.66)	(0.72)	–	10.72	14.57 [1]	9,223	2.54 [2]	2.54 [2]	1.99 [2]	(0.05) [2]	39

Royce Special Equity Multi-Cap Fund–Institutional Class
2018	$15.62	$0.39	$(1.86)	$(1.47)	$(0.25)	$(3.04)	$(3.29)	$–	$10.86	(10.35)%	$1,941	1.09%	1.09%	0.89%	1.14%	14%

2017	13.89	0.17	2.03	2.20	(0.17)	(0.30)	(0.47)	–	15.62	15.89	38,706	0.99	0.99	0.89	1.06	28

2016	12.33	0.16	1.57	1.73	(0.17)	–	(0.17)	–	13.89	14.04	37,339	0.99	0.99	0.89	1.22	50

2015	15.56	0.34	(2.41)	(2.07)	(0.38)	(0.78)	(1.16)	–	12.33	(13.32)	36,864	0.94	0.94	0.89	1.56	31

2014	14.92	0.12	1.30	1.42	(0.12)	(0.66)	(0.78)	–	15.56	9.64	75,941	0.93	0.93	0.89	1.01	39

Royce Total Return Fund–Investment Class
2018	$13.58	$0.20	$(1.78)	$(1.58)	$(0.19)	$(2.10)	$(2.29)	$–	$9.71	(12.46)%	$1,036,211	1.18%	1.18%	1.18%	1.45%	22%

2017	13.68	0.14	1.67	1.81	(0.12)	(1.79)	(1.91)	–	13.58	13.65	1,550,893	1.19	1.19	1.19	1.00	12

2016	11.91	0.15	2.93	3.08	(0.22)	(1.09)	(1.31)	–	13.68	25.86	1,835,927	1.19	1.19	1.19	1.08	16

2015	14.74	0.17	(1.23)	(1.06)	(0.12)	(1.65)	(1.77)	–	11.91	(7.19)	1,850,309	1.15	1.15	1.15	1.18	11

2014	16.47	0.17	0.00	0.17	(0.28)	(1.62)	(1.90)	–	14.74	1.34	3,077,951	1.13	1.13	1.13	0.95	18

Royce Total Return Fund–Service Class
2018	$13.88	$0.16	$(1.82)	$(1.66)	$(0.11)	$(2.14)	$(2.25)	$–	$9.97	(12.71)%	$83,368	1.52%	1.52%	1.48%	1.15%	22%

2017	13.98	0.10	1.69	1.79	(0.07)	(1.82)	(1.89)	–	13.88	13.24	97,854	1.49	1.48	1.48	0.72	12

2016	12.12	0.11	3.00	3.11	(0.16)	(1.09)	(1.25)	–	13.98	25.60	142,606	1.46	1.46	1.46	0.80	16

2015	14.98	0.13	(1.25)	(1.12)	(0.09)	(1.65)	(1.74)	–	12.12	(7.48)	137,594	1.43	1.43	1.43	0.90	11

2014	16.61	0.12	0.01	0.13	(0.14)	(1.62)	(1.76)	–	14.98	1.08	232,814	1.42	1.42	1.42	0.60	18

Royce Total Return Fund–Consultant Class
2018	$13.95	$0.06	$(1.82)	$(1.76)	$(0.02)	$(2.15)	$(2.17)	$–	$10.02	(13.26)%	$160,540	2.17%	2.17%	2.17%	0.45%	22%

2017	14.07	0.01	1.70	1.71	–	(1.83)	(1.83)	–	13.95	12.53	247,914	2.16	2.16	2.16	0.04	12

2016	12.15	0.01	3.01	3.02	(0.01)	(1.09)	(1.10)	–	14.07	24.73	267,083	2.16	2.16	2.16	0.11	16

2015	15.05	0.03	(1.26)	(1.23)	(0.02)	(1.65)	(1.67)	–	12.15	(8.15)	262,131	2.16	2.16	2.16	0.18	11

2014	16.68	(0.00)	0.02	0.02	(0.03)	(1.62)	(1.65)	–	15.05	0.37	356,731	2.12	2.12	2.12	(0.04)	18

94 | The Royce Funds 2018 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund–Institutional Class
2018	$13.40	$0.21	$(1.76)	$(1.55)	$(0.21)	$(2.06)	$(2.27)	$–	$9.58	(12.39)%	$218,268	1.09%	1.09%	1.09%	1.53%	22%

2017	13.52	0.16	1.64	1.80	(0.15)	(1.77)	(1.92)	–	13.40	13.80	310,603	1.06	1.06	1.06	1.13	12

2016	11.78	0.18	2.90	3.08	(0.25)	(1.09)	(1.34)	–	13.52	26.13	420,375	1.05	1.05	1.05	1.22	16

2015	14.61	0.18	(1.22)	(1.04)	(0.14)	(1.65)	(1.79)	–	11.78	(7.17)	374,555	1.03	1.03	1.03	1.28	11

2014	16.35	0.18	0.02	0.20	(0.32)	(1.62)	(1.94)	–	14.61	1.51	572,662	1.00	1.00	1.00	1.09	18

Royce Total Return Fund–R Class
2018	$13.99	$0.11	$(1.83)	$(1.72)	$(0.06)	$(2.15)	$(2.21)	$–	$10.06	(12.96)%	$45,145	1.81%	1.81%	1.81%	0.82%	22%

2017	14.09	0.06	1.71	1.77	(0.03)	(1.84)	(1.87)	–	13.99	12.97	54,979	1.80	1.80	1.80	0.40	12

2016	12.19	0.07	3.00	3.07	(0.08)	(1.09)	(1.17)	–	14.09	25.14	53,896	1.78	1.78	1.78	0.49	16

2015	15.07	0.08	(1.25)	(1.17)	(0.06)	(1.65)	(1.71)	–	12.19	(7.79)	50,684	1.77	1.77	1.77	0.56	11

2014	16.73	0.07	0.01	0.08	(0.12)	(1.62)	(1.74)	–	15.07	0.73	65,501	1.72	1.72	1.72	0.37	18

[1] Not annualized
[2] Annualized
[a] The Class commenced operations on March 21, 2014.
[b] The Class commenced operations on January 5, 2016.
[c] The Class commenced operations on January 22, 2014.
[d] The Class commenced operations on February 26, 2016.
[e] The Class commenced operations on May 2, 2018.
[f] The Class commenced operations on January 27, 2014.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2018 Annual Report to Shareholders | 95

Notes to Financial Statements

Summary of Significant Accounting Policies:
Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Small/Mid-Cap Premier Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund (the “Fund” or “Funds”), are the sixteen series of The Royce Fund (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.
Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
At December 31, 2018, officers, employees of Royce & Associates (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Micro-Cap Opportunity Fund	29%
Royce Special Equity Multi-Cap Fund	15%

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Trust’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 –	quoted prices in active markets for identical securities.
Level 2 –
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3 –
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

96 | The Royce Funds 2018 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2018. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Dividend Value Fund
Common Stocks	$115,380,056	$–	$–	$115,380,056

Royce Global Financial Services Fund
Common Stocks	39,034,793	–	–	39,034,793

Repurchase Agreement	–	229,000	–	229,000

Royce International Premier Fund
Common Stocks	335,099,163	–	–	335,099,163

Preferred Stocks	7,379,109	–	–	7,379,109

Repurchase Agreement	–	19,730,000	–	19,730,000

Royce Low-Priced Stock Fund
Common Stocks	193,127,638	919,080	0	194,046,718

Repurchase Agreement	–	8,961,000	–	8,961,000

Money Market Fund/Collateral Received for Securities Loaned	4,834,830	–	–	4,834,830

Royce Micro-Cap Fund
Common Stocks	137,237,433	–	828,000	138,065,433

Repurchase Agreement	–	3,126,000	–	3,126,000

Money Market Fund/Collateral Received for Securities Loaned	4,584,805	–	–	4,584,805

Royce Micro-Cap Opportunity Fund
Common Stocks	15,769,879	4,000	–	15,773,879

Repurchase Agreement	–	2,131,000	–	2,131,000

Royce Opportunity Fund
Common Stocks	826,261,207	2,445,096	–	828,706,303

Repurchase Agreement	–	44,051,000	–	44,051,000

Money Market Fund/Collateral Received for Securities Loaned	20,077,125	–	–	20,077,125

Royce Pennsylvania Mutual Fund
Common Stocks	1,560,734,247	–	–	1,560,734,247

Money Market Fund/Collateral Received for Securities Loaned	11,147,862	–	–	11,147,862

Royce Premier Fund
Common Stocks	1,640,075,748	–	–	1,640,075,748

Repurchase Agreement	–	484,000	–	484,000

Royce Small-Cap Leaders Fund
Common Stocks	51,137,348	–	–	51,137,348

Repurchase Agreement	–	4,528,000	–	4,528,000

Royce Small-Cap Value Fund
Common Stocks	182,043,304	–	–	182,043,304

Repurchase Agreement	–	3,633,000	–	3,633,000

Royce Small/Mid-Cap Premier Fund
Common Stocks	141,570,581	–	0	141,570,581

Repurchase Agreement	–	13,754,000	–	13,754,000

Royce Smaller-Companies Growth Fund
Common Stocks	250,633,794	–	–	250,633,794

Repurchase Agreement	–	7,619,000	–	7,619,000

Money Market Fund/Collateral Received for Securities Loaned	14,169,776	–	–	14,169,776

Royce Special Equity Fund
Common Stocks	1,053,855,526	38,950,000	–	1,092,805,526

Repurchase Agreement	–	115,575,000	–	115,575,000

Royce Special Equity Multi-Cap Fund
Common Stocks	41,232,950	–	–	41,232,950

Repurchase Agreement	–	866,000	–	866,000

Royce Total Return Fund
Common Stocks	1,513,654,295	12,661,587	0	1,526,315,882

Corporate Bonds	–	4,672,806	–	4,672,806

The Royce Funds 2018 Annual Report to Shareholders | 97

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. This is generally due to whether fair value factors have been applied. The Funds recognize transfers between levels as of the end of the reporting period. For the year ended December 31, 2018, the following Funds had securities transfer from Level 1 to Level 2 and from Level 2 to Level 1 within the fair value hierarchy:

	TRANSFERS FROM LEVEL 1 TO LEVEL 2	TRANSFERS FROM LEVEL 2 TO LEVEL 1		TRANSFERS FROM LEVEL 1 TO LEVEL 2	TRANSFERS FROM LEVEL 2 TO LEVEL 1

Royce Dividend Value Fund	$–	$25,616,323	Royce Pennsylvania Mutual Fund	$ –	$30,306,386

Royce Global Financial Services Fund	–	9,820,217	Royce Premier Fund	–	60,019,162

Royce International Premier Fund	–	190,509,066	Royce Small-Cap Leaders Fund	–	713,588

Royce Low-Priced Stock Fund	–	7,950,242	Royce Small/Mid-Cap Premier Fund	–	209,517

Royce Micro-Cap Fund	–	3,192,741	Royce Smaller-Companies Growth Fund	–	5,030,670

Royce Micro-Cap Opportunity Fund	4,000	–	Royce Total Return Fund	–	66,915,532

Royce Opportunity Fund	389,865	–

Level 3 Reconciliation:

	BALANCE AS OF 12/31/17	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/18

Royce Low-Priced Stock Fund

Common Stocks	$0	$–	$–	$–	$–	$0

Royce Micro-Cap Fund

Common Stocks	828,000	–	0	(37,370)	37,370	828,000

Royce Small/Mid-Cap Premier Fund

Common Stocks	0	–	–	–	–	0

Royce Total Return Fund

Common Stocks	0	–	–	–	–	0

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	12/31/18	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Royce Micro-Cap Fund

		Discounted Present Value
Common Stocks	$828,000	Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at December 31, 2018 are overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.
The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

98 | The Royce Funds 2018 Annual Report to Shareholders

SECURITIES LENDING:
The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents, which are invested temporarily by the custodian, as well as non-cash collateral, which includes short and long-term U.S. Treasuries. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by the Funds at December 31, 2018:

		SECURITIES ON LOAN
	CASH COLLATERAL[1]	COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT

Royce Low-Priced Stock Fund	$4,834,830	$(4,642,915)	$191,915

Royce Micro-Cap Fund	4,584,805	(4,430,823)	153,982

Royce Opportunity Fund	20,077,125	(19,086,868)	990,257

Royce Pennsylvania Mutual Fund	11,147,862	(10,916,937)	230,925

Royce Smaller-Companies Growth Fund	14,169,776	(13,612,372)	557,404

[1]
Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The remaining contractual maturity of cash collateral is overnight and continuous.

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the Funds’ custodian at December 31, 2018:

		SECURITIES ON LOAN
	NON-CASH COLLATERAL	COLLATERALIZED BY NON-CASH COLLATERAL	NET AMOUNT

Royce Low-Priced Stock Fund	$6,640,579	$(6,468,673)	$171,906

Royce Micro-Cap Fund	1,677,450	(1,638,454)	38,996

Royce Opportunity Fund	50,065,593	(49,027,121)	1,038,472

Royce Pennsylvania Mutual Fund	22,903,585	(20,311,829)	2,591,756

Royce Small-Cap Leaders Fund	453,376	(444,361)	9,015

Royce Smaller-Companies Growth Fund	19,243,862	(18,794,416)	449,446

Royce Total Return Fund	526,996	(516,097)	10,899

DISTRIBUTIONS AND TAXES:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

The Royce Funds 2018 Annual Report to Shareholders | 99

Notes to Financial Statements (continued)

EXPENSES:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 11, 2019. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate, plus 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2018.

Capital Share Transactions (in dollars):
			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) FROM
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		CAPITAL SHARE TRANSACTIONS

	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18[1]	12/31/17[2]	12/31/18	12/31/17

Royce Dividend Value Fund
Investment Class	$25,972,222	$33,358,164	$11,367,989	$14,559,845	$(39,214,752)	$(34,756,532)		$3,578,591	$(1,874,541)	$16,740,068

Service Class	1,385,407	4,595,603	3,493,185	6,925,218	(26,337,495)	(72,839,992)		(3,578,591)	(21,458,903)	(64,897,762)

Consultant Class	493,061	43,403	114,313	179,517	(460,688)	(365,980)			146,686	(143,060)

Institutional Class	2,912,358	156,698	380,526	149,582	(420,544)	(63,252)			2,872,340	243,028

Royce Global Financial Services Fund
Service Class	11,314,172	19,803,777	3,421,029	1,524,105	(20,910,539)	(25,122,992)			(6,175,338)	(3,795,110)

Institutional Class	4,000	1,030,249	783,011	287,397	(660,685)	(446,493)			126,326	871,153

Royce International Premier Fund
Investment Class	285,246,637	68,809,358	848,230	879,967	(72,123,146)	(9,492,960)		10,710,066	213,971,721	70,906,431

Service Class	21,039,927	15,361,047	–	309,552	(28,042,214)	(10,148,697)	$15,088	(10,686,016)	(6,987,199)	(5,164,114)

Consultant Class	3,320,267	2,900,964	–	13,784	(2,706,865)	(782,316)			613,402	2,132,432

Institutional Class	35,603,235		62,839		(922,139)				34,743,935

R Class	200	1,108	–	528	(57,682)	–	(15,088)		(72,570)	1,636

K Class		–		–		–		(24,050)		(24,050)

Royce Low-Priced Stock Fund
Investment Class	5,908,132	4,827,741	8,242,747	3,042,673	(11,942,721)	(7,679,466)	5,064,654	30,157,999	7,272,812	30,348,947

Service Class	5,416,151	5,359,019	27,201,978	12,483,625	(43,586,859)	(69,244,052)	293,550	(29,086,803)	(10,675,180)	(80,488,211)

Institutional Class	247,714	315,958	–	499,044	(1,034,576)	(8,139,049)	(5,064,654)		(5,851,516)	(7,324,047)

R Class	15,465	98,627	–	63,719	(766,305)	(173,595)	(293,550)		(1,044,390)	(11,249)

K Class		13,656		–		(42,545)		(1,071,196)		(1,100,085)

Royce Micro-Cap Fund
Investment Class	5,230,274	8,604,513	13,468,098	11,026,347	(43,234,672)	(42,144,313)		201,150	(24,536,300)	(22,312,303)

Service Class	3,844,992	3,672,153	957,677	937,168	(8,828,295)	(7,631,678)		(201,150)	(4,025,626)	(3,223,507)

Consultant Class	190,964	466,511	1,971,129	1,683,462	(6,157,584)	(10,592,332)			(3,995,491)	(8,442,359)

Royce Micro-Cap Opportunity Fund
Investment Class	3,916,213	2,803,349	5,568,963	3,283,146	(28,368,348)	(12,453,128)	1,183,822	47,069	(17,699,350)	(6,319,564)

Service Class	237,802	368,449	–	82,715	(158,524)	(401,071)	(1,183,822)	(47,069)	(1,104,544)	3,024

Royce Opportunity Fund
Investment Class	93,500,228	95,914,276	46,105,025	89,555,952	(188,492,528)	(176,705,384)		809,011	(48,887,275)	9,573,855

Service Class	27,214,604	50,250,124	4,309,945	11,529,769	(69,306,409)	(42,272,885)	7,600,899	(809,011)	(30,180,961)	18,697,997

Consultant Class	991,331	1,258,054	888,800	2,481,422	(8,854,787)	(5,389,905)			(6,974,656)	(1,650,429)

Institutional Class	43,463,191	65,630,056	18,881,233	77,029,241	(396,679,654)	(123,056,070)			(334,335,230)	19,603,227

R Class	3,509,170	7,407,124	2,423,347	5,142,835	(9,865,485)	(14,211,365)			(3,932,968)	(1,661,406)

K Class	748,866	3,768,309	–	1,024,733	(771,052)	(4,179,483)	(7,600,899)		(7,623,085)	613,559

100 | The Royce Funds 2018 Annual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) FROM
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		CAPITAL SHARE TRANSACTIONS

	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18[1]	12/31/17[2]	12/31/18	12/31/17

Royce Pennsylvania Mutual Fund
Investment Class	$92,452,580	$108,329,916	$222,270,728	$254,272,581	$(350,693,635)	$(364,099,258)		$954,383	$(35,970,327)	$(542,378)

Service Class	8,411,192	21,525,651	4,802,081	6,601,511	(27,674,585)	(73,066,550)	$2,031,178	(954,383)	(12,430,134)	(45,893,771)

Consultant Class	7,715,097	6,858,381	47,076,762	59,284,622	(88,342,616)	(95,624,041)			(33,550,757)	(29,481,038)

Institutional Class	97,962,498	174,059,170	11,826,618	12,113,429	(59,962,281)	(396,581,300)			49,826,835	(210,408,701)

R Class	1,591,148	2,869,674	1,930,873	2,671,302	(5,682,726)	(7,107,006)			(2,160,705)	(1,566,030)

K Class	55,427	356,892	–	494,633	(850,567)	(1,182,189)	(2,031,178)		(2,826,318)	(330,664)

Royce Premier Fund
Investment Class	151,864,129	241,047,460	282,874,055	223,171,515	(523,969,418)	(382,949,395)	20,846,050	245,348	(68,385,184)	81,514,928

Service Class	12,416,438	14,869,157	8,910,292	6,885,399	(19,455,214)	(17,172,517)		(245,348)	1,871,516	4,336,691

Consultant Class	1,534,237	2,882,510	4,818,150	3,994,852	(8,850,863)	(8,935,374)			(2,498,476)	(2,058,012)

Institutional Class	104,457,137	261,675,152	45,360,949	33,768,589	(134,226,931)	(310,726,543)			15,591,155	(15,282,802)

W Class	152,877	10,076,719	–	2,010,290	(11,933,879)	(145,318,380)	(20,846,050)		(32,627,052)	(133,231,371)

R Class	692,268	690,774	2,176,396	1,724,204	(2,675,755)	(4,464,354)			192,909	(2,049,376)

Royce Small-Cap Leaders Fund
Investment Class	5,797,928	3,821,850	4,739,907	5,604,193	(16,874,809)	(15,331,606)		3,953,879	(6,336,974)	(1,951,684)

Service Class	2,190,660	2,089,523	5,102,872	5,365,200	(11,194,878)	(13,946,182)	1,634,452	(3,451,813)	(2,266,894)	(9,943,272)

R Class	152,669	626,596	–	257,152	(335,304)	(848,782)	(1,634,452)		(1,817,087)	34,966

K Class		8,625		–		(13,841)		(502,066)		(507,282)

Royce Small-Cap Value Fund
Investment Class	7,444,311	7,212,852	6,296,922	2,298,668	(15,135,406)	(27,843,241)	3,479,640	11,332,541	2,085,467	(6,999,180)

Service Class	4,541,944	5,782,230	11,996,003	4,963,542	(37,125,376)	(60,660,700)	1,556,238	(11,332,541)	(19,031,191)	(61,247,469)

Consultant Class	466,673	528,340	1,108,696	419,883	(3,034,581)	(4,299,901)			(1,459,212)	(3,351,678)

Institutional Class	172,026	5,715,018	–	135,010	(556,734)	(121,609,510)	(3,479,640)		(3,864,348)	(115,759,482)

R Class	1,381,891	2,325,469	944,360	486,662	(7,083,191)	(6,314,704)			(4,756,940)	(3,502,573)

K Class	323,211	515,109	–	71,464	(736,046)	(1,601,007)	(1,556,238)		(1,969,073)	(1,014,434)

Royce Small/Mid-Cap Premier Fund
Investment Class	4,392,469	2,802,152	12,430,677	9,333,591	(9,464,882)	(38,615,198)		14,585,974	7,358,264	(11,893,481)

Service Class	1,836,612	2,862,831	16,524,646	12,670,685	(14,772,880)	(23,075,898)	1,197,399	(10,355,341)	4,785,777	(17,897,723)

Consultant Class	258,719	203,495	1,263,081	1,168,599	(2,941,236)	(3,427,490)			(1,419,436)	(2,055,396)

R Class	55,770	325,929	–	253,421	(1,002,218)	(438,712)	(1,197,399)		(2,143,847)	140,638

K Class		73,214		–		(114,702)		(4,230,633)		(4,272,121)

Royce Smaller-Companies Growth Fund
Investment Class	14,761,046	8,568,833	24,904,985	17,465,075	(32,950,853)	(31,336,604)		30,948,573	6,715,178	25,645,877

Service Class	8,483,893	7,939,518	49,014,107	37,667,971	(62,051,370)	(75,375,930)	623,550	(30,801,077)	(3,929,820)	(60,569,518)

Consultant Class	339,101	436,581	2,118,800	1,736,168	(3,292,612)	(2,498,886)			(834,711)	(326,137)

Institutional Class	898,827	2,292,066	2,073,085	1,401,477	(1,902,628)	(15,929,293)			1,069,284	(12,235,750)

R Class	139,588	253,510	–	121,248	(111,893)	(573,963)	(623,550)		(595,855)	(199,205)

K Class		10,337		–		(73,104)		(147,496)		(210,263)

Royce Special Equity Fund
Investment Class	222,486,956	135,718,687	94,473,851	78,155,944	(328,550,392)	(287,748,016)		456,521	(11,589,585)	(73,416,864)

Service Class	43,284,766	17,484,310	6,535,526	7,079,422	(78,927,553)	(43,100,887)		(456,521)	(29,107,261)	(18,993,676)

Consultant Class	2,381,819	3,664,645	3,028,564	3,280,685	(14,406,587)	(10,202,732)			(8,996,204)	(3,257,402)

Institutional Class	77,996,165	119,222,833	20,150,304	18,780,245	(97,459,966)	(96,058,792)			686,503	41,944,286

Royce Special Equity Multi-Cap Fund
Investment Class	866,127	2,451,602	5,847,802	1,040,135	(14,862,299)	(5,918,178)		4,410,760	(8,148,370)	1,984,319

Service Class	330,765	1,980,085	3,993,217	546,406	(7,608,913)	(14,809,505)		(4,410,760)	(3,284,931)	(16,693,774)

Consultant Class	77,389	246,555	488,959	93,069	(1,647,539)	(1,656,776)			(1,081,191)	(1,317,152)

Institutional Class	431,638	241,566	456,053	1,120,943	(35,781,367)	(4,665,527)			(34,893,676)	(3,303,018)

Royce Total Return Fund
Investment Class	172,331,070	165,438,966	185,080,886	160,024,214	(486,165,820)	(621,860,725)	4,991,437	616,402	(123,762,427)	(295,781,143)

Service Class	17,605,970	37,626,452	14,354,667	10,955,024	(53,275,300)	(93,727,158)	34,866,202	(616,402)	13,551,539	(45,762,084)

Consultant Class	7,766,358	7,849,294	28,157,591	26,542,808	(64,755,046)	(53,725,682)			(28,831,097)	(19,333,580)

Institutional Class	133,802,754	267,365,781	38,645,065	34,156,423	(186,576,729)	(418,141,043)			(14,128,910)	(116,618,839)

W Class	3,384,456	23,629,518	153,879	9,432,413	(97,087,426)	(16,176,485)	(4,991,437)		(98,540,528)	16,885,446

R Class	11,526,424	13,477,855	8,367,129	6,544,516	(14,313,562)	(18,954,349)			5,579,991	1,068,022

K Class	4,184,983	10,702,334	58,255	4,529,233	(6,531,546)	(18,585,697)	(34,866,202)		(37,154,510)	(3,354,130)

The Royce Funds 2018 Annual Report to Shareholders | 101

Notes to Financial Statements (continued)

Capital Share Transactions (in shares):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) IN
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		SHARES OUTSTANDING

	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18[1]	12/31/17[2]	12/31/18	12/31/17

Royce Dividend Value Fund
Investment Class	3,612,556	4,298,687	1,926,261	1,985,078	(5,740,059)	(4,549,529)		436,413	(201,242)	2,170,649

Service Class	182,554	593,367	572,558	919,198	(3,528,363)	(9,162,991)		(427,550)	(2,773,251)	(8,077,976)

Consultant Class	72,025	4,932	16,665	20,882	(55,073)	(40,367)			33,617	(14,553)

Institutional Class	389,716	20,750	66,051	20,657	(54,927)	(8,312)			400,840	33,095

Royce Global Financial Services Fund
Service Class	1,032,931	2,011,114	402,001	147,399	(1,977,301)	(2,568,417)			(542,369)	(409,904)

Institutional Class	281	82,514	71,378	21,641	(46,913)	(36,663)			24,746	67,492

Royce International Premier Fund
Investment Class	22,969,262	5,700,233	72,747	69,180	(5,886,292)	(801,879)		840,664	17,155,717	5,808,198

Service Class	1,367,064	1,104,260	–	20,392	(1,818,416)	(760,763)	964	(704,906)	(450,388)	(341,017)

Consultant Class	203,769	185,684	–	834	(169,091)	(54,788)			34,678	131,730

Institutional Class	2,916,865		5,389		(82,650)				2,839,604

R Class	16	103	–	44	(4,618)	–	(1,202)		(5,804)	147

K Class		–		–		–		(2,551)		(2,551)

Royce Low-Priced Stock Fund
Investment Class	664,694	577,375	1,247,011	367,917	(1,402,203)	(915,749)	544,002	3,434,852	1,053,504	3,464,395

Service Class	627,095	640,080	4,140,332	1,515,003	(4,994,573)	(8,306,853)	33,703	(3,325,309)	(193,443)	(9,477,079)

Institutional Class	28,573	37,701	–	60,126	(114,370)	(959,231)	(543,255)		(629,052)	(861,404)

R Class	1,925	12,437	–	8,190	(97,337)	(22,168)	(35,709)		(131,121)	(1,541)

K Class		9,447		–		(29,290)		(741,056)		(760,899)

Royce Micro-Cap Fund
Investment Class	442,085	715,505	1,379,928	965,522	(3,650,567)	(3,519,967)		16,447	(1,828,554)	(1,822,493)

Service Class	312,618	314,908	100,175	83,750	(750,133)	(648,355)		(16,790)	(337,340)	(266,487)

Consultant Class	20,513	49,719	261,077	188,517	(657,240)	(1,128,904)			(375,650)	(890,668)

Royce Micro-Cap Opportunity Fund
Investment Class	196,798	148,676	437,811	171,086	(1,490,891)	(620,649)	60,834	2,287	(795,448)	(298,600)

Service Class	22,569	37,846	–	8,572	(15,094)	(42,970)	(121,226)	(4,548)	(113,751)	(1,100)

Royce Opportunity Fund
Investment Class	7,069,808	6,866,763	4,353,638	6,779,406	(14,641,615)	(12,814,149)		53,934	(3,218,169)	885,954

Service Class	2,128,949	3,856,271	437,558	935,858	(5,517,655)	(3,215,595)	601,813	(57,828)	(2,349,335)	1,518,706

Consultant Class	97,465	108,753	102,870	227,862	(824,172)	(470,217)			(623,837)	(133,602)

Institutional Class	3,124,242	4,638,535	1,745,031	5,718,577	(28,617,157)	(8,815,496)			(23,747,884)	1,541,616

R Class	289,556	578,202	255,089	431,446	(794,614)	(1,134,320)			(249,969)	(124,672)

K Class	66,744	331,425	–	94,533	(70,091)	(370,027)	(684,679)		(688,026)	55,931

Royce Pennsylvania Mutual Fund
Investment Class	9,032,724	9,353,969	27,406,995	24,734,687	(35,352,581)	(31,659,681)		76,842	1,087,138	2,505,817

Service Class	758,686	1,905,268	591,389	639,681	(2,597,089)	(6,382,646)	188,596	(77,029)	(1,058,418)	(3,914,726)

Consultant Class	1,042,114	752,114	7,276,161	7,168,636	(10,773,630)	(10,375,300)			(2,455,355)	(2,454,550)

Institutional Class	10,176,610	14,104,272	1,454,689	1,176,061	(5,904,434)	(32,419,747)			5,726,865	(17,139,414)

R Class	154,050	268,144	253,063	275,108	(556,956)	(655,493)			(149,843)	(112,241)

K Class	6,293	38,113	–	58,398	(96,193)	(127,563)	(230,227)		(320,127)	(31,052)

Royce Premier Fund
Investment Class	9,774,025	14,016,958	23,300,993	13,759,039	(33,088,705)	(22,598,666)	1,246,773	13,233	1,233,086	5,190,564

Service Class	762,638	901,293	753,832	436,337	(1,202,121)	(1,023,456)		(13,608)	314,349	300,566

Consultant Class	132,860	217,332	502,414	309,679	(689,765)	(658,762)			(54,491)	(131,751)

Institutional Class	6,477,889	15,121,922	3,678,909	2,055,301	(8,262,556)	(18,265,426)			1,894,242	(1,088,203)

W Class	8,969	609,443	–	123,331	(683,832)	(8,321,109)	(1,239,921)		(1,914,784)	(7,588,335)

R Class	49,442	44,412	193,975	114,717	(172,520)	(284,373)			70,897	(125,244)

Royce Small-Cap Leaders Fund
Investment Class	1,072,490	535,267	981,347	862,183	(2,684,017)	(2,108,703)		524,387	(630,180)	(186,866)

Service Class	344,773	296,333	1,067,547	834,401	(1,725,163)	(1,966,267)	247,644	(461,537)	(65,199)	(1,297,070)

R Class	16,629	64,228	–	28,894	(36,696)	(86,349)	(179,116)		(199,183)	6,773

K Class		860		–		(1,392)		(49,764)		(50,296)

102 | The Royce Funds 2018 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) IN
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		SHARES OUTSTANDING

	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18[1]	12/31/17[2]	12/31/18	12/31/17

Royce Small-Cap Value Fund
Investment Class	720,316	741,807	732,200	231,721	(1,521,627)	(2,868,196)	319,820	1,133,254	250,709	(761,414)

Service Class	433,604	576,985	1,399,767	502,382	(3,589,532)	(6,244,261)	152,722	(1,140,095)	(1,603,439)	(6,304,989)

Consultant Class	56,074	59,530	145,498	47,444	(346,507)	(494,608)			(144,935)	(387,634)

Institutional Class	16,201	580,786	–	13,407	(54,436)	(12,978,342)	(316,248)		(354,483)	(12,384,149)

R Class	138,804	248,260	114,607	51,120	(720,582)	(676,071)			(467,171)	(376,691)

K Class	46,711	75,821	–	10,448	(106,029)	(233,932)	(221,047)		(280,365)	(147,663)

Royce Small/Mid-Cap Premier Fund
Investment Class	298,218	180,885	1,130,054	609,640	(646,967)	(2,481,762)		862,565	781,305	(828,672)

Service Class	120,727	186,926	1,507,723	829,776	(1,018,603)	(1,456,138)	79,141	(589,610)	688,988	(1,029,046)

Consultant Class	32,408	18,648	164,048	108,003	(301,736)	(308,411)			(105,280)	(181,760)

R Class	5,564	31,664	–	25,521	(101,173)	(43,525)	(121,948)		(217,557)	13,660

K Class		7,418		–		(11,712)		(419,319)		(423,613)

Royce Smaller-Companies Growth Fund
Investment Class	1,409,407	726,175	3,454,228	1,632,250	(3,097,890)	(2,610,111)		2,386,166	1,765,745	2,134,480

Service Class	746,094	667,456	6,972,135	3,597,705	(5,772,215)	(6,376,008)	57,897	(2,426,035)	2,003,911	(4,536,882)

Consultant Class	47,341	42,850	350,795	190,998	(386,332)	(243,879)			11,804	(10,031)

Institutional Class	74,788	186,029	283,596	129,407	(170,523)	(1,280,636)			187,861	(965,200)

R Class	13,782	22,294	–	12,448	(11,097)	(52,310)	(62,268)		(59,583)	(17,568)

K Class		1,824		–		(13,381)		(25,935)		(37,492)

Royce Special Equity Fund
Investment Class	10,606,597	6,201,776	5,245,633	3,671,017	(16,096,361)	(13,116,344)		20,317	(244,131)	(3,223,234)

Service Class	2,028,507	799,233	363,287	332,993	(3,754,389)	(1,975,892)		(20,390)	(1,362,595)	(864,056)

Consultant Class	129,355	185,121	184,219	169,107	(761,826)	(510,780)			(448,252)	(156,552)

Institutional Class	3,801,951	5,531,768	1,128,868	889,637	(4,649,863)	(4,436,735)			280,956	1,984,670

Royce Special Equity Multi-Cap Fund
Investment Class	57,035	165,273	513,867	67,983	(1,074,875)	(402,101)		290,182	(503,973)	121,337

Service Class	21,816	135,187	349,058	35,573	(593,442)	(1,028,167)		(289,800)	(222,568)	(1,147,207)

Consultant Class	7,512	25,805	66,165	9,326	(177,885)	(171,041)			(104,208)	(135,910)

Institutional Class	29,271	16,730	40,110	73,360	(2,369,114)	(299,588)			(2,299,733)	(209,498)

Royce Total Return Fund
Investment Class	13,088,971	11,868,856	17,953,975	12,067,778	(38,922,836)	(43,955,697)	376,428	41,593	(7,503,462)	(19,977,470)

Service Class	1,289,618	2,650,293	1,367,521	808,230	(3,895,252)	(6,572,028)	2,550,563	(40,740)	1,312,450	(3,154,245)

Consultant Class	621,031	544,363	2,684,766	1,953,113	(5,045,159)	(3,711,048)			(1,739,362)	(1,213,572)

Institutional Class	10,380,153	18,520,572	3,797,631	2,608,378	(14,578,110)	(29,035,003)			(400,326)	(7,906,053)

W Class	248,431	1,674,617	11,258	713,915	(6,960,700)	(1,143,414)	(375,375)		(7,076,386)	1,245,118

R Class	834,627	934,952	791,987	480,019	(1,066,832)	(1,309,309)			559,782	105,662

K Class	468,780	1,143,530	6,516	515,092	(724,647)	(1,995,811)	(3,926,286)		(4,175,637)	(337,189)

[1]
On April 13, 2018, R Class shares converted to Service Class shares for the following funds: Royce Low-Priced Stock Fund, Royce Small-Cap Leaders Fund, Royce Small/Mid-Cap Premier Fund and Royce Smaller-Companies Growth Fund and K Class shares converted to Service Class shares for the following funds: Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Small-Cap Value Fund and Royce Total Return Fund. On April 16, 2018, Royce International Premier Fund R Class shares converted to Service Class shares. On June 27, 2018, Institutional Class shares converted to Investment Class shares for Royce Low-Priced Stock Fund and Royce Small-Cap Value Fund. On October 10, 2018, W Class shares converted to Investment Class shares for Royce Premier Fund and Royce Total Return Fund and Service Class shares converted to Investment Class shares for Royce Micro-Cap Opportunity Fund.

[2]
On February 7, 2017, Royce International Premier Fund K Class shares converted to Service Class shares. On February 24, 2017, K Class shares converted to Service Class shares for the following funds: Royce Low-Priced Stock Fund, Royce Small-Cap Leaders Fund, Royce Small/Mid-Cap Premier Fund and Royce Smaller-Companies Growth Fund. On November 10, 2017, the following funds had certain shares in the Service Class convert to Investment Class shares: Royce Dividend Value Fund, Royce International Premier Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Small/Mid-Cap Premier Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund.

The Royce Funds 2018 Annual Report to Shareholders | 103

Notes to Financial Statements (continued)

Investment Adviser and Distributor:

INVESTMENT ADVISER:
Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2019, and is shown below to the extent that it impacted net expenses for the year ended December 31, 2018. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL								YEAR ENDED
	ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP[3]							DECEMEBER 31, 2018

	PERCENTAGE OF AVERAGE	Investment	Service	Consultant	Institutional					Advisory fees
	NET ASSETS[1]	Class[3]	Class[3]	Class[3]	Class[3]	W Class[3]	R Class[3]	K Class[3]	Net advisory fees	waived

Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	0.89%	N/A	N/A	N/A	$1,270,529	$151,436

Royce Global Financial Services Fund	1.00%	N/A	1.49%	N/A	1.04%	N/A	N/A	N/A	447,970	89,723

Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	1.04%	N/A	1.74%	N/A	2,244,877	262,846

Royce Low-Priced Stock Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	N/A	2,571,299	–

Royce Micro-Cap Fund	1.25%	1.49%	1.61%	N/A	N/A	N/A	N/A	N/A	2,341,557	–

Royce Micro-Cap Opportunity Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	434,461	–

Royce Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	13,093,348	–

Royce Pennsylvania Mutual Fund	0.76%[2]	N/A	N/A	N/A	N/A	N/A	N/A	1.99%	15,435,767	–

Royce Premier Fund	0.99%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	22,363,793	–

Royce Small-Cap Leaders Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	N/A	775,395	–

Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	1.99%	2,320,116	–

Royce Small/Mid-Cap Premier Fund	0.85%	N/A	N/A	2.09%	N/A	N/A	1.69%	N/A	1,622,445	–

Royce Smaller-Companies Growth Fund	1.00%	N/A	1.49%	2.24%	1.08%	N/A	1.84%	N/A	3,509,847	–

Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	14,104,333	–

Royce Special Equity Multi-Cap Fund	0.85%	N/A	1.24%	1.99%	0.89%	N/A	N/A	N/A	577,921	61,790

Royce Total Return Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	21,606,876	–

[1]
From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund, Royce Small/Mid-Cap Premier Fund and Royce Special Equity Multi-Cap Fund and 1.25% for Royce Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum.

[2]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

DISTRIBUTOR:
Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	YEAR ENDED DECEMBER 31, 2018

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Dividend Value Fund – Service Class	0.25%	$117,834	$1,431

Royce Dividend Value Fund – Consultant Class	1.00%	13,280	–

Royce Global Financial Services Fund – Service Class	0.25%	105,220	7,865

Royce International Premier Fund – Service Class	0.25%	96,619	13,197

Royce International Premier Fund – Consultant Class	1.00%	97,478	–

Royce International Premier Fund – R Class	0.50%	104	–

Royce Low-Priced Stock Fund – Service Class	0.25%	473,047	24,971

Royce Low-Priced Stock Fund – R Class	0.50%	1,043	–

Royce Micro-Cap Fund – Service Class	0.25%	30,810	–

Royce Micro-Cap Fund – Consultant Class	1.00%	226,110	–

Royce Micro-Cap Opportunity Fund – Service Class	0.25%	2,381	–

Royce Opportunity Fund – Service Class	0.25%	203,051	–

Royce Opportunity Fund – Consultant Class	1.00%	168,578	–

Royce Opportunity Fund – R Class	0.50%	175,638	–

Royce Opportunity Fund – K Class	0.25%	5,606	–

Royce Pennsylvania Mutual Fund – Service Class	0.25%	123,797	–

Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	3,380,763	–

Royce Pennsylvania Mutual Fund – R Class	0.50%	65,917	–

Royce Pennsylvania Mutual Fund – K Class	0.25%	1,624	–

Royce Premier Fund – Service Class	0.25%	109,411	18,832

Royce Premier Fund – Consultant Class	1.00%	290,930	–

Royce Premier Fund – R Class	0.50%	60,192	–

104 | The Royce Funds 2018 Annual Report to Shareholders

DISTRIBUTOR (continued):
	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	YEAR ENDED DECEMBER 31, 2018

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Small-Cap Leaders Fund – Service Class	0.25%	$87,206	$1,825

Royce Small-Cap Leaders Fund – R Class	0.50%	2,517	–

Royce Small-Cap Value Fund – Service Class	0.25%	346,088	3,592

Royce Small-Cap Value Fund – Consultant Class	1.00%	122,313	–

Royce Small-Cap Value Fund – R Class	0.50%	56,159	–

Royce Small-Cap Value Fund – K Class	0.25%	1,204	–

Royce Small/Mid-Cap Premier Fund – Service Class	0.25%	114,790	146,097

Royce Small/Mid-Cap Premier Fund – Consultant Class	1.00%	88,490	–

Royce Small/Mid-Cap Premier Fund – R Class	0.50%	2,887	–

Royce Smaller-Companies Growth Fund – Service Class	0.25%	522,424	10,967

Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	95,361	–

Royce Smaller-Companies Growth Fund – R Class	0.50%	942	–

Royce Special Equity Fund – Service Class	0.25%	185,034	–

Royce Special Equity Fund – Consultant Class	1.00%	399,662	–

Royce Special Equity Multi-Cap Fund – Service Class	0.25%	50,085	3,481

Royce Special Equity Multi-Cap Fund – Consultant Class	1.00%	34,178	–

Royce Total Return Fund – Service Class	0.25%	214,591	40,370

Royce Total Return Fund – Consultant Class	1.00%	2,247,519	–

Royce Total Return Fund – R Class	0.50%	261,497	–

Royce Total Return Fund – K Class	0.25%	24,711	–

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2018, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:
	PURCHASES	SALES[1]

Royce Dividend Value Fund	$21,163,701	$58,191,296

Royce Global Financial Services Fund	4,083,984	13,126,997

Royce International Premier Fund	383,371,271	154,460,692

Royce Low-Priced Stock Fund	140,600,014	193,524,307

Royce Micro-Cap Fund	43,594,711	89,700,089

Royce Micro-Cap Opportunity Fund	20,643,869	45,363,064

Royce Opportunity Fund	566,278,101	762,052,910

Royce Pennsylvania Mutual Fund	691,402,415	1,006,833,927

Royce Premier Fund	478,461,733	676,347,291

Royce Small-Cap Leaders Fund	43,397,828	65,633,902

Royce Small-Cap Value Fund	137,408,501	173,353,843

Royce Small/Mid-Cap Premier Fund	114,493,849	122,889,004

Royce Smaller-Companies Growth Fund	198,915,990	270,747,972

Royce Special Equity Fund	255,221,485	388,903,471

Royce Special Equity Multi-Cap Fund	9,014,759	59,505,371

Royce Total Return Fund	454,834,483	940,794,744

[1] Excludes the value of securities delivered as a result of redemptions-in-kind.

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2018, were as follows:

	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

Royce Dividend Value Fund	$–	$1,047,279	$(480,584)

Royce Global Financial Services Fund	381,287	610,994	206,490

Royce International Premier Fund	387,602	1,869,195	(12,975)

Royce Low-Priced Stock Fund	546,867	92,744	56,246

Royce Micro-Cap Fund	380 941	–	–

Royce Opportunity Fund	–	51,480	(12,091)

Royce Pennsylvania Mutual Fund	32,298,854	63,629,359	(11,618,259)

Royce Premier Fund	18,112,189	95,683,421	(18,820,890)

Royce Small/Mid-Cap Premier Fund	–	387,602	249,310

Royce Special Equity Fund	425,801	–	–

Royce Total Return Fund	33,579,538	61,460,789	(6,313,451)

The Royce Funds 2018 Annual Report to Shareholders | 105

Notes to Financial Statements (continued)

Redemptions-In-Kind:
The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. The net realized gain will not be realized for tax purposes. For the year ended December 31, 2018, the following funds had redemptions in kind:
	PROCEEDS	REALIZED GAIN

Royce Opportunity Fund	$263,568,680	$111,295,549

Royce Pennsylvania Mutual Fund	39,965,142	17,663,495

Royce Premier Fund	74,599,503	36,848,547

Royce Total Return Fund	53,395,482	24,032,831

Class Specific Expenses:
Class specific expenses were as follows for the period ended December 31, 2018:
							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Dividend Value Fund –
Investment Class	$–	$138,467	$33,238	$17,335	$(772)	$188,268	$–

Royce Dividend Value Fund – Service Class	117,834	82,458	5,786	14,567	(755)	219,890	–

Royce Dividend Value Fund –
Consultant Class	13,280	6,872	994	11,664	(49)	32,761	16,680

Royce Dividend Value Fund –
Institutional Class	–	6,247	123	11,378	(13)	17,735	17,735

	131,114	234,044	40,141	54,944	(1,589)		34,415

Royce Global Financial Services Fund –
Service Class	105,220	71,019	13,913	17,918	(745)	207,325	3,251

Royce Global Financial Services Fund –
Institutional Class	–	6,210	160	12,491	(16)	18,845	18,845

	105,220	77,229	14,073	30,409	(761)		22,096

Royce International Premier Fund –
Investment Class	–	154,058	35,655	64,672	(1,047)	253,338	–

Royce International Premier Fund –
Service Class	96,619	71,014	9,224	15,659	(425)	192,091	6,437

Royce International Premier Fund –
Consultant Class	97,478	6,956	2,159	10,700	(109)	117,184	3,095

Royce International Premier Fund –

Institutional Class	–	2,722	2,947	9,755	(3)	15,421	15,421

Royce International Premier Fund – R Class	104	2,190	–	1,482	(4)	3,772	3,635

	194,201	236,940	49,985	102,268	(1,588)		28,588

Royce Low-Priced Stock Fund –
Investment Class	–	67,031	44,721	13,837	(5,041)	120,548	37,778

Royce Low-Priced Stock Fund – Service Class	473,047	319,031	38,391	20,505	(1,029)	849,945	51,850

Royce Low-Priced Stock Fund –
Institutional Class	–	3,185	259	12,512	(25)	15,931	–

Royce Low-Priced Stock Fund – R Class	1,043	2,642	107	1,947	(19)	5,720	4,133

	474,090	391,889	83,478	48,801	(6,114)		93,761

Royce Micro-Cap Fund – Investment Class	–	159,467	63,495	18,536	(5,957)	235,541	12,184

Royce Micro-Cap Fund – Service Class	30,810	21,244	4,161	11,886	(67)	68,034	35,071

Royce Micro-Cap Fund – Consultant Class	226,110	30,487	6,081	12,459	(434)	274,703	–

	256,920	211,198	73,737	42,881	(6,458)		47,255

Royce Micro-Cap Opportunity Fund –
Investment Class	–	38,417	4,414	21,127	(293)	63,665	33,993

Royce Micro-Cap Opportunity Fund –
Service Class	2,381	7,127	234	12,430	(14)	22,158	18,973

	2,381	45,544	4,648	33,557	(307)		52,966

Royce Opportunity Fund – Investment Class	–	831,935	137,196	24,297	(9,887)	983,541	–

Royce Opportunity Fund – Service Class	203,051	134,035	10,321	14,073	(531)	360,949	21,875

Royce Opportunity Fund – Consultant Class	168,578	22,040	3,972	11,583	(462)	205,711	–

Royce Opportunity Fund – Institutional Class	–	8,244	14,132	18,016	(229)	40,163	–

Royce Opportunity Fund – R Class	175,638	80,347	1,593	9,974	(252)	267,300	–

Royce Opportunity Fund – K Class	5,606	6,189	277	3,864	(79)	15,857	–

	552,873	1,082,790	167,491	81,807	(11,440)		21,875

106 | The Royce Funds 2018 Annual Report to Shareholders

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Pennsylvania Mutual Fund –
Investment Class	$–	$1,254,779	$256,003	$23,695	$(26,952)	$1,507,525	$–

Royce Pennsylvania Mutual Fund –
Service Class	123,797	85,472	14,359	12,921	(508)	236,041	–

Royce Pennsylvania Mutual Fund –
Consultant Class	3,380,763	289,978	61,601	15,953	(4,753)	3,743,542	–

Royce Pennsylvania Mutual Fund –
Institutional Class	–	8,634	8,341	15,069	(370)	31,674	–

Royce Pennsylvania Mutual Fund – R Class	65,917	21,271	3,367	8,552	(386)	98,721	–

Royce Pennsylvania Mutual Fund – K Class	1,624	3,422	149	3,833	(32)	8,996	1,418

	3,572,101	1,663,556	343,820	80,023	(33,001)		1,418

Royce Premier Fund – Investment Class	–	1,701,578	314,220	32,378	(14,778)	2,033,398	–

Royce Premier Fund – Service Class	109,411	83,888	10,689	13,681	(677)	216,992	–

Royce Premier Fund – Consultant Class	290,930	27,756	4,713	11,649	(346)	334,702	–

Royce Premier Fund – Institutional Class	–	9,584	112,752	24,425	(227)	146,534	–

Royce Premier Fund – W Class	–	11,889	(4,301)	14,839	(1,157)	21,270	–

Royce Premier Fund – R Class	60,192	23,400	1,196	4,790	(89)	89,489	–

	460,533	1,858,095	439,269	101,762	(17,274)		–

Royce Small-Cap Leaders Fund –
Investment Class	–	30,338	14,771	15,570	(999)	59,680	13,715

Royce Small-Cap Leaders Fund –
Service Class	87,206	62,581	9,392	14,966	(297)	173,848	45,501

Royce Small-Cap Leaders Fund – R Class	2,517	3,395	469	3,063	(136)	9,308	5,674

	89,723	96,314	24,632	33,599	(1,432)		64,890

Royce Small-Cap Value Fund –
Investment Class	–	79,766	20,777	13,848	(1,983)	112,408	12,091

Royce Small-Cap Value Fund – Service Class	346,088	216,004	31,239	15,937	(1,116)	608,152	47,522

Royce Small-Cap Value Fund –
Consultant Class	122,313	16,683	2,675	11,926	(250)	153,347	–

Royce Small-Cap Value Fund –
Institutional Class	–	3,350	258	13,356	(42)	16,922	–

Royce Small-Cap Value Fund – R Class	56,159	30,530	1,666	5,421	(217)	93,559	–

Royce Small-Cap Value Fund – K Class	1,204	3,069	148	3,843	(29)	8,235	3,944

	525,764	349,402	56,763	64,331	(3,637)		63,557

Royce Small/Mid-Cap Premier Fund –
Investment Class	–	28,752	14,014	14,960	(1,389)	56,337	–

Royce Small/Mid-Cap Premier Fund –
Service Class	114,790	76,012	39,910	15,760	(4,274)	242,198	–

Royce Small/Mid-Cap Premier Fund –
Consultant Class	88,490	13,015	4,507	9,663	(436)	115,239	13,547

Royce Small/Mid-Cap Premier Fund – R Class	2,887	3,354	185	2,240	(36)	8,630	4,250

	206,167	121,133	58,616	42,623	(6,135)		17,797

Royce Smaller-Companies Growth Fund –
Investment Class	–	87,842	51,985	14,818	(3,797)	150,848	–

Royce Smaller-Companies Growth Fund –
Service Class	522,424	342,267	39,968	18,935	(1,398)	922,196	45,037

Royce Smaller-Companies Growth Fund –
Consultant Class	95,361	15,998	2,863	11,863	(260)	125,825	15,052

Royce Smaller-Companies Growth Fund –
Institutional Class	–	6,943	342	11,597	(54)	18,828	18,801

Royce Smaller-Companies Growth Fund –
R Class	942	2,462	176	2,363	(29)	5,914	4,478

	618,727	455,512	95,334	59,576	(5,538)		83,368

The Royce Funds 2018 Annual Report to Shareholders | 107

Notes to Financial Statements (continued)

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Special Equity Fund – Investment Class	$–	$1,031,153	$163,626	$31,759	$(10,463)	$1,216,075	$–

Royce Special Equity Fund – Service Class	185,034	110,014	21,419	12,559	(3,511)	325,515	82,105

Royce Special Equity Fund – Consultant Class	399,662	32,424	7,322	11,931	(730)	450,609	–

Royce Special Equity Fund –
Institutional Class	–	9,980	60,475	18,458	(520)	88,393	–

	584,696	1,183,571	252,842	74,707	(15,224)		82,105

Royce Special Equity Multi-Cap Fund –
Investment Class	–	21,527	4,131	15,511	(515)	40,654	–

Royce Special Equity Multi-Cap Fund –
Service Class	50,085	35,201	2,141	12,714	(148)	99,993	27,417

Royce Special Equity Multi-Cap Fund –
Consultant Class	34,178	(5,350)	808	10,939	(124)	40,451	3,213

Royce Special Equity Multi-Cap Fund –
Institutional Class	–	6,242	24	14,222	(11)	20,477	20,477

	84,263	57,620	7,104	53,386	(798)		51,107

Royce Total Return Fund – Investment Class	–	1,349,238	241,938	27,168	(14,462)	1,603,882	–

Royce Total Return Fund – Service Class	214,591	166,942	34,692	12,131	(648)	427,708	–

Royce Total Return Fund – Consultant Class	2,247,519	183,101	36,013	14,204	(2,260)	2,478,577	–

Royce Total Return Fund – Institutional Class	–	11,504	55,865	13,865	(419)	80,815	–

Royce Total Return Fund – W Class	–	42,324	10,003	14,532	(139)	66,720	–

Royce Total Return Fund – R Class	261,497	115,930	7,218	6,416	(866)	390,195	–

Royce Total Return Fund – K Class	24,711	20,736	895	3,874	(170)	50,046	–

	2,748,318	1,889,775	386,624	92,190	(18,964)		–

Tax Information:
At December 31, 2018, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED		GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation		Depreciation

Royce Dividend Value Fund	$87,453,748	$27,926,308	$36,497,108		$8,570,800

Royce Global Financial Services Fund	35,885,684	3,378,109	7,722,138		4,344,029

Royce International Premier Fund	384,454,987	(22,246,715)	9,393,716		31,640,431

Royce Low-Priced Stock Fund	196,640,508	11,202,040	39,037,664		27,835,624

Royce Micro-Cap Fund	130,885,623	14,890,615	34,278,889		19,388,274

Royce Micro-Cap Opportunity Fund	16,816,437	1,088,442	3,257,542		2,169,100

Royce Opportunity Fund	1,001,850,603	(109,016,175)	105,457,089		214,473,264

Royce Pennsylvania Mutual Fund	1,203,288,318	368,593,791	483,422,423		114,828,632

Royce Premier Fund	1,095,012,022	545,547,726	622,243,020		76,695,294

Royce Small-Cap Leaders Fund	51,083,468	4,581,880	8,029,496		3,447,616

Royce Small-Cap Value Fund	177,951,209	7,725,095	22,952,826		15,227,731

Royce Small/Mid-Cap Premier Fund	157,847,658	(2,523,077)	10,290,925		12,814,002

Royce Smaller-Companies Growth Fund	259,797,759	12,624,811	46,251,133		33,626,322

Royce Special Equity Fund	986,519,843	221,860,683	262,406,207		40,545,524

Royce Special Equity Multi-Cap Fund	31,524,662	10,574,288	11,467,972		893,684

Royce Total Return Fund	1,059,898,770	471,089,918	548,040,663		76,950,745

The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts, underlying investments and mark-to-market of Passive Foreign Investment Companies.

108 | The Royce Funds 2018 Annual Report to Shareholders

Tax Information (continued):
Distributions during the years ended December 31, 2018 and 2017, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL

	2018	2017	2018	2017	2018	2017

Royce Dividend Value Fund	$3,187,798	$3,294,788	$13,917,887	$21,358,296	$–	$–

Royce Global Financial Services Fund	388,788	1,153,530	4,123,878	782,447	–	–

Royce International Premier Fund	1,517,079	1,445,419	–	–	–	990

Royce Low-Priced Stock Fund	350,493	1,232,346	37,062,245	15,751,222	–	–

Royce Micro-Cap Fund	–	1,597,877	18,144,382	13,590,589	–	–

Royce Micro-Cap Opportunity Fund	250,724	–	6,369,153	3,718,816	–	–

Royce Opportunity Fund	18,209,363	14,009,998	66,655,061	199,474,160	–	–

Royce Pennsylvania Mutual Fund	12,292,768	8,375,891	309,129,630	374,077,475	–	–

Royce Premier Fund	1,125,376	2,214,026	405,194,296	318,912,016	–	–

Royce Small-Cap Leaders Fund	66,626	420,604	10,792,967	12,320,772	–	–

Royce Small-Cap Value Fund	3,440,279	800,336	19,139,774	8,533,404	–	–

Royce Small/Mid-Cap Premier Fund	4,781,659	3,852,864	26,285,447	20,312,685	–	–

Royce Smaller-Companies Growth Fund	10,324,521	1,788,092	76,149,166	63,988,721	–	–

Royce Special Equity Fund	14,919,426	10,664,189	131,434,778	115,512,791	–	–

Royce Special Equity Multi-Cap Fund	859,345	979,387	10,704,610	2,068,497	–	–

Royce Total Return Fund	31,554,994	22,791,657	294,106,107	283,252,860	–	–

The tax basis components of distributable earnings at December 31, 2018, were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSS CARRYFORWARD)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS	CAPITAL LOSS CARRYFORWARD UTILIZED

Royce Dividend Value Fund	$2,690	$3,067,246	$27,926,067	$(112,099)	$30,883,904	$–

Royce Global Financial Services Fund	–	281,547	3,377,666	(248,359)	3,410,854	–

Royce International Premier Fund	35,742	(60,295,931)[3]	(22,302,523)	(17,899)	(82,580,611)	7,258,867

Royce Low-Priced Stock Fund	–	2,208,430	11,202,255	(29,965)	13,380,720	–

Royce Micro-Cap Fund	–	1,827,962	14,888,420	(676,014)	16,040,368	–

Royce Micro-Cap Opportunity Fund	–	2,003,123	1,088,447	–	3,091,570	–

Royce Opportunity Fund	–	13,967,245	(109,016,178)	(1,561,929)	(96,610,862)	–

Royce Pennsylvania Mutual Fund	144,894	32,095,296	368,593,313	(7,550,740)	393,282,763	–

Royce Premier Fund	9,052	98,158,495	545,509,201	(3,578,642)	640,098,106	–

Royce Small-Cap Leaders Fund	3,264	426,461	4,581,686	–	5,011,411	–

Royce Small-Cap Value Fund	1,058,928	2,893,705	7,725,124	(972)	11,676,785	–

Royce Small/Mid-Cap Premier Fund	31,655	244,846	(2,523,999)	(175)	(2,247,673)	–

Royce Smaller-Companies Growth Fund	–	6,653,237	12,610,732	(1,358,099)	17,905,870	–

Royce Special Equity Fund	179,921	10,092,360	221,860,682	–	232,132,963	–

Royce Special Equity Multi-Cap Fund	1,570	2,113,467	10,574,290	(38,006)	12,651,321	–

Royce Total Return Fund	–	72,052,806	471,091,233	(17,059,441)	526,084,598	–

[1]
Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts, underlying investments and mark-to-market of Passive Foreign Investment Companies.

[2]
Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses and 857 (b)(9) adjustments.

[3]	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2018, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, investments in Real Estate Investment Trusts, publicly traded partnerships and Trusts, foreign currency transactions, foreign capital gains tax, redemptions-in-kind, non-deductible excise taxes paid, market timing payments, return of capital distributions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

		PAID-IN
	TOTAL DISTRIBUTABLE EARNINGS (LOSS)	CAPITAL

Royce Dividend Value Fund	$54	$(54)

Royce Global Financial Services Fund	33,987	(33,987)

Royce International Premier Fund	–	–

The Royce Funds 2018 Annual Report to Shareholders | 109

Notes to Financial Statements (continued)

Tax Information (continued):

		PAID-IN
	TOTAL DISTRIBUTABLE EARNINGS (LOSS)	CAPITAL

Royce Low-Priced Stock Fund	$1,156,883	$(1,156,883)

Royce Micro-Cap Fund	1,108,993	(1,108,993)

Royce Micro-Cap Opportunity Fund	403,911	(403,911)

Royce Opportunity Fund	(106,463,390)	106,463,390

Royce Pennsylvania Mutual Fund	(17,555,289)	17,555,289

Royce Premier Fund	(36,696,931)	36,696,931

Royce Small-Cap Leaders Fund	–	–

Royce Small-Cap Value Fund	(20,785)	20,785

Royce Small/Mid-Cap Premier Fund	(1,077)	1,077

Royce Smaller-Companies Growth Fund	3,300,187	(3,300,187)

Royce Special Equity Fund	–	–

Royce Special Equity Multi-Cap Fund	–	–

Royce Total Return Fund	(24,584,532)	24,584,532

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2015 – 2018) and has concluded that as of December 31, 2018, no provision for income tax is required in the Funds’ financial statements.
Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2018:

AFFILIATED COMPANY	SHARES 12/31/17	MARKET VALUE 12/31/17	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 12/31/18	MARKET VALUE 12/31/18

Royce Opportunity Fund
Dixie Group[1]	849,935	$3,272,250	$16,265	$773,472	$(2,324,013)	$160,431	$–

Echelon Corporation[1]	230,152	1,298,057	–	1,756,837	(2,919,936)	3,378,715	–

Noranda Aluminum Holding Corporation[1]	593,726	7,718	–	4,223	596	789	–

Northwest Pipe[1]	489,326	9,365,700	465,690	2,511,389	147,322	1,687,254	–

SigmaTron International[1]	282,757	2,867,156	–	1,068,694	(687,422)	(855,574)	–

		16,810,881			(5,783,453)	4,371,615	–

Royce Pennsylvania Mutual Fund
Preformed Line Products[1]	260,064	18,477,547	198,686	2,120,219	1,101,984	(4,976,463)	195,483

		18,477,547			1,101,984	(4,976,463)	195,483

Royce Premier Fund
CIRCOR International	878,443	42,762,605	18,064,252	11,964,676	(1,680,592)	(25,355,756)	–	1,024,687	$21,825,833

		42,762,605			(1,680,592)	(25,355,756)	–		21,825,833

Royce Special Equity Fund
Bassett Furniture Industries[1]	781,000	29,365,600	2,837,585	11,100,987	(1,691,175)	(10,152,543)	291,460

Bowl America Cl. A	343,000	5,145,000	–	–	–	85,750	234,955	343,000	5,230,750

Capella Education[1]	588,000	45,511,200	–	7,254,354	2,952,057	(41,208,903)	505,680

Computer Services	756,000	35,222,040	1,128,871	–	–	2,599,089	1,029,570	779,000	38,950,000

CSS Industries[1]	695,900	19,366,897	–	14,658,217	908,590	(5,617,270)	69,540

Flexsteel Industries	567,000	26,524,260	5,761,631	–	–	(15,173,891)	557,142	775,000	17,112,000

Gencor Industries	521,979	8,638,752	7,225,950	–	–	(4,527,207)	–	1,033,500	11,337,495

Hooker Furniture	1,127,000	47,841,150	1,075,434	–	–	(18,493,884)	654,150	1,155,000	30,422,700

Hurco Companies	525,000	22,155,000	2,410,395	–	–	(3,845,115)	230,700	580,400	20,720,280

John B. Sanfilippo & Son	726,500	45,951,125	12,092,114	–	–	(7,309,149)	1,912,500	911,500	50,734,090

National Presto Industries	469,000	46,642,050	1,314,797	7,138,317	2,944,792	5,553,534	2,820,000	421,800	49,316,856

Park Electrochemical[1]	1,557,000	30,595,050	865,347	22,751,144	(2,682,001)	2,863,188	3,995,200

Standard Motor Products	1,350,000	60,628,500	3,362,480	2,348,235	269,834	4,920,821	1,172,220	1,380,000	66,833,400

		423,586,624			2,702,097	(90,305,580)	13,473,117		290,657,571

Royce Total Return Fund
Mueller (Paul) Company[1]	100,714	3,927,846	–	3,406,891	(91,602)	(429,353)	–

Starrett (L.S.) Company (The) Cl. A	439,557	3,780,190	–	310,013	(853,442)	(588,452)	–	387,817	2,028,283

		7,708,036			(945,044)	(1,017,805)	–		2,028,283

[1] Not an Affiliated Company at December 31, 2018.

110 | The Royce Funds 2018 Annual Report to Shareholders

Recent Accounting Pronouncement:
In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Funds adopted the Final Rule with the most notable impacts being that the Funds are no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Merger Information:
The Board of Trustees of The Royce Fund recently approved, subject to Target Fund shareholder approval as described below, the Fund reorganizations involving its series as described below.

TARGET FUND	ACQUIRING FUND
Royce Small-Cap Leaders Fund	Royce Pennsylvania Mutual Fund
Royce Small/Mid-Cap Premier Fund	Royce Pennsylvania Mutual Fund
Royce Low-Priced Stock Fund	Royce Micro-Cap Fund
Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund

Each Fund reorganization is a separate transaction and is subject to approval by shareholders of the relevant Target Fund. Only shareholders of the particular Target Fund will vote in connection with the reorganization transaction involving that Target Fund. Completion of each reorganization transaction is also subject to the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the applicable Target Fund, or their respective shareholders.
The assets and liabilities of a Target Fund would be exchanged for shares of the Acquiring Fund as part of each reorganization, with shareholders of the Target Fund becoming shareholders of the Acquiring Fund. No sales charges or redemption fees would be imposed in connection with either reorganization. The Acquiring Fund shares to be received by shareholders of a Target Fund in a reorganization will be of the same class and will be equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganization.
Shareholder approval of one reorganization transaction is not contingent upon, and will not affect in any way, shareholder approval of the other reorganization transaction. In addition, the consummation of one reorganization transaction is not contingent upon, and will not affect in any way, the consummation of the other reorganization transaction.

Subsequent Events:
The Board of Trustees of The Royce Fund approved a plan of liquidation for Royce Special Equity Multi-Cap Fund, to be effective on February 25, 2019.

The Royce Funds 2018 Annual Report to Shareholders | 111

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and Shareholders of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Small/Mid-Cap Premier Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Small/Mid-Cap Premier Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund (constituting The Royce Fund, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Subsequent Event

As discussed in the Subsequent Events footnote to the financial statements, the Board of Trustees of The Royce Fund has approved a plan of liquidation for Royce Special Equity Multi-Cap Fund.

/s/PricewaterhouseCoopers LLP
New York, New York
February 21, 2019

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not been able to determine the specific year we began serving as auditor.

112 | The Royce Funds 2018 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

   As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period ended December 31, 2018. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
   The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2018, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
   The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period[1]	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]

Investment Class
Royce Dividend Value Fund	$ 1,000.00	$ 856.60	$ 4.77	$ 1,000.00	$ 1,020.06	$ 5.19	1.02%

Royce International Premier Fund	1,000.00	902.47	5.66	1,000.00	1,019.26	6.01	1.18%

Royce Low-Priced Stock Fund	1,000.00	830.38	5.72	1,000.00	1,018.95	6.31	1.24%

Royce Micro-Cap Fund	1,000.00	826.17	6.86	1,000.00	1,017.69	7.58	1.49%

Royce Micro-Cap Opportunity Fund	1,000.00	797.80	5.62	1,000.00	1,018.95	6.31	1.24%

Royce Opportunity Fund	1,000.00	769.19	5.40	1,000.00	1,019.11	6.16	1.21%

Royce Pennsylvania Mutual Fund	1,000.00	854.64	4.30	1,000.00	1,020.57	4.69	0.92%

Royce Premier Fund	1,000.00	873.42	5.57	1,000.00	1,019.26	6.01	1.18%

Royce Small-Cap Leaders Fund	1,000.00	843.07	5.76	1,000.00	1,018.95	6.31	1.24%

Royce Small-Cap Value Fund	1,000.00	867.19	5.84	1,000.00	1,018.95	6.31	1.24%

Royce Small/Mid-Cap Premier Fund[3]	1,000.00	876.36	4.92	1,000.00	1,019.96	5.30	1.04%

Royce Smaller-Companies Growth Fund	1,000.00	814.22	5.58	1,000.00	1,019.06	6.21	1.22%

Royce Special Equity Fund	1,000.00	904.27	5.66	1,000.00	1,019.26	6.01	1.18%

Royce Special Equity Multi-Cap Fund	1,000.00	949.09	5.06	1,000.00	1,020.01	5.24	1.03%

Royce Total Return Fund	1,000.00	870.29	5.52	1,000.00	1,019.31	5.96	1.17%

Service Class
Royce Dividend Value Fund	1,000.00	854.91	6.22	1,000.00	1,018.50	6.77	1.33%

Royce Global Financial Services Fund	1,000.00	843.59	6.92	1,000.00	1,017.69	7.58	1.49%

Royce International Premier Fund	1,000.00	900.10	7.28	1,000.00	1,017.54	7.73	1.52%

Royce Low-Priced Stock Fund	1,000.00	829.42	6.87	1,000.00	1,017.69	7.58	1.49%

Royce Micro-Cap Fund	1,000.00	825.86	7.41	1,000.00	1,017.09	8.19	1.61%

Royce Opportunity Fund	1,000.00	768.83	6.64	1,000.00	1,017.69	7.58	1.49%

Royce Pennsylvania Mutual Fund	1,000.00	853.55	5.98	1,000.00	1,018.75	6.51	1.28%

Royce Premier Fund	1,000.00	872.35	6.94	1,000.00	1,017.80	7.48	1.47%

Royce Small-Cap Leaders Fund	1,000.00	842.15	6.92	1,000.00	1,017.69	7.58	1.49%

Royce Small-Cap Value Fund	1,000.00	866.60	7.01	1,000.00	1,017.69	7.58	1.49%

Royce Small/Mid-Cap Premier Fund[3]	1,000.00	875.88	5.53	1,000.00	1,019.31	5.96	1.17%

Royce Smaller-Companies Growth Fund	1,000.00	813.31	6.81	1,000.00	1,017.69	7.58	1.49%

Royce Special Equity Fund	1,000.00	902.86	6.67	1,000.00	1,018.20	7.07	1.39%

Royce Special Equity Multi-Cap Fund	1,000.00	948.03	6.09	1,000.00	1,018.95	6.31	1.24%

Royce Total Return Fund	1,000.00	869.16	6.97	1,000.00	1,017.74	7.53	1.48%

The Royce Funds 2018 Annual Report to Shareholders | 113

Understanding Your Fund’s Expenses (unaudited) (continued)

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period[1]	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]

Consultant Class
Royce Dividend Value Fund	$ 1,000.00	$ 851.44	$ 9.75	$ 1,000.00	$ 1,014.67	$ 10.61	2.09%

Royce International Premier Fund	1,000.00	897.50	10.47	1,000.00	1,014.17	11.12	2.19%

Royce Micro-Cap Fund	1,000.00	822.08	11.76	1,000.00	1,012.30	12.98	2.56%

Royce Opportunity Fund	1,000.00	765.25	10.28	1,000.00	1,013.56	11.72	2.31%

Royce Pennsylvania Mutual Fund	1,000.00	850.14	9.00	1,000.00	1,015.48	9.80	1.93%

Royce Premier Fund	1,000.00	868.83	10.46	1,000.00	1,014.01	11.27	2.22%

Royce Small-Cap Value Fund	1,000.00	862.18	10.98	1,000.00	1,013.41	11.88	2.34%

Royce Small/Mid-Cap Premier Fund[3]	1,000.00	872.09	9.86	1,000.00	1,014.67	10.61	2.09%

Royce Smaller-Companies Growth Fund	1,000.00	810.18	10.22	1,000.00	1,013.91	11.37	2.24%

Royce Special Equity Fund	1,000.00	899.38	10.44	1,000.00	1,014.22	11.07	2.18%

Royce Special Equity Multi-Cap Fund	1,000.00	944.80	9.75	1,000.00	1,015.17	10.11	1.99%

Royce Total Return Fund	1,000.00	866.50	10.21	1,000.00	1,014.27	11.02	2.17%

Institutional Class
Royce Dividend Value Fund	1,000.00	856.35	4.16	1,000.00	1,020.72	4.53	0.89%

Royce Global Financial Services Fund	1,000.00	846.98	4.84	1,000.00	1,019.96	5.30	1.04%

Royce International Premier Fund	1,000.00	902.32	4.99	1,000.00	1,019.96	5.30	1.04%

Royce Opportunity Fund	1,000.00	770.01	4.86	1,000.00	1,019.71	5.55	1.09%

Royce Pennsylvania Mutual Fund	1,000.00	855.69	4.12	1,000.00	1,020.77	4.48	0.88%

Royce Premier Fund	1,000.00	873.09	5.43	1,000.00	1,019.41	5.85	1.15%

Royce Smaller-Companies Growth Fund	1,000.00	814.42	4.94	1,000.00	1,019.76	5.50	1.08%

Royce Special Equity Fund	1,000.00	904.88	5.38	1,000.00	1,019.56	5.70	1.12%

Royce Special Equity Multi-Cap Fund	1,000.00	949.41	4.37	1,000.00	1,020.72	4.53	0.89%

Royce Total Return Fund	1,000.00	870.62	5.23	1,000.00	1,019.61	5.65	1.11%

R Class
Royce Opportunity Fund	1,000.00	767.62	8.20	1,000.00	1,015.93	9.35	1.84%

Royce Pennsylvania Mutual Fund	1,000.00	853.02	7.01	1,000.00	1,017.64	7.63	1.50%

Royce Premier Fund	1,000.00	870.68	8.35	1,000.00	1,016.28	9.00	1.77%

Royce Small-Cap Value Fund	1,000.00	864.36	8.93	1,000.00	1,015.63	9.65	1.90%

Royce Total Return Fund	1,000.00	867.92	8.52	1,000.00	1,016.08	9.20	1.81%

[1]	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

114 | The Royce Funds 2018 Annual Report to Shareholders

Federal Tax Information

    In January 2019, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2018.

2018 Supplemental Tax Information:

				LONG-TERM CAPITAL
			% INCOME	GAIN DISTRIBUTION OR
FUND	% QDI	% U.S. GOVT INCOME	QUALIFYING FOR DRD	MAXIMUM ALLOWABLE (OOO’S)

Royce Dividend Value Fund	100.00%	N/A	65.47%	$13,917

Royce Global Financial Services Fund	46.04%	N/A	87.43%	4,123

Royce International Premier Fund	100.00%	N/A	0.00%	–

Royce Low-Priced Stock Fund	100.00%	N/A	100.00%	37,062

Royce Micro-Cap Fund	0.00%	N/A	0.00%	18,144

Royce Micro-Cap Opportunity Fund	72.58%	N/A	44.25%	6,369

Royce Opportunity Fund	51.86%	N/A	51.70%	66,655

Royce Pennsylvania Mutual Fund	100.00%	N/A	100.00%	309,130

Royce Premier Fund	100.00%	N/A	100.00%	405,194

Royce Small-Cap Leaders Fund	100.00%	N/A	100.00%	10,793

Royce Small-Cap Value Fund	100.00%	N/A	97.59%	19,140

Royce Small/Mid-Cap Premier Fund	37.15%	N/A	40.20%	26,285

Royce Smaller-Companies Growth Fund	0.00%	N/A	9.56%	76,149

Royce Special Equity Fund	100.00%	N/A	100.00%	131,435

Royce Special Equity Multi-Cap Fund	100.00%	N/A	100.00%	10,705

Royce Total Return Fund	100.00%	N/A	100.00%	294,106

DEFINITIONS:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:
    For the year ended December 31, 2018, Royce International Premier Fund had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

NET FOREIGN	NET FOREIGN SOURCE
SOURCE INCOME	INCOME PER SHARE	FOREIGN TAX	FOREIGN TAX PER SHARE

$3,395,527	$0.1184	$581,227	$0.0203

The Royce Funds 2018 Annual Report to Shareholders | 115

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 79 | Number of Funds Overseen: 21 | Tenure: Since 1982
Non-Royce Directorships: Director of Oxford Square Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Trustee1, President
Age: 53 | Number of Funds Overseen: 21 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 70 | Number of Funds Overseen: 21 | Tenure: Since 2009
Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Trustee
Age: 57 | Number of Funds Overseen: 21 | Tenure: Since 2017
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Stephen L. Isaacs, Trustee
Age: 79 | Number of Funds Overseen: 21 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 76 | Number of Funds Overseen: 40 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 79 | Number of Funds Overseen: 21 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 73 | Number of Funds Overseen: 40 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 60 | Number of Funds Overseen: 21 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 51 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 56 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 52 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 51 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 59 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.
Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

116 | The Royce Funds 2018 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2018, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2018 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The MSCI ACWI ex USA Large Cap Index is an unmanaged, capitalization-weighted index of global large-cap stocks, excluding the United States. Index returns include net reinvested dividends and/or interest income. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors, and includes reinvested dividends. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the Russell market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The (Center for Research in Security Prices) CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000.
The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. For the Morningstar Small Blend Category: © 2019 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

The Royce Funds 2018 Annual Report to Shareholders | 117

Notes to Performance and Other Important Information (continued)

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www. sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

118 | The Royce Funds 2018 Annual Report to Shareholders

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This page is not part of the 2018 Annual Report to Shareholders | 119

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120 | This page is not part of the 2018 Annual Report to Shareholders

About The Royce Funds	Contact Us

Unparalleled Knowledge + Experience
Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.

Independent Thinking
The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.
GENERAL INFORMATION General Royce Funds information including: • How to open an account • An overview of our firm and Funds • Ordering literature including Prospectuses (800) 221-4268

Specialized Approaches Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.	ACCOUNT INFORMATION Speak with a representative about: • Your account, transactions, and forms (800) 841-1180
Unwavering Commitment
Our team of 18 portfolio managers have significant personal investments in the strategies they manage.	FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS
Speak with your regional Royce contact regarding:
• Scheduling a meeting or call
• Information about our firm, strategies, and funds
• Resources for financial professionals, such as
  portfolio attribution reports
(800) 337-6923

AUTOMATED ACCOUNT INFORMATION 24-hour Automated Telephone Service (800) 787-6923

Item 2. Code(s) of Ethics.  As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2018 - $364,841
Year ended December 31, 2017 - $380,325

(b)	Audit-Related Fees:
Year ended December 31, 2018 - $0
Year ended December 31, 2017 - $0

(c)	Tax Fees:
Year ended December 31, 2018 - $165,420 – Preparation of tax returns and excise tax review
Year ended December 31, 2017 - $170,800 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2018 - $0
Year ended December 31, 2017 - $0

(e)(1)      Annual Pre-Approval:  On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2018 - $165,420
Year ended December 31, 2017 - $170,800

(h)	No such services were rendered during 2018 or 2017.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.
(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.  Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Christopher D. Clark
Christopher D. Clark
President

Date: February 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/ Christopher D. Clark	BY: /s/ Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Treasurer

Date: February 27, 2019	Date: February 27, 2019